    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 6, 2006



                                                       REGISTRATION NOS. 2-86082
                                                                     811-0383301

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                   FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                           PRE-EFFECTIVE AMENDMENT NO                        [ ]


                         POST-EFFECTIVE AMENDMENT NO. 45                     [x]


                                       AND

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 46                             [x]


                         -------------------------------

                          MAINSTAY VP SERIES FUND, INC.

             (FORMERLY KNOWN AS NEW YORK LIFE MFA SERIES FUND, INC.)

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER: (973) 394-4437
                         -------------------------------

                                                            COPY TO:
         MARGUERITE E.H. MORRISON, ESQ.                SANDER M. BIEBER, ESQ.
          MAINSTAY VP SERIES FUND, INC.                     DECHERT LLP
              51 MADISON AVENUE                        1775 I STREET, N.W.
          NEW YORK, NEW YORK 10010                    WASHINGTON, D.C. 20006
   (NAME AND ADDRESS OF AGENT FOR SERVICE)


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

[ ]   Immediately upon filing pursuant to paragraph (b)


[ ]   On [date] pursuant to paragraph (b)



[X]   60 days after filing pursuant to paragraph (a)(1)

[ ]   on [date] pursuant to paragraph (a)(1)


[ ]   75 days after filing pursuant to paragraph (a)(2)


[ ]   on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate check the following box:


[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MainStay VP Series Fund, Inc. Prospectus                            May 1, 2006



--------------------------------------------------------------------------------
                                                                               -

                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 25 PORTFOLIOS IN THIS
                                                                 PROSPECTUS
                                                                  Equity
                                                                 Basic Value Portfolio.................    page A-8
                                                                 Capital Appreciation Portfolio........    page A-10
                                                                 Common Stock Portfolio................    page A-12
                                                                 Developing Growth Portfolio...........    page A-14
                                                                 Income & Growth Portfolio.............    page A-16
                                                                 International Equity Portfolio........    page A-18
                                                                 Large Cap Growth Portfolio............    page A-20
                                                                 Mid Cap Core Portfolio................    page A-22
                                                                 Mid Cap Growth Portfolio..............    page A-24
                                                                 Mid Cap Value Portfolio...............    page A-27
                                                                 S&P 500 Index Portfolio...............    page A-29
                                                                 Small Cap Growth Portfolio............    page A-31
                                                                 Value Portfolio.......................    page A-33
                                                                  Blended
                                                                 Balanced Portfolio....................    page A-35
                                                                 Convertible Portfolio.................    page A-37
                                                                 Total Return Portfolio................    page A-39
                                                                  Income
                                                                 Bond Portfolio........................    page A-41
                                                                 Cash Management Portfolio.............    page A-43
                                                                 Floating Rate Portfolio...............    page A-45
                                                                 Government Portfolio..................    page A-47
                                                                 High Yield Corporate Bond Portfolio...    page A-49
                                                                  Asset Allocation
                                                                 Conservative Allocation Portfolio.....    page A-51
                                                                 Growth Allocation Portfolio...........    page A-53
                                                                 Moderate Allocation Portfolio.........    page A-55
                                                                 Moderate Growth Allocation
                                                                   Portfolio...........................    page A-57


INITIAL AND SERVICE CLASS SHARES
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 WHAT'S INSIDE?

--------------------------------------------------------------------------------
                                                                               -


                                                              PAGE
                                                              -----
THE FUND AND THE SEPARATE ACCOUNTS..........................    A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW OF THE EQUITY, BLENDED AND
  INCOME PORTFOLIOS.........................................    A-4
     Not insured............................................    A-4
     You could lose money...................................    A-4
     NAV will fluctuate.....................................    A-4
     More information.......................................    A-4
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW OF THE ASSET ALLOCATION
  PORTFOLIOS................................................    A-5
     Not insured............................................    A-7
     You could lose money...................................    A-7
     NAV will fluctuate.....................................    A-7
     More information.......................................    A-7
BASIC VALUE PORTFOLIO.......................................    A-8
CAPITAL APPRECIATION PORTFOLIO..............................   A-10
COMMON STOCK PORTFOLIO......................................   A-12
DEVELOPING GROWTH PORTFOLIO.................................   A-14
INCOME & GROWTH PORTFOLIO...................................   A-16
INTERNATIONAL EQUITY PORTFOLIO..............................   A-18
LARGE CAP GROWTH PORTFOLIO..................................   A-20
MID CAP CORE PORTFOLIO......................................   A-22
MID CAP GROWTH PORTFOLIO....................................   A-24
MID CAP VALUE PORTFOLIO.....................................   A-27
S&P 500 INDEX PORTFOLIO.....................................   A-29
SMALL CAP GROWTH PORTFOLIO..................................   A-31
VALUE PORTFOLIO.............................................   A-33
BALANCED PORTFOLIO..........................................   A-35
CONVERTIBLE PORTFOLIO.......................................   A-37
TOTAL RETURN PORTFOLIO......................................   A-39
BOND PORTFOLIO..............................................   A-41
CASH MANAGEMENT PORTFOLIO...................................   A-43
FLOATING RATE PORTFOLIO.....................................   A-45
GOVERNMENT PORTFOLIO........................................   A-47
HIGH YIELD CORPORATE BOND PORTFOLIO.........................   A-49
CONSERVATIVE ALLOCATION PORTFOLIO...........................   A-51
GROWTH ALLOCATION PORTFOLIO.................................   A-53
MODERATE ALLOCATION PORTFOLIO...............................   A-55
MODERATE GROWTH ALLOCATION PORTFOLIO........................   A-57
INVESTMENT POLICIES.........................................   A-59
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................   A-59
     DERIVATIVE SECURITIES..................................   A-59
     FOREIGN SECURITIES.....................................   A-59
     LENDING OF PORTFOLIO SECURITIES........................   A-60
     LOAN PARTICIPATION INTERESTS...........................   A-60
     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES............   A-60
     RISK MANAGEMENT TECHNIQUES.............................   A-60
     SWAP AGREEMENTS........................................   A-60
     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS.........   A-61
     RISKS OF INVESTING IN HIGH YIELD DEBT ("JUNK BONDS")...   A-61
     TEMPORARY DEFENSIVE INVESTMENTS........................   A-61
     PORTFOLIO TURNOVER.....................................   A-61
THE FUND AND ITS MANAGEMENT.................................   A-61
PURCHASE AND REDEMPTION OF SHARES...........................   A-67
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................   A-69
GENERAL INFORMATION.........................................   A-69
FINANCIAL HIGHLIGHTS........................................   A-70


                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------
                                                                               -

This Prospectus describes Initial Class and Service Class shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.


The Fund offers twenty-five separate series, each of which represents a separate portfolio of investments -- the MainStay VP Balanced Portfolio ("Balanced"), the MainStay VP Basic Value Portfolio ("Basic Value"), the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Common Stock Portfolio ("Common Stock"), the MainStay VP Conservative Allocation Portfolio ("Conservative Allocation"), the MainStay VP Convertible Portfolio ("Convertible"), the MainStay VP Developing Growth Portfolio ("Developing Growth"), the MainStay VP Floating Rate Portfolio ("Floating Rate"), the MainStay VP Government Portfolio ("Government"), the MainStay VP Growth Allocation Portfolio ("Growth Allocation"), the MainStay VP High Yield Corporate Bond Portfolio ("High Yield Corporate Bond"), the MainStay VP Income & Growth Portfolio ("Income & Growth"), the MainStay VP International Equity Portfolio ("International Equity"), the MainStay VP Large Cap Growth Portfolio ("Large Cap Growth"), the MainStay VP Mid Cap Core Portfolio ("Mid Cap Core"), the MainStay VP Mid Cap Growth Portfolio ("Mid Cap Growth"), the MainStay VP Mid Cap Value Portfolio ("Mid Cap Value"), the MainStay VP Moderate Allocation Portfolio ("Moderate Allocation"), the MainStay VP Moderate Growth Allocation Portfolio ("Moderate Growth Allocation"), the MainStay VP S&P 500 Index Portfolio ("S&P 500 Index"), the MainStay VP Small Cap Growth Portfolio ("Small Cap Growth"), the MainStay VP Total Return Portfolio ("Total Return"), and the MainStay VP Value Portfolio ("Value"). The Conservative Allocation, Moderate Allocation, Moderate Growth Allocation, and Growth Allocation Portfolios, (collectively the "Asset Allocation Portfolios") are each considered a "fund of funds," meaning that each seeks to achieve its investment objective by investing primarily in the other MainStay VP Portfolios(1) ("Underlying Portfolios") discussed in this prospectus, excluding the Balanced and Total Return Portfolios. Each Portfolio offers Initial Class and Service Class shares, except the Cash Management, which offers only Initial Class shares. In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.



Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy"), and as underlying investments of the Asset Allocation Portfolios.



The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts and the Asset Allocation Portfolio. The rights of the Separate Accounts and the Asset Allocation Portfolios as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.



The current prospectus for each Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.


---------------


(1) Initially, the Asset Allocation Portfolios will invest solely in other MainStay VP Portfolios, certain government securities and cash equivalents. The Securities and Exchange Commission ("SEC") has proposed a rule that would allow the Asset Allocation Portfolios to invest in portfolios that are either managed by NYLIM or managed by an advisor not associated with NYLIM. If such rule becomes available to the Asset Allocation Portfolios, or if the Asset Allocation Portfolios receive an exemptive order from the SEC, the Manager may add portfolios that are not managed by NYLIM to the list of potential portfolios. It is anticipated that portfolios managed by NYLIM will at all times represent a significant portion of an Asset Allocation Portfolio's investments.

             Investment Objectives, Principal Investment Strategies

 and Principal Risks: An Overview of the Equity, Blended and Income Portfolios



This Prospectus discusses twenty-five Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Equity Portfolios invest primarily in equity securities, the Blended Portfolios invest in a mix of equity and fixed income securities and the Income Portfolios invest primarily in debt securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to-day portfolio management of ten of the Portfolios and has retained subadvisors for fifteen of the Portfolios. In times of unusual or adverse conditions, each Portfolio may invest for temporary or defensive purposes outside the scope of its principal investment focus.



Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, or foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.



Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this Prospectus invests in particular types of equity or debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this Prospectus.



NOT INSURED
An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Cash Management Portfolio.



YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.



NAV WILL FLUCTUATE
The value of a Portfolio's shares, also known as the net asset value ("NAV"), will fluctuate based on the value of the Portfolio's holdings. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and a Portfolio's share price.



MORE INFORMATION
More detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

             Investment Objectives, Principal Investment Strategies


      and Principal Risks: An Overview of the Asset Allocation Portfolios



Each Asset Allocation Portfolio is designed for investors with a particular time horizon or risk profile, and invests in a distinct mix of Underlying Portfolios. The Manager uses a two-stage asset allocation process to create an Asset Allocation Portfolio's portfolio of holdings. The first stage is a strategic asset allocation to determine the percentage of each Asset Allocation Portfolio's investable portfolio (meaning the Asset Allocation Portfolio's assets available for investment, other than working cash balances) to be invested in two broad asset classes -- equity and fixed income. The Manager determines, monitors and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. The following table illustrates each Asset Allocation Portfolio's target allocation among asset classes (the target allocations and/or actual holdings may vary from time to time, although these variations are not expected to be large or frequent):


MAINSTAY VP CONSERVATIVE ALLOCATION FUND



               TARGET
ASSET CLASS  ALLOCATION    PORTFOLIO NAME       PORTFOLIO NAME
Domestic        35%      Basic Value          Mid Cap Core
  Equity
                         Capital              Mid Cap Growth
                         Appreciation
                         Common Stock         Mid Cap Value
                         Developing Growth    S&P 500 Index
                         Income & Growth      Small Cap Growth
                         Large Cap Growth     Value
International    5%      International
  Equity                 Equity
Fixed           60%      Bond                 Government
  Income
                         Convertible          High Yield
                                              Corporate Bond
                         Floating Rate        Cash Management



MAINSTAY VP MODERATE ALLOCATION



               TARGET
ASSET CLASS  ALLOCATION    PORTFOLIO NAME       PORTFOLIO NAME
Domestic        50%      Basic Value          Mid Cap Core
  Equity
                         Capital              Mid Cap Growth
                         Appreciation
                         Common Stock         Mid Cap Value
                         Developing Growth    S&P 500 Index
                         Income & Growth      Small Cap Growth
                         Large Cap Growth     Value
International    10%     International
  Equity                 Equity
Fixed           40%      Bond                 Government
  Income
                         Convertible          High Yield
                                              Corporate Bond
                         Floating Rate        Cash Management



MAINSTAY VP MODERATE GROWTH ALLOCATION



               TARGET
ASSET CLASS  ALLOCATION    PORTFOLIO NAME       PORTFOLIO NAME
Domestic        65%      Basic Value          Mid Cap Core
  Equity
                         Capital              Mid Cap Growth
                         Appreciation
                         Common Stock         Mid Cap Value
                         Developing Growth    S&P 500 Index
                         Income & Growth      Small Cap Growth
                         Large Cap Growth     Value
International    15%     International
  Equity                 Equity
Fixed           20%      Bond                 Government
  Income
                         Convertible          High Yield
                                              Corporate Bond
                         Floating Rate        Cash Management

MAINSTAY VP GROWTH ALLOCATION



               TARGET
ASSET CLASS  ALLOCATION    PORTFOLIO NAME       PORTFOLIO NAME
Domestic        80%      Basic Value          Mid Cap Core
  Equity
                         Capital              Mid Cap Growth
                         Appreciation
                         Common Stock         Mid Cap Value
                         Developing Growth    S&P 500 Index
                         Income & Growth      Small Cap Growth
                         Large Cap Growth     Value
International    20%     International
  Equity                 Equity
Fixed           0%       Cash Management
  Income



Percentages represent target allocations -- actual allocation percentages may vary up to +/- 10%.



The second stage involves the actual selection of Underlying Portfolios to represent the two broad asset classes indicated above and determination of target weightings among the Underlying Portfolios for each Asset Allocation Portfolio's portfolio of holdings. An Asset Allocation Portfolio may invest in any or all of the Underlying Portfolios within an asset class, but will not normally invest in every portfolio at one time. For cash management purposes, each Asset Allocation Portfolio may hold a portion of its assets in U.S. government securities, cash, or cash equivalents. The Asset Allocation Portfolios may also invest in Underlying Portfolios that are money market funds.



The Underlying Portfolios use a broad array of investment styles and can buy many types of equity and debt securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments. These securities are mainly issued by U.S. issuers but may be, to a more limited extent, issued by foreign issuers. There are certain risk factors associated with each of these securities that could affect the performance of an Asset Allocation Portfolio's holdings, which could, in turn, adversely affect the performance of the Asset Allocation Portfolio. Please see the succeeding pages of this Prospectus for the strategies and risks associated with each Underlying Portfolio.



The Manager monitors each Asset Allocation Portfolio's holdings daily to ensure that the Underlying Portfolios and its actual allocations continue to conform to the Asset Allocation Portfolio's asset class allocations over time. The Manager will rebalance each Asset Allocation Portfolio's investments in the Underlying Portfolios as it deems appropriate to bring the Asset Allocation Portfolio back within target weightings and asset class allocations. The Manager may change the asset class allocations, or the Underlying Portfolios, or the target weightings without prior approval from shareholders.



In anticipation or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, an Asset Allocation Portfolio may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. Under such conditions, a Portfolio may not invest in accordance with its investment objectives or principal investment strategy and, as a result, there is no assurance that the Asset Allocation Portfolio will achieve its investment objectives.



ASSET ALLOCATION
Although allocation among different asset classes generally limits an Asset Allocation Portfolio's exposure to the risks of any one class, the risk remains that the manager may favor an asset class that performs poorly relative to the other asset class. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the Asset Allocation Portfolio were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. Similarly, the portfolio managers of the Underlying Portfolios could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters.



CONCENTRATION RISK
In connection with the asset allocation process, an Asset Allocation Portfolio may from time to time, invest more than 25% of its assets in one Underlying Portfolio. To the extent that an Asset Allocation Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio, and changes in the value of that Underlying Portfolio may have a significant effect on the net asset value of the Asset Allocation Portfolio.



"FUND OF FUNDS" STRUCTURE AND EXPENSES
The term "fund of funds" is used to describe mutual funds, such as the Asset Allocation Portfolios, that pursue their investment objectives by investing in other mutual funds. By investing in an Asset Allocation Portfolio, you will indirectly bear fees and expenses charged by the Underlying Portfolios in which the Asset Allocation Portfolio invests, in addition to the Asset Allocation Portfolio's direct fees and expenses. Your cost of investing in an Asset Allocation Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.



INVESTMENT IN AFFILIATED UNDERLYING PORTFOLIOS
The Manager has discretion, within the terms of this Prospectus, to select and substitute Underlying Portfolios and to establish target weightings. The Manager may be subject to potential conflicts of interest in selecting the Underlying Portfolios because the fees paid to it and its affiliates by some Underlying Portfolios are higher than the fees paid by other Underlying Portfolios. Similarly, the portfolio manager may have incentives to select certain Underlying Portfolios due to compensation considerations. However, the Manager and portfolio managers have a fiduciary duty to the Asset Allocation Portfolios to act in their best interests when selecting Underlying Portfolios and the Board of Directors of the Asset Allocation Portfolios (the "Board") oversees the Manager's performance.



NOT INSURED
An investment in the Asset Allocation Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Cash Management Portfolio.


YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.


NAV WILL FLUCTUATE
The value of an Asset Allocation Portfolio's shares, also known as the net asset value ("NAV"), will fluctuate based on the value of the Portfolio's holdings. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of an Asset Allocation Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of an Asset Allocation Portfolio's investment, can also affect security values and an Asset Allocation Portfolio's share price.



MORE INFORMATION
The next section of this Prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Asset Allocation Portfolios offered in this Prospectus. Please review it carefully.

                       MAINSTAY VP BASIC VALUE PORTFOLIO


INVESTMENT OBJECTIVE -- The Basic Value Portfolio's investment objective is capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in domestic and foreign large company stocks. Large company stocks are those with market capitalizations in excess of $5 billion. The Portfolio invests primarily in issuers that are characterized as "value" companies. Value companies are those The Dreyfus Corporation, the Portfolio's Subadvisor, believes are underpriced according to certain financial measurements of their intrinsic worth or business prospects, such as price to earnings or price to book ratios. Equity securities consist of common stocks, convertible securities and preferred stocks. Generally, the weighting in any one sector shall not be more than the greater of ten percentage points above the benchmark or 35% of the Portfolio. The Portfolio may overweight (or underweight) certain market sectors, which may cause the Portfolio's performance to be more (or less) sensitive to developments affecting those sectors.


INVESTMENT PROCESS -- In choosing stocks, the Subadvisor identifies potential investments through extensive quantitative and fundamental research. The Portfolio will focus on individual stock selection (a "bottom up" approach), emphasizing three key factors:


- value, or how a stock is valued relative to its intrinsic worth based on traditional measures;



- business health, or overall efficiency and profitability as measured by return on assets and return on equity; and


- business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that will trigger a price increase near term to mid-term.

The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls short of the Subadvisor's expectations.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.


The principal risk of investing in value stocks is that the value stocks in which the Portfolio invests may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).



In searching for attractive large company value stocks, the Portfolio may invest a portion of its assets in foreign securities, which will be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.


The Portfolio, at times, may invest in derivative securities, such as options and futures, and in foreign currencies. It may also sell short, which involves selling a security it does not own in anticipation of a decline in the market price of the security. When employed, these practices are used primarily to hedge the Portfolio's investments, but may be used to increase returns; however, such practices may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio may purchase securities that are made available in IPOs (initial public offerings). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio's performance depends on a variety of factors, including the number of IPOs the Portfolio invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Portfolio. As a portfolio's asset base increases, IPOs often have a diminished effect on such portfolio's performance.

The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BASIC VALUE PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              2/03        15.07%
Lowest Return/Worst Quarter              3/02       -18.14%



                      AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05
                                                                                 SINCE
                                                                         5     INCEPTION
                                                              1 YEAR   YEARS    5/1/98
Basic Value Portfolio --
  Initial Class                                               5.44%    2.05%     3.42%
  Service Class(1)                                            5.21%    1.80%     3.17%
S&P/Barra Value(R) Index(2)                                   6.33%    2.53%     4.26%


(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The S&P/Barra Value(R) Index is an unmanaged capitalization-weighted index of all stocks in the S&P 500(R) Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500(R) Index is in the S&P/Barra Value(R) Index. You cannot invest directly in an index.

[BAR CHART]

99                                                                                6.73
00                                                                                6.59
01                                                                               -4.51
02                                                                              -22.86
03                                                                               27.95
04                                                                               11.37
05                                                                                5.44

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee(1)                          0.60%     0.60%
    Distribution and Service (12b-1) Fees    None      0.25%(2)
    Other Expenses
    (includes Administration Fee of 0.20%)       %         %
    Total Portfolio Operating Expenses           %         %



(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $250 million and 0.55% in excess of $250 million. NYLIM has voluntarily agreed to waive its Advisory Fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million. With NYLIM's voluntary waiver in effect for the fiscal period
    ended December 31, 2005, the Advisory Fee was     % and Total Annual
    Portfolio Operating Expenses were     % for Initial Class shares and     %
    for Service Class shares. This waiver may be discontinued at any time without notice.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $          $           $           $
  Service Class           $          $           $           $

                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in securities of U.S. companies with investment characteristics such as:


- participation in expanding product or service markets;



- increasing unit sales volume;



- increasing return on investment; and


- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.


The Portfolio also may invest up to 20% of its net assets in debt securities, U.S. government securities and cash or cash equivalents. The Portfolio may also invest in convertible securities and REITs (real estate investment trusts).


REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Portfolio may invest in other securities which, in the judgment of MacKay Shields LLC, the Portfolio's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as: new management, new products, changes in consumer demand or changes in the economy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, a decline in unit sales volume, a decrease in investment returns, or a deceleration in revenue and earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated business setbacks. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five, and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CAPITAL APPRECIATION PORTFOLIO --
INITIAL CLASS                         QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/98        26.65%
Lowest Return/Worst Quarter              1/01       -19.42%



          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05
                                     1 YEAR   5 YEARS   10 YEARS
Capital Appreciation Portfolio --
  Initial Class                      8.41%    -5.30%     5.62%
  Service Class(1)                   8.10%    -5.54%     5.34%
S&P 500(R) Index(2)                  4.91%     0.54%     9.07%
Russell 1000(R) Growth Index(3)      5.26%    -3.58%     6.73%


(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 1/1/95 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(3) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[Bar Chart]

96                                                                               18.75
97                                                                               23.49
98                                                                               38.14
99                                                                               25.41
00                                                                              -10.72
01                                                                              -23.22
02                                                                              -30.83
03                                                                               26.99
04                                                                                4.16
05                                                                                8.41

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee                             0.36%     0.36%
    Distribution and Service (12b-1) Fees    None      0.25%(1)
    Other Expenses
    (includes Administration Fee of 0.20%)       %         %
    Total Portfolio Operating Expenses           %         %


(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $          $           $           $
  Service Class           $          $           $           $

                       MAINSTAY VP COMMON STOCK PORTFOLIO

INVESTMENT OBJECTIVE -- The Common Stock Portfolio's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in common stocks.


INVESTMENT PROCESS -- NYLIM, the Portfolio's Manager, will seek to identify companies that are considered to have a high probability of outperforming the S&P 500(R) Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Portfolio normally invests in common stocks of well-established U.S. companies, primarily those with large-capitalizations. The Portfolio invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000(R) Index. The Portfolio is managed with a core orientation (including growth and value equities). NYLIM uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.



The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this index fluctuate; as of the date of this prospectus, they range from $
million to $     billion. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The market capitalizations of companies in this Index fluctuate; as of
the date of this prospectus, they range from $     million to $     billion.


NYLIM may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what NYLIM believes is their full value or that they may go down in value.



Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.


THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


COMMON STOCK PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/99        23.35%
Lowest Return/Worst Quarter              1/01       -15.25%


           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05
                                      1 YEAR   5 YEARS   10 YEARS
Common Stock Portfolio--
  Initial Class                       7.70%    -1.06%     9.05%
  Service Class(1)                    7.39%    -1.32%     8.79%
S&P 500(R) Index(2)                   4.91%     0.54%     9.07%
Russell 1000(R) Index(3)              6.27%     1.07%     9.29%


(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 1/1/95 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(3) The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

96                                                                               24.50
97                                                                               26.75
98                                                                               26.59
99                                                                               29.96
00                                                                               -3.34
01                                                                              -17.09
02                                                                              -24.25
03                                                                               26.37
04                                                                               10.90
05                                                                                7.70

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Advisory Fee                            0.25%     0.25%
    Distribution and Service (12b-1) Fees   None      0.25%(1)
    Other Expenses
    (includes Administration Fee of
    0.20%)                                      %         %
    Total Portfolio Operating Expenses          %         %


(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $          $           $            $
  Service Class           $          $           $            $

                    MAINSTAY VP DEVELOPING GROWTH PORTFOLIO


INVESTMENT OBJECTIVE -- The Developing Growth Portfolio's investment objective is to seek long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.


PRINCIPAL INVESTMENT STRATEGIES -- Normally, the Portfolio invests primarily in the common stocks of companies with above average long-range growth potential, particularly smaller companies considered to be in the developing growth phase. This phase is a period of swift development, when growth occurs at a rate rarely equaled by established companies in their mature years. The Portfolio looks for companies in this phase and, under normal circumstances, will invest at least 65% of its total assets in securities of such companies. Developing growth companies are almost always small, often young (in relation to the large companies which make up the S&P 500(R) Index), and their shares are frequently traded over the counter. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000(R) Index, a widely-used benchmark for small-cap stock performance. The market capitalizations of companies in this Index fluctuate; as of the date of this Prospectus, the market capitalization range of the Russell 2000(R) Index was $26 million to $4.4 billion. Lord, Abbett & Co. LLC, the Portfolio's Subadvisor, purchases the securities of companies that it believes have passed the pitfalls of the formative years, and may now be in a position to grow rapidly in their market. The Subadvisor uses a bottom-up stock selection process, which means that it focuses on the investment fundamentals of companies, rather than reacting to stock market events. However, the actual growth of a company cannot be foreseen and it may be difficult to determine in which phase a company is presently situated. In addition, the Portfolio may invest in companies which are in their formative years.


PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Although small-company stocks offer significant appreciation potential, they generally carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and may lack management depth or experience. This may make them more susceptible to setbacks or economic downturns.


Small-company stocks tend to be more volatile in price, have fewer shares outstanding and trade less frequently than other stocks. Therefore, small-company stocks often are subject to wider price fluctuations. Many small-company stocks are traded over the counter and are not traded in the volume typical of stocks listed on a national securities exchange.


Opportunities for greater gain often come with greater risk of loss. The stocks of developing growth companies may carry above-average risk compared to common stock indices such as the S&P 500(R) Index.



Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.


THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

DEVELOPING GROWTH PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                      4/01         25.37%
Lowest Return/Worst Quarter                      3/02        -23.20%


   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05
                                                      SINCE
                                                    INCEPTION
                                  1 YEAR  5 YEARS    5/1/98
Developing Growth Portfolio --
  Initial Class                   12.04%  1.57%       0.82%
  Service Class(1)                11.73%  1.31%       0.56%
S&P 500(R) Index(2)                4.91%  0.54%       3.09%
Russell 2000(R) Growth Index(3)    4.15%  2.28%       1.46%


(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(3) The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

99                                                                               32.19
00                                                                              -19.08
01                                                                               -7.34
02                                                                              -28.98
03                                                                               38.49
04                                                                                5.86
05                                                                               12.04

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Advisory Fee(1)                         0.60%     0.60%
    Distribution and Service (12b-1) Fees   None      0.25%(2)
    Other Expenses
    (includes Administration Fee of
    0.20%)                                      %         %
    Total Portfolio Operating Expenses          %         %



(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.60% on assets up to $200 million, 0.55% from $200 million to $500 million, 0.525% from $500 million to $1 billion and 0.50% on assets in excess of $1 billion.


(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $          $           $           $
  Service Class           $          $           $           $

                     MAINSTAY VP INCOME & GROWTH PORTFOLIO


INVESTMENT OBJECTIVE -- The Income & Growth Portfolio's investment objective is to seek dividend growth, current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization).

INVESTMENT PROCESS -- American Century Investment Management, Inc., the Portfolio's Subadvisor, uses quantitative management strategies in pursuit of the Portfolio's investment objective.

Quantitative management combines two investment approaches. The first is to rank stocks based on their relative attractiveness. The attractiveness of a stock is determined analytically by using a computer model to combine measures of a stock's value and measures of its growth potential. Examples of valuation measures include stock price to book value and stock price to cash flow ratios while examples of growth measures include the rate of growth of a company's earnings and changes in analysts' earnings estimates.

The second step is to use a technique referred to as portfolio optimization. Using a computer, the Subadvisor constructs a portfolio (i.e., company names and shares held in each) which seeks the optimal tradeoff between the risk of the portfolio relative to a benchmark (i.e., the S&P 500(R) Index) and the expected return of the portfolio as measured by the stock ranking model. With respect to the Portfolio, the portfolio optimization includes targeting a dividend yield that exceeds that of the S&P 500(R) Index.


The portfolio managers generally sell stocks from the funds' portfolios when they believe:



- a stock becomes too expensive relative to other stock opportunities;



- a stock's risk parameters outweigh its return opportunity;



- more attractive alternatives are identified; or



- specific events alter a stock's prospects.



The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the funds essentially fully invested in stocks regardless of the movement of stock prices generally. When the managers believe it is prudent, the funds may invest a portion of their assets in convertible debt securities, equity-equivalent securities, foreign securities, short-term securities, nonleveraged futures contracts and other similar securities. Futures contracts, a type of derivative security, can help the funds' cash assets remain liquid while performing more like stocks. The funds have a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. A complete description of the derivatives policy is included in the statement of additional information.


PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. Although current income is an objective for the Portfolio, if the stocks that make up the S&P 500(R) Index do not have a high dividend yield, then the Portfolio's dividend yield will not be high.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

    INCOME & GROWTH PORTFOLIO -- INITIAL CLASS      QUARTER/YEAR   RETURN
Highest Return/Best Quarter                            2/03         15.97%
Lowest Return/Worst Quarter                            3/02        -17.06%


                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                                                   SINCE
                                                                                 INCEPTION
                                                              1 YEAR   5 YEARS    5/1/98
Income & Growth Portfolio --
  Initial Class                                               4.69%     2.25%      3.33%
  Service Class(1)                                            4.47%     2.01%      3.08%
S&P 500(R) Index(2)                                           4.91%     0.54%      3.09%


(1) Performance for the Service Class shares, first offered 6/13/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/12/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.


[BAR CHART]

99                                                                               17.59
00                                                                              -10.73
01                                                                               -8.50
02                                                                              -19.52
03                                                                               28.69
04                                                                               12.65
05                                                                                4.69

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee(1)                          0.50%     0.50%
    Distribution and Service (12b-1) Fees    None      0.25%(2)
    Other Expenses
    (includes Administration Fee of 0.20%)       %         %
    Total Portfolio Operating Expenses           %         %



(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.50% up to $100 million, 0.45% from $100 million to $200 million and 0.40% on assets in excess of $200 million.


(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $          $           $           $
  Service Class           $          $           $           $

                   MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The International Equity Portfolio's investment objective is to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to generate superior risk-adjusted returns by investing in quality companies that are currently undervalued. The Portfolio normally invests at least 80% of its assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay Shields LLC, the Portfolio's Subadvisor, believes present favorable opportunities.


The Portfolio's stock selection process favors large, well-established companies with stable earnings and below average debt. As a result, the Portfolio may underperform during periods when the stock market favors the securities of small and mid-capitalization companies.



INVESTMENT PROCESS -- The Subadvisor seeks to identify investment opportunities by pursuing a bottom up, stock selection investment discipline. Proprietary, quantitative and qualitative tools are used to identify attractive companies. Fundamental research is performed on identified companies to assess their business and investment prospects. In conducting the research, particular attention is paid to the generation and utilization of cash flows, the returns on invested capital and the overall track record of management in creating shareholder value.



Portfolios are constructed by combining securities with low correlation. Quantitative tools are used for risk control at the portfolio level. Country allocations in the Portfolio are a result of the bottom up, stock selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key sector and regional constituents of the benchmark, unless the stock selection process strongly argues against it.


The Portfolio may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes. In addition, the Portfolio may buy or sell foreign currency options, securities and securities index options and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Portfolio's return.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of foreign economies and meaningful changes in the issuer's financial condition and competitiveness.


In unusual market conditions, the International Equity Portfolio may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, and cash and cash equivalents.


PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Since the Portfolio principally invests in foreign securities, it will be subject to various risks of loss that are different from risks of investing in securities of U.S.-based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.


The Portfolio's investments include derivatives such as options and forwards. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. The Portfolio may use derivatives to enhance return or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.



Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.


THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


INTERNATIONAL EQUITY
PORTFOLIO -- INITIAL CLASS            QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/99        20.35%
Lowest Return/Worst Quarter              3/98       -13.31%



         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05
                                   1 YEAR   5 YEARS   10 YEARS
International Equity Portfolio --
  Initial Class                     7.99%    6.25%     7.35%
  Service Class(1)                  7.74%    5.99%     7.09%
Morgan Stanley Capital
  International EAFE Index(2)      13.54%    4.55%     5.84%


(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 5/1/95 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Morgan Stanley Capital International Europe, Australasia and Far East Index -- the MSCI EAFE Index -- is an unmanaged capitalization -- weighted index containing approximately 985 equity securities of companies located outside the U.S. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

96                                                                               10.54
97                                                                                5.17
98                                                                               23.11
99                                                                               28.06
00                                                                              -18.06
01                                                                              -14.02
02                                                                               -4.41
03                                                                               30.00
04                                                                               17.34
05                                                                                7.99

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee                             0.60%     0.60%
    Distribution and Service (12b-1) Fees    None      0.25%(1)
    Other Expenses
    (includes Administration Fee of 0.20%)       %         %
    Total Portfolio Operating Expenses           %         %


(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $          $           $           $
  Service Class           $          $           $           $

                    MAINSTAY VP LARGE CAP GROWTH PORTFOLIO*



INVESTMENT OBJECTIVE -- The Large Cap Growth Portfolio's investment objective is to seek growth through long-term capital appreciation.



PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in large cap equity securities, and invests primarily in U.S. common stocks. These are companies having a market capitalization in excess of $4.0 billion at the time of purchase.



INVESTMENT PROCESS -- The Portfolio invests in common stocks that Winslow Capital Management, Inc., the Portfolio's Subadvisor, believes have sufficient long-term growth potential to offer above average long-term capital appreciation. Companies in which the Portfolio invests will normally have at least one of the following characteristics at the time of purchase:



- expected earnings-per-share growth greater than the average of the S&P 500(R) Index; or



- expected revenue growth greater than the average of the S&P 500(R) Index; or


- relatively high return on equity.

Those securities that satisfy these quantitative criteria are then subjected to extensive fundamental analysis which focuses primarily on:


- the sustainability of the company's competitive advantage;



- the strength of its management team and, in particular, whether it has suitable experience, a clearly articulated vision and a history of strategic execution; and


- the ability of the company to improve its market share and thereby drive earnings growth.

PRINCIPAL RISKS -- Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.


Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.


THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

---------------

* Formerly MainStay VP Growth Portfolio.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GROWTH PORTFOLIO -- INITIAL CLASS     QUARTER/YEAR   RETURN
Highest Return/Best Quarter               4/99       44.97%
Lowest Return/Worst Quarter               3/01      -21.11%


           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05
                                                         SINCE
                                                        INCEPTION
                                     1 YEAR   5 YEARS   5/1/98
Large Cap Growth Portfolio --
  Initial Class                      4.35%    -4.80%      4.22%
  Service Class(1)                   4.10%    -5.04%      3.95%
S&P 500(R) Index(2)                  4.91%     0.54%      3.09%
Russell 1000(R) Growth Index(3)      5.26%    -3.58%      0.29%


(1) Performance for the Service Class shares, first offered 6/6/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/5/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(3) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

99                                                                               65.50
00                                                                               -9.97
01                                                                              -16.56
02                                                                              -28.21
03                                                                               28.05
04                                                                               -2.32
05                                                                                4.35

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee(1)                          0.50%     0.50%
    Distribution and Service (12b-1) Fees    None      0.25%(2)
    Other Expenses
    (includes Administration Fee of 0.20%)       %         %
    Total Portfolio Operating Expenses           %         %



(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.50% on assets up to $200 million and 0.40% on assets in excess of $200 million.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $          $           $           $
  Service Class           $          $           $           $

                       MAINSTAY VP MID CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Core Portfolio's investment objective is to seek long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the Russell Midcap(R) Index, and invests primarily in common stocks of U.S. companies. NYLIM, the Portfolio's Manager, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.



The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. The market capitalizations of companies in this index fluctuate; as of the date of this prospectus, the market capitalization range of the Russell 1000(R) Index was $563 million to $18.4 billion.


INVESTMENT PROCESS -- NYLIM uses a quantitative management approach that ranks stocks based on a proprietary model.

The model focuses on value, earnings, and behavioral characteristics in the market. NYLIM ranks companies in the mid-cap universe and then generally invests in companies ranked in the top 50% of the universe. NYLIM ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid-cap stocks that NYLIM believes will outperform the mid-cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top 50% of the ranked universe by the proprietary model.


PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Portfolio's holdings. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks. Some of the securities in the Portfolio may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.



Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (at or over 100%) often have higher transaction costs that are paid by the Portfolio.


THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

MID CAP CORE PORTFOLIO -- INITIAL CLASS                       QUARTER/YEAR     RETURN
Highest Return/Best Quarter                                      2/03         14.83%
Lowest Return/Worst Quarter                                      3/02        -15.60%


                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                                                      SINCE
                                                                   1 YEAR        INCEPTION 7/2/01
Mid Cap Core Portfolio --
  Initial Class                                                    15.86%             10.57%
  Service Class(1)                                                 15.57%             10.29%
Russell Midcap(R) Index(2)                                         12.65%              9.92%


(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 7/2/01 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -12.92
03                                                                               35.43
04                                                                               22.27
05                                                                               15.86

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Management Fee(1)                      0.85%      0.85%
    Distribution and Service (12b-1)
      Fees                                 None       0.25%(2)
    Other Expenses                             %          %
    Total Portfolio Operating Expenses         %          %


(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


EXAMPLE


This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $          $           $           $
  Service Class           $          $           $           $

                      MAINSTAY VP MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Growth Portfolio's investment objective is to seek long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are similar to the market capitalizations of companies in the Russell Midcap(R) Growth Index, and invests primarily in U.S. common stocks and securities related to U.S. common stocks. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $996 million to $18.4 billion. MacKay Shields LLC, the Portfolio's Subadvisor, will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies.



The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also in the Russell 1000(R) Growth Index.


INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as multiple types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. It may invest in any securities that, in the judgment of the Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as new management, new products, changes in consumer demand and changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group, or if, in general, the Subadvisor does not believe that the security will help the Portfolio meet its investment objective.


PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks. Some of the securities in the Portfolio may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. In addition, the Portfolio normally invests in companies in highly competitive industries and sectors. Competition and advances in technology make these companies highly volatile investments.


THE FUND MAY BAR EXCESSIVE TRADERS.

(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of three broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


MID CAP GROWTH PORTFOLIO -- INITIAL
 CLASS                                  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 2/03       24.32%
Lowest Return/Worst Quarter                 3/02      -18.46%


                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                                                      SINCE
                                                                   1 YEAR        INCEPTION 7/2/01
Mid Cap Growth Portfolio --
  Initial Class                                                    17.10%             7.05%
  Service Class(1)                                                 16.80%             6.78%
S&P MidCap 400(R) Index(2)                                         12.56%             9.37%
Russell 2500(R) Growth Index(3)                                     8.17%             3.76%
Russell MidCap Growth Index(4)                                     12.10%             4.71%


(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 7/2/01 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The S&P MidCap 400(R) Index is an unmanaged market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation, and is a benchmark of mid-capitalization stock price movement. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(3) The Russell 2500(R) Growth Index measures the performance of those companies in the Russell 2500(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(R) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which represents approximately 17% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


(4) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) Companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

[BAR CHART]

02                                                                              -28.59
03                                                                               44.78
04                                                                               22.61
05                                                                               17.10

                  Annual total returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Management Fee(1)                      0.75%      0.75%
    Distribution and Service (12b-1)
      Fees                                 None       0.25%(2)
    Other Expenses                             %          %
    Total Portfolio Operating Expenses         %          %


(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $          $           $           $
  Service Class           $          $           $           $

                      MAINSTAY VP MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.


PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Value Index. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $563 million to $18.1 billion. The Portfolio normally invests at least 80% of its assets in equity securities that MacKay Shields LLC, the Portfolio's Subadvisor, believes are undervalued when purchased, typically pay dividends although there may be non dividend-paying stocks if they meet the "undervalued" criterion, and are listed on a national securities exchange or traded in the over-the-counter market.



The Portfolio also may invest up to 20% of its assets in debt securities, U.S. government securities and cash or cash equivalents. The Portfolio also invests in convertible securities and REITs (real estate investment trusts).



REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.



INVESTMENT PROCESS -- The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor will seek to invest in equities that are deemed to be undervalued based on a number of factors, including relative valuation, prospects for future growth in earnings and free cash flow, ability to grow dividends, estimated value of the company's assets, and corporate management.



The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition or corporate management, or when a security has reached what the manager perceives to be its full value.



PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated business setbacks. Some of the securities in the Fund may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.



The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions. Therefore, the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).



THE FUND MAY BAR EXCESSIVE TRADERS.

(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

MID CAP VALUE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                   2/03       13.86%
Lowest Return/Worst Quarter                   3/02      -17.82%


         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05
                                                     SINCE
                                                    INCEPTION
                                           1 YEAR   7/2/01
Mid Cap Value Portfolio --
  Initial Class                             5.70%     6.97%
  Service Class(1)                          5.43%     6.70%
Russell 1000(R) Value Index(2)              7.05%     6.18%
Russell Midcap(R) Value Index(3)           12.65%    12.85%


(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 7/2/01 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.


(2) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth rates. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -14.57
03                                                                               28.97
04                                                                               17.54
05                                                                                5.70


                  Annual total returns (12/31) - Initial Class

(3) The Russell Midcap(R) Value Index measures the performance of those companies in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Management Fee(1)                       0.70%     0.70%
    Distribution and Service (12b-1) Fees   None      0.25%(2)
    Other Expenses                              %         %
    Total Portfolio Operating Expenses          %         %


(1) The Management Fee reflects an aggregate fee for advisory and administrative services.


(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $          $           $           $
  Service Class           $          $           $           $

                      MAINSTAY VP S&P 500 INDEX PORTFOLIO

INVESTMENT OBJECTIVE -- The S&P 500 Index Portfolio's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500(R) Index.


PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its net assets in stocks in the S&P 500(R) Index in the same proportion, to the extent feasible, as they are represented in the S&P 500(R) Index.


The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund.


INVESTMENT PROCESS -- NYLIM, the Portfolio's Manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500(R) Index. The correlation between the performance of the Portfolio and the S&P 500(R) Index is expected to be at least 0.95, before fees and expenses, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index.



The Portfolio's investments also include S&P 500(R) Index futures, which are a type of derivative, that are used for cash management purposes.


PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. There is no assurance that the investment performance of the Portfolio will equal or exceed that of the S&P 500(R) Index. If the value of the S&P 500(R) Index declines, the net asset value of shares of the Portfolio will also decline. The Portfolio's ability to mirror the S&P 500(R) Index may be affected by, among other things, transactions costs, changes in either the makeup of the S&P 500(R) Index or number of shares outstanding for the component stocks of the S&P 500(R) Index, and the timing and amount of contributions to, and redemptions from, the Portfolio by shareholders.


Consistent with its principal investment strategies, the Portfolio's investments include S&P 500(R) Index futures. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. However, the Portfolio may lose money using derivatives.


THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.



S&P 500 INDEX PORTFOLIO -- INITIAL CLASS            QUARTER/YEAR   RETURN
Highest Return/Best Quarter                             4/98       21.46%
Lowest Return/Worst Quarter                             3/02      -17.16%


                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                    1 YEAR   5 YEARS   10 YEARS
S&P 500 Index Portfolio -- Initial
  Class                             4.77%     0.29%     8.78%
  Service Class(1)                  4.47%     0.03%     8.51%
S&P 500(R) Index(2)                 4.91%     0.54%     9.07%


(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 1/1/95 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.



    [BAR CHART]

96                                                                               22.42
97                                                                               32.84
98                                                                               28.49
99                                                                               20.70
00                                                                               -9.32
01                                                                              -12.11
02                                                                              -22.21
03                                                                               28.19
04                                                                               10.49
05                                                                                4.77

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Advisory Fee(1)                        0.10%      0.10%
    Distribution and Service (12b-1)
      Fees                                 None       0.25%(2)
    Other Expenses
    (includes Administration Fee of
    0.20%)                                     %          %
    Total Portfolio Operating Expenses         %          %



(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.10% up to $1 billion and 0.075% on assets in excess of $1 billion.


(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $          $           $            $
  Service Class           $          $           $            $

                     MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Small Cap Growth Portfolio's investment objective is to seek long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are comparable to companies in the Russell 2000(R) Index, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $26 million to $4.4 billion. MacKay Shields LLC, the Portfolio's Subadvisor, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies.



The Russell 2000(R) Index measures the performance of the 2,000 smallest
companies in the Russell 3000(R) Index, which represents approximately   % of
the total market capitalization of the Russell 3000(R) Index.


INVESTMENT PROCESS -- The Subadvisor looks for securities of companies with the following characteristics: above-average revenue and earnings per share growth, participation in growing markets, potential for positive earnings surprises and strong management ideally with high insider ownership.

The Portfolio also invests in the securities of companies that are deemed by the Subadvisor to be attractive due to special factors, such as new management, new products, changes in consumer demand and changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or its peer group or if, in general, the Subadvisor does not believe that the security will help the Portfolio meet its investment objective.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.


Although small-company stocks offer significant appreciation potential, they generally carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and may lack management depth or experience. This may make them more susceptible to setbacks or economic downturns.



Small-company stocks tend to be more volatile in price, have fewer shares outstanding and trade less frequently than other stocks. Therefore, small-company stocks often are subject to wider price fluctuations. Many small-company stocks are traded over the counter and are not traded in volume typical of stocks listed on a national securities exchange.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.


Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.


THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SMALL CAP GROWTH
 PORTFOLIO -- INITIAL CLASS           QUARTER/YEAR   RETURN
Highest Return/Best Quarter              2/03        21.26%
Lowest Return/Worst Quarter              3/02       -19.57%


         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05
                                                      SINCE
                                                     INCEPTION
                                            1 YEAR   7/2/01
Small Cap Growth Portfolio --
  Initial Class(1)                          4.06%      2.82%
  Service Class                             3.81%      2.56%
Russell 2000(R) Index(2)                    4.55%      7.58%
Russell 2000(R) Growth Index(3)             4.15%      2.53%


(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 7/2/01 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(3) The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -26.41
03                                                                               41.69
04                                                                                9.40
05                                                                                4.06

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Management Fee(1)                       0.90%     0.90%
    Distribution and Service (12b-1) Fees   None      0.25%(2)
    Other Expenses                              %         %
    Total Portfolio Operating Expenses          %         %



(1) The Management Fee reflects an aggregate fee for advisory and administrative services.


(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $          $           $           $
  Service Class           $          $           $           $

                          MAINSTAY VP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in common stocks that MacKay Shields LLC, the Portfolio's Subadvisor, believes were "undervalued" (selling below their value) when purchased; typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criteria; and are listed on a national securities exchange or are traded in the over-the-counter market.

INVESTMENT PROCESS -- The Portfolio normally invests in U.S. common stocks that:


  - the Subadvisor believes are "undervalued" (selling below their value) when purchased;



  - typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criterion; and


  - are listed on a national securities exchange or are traded in the over-the-counter market.

Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the stock's market price to:


  - the company's cash flow and interest coverage ratios;



  - the company's book value;



  - estimated value of the company's assets (liquidation value); and


  - growth rates and future earnings.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.


The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).



THE FUND MAY BAR EXCESSIVE TRADERS.

(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


VALUE PORTFOLIO -- INITIAL CLASS        QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/03       14.03%
Lowest Return/Worst Quarter                 3/02      -22.44%



           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05
                                       1 YEAR   5 YEARS   10 YEARS
Value Portfolio --
  Initial Class                        6.24%     3.60%      7.85%
  Service Class(1)                     5.96%     3.35%      7.57%
S&P 500(R) Index(2)                    4.91%     0.54%      9.07%
Russell 1000(R) Value Index(3)         7.05%     5.28%     10.94%


(1) Performance for the Service Class Shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 5/1/95 to 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The S%P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(3) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market


[BAR CHART]

96                                                                               23.22
97                                                                               22.89
98                                                                               -4.14
99                                                                                8.80
00                                                                               12.89
01                                                                                0.40
02                                                                              -21.05
03                                                                               27.37
04                                                                               11.28
05                                                                                6.24

                  Annual total returns (12/31) - Initial Class

  capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Advisory Fee                           0.36%      0.36%
    Distribution and Service (12b-1)
      Fees                                 None       0.25%(1)
    Other Expenses
    (includes Administration Fee of
    0.20%)                                     %          %
    Total Portfolio Operating Expenses         %          %


(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $          $           $           $
  Service Class           $          $           $           $

                         MAINSTAY VP BALANCED PORTFOLIO

INVESTMENT OBJECTIVE -- The Balanced Portfolio's investment objective is to seek high total return.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio invests approximately 60% of its net assets plus any borrowings in stocks and 40% of its net assets plus any borrowings in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Portfolio will always invest at least 25% of its net assets plus any borrowings in fixed-income securities. By holding both stocks and bonds the Portfolio seeks a balance between capital gains from stock appreciation and current income from interest and dividends.


INVESTMENT PROCESS -- The Portfolio generally invests in dividend-paying, mid-capitalization stocks that NYLIM, the Portfolio's Manager, determines are value stocks. Mid-capitalization stocks are common stocks of mid-size U.S. companies that tend to be well known, and have large amounts of stock outstanding. The Portfolio considers mid-capitalization stocks to be those with a market capitalization that, at the time of investment, are similar to the companies in the Russell Midcap(R) Index, the S&P MidCap 400(R) Index, or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization.


"Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Portfolio's universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

- The Manager analyzes financial and operating data of over one thousand companies on a weekly basis, searching for companies with improving operating characteristics but which are still underpriced or inexpensive relative to the rest of the Portfolio's universe. The Manager evaluates company operations compared to other companies (both competitors and companies in other industries).

- Under normal conditions, the Manager keeps the Portfolio fully invested rather than taking temporary cash positions.

The Manager will sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.


The Portfolio also invests in U.S. government securities and investment grade bonds issued by U.S. corporations. It selects fixed-income securities based on their credit quality and duration, which is the length of time required to receive the present value of all future interest and principal payments. With respect to a portfolio's holdings, duration means the average duration for all of the bonds and fixed-income securities, weighted by their amounts. Duration provides a measure of a portfolio's sensitivity to interest rate changes. For example, for every 1% rise in interest rates, the price of a bond with a duration of 3 years would decline 3%. Generally, a shorter duration indicates less sensitivity than a longer duration. The fixed income portion of the portfolio:




- has an intermediate term duration which ranges from three to five years; and




- has a laddered maturity schedule, which means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Portfolio manage duration and risk, and attempts to create a more consistent return.



The Portfolio may lend up to 20% of its total assets and may invest:


- up to 20% of its net assets in securities of foreign issuers, only in countries the Manager considers stable and only in securities the Manager considers to be of high quality; and


- in mortgage-backed and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of receivables.


The Portfolio may also purchase large-capitalization stocks for general investment purposes or for additional liquidity. The Portfolio considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.

PRINCIPAL RISKS -- The main risks associated with investing in the Portfolio include: market risk, interest rate risk, credit risk, prepayment risk, and maturity risk.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to: fluctuating currency value, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.


The Portfolio's investments may include derivatives such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Portfolio's investments. Regard-less of the purpose, the Portfolio may lose money using derivatives.



The Portfolio's investment may also include mid-cap stocks and debt securities. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including: interest rates, issuer creditworthiness, prepayment market conditions, and maturities.


The Portfolio's use of securities lending also presents certain risks. In a securities lending transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

                                PAST PERFORMANCE


Since the Portfolio does not have a full year of performance information, no performance information is yet available.


                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Management Fee(1)                      0.75%      0.75%
    Distribution and Service (12b-1)
      Fees                                 None       0.25%(2)
    Other Expenses                             %          %
    Total Portfolio Operating
      Expenses(3)                              %          %
    Less Waivers/Reimbursements
    Net Annual Operating Expenses


(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


(3) Effective January 1, 2006, the Manager entered into a written expense limitation agreement under which it agreed to waive a portion of the Portfolio's management fee or reimburse the Portfolio so that the Portfolio's total ordinary operating expenses (excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transactions expenses relating to the purchase or sale of portfolio investments) do not exceed 0.90% for its Initial Class shares.



    The Manager will apply an equivalent waiver or reimbursement in an equal amount of basis points, to the Service Class shares. This expense limitation may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of any management fee waiver or expense reimbursement from the Portfolio pursuant to this agreement if such action does not cause the Portfolio to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $          $           $           $
  Service Class           $          $           $           $


This Example does not reflect expense reimbursements or waivers.

                       MAINSTAY VP CONVERTIBLE PORTFOLIO

INVESTMENT OBJECTIVE -- The Convertible Portfolio's investment objective is to seek capital appreciation together with current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in "convertible securities" such as: bonds, debentures, corporate notes, preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in high-yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's.

The balance of the Portfolio may be invested in or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities and cash or cash equivalents.

INVESTMENT PROCESS -- In selecting convertible securities for purchase or sale, MacKay Shields, the Portfolio's Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and/or principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Portfolio could lose its entire investment.

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions, and maturities.


Principal investments include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.


Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.


Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.


THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CONVERTIBLE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/99       18.33%
Lowest Return/Worst Quarter                 3/98      -11.30%


      AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05
                                                 SINCE
                                               INCEPTION
                              1 YEAR  5 YEARS   10/1/96
Convertible Portfolio --
  Initial Class               6.59%     4.49%      8.37%
  Service Class(1)            6.32%     4.23%      8.11%
Merrill Lynch All
  Convertible Securities
  Index(2)                    1.01%     4.22%      8.29%


(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 10/1/96 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Merrill Lynch All Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                               15.43
98                                                                                4.49
99                                                                               41.98
00                                                                               -5.02
01                                                                               -2.18
02                                                                               -7.91
03                                                                               22.23
04                                                                                6.11
05                                                                                6.59

                   Annual total returns (12/31)-Initial Class


                       FEES AND EXPENSES OF THE PORTFOLIO


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Advisory Fee                            0.36%     0.36%
    Distribution and Service (12b-1) Fees   None      0.25%(1)
    Other Expenses (includes
    Administration Fee of 0.20%)                %         %
    Total Portfolio Operating Expenses          %         %


(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $          $           $           $
  Service Class           $          $           $           $

                       MAINSTAY VP TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE -- The Total Return Portfolio's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests a minimum of 30% of its net assets in U.S. equity securities and a minimum of 30% of its net assets in U.S. debt securities.


INVESTMENT PROCESS -- Approximately one-half of the Portfolio's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index at the time of purchase. The remainder of the Portfolio's equity securities will normally be invested in stocks that MacKay Shields LLC, the Portfolio's Subadvisor believes to be undervalued.


The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.


It is contemplated that the Portfolio's long-term debt investments will typically consist of securities that are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by the Subadvisor. Principal debt investments include U.S. government securities, corporate bonds, and mortgage-related and asset-backed securities. The Portfolio may also enter into mortgage-dollar roll transactions.



In addition, of its investments in debt securities the Portfolio may purchase up to 20% in high-yield bonds and other debt securities rated below investment grade that the Subadvisor believes may provide capital appreciation in addition to income.


The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.


The Subadvisor may sell a security, if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell an equity security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition, including a deceleration in revenue and earnings growth. In considering whether to sell a debt security, the Subadvisor may evaluate, among other things, a decline in the security's rating by S&P or Moody's.


PRINCIPAL RISKS -- Since the Portfolio may allocate its assets among equity and debt securities, it has some exposure to the risks of both stocks and bonds. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.



The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).



In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including: interest rates, issuer creditworthiness, prepayment market conditions, and maturities.


The Portfolio's principal investments can include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. These securities pay a premium -- a higher interest rate or yield -- because of this increased risk of loss. These securities can be also subject to greater price volatility.


Consistent with its principal investment strategies, the Portfolio's investments include derivatives such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.

The principal risk of mortgage-dollar rolls is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction.



Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.



THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of three broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

TOTAL RETURN PORTFOLIO -- INITIAL CLASS        QUARTER/YEAR   RETURN
Highest Return/Best Quarter                        4/98       16.87%
Lowest Return/Worst Quarter                        1/01      -10.87%



            AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05
                                          1 YEAR  5 YEARS  10 YEARS
Total Return Portfolio --
 Initial Class                            6.50%    0.20%    6.62%
 Service Class(1)                         6.19%   -0.05%    6.34%
S&P 500(R) Index(2)                       4.91%    0.54%    9.07%
Total Return Growth Composite Index(3)    4.25%    0.61%    7.04%
Total Return Core Composite Index(4)      4.81%    3.32%    8.38%


(1) Performance for the Service Class shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 1/1/95 to 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(3) The Total Return Growth Composite Index is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Growth Index measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Lehman Brothers(R) Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million. The Index is comprised of the Lehman Brothers(R) Government/Corporate, the Mortgage-Back Securities, and the Asset-Backed Securities Indices. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

[BAR CHART]

96                                                                               12.08
97                                                                               17.79
98                                                                               27.13
99                                                                               17.02
00                                                                               -4.36
01                                                                              -10.69
02                                                                              -16.57
03                                                                               19.68
04                                                                                6.37
05                                                                                6.50

                  Annual total returns (12/31) - Initial Class

(4) The Total Return Core Composite Index is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Advisory Fee                            0.32%     0.32%
    Distribution and Service (12b-1) Fees   None      0.25%(1)
    Other Expenses
    (includes Administration Fee of
    0.20%)                                      %         %
    Total Portfolio Operating Expenses          %         %


(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $          $           $           $
  Service Class           $          $           $           $

                           MAINSTAY VP BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- zero coupon bonds;

- mortgage-related and other asset-backed securities; and

- loan participation agreements.

The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYLIM, the Portfolio's Manager.

At least 65% of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Portfolio's Manager conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.


The Portfolio may invest in mortgage dollar rolls. A mortgage dollar roll is a transaction in which a Portfolio sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio will maintain a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest.


PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.


The Portfolio's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. Regardless of the purpose, the Portfolio may lose money using derivatives.



The Portfolio may engage in securities lending. The Portfolio's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.


THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO -- INITIAL CLASS          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                                 %
Lowest Return/Worst Quarter                                 %



          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05
                                    1 YEAR   5 YEARS   10 YEARS
Bond Portfolio --
  Initial Class                     2.18%     5.87%     5.79%
  Service Class(1)                  1.89%     5.60%     5.52%
Merrill Lynch Corporate and
  Government Master Index(2)        2.52%     6.07%     6.19%
Lehman Brothers(R) Aggregate Bond
  Index(3)                          2.43%     5.87%     6.16%


(1) Performance for the Service Class shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 1/1/95 to 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.
(3) The Lehman Brothers(R) Aggregate Bond Index (the "Aggregate Index") includes the following other Lehman Brothers(R) indexes: the Govern-

[BAR CHART]

96                                                                               2.05
--                                                                               ----
97                                                                                9.65
98                                                                                9.12
99                                                                               -1.53
00                                                                                9.82
01                                                                                9.27
02                                                                                9.48
03                                                                                4.52
04                                                                                4.09
05                                                                                2.18

                   Annual total returns (12/31)-Initial Class

ment/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be investment grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $100 million. You cannot invest directly in an index.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Advisory Fee                            0.25%     0.25%
    Distribution and Service (12b-1) Fees   None      0.25%(1)
    Other Expenses
    (includes Administration Fee of
    0.20%)                                      %         %
    Total Portfolio Operating Expenses          %         %


(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $          $           $            $
  Service Class           $          $           $            $

                     MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Subadvisor. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars. These securities may be variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters are debt securities with a floating rate of interest that is tied to another interest rate such as a money market index or Treasury bill rate. All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.


Since the Portfolio invests in dollar-denominated foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based issuers. These include political and economic instability, less publicly available issuer information and changes in U.S. or foreign tax or currency laws.


The Portfolio's principal investments include derivatives such as variable rate instruments, floaters and mortgage-related and asset-backed securities. If the Subadvisor is wrong about its creditworthiness assessments, expectations of changes in interest rates or market conditions, as a result of an investment or its use of derivatives the Portfolio could suffer a loss.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.



CASH MANAGEMENT PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              3/00         1.56%
Lowest Return/Worst Quarter              1/04         0.14%


           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05
                                      1 YEAR   5 YEARS   10 YEARS
Cash Management Portfolio -- Initial
  Class                               2.96%     1.93%     3.58%
Lipper Money Market Funds Index(1)    2.66%     1.83%     3.49%


(1) The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days.

[BAR CHART]

96                                                                               4.95
97                                                                               5.25
98                                                                               5.18
99                                                                               4.84
00                                                                               6.06
01                                                                               3.84
02                                                                               1.36
03                                                                               0.67
04                                                                               0.85
05                                                                               2.96

                  Annual total returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                      INITIAL
                                       CLASS
                                      -------
Advisory Fee(1)                          0.25%
Distribution and Service (12b-1)
  Fees                                   None
Other Expenses
(includes Administration Fee of
0.20%)                                     %
Total Portfolio Operating Expenses         %



(1) The advisory fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.25% up to $500 million and 0.20% on assets in excess of $500 million.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $          $           $            $

                      MAINSTAY VP FLOATING RATE PORTFOLIO

INVESTMENT OBJECTIVE -- The Floating Rate Portfolio's investment objective is to seek to provide high current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in a portfolio of floating rate loans and other floating rate debt securities. The Portfolio may also purchase fixed income debt securities and money market securities or instruments.


When NYLIM, the Portfolio's Manager believes that market or economic conditions are unfavorable to investors, up to 100% of the Portfolio's assets may be invested in money market or short-term debt securities. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.


Floating rate loans ("Floating Rate Loans") offer a favorable yield spread over other short-term fixed-income alternatives. Historically, Floating Rate Loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds, U.S. government securities and other traditional investments.

Floating Rate Loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Floating Rate Loans are speculative investments and are rated below investment grade quality, but they are not junk bonds. They typically have less credit risk and lower default rates than junk bonds. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The collateral may include both tangible and intangible assets of the borrower.

Floating Rate Loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rates for Floating Rate Loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating Rate Loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Portfolio may invest up to 25% of its total assets in foreign securities. The foreign securities are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Manager seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Manager seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Manager prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Manager attempts to control risk and limit defaults.

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Manager continually evaluates market factors and comparative metrics to determine relative value.

PRINCIPAL RISKS -- The values of debt securities fluctuate depending upon various factors, including: Credit Risk, Liquidity, and Interest Rates.

The Floating Rate Loans in which the Portfolio principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain Floating Rate Loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Portfolio's net asset value ("NAV") could go down and you could lose money.


An active trading market may not exist for many of the Portfolio's loans. In addition, some loans may be subject to restrictions on their resale, which may prevent the Portfolio from obtaining the full value of the loan when it is sold. If this occurs, the Portfolio may experience a decline in its NAV. Some of the Portfolio's investments may be considered to be illiquid.



Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Fund's securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a Portfolio's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.


Since the Portfolio may invest in U.S. dollar-denominated securities of foreign issuers, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax laws, and changes in monetary policy.

The Portfolio is "non-diversified," which means that it may invest a greater percentage of its assets than other funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

                                PAST PERFORMANCE


Since the portfolio has not been in existence for a full calendar year, no performance information is yet available.


                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Management Fee(1)                      0.60%      0.60%
    Distribution and Service (12b-1)
      Fees                                 None       0.25%(2)
    Other Expenses                             %          %
    Total Portfolio Operating Expenses         %          %


(1) The Management Fee reflects an aggregate fee for advisory and administrative services.


(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $          $           $           $
  Service Class           $          $           $           $

                        MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Subadvisor, uses a combined approach to investing, analyzing economic trends, as well as factors pertinent to particular issuers and securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1-10 years) and bonds (generally maturing in 10 or more years), and Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. Principal investments also include floaters as well as money market instruments and cash equivalents. Floaters are debt securities with a variable interest rate that is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. As part of the Portfolio's principal strategies, the Subadvisor may use a variety of investment practices such as mortgage dollar roll transactions, transactions on a when-issued basis and portfolio securities lending. In a mortgage dollar roll transaction the Portfolio sells a mortgage-backed security from its portfolio to another party, and agrees to buy a similar security from the same party at a later date. A when-issued security is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities.

You could lose money by investing in the Portfolio. Investments in the Portfolio are not guaranteed, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.


Principal investments also include derivatives, such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. The use of derivatives may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of risk assumed. Regardless of the purpose, the Portfolio may lose money using derivatives.


The Portfolio's use of investment practices such as mortgage dollar rolls, forward commitments, transactions on a when-issued basis and securities lending also presents certain risks. The principal risk of mortgage-dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.


Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.


THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.




GOVERNMENT PORTFOLIO -- INITIAL CLASS   QUARTER/YEAR  RETURN
Highest Return/Best Quarter                                %
Lowest Return/Worst Quarter                 2/04      -2.74%



         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05
                                   1 YEAR   5 YEARS   10 YEARS
Government Portfolio --
  Initial Class                    2.38%     4.77%     5.44%
  Service Class(1)                 2.08%     4.50%     5.18%
Lehman Brothers Government Bond
  Index(2)                         2.65%     5.39%     5.94%


(1) Performance for the Service Class shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 1/1/95 to 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal

[BAR CHART]

96                                                                                2.28
97                                                                                9.48
98                                                                                9.00
99                                                                               -1.74
00                                                                               12.22
01                                                                                6.64
02                                                                                9.85
03                                                                                1.88
04                                                                                3.33
05                                                                                2.38

                   Annual total returns (12/31)-Initial Class

corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee                             0.30%     0.30%
    Distribution and Service (12b-1) Fees    None      0.25%(1)
    Other Expenses
    (includes Administration Fee of 0.20%)       %         %
    Total Portfolio Operating Expenses           %         %


(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $          $           $           $
  Service Class           $          $           $           $

                MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT OBJECTIVES -- The High Yield Corporate Bond Portfolio's investment objective is to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies (that is, rated Baa to B by Moody's or BBB to B by S&P). Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in high yield corporate debt securities, including all types of high yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields LLC, the Portfolio's Subadvisor, to be of comparable quality.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include domestic corporate debt securities, Yankee (dollar-denominated) debt securities, zero coupon bonds and U.S. government securities. The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (eg., bank debt). Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to face value and tend to be more volatile than conventional debt securities. The Portfolio may invest up to 20% of its net assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and S&P.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.


In times of unusual or adverse market, economic or political conditions, the Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and may invest more than 35% of its total assets in U.S. government securities, or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist for as many as 6 months and, in some cases, up to a year. The yield on these securities tends to be lower than the yield on other securities to be purchased by the Portfolio. Although investing heavily in these securities may help to preserve the Portfolio's assets, it may not be consistent with the Portfolio's primary investment objective and limit the Portfolio's ability to achieve a high level of income.


PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investment in common stocks and other equity securities is particularly subject to risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The Portfolio principally invests in high yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.


Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than in developed market countries.


Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.


THE FUND MAY BAR EXCESSIVE TRADERS.

(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


HIGH YIELD CORPORATE BOND PORTFOLIO --
 INITIAL CLASS                          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/03      12.05%
Lowest Return/Worst Quarter                 4/00      -7.85%



                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                              1 YEAR   5 YEARS   10 YEARS
High Yield Corporate Bond Portfolio -- Initial Class          2.94%    11.12%     9.36%
  Service Class(1)                                            2.66%    10.85%     9.10%
Credit Suisse(TM) High Yield Index(2)                         2.26%     9.83%     7.14%


(1) Performance for the Service Class shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 5/1/95 to 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.


(2) The Credit Suisse(TM) High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

[BAR CHART]

96                                                                               17.16
97                                                                               13.03
98                                                                                2.66
99                                                                               12.84
00                                                                               -5.87
01                                                                                4.91
02                                                                                2.05
03                                                                               36.37
04                                                                               12.72
05                                                                                2.94


                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee                             0.30%     0.30%
    Distribution and Service (12b-1) Fees    None      0.25%(1)
    Other Expenses
    (includes Administration Fee of 0.20%)       %         %
    Total Portfolio Operating Expenses           %         %


(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $          $           $           $
  Service Class           $          $           $           $

                 MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO


INVESTMENT OBJECTIVE -- The Conservative Allocation Portfolio's investment objective is to seek current income and, secondarily, long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%-70%) of its assets in Underlying Fixed Income Portfolios and approximately 40% (within a range of 30%-50%) of its assets in Underlying Equity Portfolios. The Portfolio's fixed income component may include a money market component. For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.


Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview of the Asset Allocation Portfolios" beginning on page A-5 for a summary of how the Manager allocates and reallocates the Portfolio's assets among particular Underlying Portfolios.


PRINCIPAL RISKS -- Among the principal risks of the Underlying Portfolios, which could adversely affect the performance of the Portfolio, are:

- Credit Risk

- Interest Rate Risk

- Maturity Risk

- Mortgage- and Asset-Backed Security Risk

- High-Yield Bond Risk

- Liquidity Risk

- Market Risk

- Growth Securities Risk

- Value Securities Risk

- Foreign Securities Risk

- Smaller Company Risk

- High Portfolio Turnover

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Purchase and Redemption of Shares")

                                PAST PERFORMANCE

Since the Portfolio does not have a full year of performance information, no performance information is yet available.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Management Fee(1)                      None       None
    Distribution and/or Service (12b-1)
      Fees(2)                              None       0.25%
    Other Expenses(3)                      0.41%      0.41%
    Total Annual Portfolio Operating
      Expenses                             0.41%      0.66%
    Less Expense Reimbursement            -0.16%     -0.16%
    Net Annual Portfolio Operating
      Expenses(3)                          0.25%      0.50%
    Estimated Underlying Portfolio
      Expenses(4)                          0.80%      0.80%
    Total Annual Portfolio and
      Underlying Portfolio Expenses        1.05%      1.30%


(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) Because the 12b-1 fee is an on-going fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
(3) "Other Expenses" are based on estimated amounts for the current fiscal year. The Manager has contractually agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Portfolio expenses, do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

(4) In addition to the Net Annual Portfolio Operating Expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the Underlying Portfolios in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying Portfolios, based on its target allocations and Underlying Portfolios, is as shown in the table.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio assets are invested in accordance with the target allocations, that the Portfolio's and Underlying Portfolios' operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $107       $334        $579        $1,283
  Service Class           $132       $412        $713        $1,568

                    MAINSTAY VP GROWTH ALLOCATION PORTFOLIO



INVESTMENT OBJECTIVE -- The MainStay VP Growth Allocation Portfolio's investment objective is to seek long-term growth of capital.



PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to achieve its investment objective by normally investing substantially all of its assets in Underlying Equity Portfolios (normally within a range of 85%-100%). For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.



Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview of the Asset Allocation Portfolios" beginning on page A-5 for a summary of how the Manager allocates and reallocates the Portfolio's assets among particular Underlying Portfolios.



PRINCIPAL RISKS -- Among the principal risks of the Underlying Portfolios, which could adversely affect the performance of the Portfolio, are:



- Market Risk



- Growth Securities Risk



- Value Securities Risk



- Foreign Securities Risk



- Smaller Company Risk



- Liquidity Risk



- High Portfolio Turnover



THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Purchase and Redemption of Shares")

                                PAST PERFORMANCE



Since the Portfolio does not have a full year of performance information, no performance information is yet available.



                       FEES AND EXPENSES OF THE PORTFOLIO



The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.



ANNUAL PORTFOLIO OPERATING EXPENSES


(expenses that are deducted from Portfolio assets)



                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Management Fee(1)                        None      None
    Distribution and/or Service (12b-1)
    Fees(2)                                  None      0.25%
    Other Expenses(3)                        0.66%     0.66%
    Total Annual Portfolio Operating
    Expenses                                 0.66%     0.91%
    Less Expense Reimbursement              -0.41%    -0.41%
    Net Annual Portfolio Operating
    Expenses(3)                              0.25%     0.50%
    Estimated Underlying Portfolio
    Expenses(4)                              0.78%     0.78%
    Total Annual Portfolio and Underlying
    Portfolio Expenses                       1.03%     1.28%



(1) The Management Fee reflects an aggregate fee for advisory and administrative services.



(2) Because the 12b-1 fee is an on-going fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.



(3) "Other Expenses" are based on estimated amounts for the current fiscal year. The Manager has contractually agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Portfolio expenses, do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.



(4) In addition to the Net Annual Portfolio Operating Expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the Underlying Portfolios in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying Portfolios, based on its target allocations and Underlying Portfolios, is as shown in the table.



EXAMPLE



This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio assets are invested in accordance with the target allocations, that the Portfolio's and Underlying Portfolios' operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).




                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $105       $328        $569        $1,259
  Service Class           $130       $406        $702        $1,545

                   MAINSTAY VP MODERATE ALLOCATION PORTFOLIO


INVESTMENT OBJECTIVE -- The MainStay VP Moderate Allocation Portfolio's investment objective is to seek long-term growth of capital and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%-70%) of its assets in Underlying Equity Portfolios and approximately 40% (within a range of 30%-50%) of its assets in Underlying Fixed Income Portfolios. The Portfolio's fixed income component may include a money market component. For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.


Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview of the Asset Allocation Portfolios" beginning on page A-5 for a summary of how the Manager allocates and reallocates the Portfolio's assets among particular Underlying Portfolios.


PRINCIPAL RISKS -- Among the principal risks of the Underlying Portfolios, which could adversely affect the performance of the Portfolio, are:

- Market Risk

- Growth Securities Risk

- Value Securities Risk

- Foreign Securities Risk

- Smaller Company Risk

- Credit Risk

- Interest Rate Risk

- Maturity Risk

- Mortgage- and Asset-Backed Security Risk

- High-Yield Bond Risk

- Liquidity Risk

- High Portfolio Turnover

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Purchase and Redemption of Shares")

                                PAST PERFORMANCE

Since the Portfolio does not have a full year of performance information, no performance information is yet available.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Management Fee(1)                      None       None
    Distribution and/or Service (12b-1)
      Fees(2)                              None       0.25%
    Other Expenses(3)                      0.30%      0.30%
    Total Annual Portfolio Operating
      Expenses                             0.30%      0.55%
    Less Expense Reimbursement            -0.05%     -0.05%
    Net Annual Portfolio Operating
      Expenses(3)                          0.25%      0.50%
    Estimated Underlying Portfolio
      Expenses(4)                          0.79%      0.79%
    Total Annual Portfolio and
      Underlying Portfolio Expenses        1.04%      1.29%


(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) Because the 12b-1 fee is an on-going fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
(3) "Other Expenses" are based on estimated amounts for the current fiscal year. The Manager has contractually agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Portfolio expenses, do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

(4) In addition to the Net Annual Portfolio Operating Expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the Underlying Portfolios in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying Portfolios, based on its target allocations and Underlying Portfolios, is as shown in the table.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio assets are invested in accordance with the target allocations, that the Portfolio's and Underlying Portfolios' operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $106       $331        $574        $1,271
  Service Class           $131       $409        $708        $1,556

                MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO


INVESTMENT OBJECTIVE -- The MainStay VP Moderate Growth Allocation Portfolio's investment objective is to seek long-term growth of capital and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to achieve its investment objective by normally investing approximately 80% (within a range of 70%-90%) of its assets in Underlying Equity Portfolios and approximately 20% (within a range of 10%-30%) of its assets in Underlying Fixed Income Portfolios. The Portfolio's fixed income component may include a money market component. For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.


Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview of the Asset Allocation Portfolios" beginning on page A-5 for a summary of how the Manager allocates and reallocates the Portfolio's assets among particular Underlying Portfolios.


PRINCIPAL RISKS -- Among the principal risks of the Underlying Portfolios, which could adversely affect the performance of the Portfolio, are:

- Market Risk

- Growth Securities Risk

- Value Securities Risk

- Foreign Securities Risk

- Smaller Company Risk

- Credit Risk

- Interest Rate Risk

- Maturity Risk

- Mortgage- and Asset-Backed Security Risk

- High-Yield Bond Risk

- Liquidity Risk

- High Portfolio Turnover

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Purchase and Redemption of Shares")

                                PAST PERFORMANCE

Since the Portfolio does not have a full year of performance information, no performance information is yet available.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Management Fee(1)                      None       None
    Distribution and/or Service (12b-1)
      Fees(2)                              None       0.25%
    Other Expenses(3)                      0.33%      0.33%
    Total Annual Portfolio Operating
      Expenses                             0.33%      0.58%
    Less Expense Reimbursement            -0.08%     -0.08%
    Net Annual Portfolio Operating
      Expenses(3)                          0.25%      0.50%
    Estimated Underlying Portfolio
      Expenses(4)                          0.76%      0.76%
    Total Annual Portfolio and
      Underlying Portfolio Expenses        1.01%      1.26%


(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) Because the 12b-1 fee is an on-going fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
(3) "Other Expenses" are based on estimated amounts for the current fiscal year. The Manager has contractually agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Portfolio expenses, do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

(4) In addition to the Net Annual Portfolio Operating Expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the Underlying Portfolios in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying Portfolios, based on its target allocations and Underlying Portfolios, is as shown in the table.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio assets are invested in accordance with the target allocations, that the Portfolio's and Underlying Portfolios' operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $103       $322        $558        $1,236
  Service Class           $128       $400        $692        $1,523

                              INVESTMENT POLICIES

--------------------------------------------------------------------------------

The discussion of Principal Investment Strategies for some of the Portfolios states that the relevant Portfolio invests, under normal circumstances, at least 80% of its assets in a particular type of investment. For these purposes, "assets" means the Portfolio's net assets plus any borrowings for investment purposes. The 80% requirement must be complied with at the time the Portfolio invests its assets. Accordingly, where a Portfolio no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such as way as to bring the portfolio into compliance with the 80% requirement. Contract holders will receive at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.

When the discussion states that the Portfolio invests "primarily" in a certain type or style of investments, this normally means that the Portfolio will invest, under normal circumstances, at least 65% of its assets (as defined above) in that type or style of investments.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------


Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below further describes the investment practices and risks pertinent to one or more of the Portfolios. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).


DERIVATIVE SECURITIES

The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. They may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager or Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities. With respect to mortgage-backed and asset-backed securities, if interest rates fall, the underlying mortgages and debt may be paid off, reducing the value of a Portfolio's investments.

FOREIGN SECURITIES

Foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.


Some foreign securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.


Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Manager or Subadvisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-backed and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Subadvisor's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging." If a Portfolio's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

SWAP AGREEMENTS

Certain of the Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements the other party could go bankrupt and a Portfolio could lose the value of the security it should have received in the swap.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures and risks exist for forward commitments as for when-issued securities.

RISKS OF INVESTING IN HIGH YIELD DEBT
("JUNK BONDS")

High yield debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor are sometimes referred to as junk bonds and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

TEMPORARY DEFENSIVE INVESTMENTS



In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment focus. Under such conditions, a Portfolio may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, a Portfolio may invest without limit in cash or money market and other investments.


PORTFOLIO TURNOVER


Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.


                          THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------
                                                                               -

The Fund's Directors oversee the actions of the Manager and Subadvisors and decide on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

     THE MANAGER


New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the Manager to each Portfolio. NYLIM was formed as an independently managed indirect wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31, 2005, NYLIM and its affiliates managed approximately $199.7 billion in assets.



In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to Management Agreements with regard to the Conservative Allocation, Balanced, Floating Rate, Growth Allocation, Mid Cap Core, Mid Cap Growth, Mid Cap Value, Moderate Allocation, Moderate Growth Allocation and Small Cap Growth Portfolios and Investment Advisory Agreements with regard to the remaining Portfolios. NYLIM, with the approval of the Board of Directors, may select and employ Subadvisors and, if it does so, NYLIM monitors the Subadvisors' investment programs and results, and coordinates the investment activities of the Subadvisors to help ensure compliance with regulatory restrictions. The Subadvisors, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Subadvisor. The Subadvisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Subadvisors would no longer manage the Portfolio. NYLIM manages directly ten

Portfolios and retains Subadvisors for the remaining Portfolios as described below.


NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' Custodian, except those as to which NYLIM has supervisory functions, and other than those being maintained by NYLIM or the Subadvisors. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisor. These administrative services are provided to the Conservative Allocation, Balanced, Floating Rate, Growth Allocation, Mid Cap Core, Mid Cap Growth, Mid Cap Value, Moderate Allocation, Moderate Growth Allocation and Small Cap Growth Portfolios pursuant to the Management Agreements referenced above. These services are provided to the other Portfolios pursuant to separate Administration Agreements.



For the fiscal year ended December 31, 2005, the Fund, on behalf of the Balanced, Floating Rate, Mid Cap Core, Mid Cap Growth, Mid Cap Value and Small Cap Growth Portfolios, paid NYLIM an aggregate fee for investment advisory and administrative services performed at an annual percentage of the average daily net assets of that Portfolio as follows:



                                              ANNUAL RATE
                                              -----------
Balanced Portfolio..........................
Floating Rate Portfolio.....................
Mid Cap Core Portfolio......................     0.79%
Mid Cap Growth Portfolio....................     0.75%
Mid Cap Value Portfolio.....................     0.70%
Small Cap Growth Portfolio..................     0.71%



No advisory or administrative fees are paid to NYLIM on behalf of the Asset Allocation Portfolios, in accordance with their management agreements.



The 15 remaining Portfolios pay separate fees for advisory and administrative services. For the fiscal year ended December 31, 2005, the Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as set forth below. In addition, each of the 15 Portfolios also pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.


                                              ANNUAL RATE
                                              -----------
Bond Portfolio..............................     0.25%
Capital Appreciation Portfolio..............     0.36%
Cash Management Portfolio...................     0.25%
Common Stock Portfolio......................     0.25%
Convertible Portfolio.......................     0.36%

                                              ANNUAL RATE
                                              -----------
Government Portfolio........................     0.30%
High Yield Corporate Bond Portfolio.........     0.30%
International Equity Portfolio..............     0.60%
S&P 500 Index Portfolio.....................     0.10%
Total Return Portfolio......................     0.32%
Value Portfolio.............................     0.36%
Income & Growth Portfolio...................     0.50%
Basic Value Portfolio.......................     0.60%
Growth Portfolio............................     0.50%
Developing Growth Portfolio.................     0.60%

The payment of the investment management and the administration fees, as well as other operating expenses, will affect the S&P 500 Index Portfolio's ability to track the S&P 500(R) Index exactly.


A discussion regarding the basis for the Board of Directors approving the Management, Investment Advisory and Subadvisory Agreements of the Fund is available in the Fund's Annual Report covering the period from January 1, 2005 to December 31, 2005.



Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116, provides sub-administration and sub-accounting services for the Portfolios. These services include calculating daily net asset values of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolios' administrative operations. IBT also holds the Portfolios' foreign assets. For providing these services, IBT is compensated by NYLIM.



NYLIM makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from NYLIM's own resources which are not expected to exceed 0.25% (exclusive of 12b-1 Fees) of the value of Portfolio assets. Payments from NYLIM's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.



Service Class shares for each Portfolio are subject to a Distribution and Service Plan (the "12b-1 Plan") pursuant to which each Portfolio pays NYLIFE Distributors LLC ("NYLIFE Distributors"), for services rendered under the Plan, a distribution or service fee at the annualized rate of 0.25% of the average daily net assets of the Portfolios' Service Class shares (the "12b-1 Fee"). The 12b-1 Fee will be used to compensate financial institutions and organizations, such as NYLIAC, for servicing shareholder accounts and for services in connection with any activities or expenses primarily intended to result in the sale of the Service Class shares of the Portfolios. Because the 12b-1 Fee is an on-going fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

NYLIFE Securities (the "Affiliated Broker") may act as broker for the Portfolios. In order for the Affiliated Broker to effect any portfolio transactions for the Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with the Affiliated Broker in any portfolio transactions in which the Affiliated Broker acts as principal.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by NYLIM, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.

Where NYLIM has retained a Subadvisor, the Subadvisor, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)

The Fund and the Manager have applied for an exemptive order from the SEC that would permit the Manager greater flexibility than is currently provided by the Investment Company Act to retain investment subadvisors and modify investment subadvisory arrangements. Under the exemptive order, if granted, the Manager would continue to provide or oversee the provision of portfolio management services to the Fund and the Portfolios by one or more investment subadvisors, but would have the additional flexibility to retain investment subadvisors and materially modify investment subadvisory agreements without shareholder approval, as is currently required by the Investment Company Act. However, there can be no assurance that the SEC will grant the exemptive relief.

SUBADVISORS. Each Subadvisor is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Subadvisors to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC, 9 West 57th Street, New York, New York 10019, is the Subadvisor to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Total Return and Value Portfolios. The firm is a wholly-owned but autonomously managed subsidiary of New York Life Insurance Company ("New York Life"). As of December 31, 2005, MacKay Shields managed approximately $38.3 million in assets.

American Century Investment Management, Inc., whose principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, serves as Subadvisor to the Income & Growth Portfolio. As of December 31, 2005, American Century managed over $100.85 billion in assets.

The Dreyfus Corporation, whose principal place of business is 200 Park Avenue, New York, New York 10166, serves as Subadvisor to the Basic Value Portfolio. As of December 31, 2005, The Dreyfus Corporation managed approximately $ billion in assets.

Winslow Capital Management Inc., whose principal place of business is 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, serves as the Subadvisor to the Large Cap Growth Portfolio. As of December 31, 2005, Winslow
Capital Management managed approximately $     million in assets under their
large capitalization investment strategies.

Lord, Abbett & Co. LLC, whose principal place of business is 90 Hudson Street, Jersey City, New Jersey 07032-3973, serves as Subadvisor to the Developing Growth Portfolio. As of December 31, 2005, Lord, Abbett & Co. LLC managed over $ billion in assets.

     PORTFOLIO MANAGERS

NYLIM and each Subadvisor uses a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below:

BALANCED PORTFOLIO -- Joan M. Sabella and Tony Elavia

BASIC VALUE PORTFOLIO -- Brian C. Ferguson, J. David Macey, William E. Costello and Robert J. Eastman

BOND PORTFOLIO -- Donald F. Serek, Thomas Volpe, Jr. and Michael J. Pagano

CAPITAL APPRECIATION PORTFOLIO -- Rudolph C. Carryl and Edmund C. Spelman

CASH MANAGEMENT PORTFOLIO -- Claude Athaide and Christopher Harms

COMMON STOCK PORTFOLIO -- Harvey Fram

CONSERVATIVE ALLOCATION PORTFOLIO -- Tony Elavia and Devon McCormick

CONVERTIBLE PORTFOLIO -- Edward Silverstein and Edmund C. Spelman

DEVELOPING GROWTH PORTFOLIO -- F. Thomas O'Halloran

FLOATING RATE PORTFOLIO -- Anthony Malloy and Robert Dial

GOVERNMENT PORTFOLIO -- Joseph Portera, Gary Goodenough and Christopher Harms

GROWTH ALLOCATION PORTFOLIO -- Tony Elavia and Devon McCormick

HIGH YIELD CORPORATE BOND PORTFOLIO -- J. Matthew Philo

INCOME & GROWTH PORTFOLIO -- Kurt Borgwardt, John Schniedwind and Zili Zhang

INTERNATIONAL EQUITY PORTFOLIO -- Rupal J. Bhansali

LARGE CAP GROWTH PORTFOLIO -- Clark J. Winslow, Justin H. Kelly and R. Bart Wear

MID CAP CORE PORTFOLIO -- Harvey Fram

MID CAP GROWTH PORTFOLIO -- Rudolph C. Carryl and Edmund C. Spelman

MID CAP VALUE PORTFOLIO -- Mark T. Spellman and Richard A. Rosen

MODERATE ALLOCATION PORTFOLIO -- Tony Elavia and Devon McCormick

MODERATE GROWTH ALLOCATION PORTFOLIO -- Tony Elavia and Devon McCormick

SMALL CAP GROWTH PORTFOLIO -- Rudolph C. Carryl and Edmund C. Spelman

S&P 500 INDEX PORTFOLIO -- Francis Ok

TOTAL RETURN PORTFOLIO -- Rudolph C. Carryl, Gary Goodenough, Christopher Harms, Richard A. Rosen and Edmund C. Spelman

VALUE PORTFOLIO -- Richard A. Rosen

     PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about each of the Portfolio's portfolio managers and certain other investment personnel. Additional information regarding the portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the Statement of Additional Information.

CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and is now a Director. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over five years of investment experience. Mr. Athaide earned the right to use the Chartered Financial Analyst designation in 2000.

RUPAL J. BHANSALI -- Ms. Bhansali has managed the International Equity Portfolio since April 2001. Ms. Bhansali joined MacKay Shields as Managing Director and Head of the International Equity Products in 2001. Ms. Bhansali was previously the co-head of the international equity division at Oppenheimer Capital, where she managed various institutional and retail international equity portfolios. Earlier in her career, Ms. Bhansali worked in various capacities doing investment research and advisory work at Soros Fund Management, Crosby Securities and ICICI Ltd. She has 13 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and her undergraduate and masters degrees in accounting from the University of Bombay.

KURT BORGWARDT, CFA -- Mr. Borgwardt has managed the Income & Growth Portfolio since its inception. Mr. Borgwardt, Senior Vice President and Senior Portfolio Manager, joined American Century in August 1990. He has a bachelor of arts from Stanford University and an MBA with a specialization in finance from the University of Chicago. He is a CFA charterholder.

RUDOLPH C. CARRYL -- Mr. Carryl has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Carryl is a Senior Managing Director of MacKay Shields. He joined MacKay Shields as a Director in 1992 and has 24 years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.

WILLIAM E. COSTELLO -- Mr. Costello manages the Basic Value Portfolio. He is a portfolio manager at The Dreyfus Corporation and a Vice President at The Boston Company. Asset Management LLC ("The Boston Company"), manages the Basic Value Portfolio Mr. Costello is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. He is also Director of Domestic Equity Research at The Boston Company and serves as the energy sector research analyst for Dreyfus' US Large Capitalization Value disciplines. Previously, Mr. Costello served as an analyst in The Boston Company US Small and Mid Capitalization Value Investment Team. Prior to joining The Boston Company, he was a senior research analyst with Delphi Management, Inc., a value equity management firm in Boston. As an analyst at Delphi, Mr. Costello covered a wide range of global industries. He received an MBA, concentrating in Finance, from Boston University's School of Management and holds a Chartered Financial Analyst designation.

ROBERT DIAL -- Mr. Dial has managed the Floating Rate Portfolio since inception. He joined NYLIM in 2001 and is responsible for leveraged loan investments. Mr. Dial is a Managing Director. Prior to joining NYLIM, Mr. Dial was a Director in the Acquisition Finance Group at Fleet Securities where he was responsible for originating, structuring and distributing non-investment grade financings. Previously, he worked in leveraged finance capacities at Credit Lyonnais and at Chase Manhattan, where he completed the bank's formal credit training program. Mr. Dial earned a BA from Yale University and an MBA from the University of Chicago.

ROBERT J. EASTMAN -- Mr. Eastman, portfolio manager at The Dreyfus Corporation and Senior Vice President at The Boston Company Asset Management LLC ("The Boston Company"), manages the Basic Value Portfolio and serves as a quantitative research analyst. Mr. Eastman is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. Prior to joining The Boston Company, Mr. Eastman was a portfolio manager/quantitative analyst with Trinity Investment Management Corporation. He received his MBA from the Wharton School of Business. He holds a Chartered Financial Analyst designation.

TONY H. ELAVIA -- Mr. Elavia has managed the Balanced Portfolio and Asset Allocation Portfolios since inception. He is the Chief Investment Officer of NYLIM Equity Investors and Senior Managing Director of NYLIM since 2004. He was the Managing Director and Senior Portfolio Manager of the Large Cap Growth Team of Putnam Investments. Prior to joining Putnam, Mr. Elavia was President and Portfolio Manager at Voyageur Asset Management and President of TES Partners. Previously he was a Senior Vice President with Piper Capital Management. Mr. Elavia holds a Ph.D. and M.A. in Economics from the University of Houston and a M.A. and the B.C. from the University of Baroda in Vadodara, India.

BRIAN C. FERGUSON -- Mr. Ferguson, portfolio manager at The Dreyfus Corporation and Senior Vice President at The Boston Company Asset Management, LLC ("The Boston Company"), manages the Basic Value Portfolio. Mr. Ferguson is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. He is the Director of The Boston Company's US Large Cap Value Equity Portfolio Management Team and has been a member of Dreyfus since 1997. Brian holds an MBA from Columbia University's Business School with a concentration in Finance.

HARVEY FRAM, CFA -- Mr. Fram has managed the Common Stock Portfolio since 2004 and the Mid Cap Core Portfolio since inception. He joined NYLIM in March 2000. Mr. Fram was a Portfolio Manager and Research Strategist with Monitor Capital Advisors LLC from 1999 to 2001. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

GARY GOODENOUGH -- Mr. Goodenough became a manager of the Government Portfolio and the Total Return Portfolio in July 2000 and is now a Senior Managing Director. Mr. Goodenough joined MacKay Shields as Managing Director and Co-Head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and Global Bonds at Salomon Brothers.

CHRISTOPHER HARMS -- Mr. Harms has managed the Total Return Portfolio since July 2000, the Government Portfolio from April 1999 until July 2000 and the Cash Management Portfolio since 2004. Mr. Harms is a Managing Director of MacKay Shields. Mr. Harms joined MacKay Shields as a Director in 1991 with more than 10 years prior investment management and research experience. Prior to joining the firm, Mr. Harms was employed at Bear Stearns in the Asset Management Division as a fixed income portfolio manager.

JUSTIN H. KELLY -- Mr. Kelly became a portfolio manager of the Large Cap Growth Portfolio in 2005. He is a Managing Director and portfolio manager of Winslow Capital Management with responsibility for large cap growth stocks. Previously, Mr. Kelly was a Vice President co-head of the Technology Team at Investment Advisers,

Inc. in Minneapolis from 1997-1999. For the prior four years, he was an investment banker in New York City for Prudential Securities and then Salomon Brothers. Mr. Kelly received a B.S. degree Summa Cum Laude in 1993 from Babson College where he majored in Finance/ Investments. He is also a Chartered Financial Analyst.

J. DAVID MACEY -- Mr. Macey manages the Basic Value Portfolio. He is a Senior Vice President at The Dreyfus Corporation and The Boston Company Asset Management, LLC ("The Boston Company"), manages the Basic Value Portfolio. Mr. Macey is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. He is responsible for the banking, brokers, insurance, savings and loan associations and REITs sectors. Mr. Macey also serves as the Chairman of Domestic Equity Research of The Boston Company. Prior to joining The Boston Company, he served as a vice president at Shawmut Bank, N.A. where he was responsible for investment research and corporate finance. He holds a BS from Massachusetts Institute of Technology and an MS from Northeastern University. Mr. Macey also completed four years of study in Finance in the Doctoral Program at the Harvard University Graduate School of Business Administration. In addition, he was a Research Associate at the Harvard University Graduate School of Business Administration and holds a Chartered Financial Analyst designation.

ANTHONY MALLOY -- Mr. Malloy has managed the Floating Rate Portfolio since inception. He has been an employee of NYLIM since March 1999 and is a Managing Director. He is responsible for the management of NYLIM's leveraged loan business. Prior to joining NYLIM, Mr. Malloy spent five years at J.P. Morgan as Vice President in the Debt Capital Markets group and as a Vice President and senior relationship manager in the Loan Capital Markets group. Earlier in his career, Mr. Malloy was the Head of Risk Management in the Derivatives group at The Toronto-Dominion Bank. Mr. Malloy received a BA in English and Economics from Middlebury College and a MBA in Finance from New York University.

DEVON MCCORMICK, CFA -- Mr. McCormick has managed the Asset Allocation Portfolios since inception. He joined NYLIM in May 2001 and is responsible for research and development of new quantitative models as well as enhancing existing models used for active quantitative portfolio engineering. Mr. McCormick has over twenty years of experience with technology in the field of finance. Prior to joining NYLIM, he was associated with Bankers Trust/Deutsche Bank, Smith Barney and at Morgan Stanley. Mr. McCormick received his B.A. in Philosophy from Vassar College and was awarded his CFA designation in 2000. He is a member of the New York Society of Security Analysts; the Association for Computing Machinery; the Quantitative Work Alliance for Applied Finance, Education, and Wisdom; the New York Academy of Sciences; and the Society of Quantitative Analysts.

F. THOMAS O'HALLORAN, CFA -- Mr. O'Halloran, Partner and Investment Manager at Lord Abbett, has managed the Developing Growth Portfolio since March 2003. Mr. O'Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg where he served as Executive Director/Senior Research Analyst. He is the holder of a Charter Financial Analyst designation and has been in the investment business since 1987.

FRANCIS J. OK -- Mr. Ok has managed the S&P 500 Index Portfolio since 2004 and is responsible for managing and running NYLIM Quantitative Strategies' trading desk. Mr. Ok has been an employee of NYLIM since March 2000. Previously, Mr. Ok was a portfolio manager and managed the trading desk at Monitor Capital Advisors LLC since 1994. Mr. Ok holds a B.S. in Economics from Northeastern University.

MICHAEL J. PAGANO -- Mr. Pagano became a portfolio manager of the Bond Portfolio in 2005 and is a Director in NYLIM Securities Investment Group. His primary focus is on the investment-grade corporate bond portfolios. Prior to joining The Company in June, 2003, Mr. Pagano was a Vice-President and fixed income portfolio manager at Fiduciary Asset Management where he managed fixed income portfolios benchmarked against the Lehman Aggregate Index. Earlier in his career, Mr. Pagano was an institutional mortgage-backed and structured products sales specialist at Merrill Lynch and Banc of America Securities, as well as Director of Marketing for Neuberger & Berman's Wrap Fee Management Group. Mr. Pagano holds a B.A. in Economics and Political Science from Amherst College and an M.B.A., with a concentration in finance, from the University of Chicago Graduate School of Business.

J. MATTHEW PHILO, CFA -- Mr. Philo has managed the High Yield Corporate Bond Portfolio since 2001. He is a Senior Managing Director of MacKay Shields and has been Co-head of Fixed Income since 2000. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo has earned the right to use the Chartered Financial Analyst designation and has 19 years of investment management and research experience. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University.

JOSEPH PORTERA -- Mr. Portera has managed the Government Portfolio since July 2000. Mr. Portera is a Managing Director of MacKay Shields specializing in foreign and domestic government bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay Shields in 1991.

RICHARD A. ROSEN -- Mr. Rosen has managed the Mid Cap Value and the Value Portfolios since 1999 and the Total Return Portfolio since 2004. Mr. Rosen is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

JOAN M. SABELLA -- Ms. Sabella has been a Director of NYLIM since December 2000 and has managed the Balanced Portfolio since inception. Previously she worked at Towneley Capital Management, Inc. from 1978 to 2000. Ms. Sabella has been a member of the Financial Planning Association since 1995 and the CFA Institute since 2002. She holds a B.B.A. from Baruch College, is a Certified Financial Planner, and a Chartered Retirement Planning Counselor.

JOHN SCHNIEDWIND, CFA -- Mr. Schniedwind has managed the Income & Growth Portfolio since its inception. Mr. Schniedwind, Chief Investment
Officer -- Quantitative Equity, joined American Century in 1982. He has degrees from Purdue University and an MBA in finance from the University of California-Berkeley. He is a CFA charterholder.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.

EDWARD SILVERSTEIN -- Mr. Silverstein has managed the Convertible Portfolio since 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and is now a Managing Director since 2006. Prior to joining MacKay Shields, Mr. Silverstein was a portfolio manager at The Bank of New York from 1995 to 1998.

MARK T. SPELLMAN -- Mr. Spellman became a portfolio manager of the Mid Cap Value Portfolio in 2005. Mr. Spellman joined MacKay Shields in 1996; he became a Managing Director in 2006 and is a senior member of the Value Equity Division. Prior to joining MacKay Shields, he was responsible for investment research and portfolio strategy with Deutsche Morgan Grunfell/C.J. Lawrence. Prior to that, he was involved in securities research, risk analysis, and portfolio management with Prudential Equity Management Associates. Mr. Spellman is a graduate of Boston College. He has been in the investment management industry since 1987.

EDMUND C. SPELMAN -- Mr. Spelman has managed the Convertible Portfolio since September 1999 and has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.

THOMAS VOLPE, JR. -- Mr. Volpe became a portfolio manager of the Bond Portfolio in April 2003. Mr. Volpe is a Second Vice President in NYLIM's Securities Investment Group. He joined the Public Fixed Income Group of NYLIM in May 2000. Prior to that, he was a Treasury Cash Manager for the Treasury Department of New York Life Insurance Company where he earned the credential of Certified Cash Manager. He has been employed by New York Life Insurance Company since 1989 and has held a number of positions in the Securities Operations and Treasury Cash Management areas. Mr. Volpe holds a BA in Economics from the State University of New York at Albany and a MBA in Finance from Adelphi University.

R. BART WEAR -- Mr. Wear is a Managing Director of Winslow Capital Management and has been with the firm since 1997. He has managed the Large Cap Growth Portfolio since 2005. Previously he was a partner and equity manager at Baird Capital Management in Milwaukee, Wisconsin. Prior thereto, he was the lead equity manager and analyst of the mid-to-large capitalization growth product at Firstar Investment Research and Management Company, where he was responsible for management of over $2 billion in separately managed institutional accounts, mutual funds and commingled trust funds. Mr. Wear graduated with honors from Arizona State University in 1982 where he majored in Finance. He is also a Chartered Financial Analyst.

CLARK J. WINSLOW -- Mr. Winslow has served as the Chief Executive Officer and a portfolio manager of Winslow Capital Management, Inc. since 1992. He has managed the Large Cap Growth Portfolio since 2005. Mr. Winslow has 38 years of investment experience and has managed portfolios since 1975. He began his career as an institutional research analyst in 1966. Mr. Winslow has a B.A. from Yale University and an M.B.A. from the Harvard Business School.

ZILI ZHANG -- Mr. Zhang, Vice President and Portfolio Manager/Director of Quantitative Research, joined American Century in January 1997 as a research analyst. He became a portfolio manager in 2002. He also manages the quantitative research team. He has a bachelor's degree in physics from the University of Science and Technology of China and a Ph.D in theoretical physics from the University of Texas at Austin.

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------
                                                                               -

FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Portfolio's Share Prices (NAV) and the Valuation of Securities

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio of the Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. With respect to any portion of an Asset Allocation Portfolio's assets that are invested in one or more Underlying Portfolios, the Asset Allocation Portfolio's NAV is calculated based upon the NAVs of those Underlying Portfolios. The value of a Portfolio's investments is generally based on current market prices (amortized cost, in the case of the Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager or Subadvisor, in consultation with the Subadvisor, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term shareholders of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the contract holders in separate accounts maintained by New York Life Insurance and Annuity Corporation ("NYLIAC") is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual contract holder transactions. The Fund's policy is that the Portfolios must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolios. Contract holders should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances.

While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. The Fund publishes quarterly a list of each Portfolio's ten largest holdings and publishes monthly a complete schedule of each Portfolio's holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-598-2019. The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of each Portfolio's top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------
                                                                               -

     TAXES

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------
                                                                               -

     CUSTODIAN

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116, serves as the Custodian for each Portfolio's assets.

                              FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's Financial Statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

No financial highlights are provided for the Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios, as they had not commenced operations until February 2006.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              MAINSTAY VP BALANCED PORTFOLIO
                                                              ------------------------------
                                                              INITIAL CLASS    SERVICE CLASS
                                                              -------------    -------------
                                                                 MAY 2,           MAY 2,
                                                                 2005(A)          2005(A)
                                                                 THROUGH          THROUGH
                                                              DECEMBER 31,     DECEMBER 31,
SELECT PER SHARE DATA AND RATIOS                              -------------    -------------
Net asset value at beginning of period......................
                                                                 -------          -------
Net investment income.......................................
Net realized and unrealized gain (loss) on investments......
                                                                 -------          -------
Total from investment operations............................
                                                                 -------          -------
Less dividends and distributions:
  From net investment income................................
  From net realized gain on investments.....................
                                                                 -------          -------
Total dividends and distributions...........................
                                                                 -------          -------
Net asset value at end of period............................
                                                                 =======          =======
Total investment return.....................................
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................
  Expenses..................................................
Portfolio turnover rate.....................................
Net assets at end of period (in 000's)......................

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Less than one tenth of a percent.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  MAINSTAY VP BASIC VALUE PORTFOLIO
                                       --------------------------------------------------------
                                                            INITIAL CLASS
                                       -------------------------------------------------------

                                                       YEAR ENDED DECEMBER 31,
                                         2005       2004       2003         2002        2001
SELECT PER SHARE DATA AND RATIOS       --------------------------------------------------------
Net asset value at beginning of
 period..............................             $ 10.18    $  8.01      $ 10.46     $ 11.29
                                       -------    -------    -------      -------     -------
Net investment income................                0.11       0.07(b)      0.06        0.07
Net realized and unrealized gain
 (loss) on investments...............                1.04       2.17        (2.45)      (0.56)
                                       -------    -------    -------      -------     -------
Total from investment operations.....                1.15       2.24        (2.39)      (0.49)
                                       -------    -------    -------      -------     -------
Less dividends and distributions:
 From net investment income..........               (0.10)     (0.07)       (0.06)      (0.07)
 From net realized gain on
   investments.......................                  --         --           --       (0.27)
                                       -------    -------    -------      -------     -------
Total dividends and distributions....               (0.10)     (0.07)       (0.06)      (0.34)
                                       -------    -------    -------      -------     -------
Net asset value at end of period.....             $ 11.23    $ 10.18      $  8.01     $ 10.46
                                       =======    =======    =======      =======     =======
Total investment return..............               11.37%     27.95%      (22.86%)     (4.51%)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............                1.04%      0.87%        0.63%       0.80%
 Expenses............................                0.96%      0.99%        0.98%       0.99%
Portfolio turnover rate..............                  75%        73%          65%         74%
Net assets at end of period (in
 000's)..............................             $71,543    $62,229      $49,975     $59,220

                                       MAINSTAY VP BASIC VALUE PORTFOLIO
                                       ----------------------------------
                                                 SERVICE CLASS
                                       ----------------------------------
                                                               JUNE 5,
                                                               2003(A)
                                           YEAR ENDED          THROUGH
                                          DECEMBER 31,       DECEMBER 31,
                                         2005       2004         2003
SELECT PER SHARE DATA AND RATIOS       ----------------------------------
Net asset value at beginning of
 period..............................             $ 10.17       $ 8.97
                                       --------   -------       ------
Net investment income................                0.09         0.03(b)
Net realized and unrealized gain
 (loss) on investments...............                1.04         1.24
                                       --------   -------       ------
Total from investment operations.....                1.13         1.27
                                       --------   -------       ------
Less dividends and distributions:
 From net investment income..........               (0.09)       (0.07)
 From net realized gain on
   investments.......................                0.00           --
                                       --------   -------       ------
Total dividends and distributions....               (0.09)       (0.07)
                                       --------   -------       ------
Net asset value at end of period.....             $ 11.21       $10.17
                                       ========   =======       ======
Total investment return..............               11.09%       14.13%(c)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............                0.79%        0.62%+(d)
 Expenses............................                1.21%        1.24%+
Portfolio turnover rate..............                  75%          73%
Net assets at end of period (in
 000's)..............................             $22,474       $6,033

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    MAINSTAY VP BOND PORTFOLIO
                                       ----------------------------------------------------
                                                          INITIAL CLASS
                                       ----------------------------------------------------

                                                     YEAR ENDED DECEMBER 31,
                                         2005       2004       2003       2002       2001
SELECT PER SHARE DATA AND RATIOS       ----------------------------------------------------
Net asset value at beginning of
 period..............................             $  13.41   $  13.73   $  13.11   $  12.59
                                        ------    --------   --------   --------   --------
Net investment income................                 0.47       0.52(b)     0.60      0.65
Net realized and unrealized gain
 (loss) on investments...............                 0.08       0.10       0.64       0.52
                                        ------    --------   --------   --------   --------
Total from investment operations.....                 0.55       0.62       1.24       1.17
                                        ------    --------   --------   --------   --------
Less dividends and distributions:
 From net investment income..........                (0.50)     (0.59)     (0.61)     (0.65)
 From net realized gain on
   investments.......................                (0.15)     (0.35)     (0.01)        --
                                        ------    --------   --------   --------   --------
Total dividends and distributions....                (0.65)     (0.94)     (0.62)     (0.65)
                                        ------    --------   --------   --------   --------
Net asset value at end of period.....             $  13.31   $  13.41   $  13.73   $  13.11
                                        ======    ========   ========   ========   ========
Total investment return..............                 4.09%      4.52%      9.48%      9.27%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............                 3.36%      3.75%      4.93%      5.66%
 Expenses............................                 0.54%      0.54%      0.52%      0.52%
Portfolio turnover rate..............                  335%       149%        76%        54%
Net assets at end of period (in
 000's)..............................             $421,046   $485,033   $481,740   $372,983

                                           MAINSTAY VP BOND PORTFOLIO
                                       ----------------------------------
                                                 SERVICE CLASS
                                       ----------------------------------
                                                               JUNE 4,
                                                               2003(A)
                                           YEAR ENDED          THROUGH
                                          DECEMBER 31,       DECEMBER 31,
                                         2005       2004         2003
SELECT PER SHARE DATA AND RATIOS       ----------------------------------
Net asset value at beginning of
 period..............................             $ 13.40      $ 14.33
                                       -------    -------      -------
Net investment income................                0.46         0.28(b)
Net realized and unrealized gain
 (loss) on investments...............                0.05        (0.28)
                                       -------    -------      -------
Total from investment operations.....                0.51        (0.00)(c)
                                       -------    -------      -------
Less dividends and distributions:
 From net investment income..........               (0.47)       (0.58)
 From net realized gain on
   investments.......................               (0.15)       (0.35)
                                       -------    -------      -------
Total dividends and distributions....               (0.62)       (0.93)
                                       -------    -------      -------
Net asset value at end of period.....             $ 13.29      $ 13.40
                                       =======    =======      =======
Total investment return..............                3.83%        0.00%(d)(e)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............                3.11%        3.50%+(f)
 Expenses............................                0.79%        0.79%+
Portfolio turnover rate..............                 335%         149%
Net assets at end of period (in
 000's)..............................             $61,720      $19,603

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Less than one tenth of a percent.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                                            ------------------------------------------------------------
                                                                   INITIAL CLASS
                                            -----------------------------------------------------------

                                                              YEAR ENDED DECEMBER 31,
                                              2005       2004        2003          2002         2001
SELECT PER SHARE DATA AND RATIOS            ------------------------------------------------------------
Net asset value at beginning of period....             $  20.70   $    16.33     $  23.64    $    30.81
                                             ------    --------   ----------     --------    ----------
Net investment income (loss)..............                 0.05         0.04(b)      0.02          0.02
Net realized and unrealized gain (loss) on
  investments.............................                 0.81         4.37        (7.31)        (7.17)
                                             ------    --------   ----------     --------    ----------
Total from investment operations..........                 0.86         4.41        (7.29)        (7.15)
                                             ------    --------   ----------     --------    ----------
Less dividends and distributions:
  From net investment income..............                (0.05)       (0.04)       (0.02)        (0.02)
  From net realized gain on investments...                   --           --           --            --
                                             ------    --------   ----------     --------    ----------
Total dividends and distributions.........                (0.05)       (0.04)       (0.02)        (0.02)
                                             ------    --------   ----------     --------    ----------
Net asset value at end of period..........             $  21.51   $    20.70     $  16.33    $    23.64
                                             ======    ========   ==========     ========    ==========
Total investment return...................                 4.16%       26.99%      (30.83%)      (23.22%)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income (loss)............                 0.24%        0.20%        0.11%         0.09%
  Expenses................................                 0.65%        0.64%        0.64%         0.63%
Portfolio turnover rate...................                   34%          26%          72%           46%
Net assets at end of period (in 000's)....             $929,227   $1,011,538     $842,410    $1,345,799

                                            MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                                            ---------------------------------
                                                      SERVICE CLASS
                                            ---------------------------------
                                                                   JUNE 5,
                                                                   2003(A)
                                               YEAR ENDED          THROUGH
                                              DECEMBER 31,       DECEMBER 31,
                                             2005      2004          2003
SELECT PER SHARE DATA AND RATIOS            ---------------------------------
Net asset value at beginning of period....            $ 20.68      $ 18.43
                                            -------   -------      -------
Net investment income (loss)..............               0.02         0.01(b)
Net realized and unrealized gain (loss) on
  investments.............................               0.79         2.27
                                            -------   -------      -------
Total from investment operations..........               0.81         2.28
                                            -------   -------      -------
Less dividends and distributions:
  From net investment income..............              (0.02)       (0.03)
  From net realized gain on investments...                 --           --
                                            -------   -------      -------
Total dividends and distributions.........              (0.02)       (0.03)
                                            -------   -------      -------
Net asset value at end of period..........            $ 21.47      $ 20.68
                                            =======   =======      =======
Total investment return...................               3.90%       12.36%(c)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income (loss)............              (0.01%)      (0.05%)+(d)
  Expenses................................               0.90%        0.89%+
Portfolio turnover rate...................                 34%          26%
Net assets at end of period (in 000's)....            $48,218      $15,582

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                                  -------------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                    2005          2004             2003             2002             2001
SELECT PER SHARE DATA AND RATIOS  -------------------------------------------------------------------------
Net asset value at beginning of
  year..........................                $   1.00         $   1.00         $   1.00         $   1.00
                                  --------      --------         --------         --------         --------
Net investment income...........                    0.01             0.01             0.01             0.04
Net realized and unrealized gain
  on investments................                    0.00(a)          0.00(a)          0.00(a)          0.00(a)
                                  --------      --------         --------         --------         --------
Total from investment
  operations....................                    0.01             0.01             0.01             0.04
                                  --------      --------         --------         --------         --------
Less dividends and
  distributions:
  From net investment income....                   (0.01)           (0.01)           (0.01)           (0.04)
  From net realized gain on
    investments.................                   (0.00)(a)        (0.00)(a)        (0.00)(a)        (0.00)(a)
                                  --------      --------         --------         --------         --------
Total dividends and
  distributions.................                   (0.01)           (0.01)           (0.01)           (0.04)
                                  --------      --------         --------         --------         --------
Net asset value at end of
  year..........................                $   1.00         $   1.00         $   1.00         $   1.00
                                  ========      ========         ========         ========         ========
Total investment return.........                    0.85%            0.67%            1.36%            3.84%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income.........                    0.83%            0.67%            1.33%            3.57%
  Expenses......................                    0.55%            0.55%            0.55%            0.54%
Net assets at end of year (in
  000's)........................                $308,660         $359,974         $518,348         $481,171

------------

(a)  Less than one cent per share.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           MAINSTAY VP COMMON STOCK PORTFOLIO
                                            -----------------------------------------------------------------
                                                                     INITIAL CLASS
                                            ----------------------------------------------------------------

                                                                YEAR ENDED DECEMBER 31,
                                              2005       2004            2003          2002          2001
SELECT PER SHARE DATA AND RATIOS            -----------------------------------------------------------------
Net asset value at beginning of period....             $  18.75        $  14.98     $    19.99    $    24.28
                                             ------    --------        --------     ----------    ----------
Net investment income.....................                 0.28(c)         0.17(b)        0.16          0.14
Net realized and unrealized gain (loss) on
  investments.............................                 1.77            3.78          (5.01)        (4.29)
                                             ------    --------        --------     ----------    ----------
Total from investment operations..........                 2.05            3.95          (4.85)        (4.15)
                                             ------    --------        --------     ----------    ----------
Less dividends and distributions:
  From net investment income..............                (0.28)          (0.18)         (0.16)        (0.14)
  From net realized gain on investments...                   --              --             --            --
                                             ------    --------        --------     ----------    ----------
Total dividends and distributions.........                (0.28)          (0.18)         (0.16)        (0.14)
                                             ------    --------        --------     ----------    ----------
Net asset value at end of period..........             $  20.52        $  18.75     $    14.98    $    19.99
                                             ======    ========        ========     ==========    ==========
Total investment return...................                10.90%          26.37%        (24.25%)      (17.09%)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income...................                 1.44%(c)        1.05%          0.89%         0.66%
  Expenses................................                 0.53%           0.52%          0.51%         0.50%
Portfolio turnover rate...................                  151%             72%           120%           93%
Net assets at end of period (in 000's)....             $923,660        $864,373     $  731,686    $1,059,832

                                            MAINSTAY VP COMMON STOCK PORTFOLIO
                                            -----------------------------------
                                                       SERVICE CLASS
                                            -----------------------------------
                                                                     JUNE 5,
                                                                     2003(A)
                                               YEAR ENDED            THROUGH
                                              DECEMBER 31,         DECEMBER 31,
                                             2005      2004            2003
SELECT PER SHARE DATA AND RATIOS            -----------------------------------
Net asset value at beginning of period....            $ 18.74        $ 16.45
                                            -------   -------        -------
Net investment income.....................               0.24(c)        0.07(b)
Net realized and unrealized gain (loss) on
  investments.............................               1.75           2.38
                                            -------   -------        -------
Total from investment operations..........               1.99           2.45
                                            -------   -------        -------
Less dividends and distributions:
  From net investment income..............              (0.24)         (0.16)
  From net realized gain on investments...                 --             --
                                            -------   -------        -------
Total dividends and distributions.........              (0.24)         (0.16)
                                            -------   -------        -------
Net asset value at end of period..........            $ 20.49        $ 18.74
                                            =======   =======        =======
Total investment return...................              10.62%         14.93%(d)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income...................               1.19%(c)       0.80%+(e)
  Expenses................................               0.78%          0.77%+
Portfolio turnover rate...................                151%            72%
Net assets at end of period (in 000's)....            $33,013        $10,146

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per
     share and 0.27%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   MAINSTAY VP CONVERTIBLE PORTFOLIO
                                       ----------------------------------------------------------
                                                            INITIAL CLASS
                                       -------------------------------------------------------

                                                       YEAR ENDED DECEMBER 31,
                                         2005       2004       2003         2002        2001
SELECTED PER SHARE DATA AND RATIOS     ----------------------------------------------------------
Net asset value at beginning of
 period..............................             $  10.82   $   9.04     $  10.11    $  10.71
                                       --------   --------   --------     --------    --------
Net investment income................                 0.21       0.27(b)      0.28        0.36(c)
Net realized and unrealized gain
 (loss) on investments...............                 0.45       1.74        (1.08)      (0.58)(c)
                                       --------   --------   --------     --------    --------
Total from investment operations.....                 0.66       2.01        (0.80)      (0.22)
                                       --------   --------   --------     --------    --------
Less dividends and distributions:
 From net investment income..........                (0.22)     (0.23)       (0.27)      (0.38)
 From net realized gain on
   investments.......................                   --         --           --          --
                                       --------   --------   --------     --------    --------
Total dividends and distributions....                (0.22)     (0.23)       (0.27)      (0.38)
                                       --------   --------   --------     --------    --------
Net asset value at end of period.....             $  11.26   $  10.82     $   9.04    $  10.11
                                       ========   ========   ========     ========    ========
Total investment return..............                 6.11%     22.23%       (7.91%)     (2.18%)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............                 1.94%      2.71%        2.97%       3.86%(c)
 Expenses............................                 0.66%      0.67%        0.67%       0.67%
Portfolio turnover rate..............                  108%        76%          95%        171%
Net assets at end of period (in
 000's)..............................             $291,995   $292,043     $204,263    $202,564

                                       MAINSTAY VP CONVERTIBLE PORTFOLIO
                                       ----------------------------------
                                                 SERVICE CLASS
                                       ----------------------------------
                                                               JUNE 5,
                                                               2003(A)
                                           YEAR ENDED          THROUGH
                                          DECEMBER 31,       DECEMBER 31,
                                         2005       2004         2003
SELECTED PER SHARE DATA AND RATIOS     ----------------------------------
Net asset value at beginning of
 period..............................             $ 10.81      $  9.95
                                       --------   -------      -------
Net investment income................                0.20         0.14(b)
Net realized and unrealized gain
 (loss) on investments...............                0.43         0.94
                                       --------   -------      -------
Total from investment operations.....                0.63         1.08
                                       --------   -------      -------
Less dividends and distributions:
 From net investment income..........               (0.20)       (0.22)
 From net realized gain on
   investments.......................                  --           --
                                       --------   -------      -------
Total dividends and distributions....               (0.20)       (0.22)
                                       --------   -------      -------
Net asset value at end of period.....             $ 11.24      $ 10.81
                                       ========   =======      =======
Total investment return..............                5.85%       10.84%(d)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............                1.69%        2.46%+(f)
 Expenses............................                0.91%        0.92%+
Portfolio turnover rate..............                 108%          76%
Net assets at end of period (in
 000's)..............................             $76,052      $23,672

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

         Decrease net investment income.....................  $(0.00)(e)
         Increase net realized and unrealized gains and
          losses............................................    0.00(e)
         Decrease ratio of net investment income............   (0.11%)

(d)  Total return is not annualized.
(e)  Less than one cent per share.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                MAINSTAY VP DEVELOPING GROWTH PORTFOLIO
                                       ---------------------------------------------------------
                                                            INITIAL CLASS
                                       --------------------------------------------------------

                                                       YEAR ENDED DECEMBER 31,
                                         2005       2004         2003        2002        2001
SELECT PER SHARE DATA AND RATIOS       ---------------------------------------------------------
Net asset value at beginning of
 period..............................             $  8.57      $  6.19     $  8.71     $  9.40
                                       -------    -------      -------     -------     -------
Net investment loss (b)..............               (0.07)       (0.07)      (0.07)      (0.07)
Net realized and unrealized gain
 (loss) on investments...............                0.57         2.45       (2.45)      (0.62)
                                       -------    -------      -------     -------     -------
Total from investment operations.....                0.50         2.38       (2.52)      (0.69)
                                       -------    -------      -------     -------     -------
Less distributions:
 From net realized gain on
   investments.......................                  --           --          --          --
                                       -------    -------      -------     -------     -------
Net asset value at end of period.....             $  9.07      $  8.57     $  6.19     $  8.71
                                       =======    =======      =======     =======     =======
Total investment return..............                5.86%       38.49%     (28.98%)     (7.34%)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment loss.................               (0.88%)      (1.01%)     (0.92%)     (0.83%)
 Expenses............................                1.08%#       1.19%       1.10%       1.08%
Portfolio turnover rate..............                 129%         103%         62%         49%
Net assets at end of period (in
 000's)..............................             $36,604      $38,146     $22,338     $31,243

                                       MAINSTAY VP DEVELOPING GROWTH PORTFOLIO
                                       -----------------------------------
                                                  SERVICE CLASS
                                       -----------------------------------
                                                                JUNE 5,
                                                                2003(A)
                                           YEAR ENDED           THROUGH
                                          DECEMBER 31,        DECEMBER 31,
                                         2005       2004          2003
SELECT PER SHARE DATA AND RATIOS       -----------------------------------
Net asset value at beginning of
 period..............................             $  8.56        $ 7.20
                                       -------    -------        ------
Net investment loss (b)..............               (0.09)        (0.06)
Net realized and unrealized gain
 (loss) on investments...............                0.57          1.42
                                       -------    -------        ------
Total from investment operations.....                0.48          1.36
                                       -------    -------        ------
Less distributions:
 From net realized gain on
   investments.......................                  --            --
                                       -------    -------        ------
Net asset value at end of period.....             $  9.04        $ 8.56
                                       =======    =======        ======
Total investment return..............                5.60%        18.83%(c)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment loss.................               (1.13%)       (1.26%)+(d)
 Expenses............................                1.33%#        1.44%+
Portfolio turnover rate..............                 129%          103%
Net assets at end of period (in
 000's)..............................             $16,098        $4,441

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 #   Includes fees paid indirectly which amounted to 0.01% of
     average net assets for the year ended December 31, 2004.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              MAINSTAY VP FLOATING RATE PORTFOLIO
                                                              -----------------------------------
                                                              INITIAL CLASS         SERVICE CLASS
                                                              -------------         -------------
                                                                 MAY 2,                MAY 2,
                                                                 2005(A)               2005(A)
                                                                 THROUGH               THROUGH
                                                              DECEMBER 31,          DECEMBER 31,
SELECT PER SHARE DATA AND RATIOS                              -------------         -------------
Net asset value at beginning of period......................
                                                                 -------               -------
Net investment income.......................................
Net realized and unrealized gain (loss) on investments......
                                                                 -------               -------
Total from investment operations............................
                                                                 -------               -------
Less dividends and distributions:
 From net investment income.................................
 From net realized gain on investments......................
                                                                 -------               -------
Total dividends and distributions...........................
                                                                 -------               -------
Net asset value at end of period............................
                                                                 =======               =======
Total investment return.....................................
Ratios (to average net assets)/Supplemental Data:
 Net investment income......................................
 Expenses...................................................
Portfolio turnover rate.....................................
Net assets at end of period (in 000's)......................

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Less than one tenth of a percent.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   MAINSTAY VP GOVERNMENT PORTFOLIO
                                       ---------------------------------------------------------
                                                           INITIAL CLASS
                                       ------------------------------------------------------

                                                      YEAR ENDED DECEMBER 31,
                                         2005       2004       2003         2002       2001
SELECT PER SHARE DATA AND RATIOS       ---------------------------------------------------------
Net asset value at beginning of
 period..............................             $  10.73   $  11.05     $  10.35   $  10.11
                                       --------   --------   --------     --------   --------
Net investment income................                 0.45       0.36(b)      0.31       0.42(c)
Net realized and unrealized gain
 (loss) on investments...............                (0.09)     (0.15)        0.71       0.25(c)
                                       --------   --------   --------     --------   --------
Total from investment operations.....                 0.36       0.21         1.02       0.67
                                       --------   --------   --------     --------   --------
Less dividends:
 From net investment income..........                (0.46)     (0.53)       (0.32)     (0.43)
                                       --------   --------   --------     --------   --------
Net asset value at end of period.....             $  10.63   $  10.73     $  11.05   $  10.35
                                       ========   ========   ========     ========   ========
Total investment return..............                 3.33%      1.88%        9.85%      6.64%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............                 3.63%      3.25%        3.94%      5.01%(c)
 Expenses............................                 0.59%      0.59%        0.59%      0.60%
Portfolio turnover rate..............                  113%       106%         146%       137%
Net assets at end of period (in
 000's)..............................             $275,674   $359,332     $432,816   $223,387

                                        MAINSTAY VP GOVERNMENT PORTFOLIO
                                       ----------------------------------
                                                 SERVICE CLASS
                                       ----------------------------------
                                                               JUNE 4,
                                                               2003(A)
                                           YEAR ENDED          THROUGH
                                          DECEMBER 31,       DECEMBER 31,
                                         2005       2004         2003
SELECT PER SHARE DATA AND RATIOS       ----------------------------------
Net asset value at beginning of
 period..............................             $ 10.72      $ 11.42
                                       --------   -------      -------
Net investment income................                0.44         0.21(b)
Net realized and unrealized gain
 (loss) on investments...............               (0.11)       (0.39)
                                       --------   -------      -------
Total from investment operations.....                0.33        (0.18)
                                       --------   -------      -------
Less dividends:
 From net investment income..........               (0.44)       (0.52)
                                       --------   -------      -------
Net asset value at end of period.....             $ 10.61      $ 10.72
                                       ========   =======      =======
Total investment return..............                3.07%       (1.63%)(d)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............                3.38%        3.00%+(e)
 Expenses............................                0.84%        0.84%+
Portfolio turnover rate..............                 113%         106%
Net assets at end of period (in
 000's)..............................             $40,085      $13,521

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

         Decrease net investment income.....................  $(0.04)
         Increase net realized and unrealized gains and
          losses............................................    0.04
         Decrease ratio of net investment income............   (0.39%)

(d)  Total Return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
                                       ---------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                          2005         2004         2003          2002       2001
SELECT PER SHARE DATA AND RATIOS       ---------------------------------------------------------------
Net asset value at beginning of
 period..............................               $     9.41   $     7.39     $   8.09   $   8.72
                                       ----------   ----------   ----------     --------   --------
Net investment income................                     0.70         0.75(b)      0.85       1.05(c)
Net realized and unrealized gain
 (loss) on investments...............                     0.47         1.93        (0.67)     (0.64)(c)
Net realized and unrealized gain
 (loss) on foreign currency..........                     0.02         0.01        (0.02)      0.01
                                       ----------   ----------   ----------     --------   --------
Total from investment operations.....                     1.19         2.69         0.16       0.42
                                       ----------   ----------   ----------     --------   --------
Less dividends and distributions:
 From net investment income..........                    (0.70)       (0.67)       (0.86)     (1.05)
 From net realized gain on
   investments.......................                       --           --           --         --
                                       ----------   ----------   ----------     --------   --------
Total dividends and distributions....                    (0.70)       (0.67)       (0.86)     (1.05)
                                       ----------   ----------   ----------     --------   --------
Net asset value at end of period.....               $     9.90   $     9.41     $   7.39   $   8.09
                                       ==========   ==========   ==========     ========   ========
Total investment return..............                    12.72%       36.37%        2.05%      4.91%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............                     7.40%        8.51%       10.44%     11.61%(c)
 Expenses............................                     0.59%        0.60%        0.60%      0.58%
Portfolio turnover rate..............                       39%          43%          49%        56%
Net assets at end of period (in
 000's)..............................               $1,167,527   $1,114,766     $696,500   $684,738

                                       MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
                                       ----------------------------------
                                                 SERVICE CLASS
                                       ----------------------------------
                                                               JUNE 4,
                                                               2003(A)
                                           YEAR ENDED          THROUGH
                                          DECEMBER 31,       DECEMBER 31,
                                         2005       2004         2003
SELECT PER SHARE DATA AND RATIOS       ----------------------------------
Net asset value at beginning of
 period..............................             $   9.40     $  8.69
                                       --------   --------     -------
Net investment income................                 0.68        0.44(b)
Net realized and unrealized gain
 (loss) on investments...............                 0.47        0.92
Net realized and unrealized gain
 (loss) on foreign currency..........                 0.02        0.00(d)
                                       --------   --------     -------
Total from investment operations.....                 1.17        1.36
                                       --------   --------     -------
Less dividends and distributions:
 From net investment income..........                (0.69)      (0.65)
 From net realized gain on
   investments.......................                   --          --
                                       --------   --------     -------
Total dividends and distributions....                (0.69)      (0.65)
                                       --------   --------     -------
Net asset value at end of period.....             $   9.88     $  9.40
                                       ========   ========     =======
Total investment return..............                12.44%      15.66%(e)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............                 7.15%       8.26%+(f)
 Expenses............................                 0.84%       0.85%+
Portfolio turnover rate..............                   39%         43%
Net assets at end of period (in
 000's)..............................             $276,241     $79,608

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001 the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

         Decrease net investment income.....................  $(0.00)(d)
         Increase net realized and unrealized gains and
          losses............................................    0.00(d)
         Decrease ratio of net investment income............   (0.03%)

(d)  Less than one cent per share.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  MAINSTAY VP INCOME & GROWTH PORTFOLIO
                                       -----------------------------------------------------------
                                                             INITIAL CLASS
                                       ----------------------------------------------------------

                                                        YEAR ENDED DECEMBER 31,
                                         2005       2004          2003         2002        2001
SELECT PER SHARE DATA AND RATIOS       -----------------------------------------------------------
Net asset value at beginning of
 period..............................             $ 10.35       $  8.14      $ 10.24     $ 11.28
                                       -------    -------       -------      -------     -------
Net investment income................                0.19(c)       0.14(b)      0.10        0.08
Net realized and unrealized gain
 (loss) on investments...............                1.12          2.20        (2.10)      (1.04)
                                       -------    -------       -------      -------     -------
Total from investment operations.....                1.31          2.34        (2.00)      (0.96)
                                       -------    -------       -------      -------     -------
Less dividends and distributions:
 From net investment income..........               (0.19)        (0.13)       (0.10)      (0.08)
 From net realized gain on
   investments.......................                  --            --           --          --
                                       -------    -------       -------      -------     -------
Total dividends and distributions....               (0.19)        (0.13)       (0.10)      (0.08)
                                       -------    -------       -------      -------     -------
Net asset value at end of period.....             $ 11.47       $ 10.35      $  8.14     $ 10.24
                                       =======    =======       =======      =======     =======
Total investment return..............               12.65%        28.69%      (19.52%)     (8.50%)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............                1.92%(c)      1.51%        1.09%       0.81%
 Expenses............................                0.90%         0.94%        0.92%       0.88%
Portfolio turnover rate..............                  72%           79%          71%         61%
Net assets at end of period (in
 000's)..............................             $76,526       $69,598      $58,153     $71,000

                                       MAINSTAY VP INCOME & GROWTH PORTFOLIO
                                       -------------------------------------
                                                   SERVICE CLASS
                                       -------------------------------------
                                                                  JUNE 13,
                                                                  2003(A)
                                           YEAR ENDED             THROUGH
                                          DECEMBER 31,          DECEMBER 31,
                                         2005       2004            2003
SELECT PER SHARE DATA AND RATIOS       -------------------------------------
Net asset value at beginning of
 period..............................             $ 10.34          $ 9.26
                                       --------   -------          ------
Net investment income................                0.18(c)         0.07(b)
Net realized and unrealized gain
 (loss) on investments...............                1.11            1.14
                                       --------   -------          ------
Total from investment operations.....                1.29            1.21
                                       --------   -------          ------
Less dividends and distributions:
 From net investment income..........               (0.18)          (0.13)
 From net realized gain on
   investments.......................                  --              --
                                       --------   -------          ------
Total dividends and distributions....               (0.18)          (0.13)
                                       --------   -------          ------
Net asset value at end of period.....             $ 11.45          $10.34
                                       ========   =======          ======
Total investment return..............               12.38%          13.10%(d)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............                1.67%(c)        1.26%+(e)
 Expenses............................                1.15%           1.19%+
Portfolio turnover rate..............                  72%             79%
Net assets at end of period (in
 000's)..............................             $18,673          $4,099

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.05 per
     share and 0.26%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
                                       ------------------------------------------------------------
                                                             INITIAL CLASS
                                       ---------------------------------------------------------

                                                        YEAR ENDED DECEMBER 31,
                                         2005       2004         2003         2002        2001
SELECTED PER SHARE DATA AND RATIOS     ------------------------------------------------------------
Net asset value at beginning of
 period..............................             $  12.13     $  9.48      $ 10.06     $ 11.90
                                       --------   --------     -------      -------     -------
Net investment income................                 0.19(b)     0.17(b)      0.11        0.11(b)
Net realized and unrealized gain
 (loss) on investments...............                 1.84        2.61        (0.63)      (1.78)
Net realized and unrealized gain
 (loss) on foreign currency
 transactions........................                 0.07        0.06         0.08       (0.00)(c)
                                       --------   --------     -------      -------     -------
Total from investment operations.....                 2.10        2.84        (0.44)      (1.67)
                                       --------   --------     -------      -------     -------
Less dividends and distributions:
 From net investment income..........                (0.12)      (0.19)       (0.14)      (0.14)
 From net realized gain on
   investments.......................                   --          --           --       (0.03)
                                       --------   --------     -------      -------     -------
Total dividends and distributions....                (0.12)      (0.19)       (0.14)      (0.17)
                                       --------   --------     -------      -------     -------
Net asset value at end of period.....             $  14.11     $ 12.13      $  9.48     $ 10.06
                                       ========   ========     =======      =======     =======
Total investment return..............                17.34%      30.00%       (4.41%)    (14.02%)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............                 1.53%       1.67%        1.06%       1.04%
 Expenses............................                 0.99%       1.07%        1.11%       1.12%
Portfolio turnover rate..............                   49%        105%         102%        130%
Net assets at end of period (in
 000's)..............................             $175,172     $95,754      $61,763     $55,515

                                       MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
                                       ------------------------------------
                                                  SERVICE CLASS
                                       ------------------------------------
                                                                 JUNE 5,
                                                                 2003(A)
                                           YEAR ENDED            THROUGH
                                          DECEMBER 31,         DECEMBER 31,
                                         2005       2004           2003
SELECTED PER SHARE DATA AND RATIOS     ------------------------------------
Net asset value at beginning of
 period..............................             $ 12.12         $10.40
                                       -------    -------         ------
Net investment income................                0.15(b)        0.00(b)(c)
Net realized and unrealized gain
 (loss) on investments...............                1.84           1.85
Net realized and unrealized gain
 (loss) on foreign currency
 transactions........................                0.07           0.06
                                       -------    -------         ------
Total from investment operations.....                2.06           1.91
                                       -------    -------         ------
Less dividends and distributions:
 From net investment income..........               (0.10)         (0.19)
 From net realized gain on
   investments.......................                  --             --
                                       -------    -------         ------
Total dividends and distributions....               (0.10)         (0.19)
                                       -------    -------         ------
Net asset value at end of period.....             $ 14.08         $12.12
                                       =======    =======         ======
Total investment return..............               17.05%         18.31%(d)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............                1.28%          1.42%+(e)
 Expenses............................                1.24%          1.32%+
Portfolio turnover rate..............                  49%           105%
Net assets at end of period (in
 000's)..............................             $51,408         $9,146

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                 MAINSTAY VP LARGE CAP GROWTH PORTFOLIO
                                       -----------------------------------------------------------
                                                            INITIAL CLASS
                                       --------------------------------------------------------

                                                       YEAR ENDED DECEMBER 31,
                                         2005       2004        2003         2002        2001
SELECT PER SHARE DATA AND RATIOS       -----------------------------------------------------------
Net asset value at beginning of
 period..............................             $  11.38    $   8.90     $  12.41    $  14.87
                                       --------   --------    --------     --------    --------
Net investment income (loss).........                 0.02        0.02(b)      0.01       (0.01)(b)
Net realized and unrealized gain
 (loss) on investments...............                (0.29)       2.48        (3.51)      (2.45)
                                       --------   --------    --------     --------    --------
Total from investment operations.....                (0.27)       2.50        (3.50)      (2.46)
                                       --------   --------    --------     --------    --------
Less dividends and distributions:
 From net investment income..........                (0.02)      (0.02)       (0.01)         --
 From net realized gain on
   investments.......................                   --          --           --          --
                                       --------   --------    --------     --------    --------
Total dividends and distributions....                (0.02)      (0.02)       (0.01)         --
                                       --------   --------    --------     --------    --------
Net asset value at end of period.....             $  11.09    $  11.38     $   8.90    $  12.41
                                       ========   ========    ========     ========    ========
Total investment return..............                (2.32%)     28.05%      (28.21%)    (16.56%)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income (loss)........                 0.22%       0.17%        0.07%      (0.10%)
 Expenses............................                 0.85%#      0.83%        0.81%       0.80%
Portfolio turnover rate..............                  117%        160%         168%        172%
Net assets at end of period (in
 000's)..............................             $130,091    $154,082     $119,529    $180,447

                                       MAINSTAY VP LARGE CAP GROWTH PORTFOLIO
                                       -------------------------------------
                                                   SERVICE CLASS
                                       -------------------------------------
                                                                  JUNE 6,
                                                                  2003(A)
                                           YEAR ENDED             THROUGH
                                          DECEMBER 31,          DECEMBER 31,
                                         2005       2004            2003
SELECT PER SHARE DATA AND RATIOS       -------------------------------------
Net asset value at beginning of
 period..............................             $ 11.37          $10.18
                                       --------   -------          ------
Net investment income (loss).........                0.00(c)        (0.00)(b)(c)
Net realized and unrealized gain
 (loss) on investments...............               (0.30)           1.20
                                       --------   -------          ------
Total from investment operations.....               (0.30)           1.20
                                       --------   -------          ------
Less dividends and distributions:
 From net investment income..........               (0.00)(c)       (0.01)
 From net realized gain on
   investments.......................                  --              --
                                       --------   -------          ------
Total dividends and distributions....                0.00(c)        (0.01)
                                       --------   -------          ------
Net asset value at end of period.....             $ 11.07          $11.37
                                       ========   =======          ======
Total investment return..............               (2.57%)         11.83%(d)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income (loss)........               (0.03%)         (0.08%)+(e)
 Expenses............................                1.10%#          1.08%+
Portfolio turnover rate..............                 117%            160%
Net assets at end of period (in
 000's)..............................             $18,500          $7,455

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total Return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 #   Includes fees paid indirectly which amounted to 0.03% of
     average net assets for the year ended December 31, 2004.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    MAINSTAY VP MID CAP CORE PORTFOLIO
                                       ---------------------------------------------------------------------------------------------
                                                            INITIAL CLASS                                   SERVICE CLASS
                                       --------------------------------------------------------   ----------------------------------
                                                                                     JULY 2,                              JUNE 5,
                                                                                     2001(A)                              2003(A)
                                                                                     THROUGH          YEAR ENDED          THROUGH
                                                YEAR ENDED DECEMBER 31,            DECEMBER 31,      DECEMBER 31,       DECEMBER 31,
                                         2005       2004       2003       2002         2001         2005       2004         2003
SELECTED PER SHARE DATA AND RATIOS     ---------------------------------------------------------------------------------------------
Net asset value at beginning of
 period..............................             $  11.01   $  8.16    $  9.40      $ 10.00                 $ 11.00     $ 9.28
                                       --------   --------   -------    -------      -------      -------    -------     ------
Net investment income................                 0.06      0.05(b)    0.02         0.02                    0.04       0.03(b)
Net realized and unrealized gain
 (loss) on investments...............                 2.39      2.84      (1.24)       (0.60)                   2.38       1.72
                                       --------   --------   -------    -------      -------      -------    -------     ------
Total from investment operations.....                 2.45      2.89      (1.22)       (0.58)                   2.42       1.75
                                       --------   --------   -------    -------      -------      -------    -------     ------
Less dividends and distributions:
 From net investment income..........                (0.06)    (0.04)     (0.02)       (0.02)                  (0.04)     (0.03)
 From net realized gain on
   investments.......................                (0.28)       --         --           --                   (0.28)        --
                                       --------   --------   -------    -------      -------      -------    -------     ------
Total dividends and distributions....                (0.34)    (0.04)     (0.02)       (0.02)                  (0.32)     (0.03)
                                       --------   --------   -------    -------      -------      -------    -------     ------
Net asset value at end of period.....             $  13.12   $ 11.01    $  8.16      $  9.40                 $ 13.10     $11.00
                                       ========   ========   =======    =======      =======      =======    =======     ======
Total investment return..............                22.27%    35.43%    (12.92%)      (5.86%)(c)              21.96%     18.89%(c)
Ratios (to average net
 assets)/Supplement Data:
 Net investment income...............                 0.70%     0.55%      0.39%        0.44%+                  0.45%      0.30%+(d)
 Net expenses........................                 0.98%     0.98%      0.98%        0.98%+                  1.23%      1.23%+
 Expenses (before reimbursement).....                 1.04%     1.18%      1.34%        1.84%+                  1.29%      1.43%+
Portfolio turnover rate..............                  185%      202%       217%          74%                    185%       202%
Net assets at end of period (in
 000's)..............................             $128,178   $55,351    $27,936      $12,741                 $42,662     $8,930

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   MAINSTAY VP MID CAP GROWTH PORTFOLIO
                                       ---------------------------------------------------------------------------------------------
                                                            INITIAL CLASS                                   SERVICE CLASS
                                       --------------------------------------------------------   ----------------------------------
                                                                                     JULY 2,                              JUNE 5,
                                                                                     2001(A)                              2003(A)
                                                                                     THROUGH          YEAR ENDED          THROUGH
                                                YEAR ENDED DECEMBER 31,            DECEMBER 31,      DECEMBER 31,       DECEMBER 31,
                                         2005       2004       2003       2002         2001         2005       2004         2003
SELECTED PER SHARE DATA AND RATIOS     ---------------------------------------------------------------------------------------------
Net asset value at beginning of
 period..............................            $   9.47   $  6.54    $  9.16      $ 10.00                 $  9.45    $  7.77
                                       -------   --------   -------    -------      -------      --------   -------    -------
Net investment loss (b)..............               (0.03)    (0.04)     (0.05)       (0.02)                  (0.05)     (0.03)
Net realized and unrealized gain
 (loss) on investments...............                2.17      2.97      (2.57)       (0.82)                   2.16       1.71
                                       -------   --------   -------    -------      -------      --------   -------    -------
Total from investment operations.....                2.14      2.93      (2.62)       (0.84)                   2.11       1.68
                                       -------   --------   -------    -------      -------      --------   -------    -------
Net asset value at end of period.....            $  11.61   $  9.47    $  6.54      $  9.16                 $ 11.56    $  9.45
                                       =======   ========   =======    =======      =======      ========   =======    =======
Total investment return..............               22.61%    44.78%    (28.59%)      (8.43%)(c)              22.30%     21.71%(c)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment loss.................               (0.32%)   (0.57%)    (0.67%)      (0.41%)+                (0.57%)    (0.82%)+(d)
 Net expenses........................                0.88%     0.97%      0.97%        0.97%+                  1.13%      1.22%+
 Expenses (before reimbursement).....                0.88%     0.97%      1.10%        1.79%+                  1.13%      1.22%+
Portfolio turnover rate..............                  50%       38%       163%          57%                     50%        38%
Net assets at end of period (in
 000's)..............................            $127,345   $83,839    $23,230      $13,967                 $69,651    $16,783

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     MAINSTAY VP MID CAP VALUE PORTFOLIO
                                       ---------------------------------------------------------------
                                                              INITIAL CLASS
                                       -----------------------------------------------------------
                                                                                        JULY 2,
                                                                                        2001(A)
                                                                                        THROUGH
                                                 YEAR ENDED DECEMBER 31,              DECEMBER 31,
                                         2005       2004       2003         2002          2001
SELECT PER SHARE DATA AND RATIOS       ---------------------------------------------------------------
Net asset value at beginning of
 period..............................             $  10.65   $   8.33     $  9.85       $ 10.00
                                       --------   --------   --------     -------       -------
Net investment income................                 0.10       0.11(b)     0.09          0.05
Net realized and unrealized gain
 (loss) on investments...............                 1.77       2.30       (1.52)        (0.15)
                                       --------   --------   --------     -------       -------
Total from investment operations.....                 1.87       2.41       (1.43)        (0.10)
                                       --------   --------   --------     -------       -------
Less dividends and distributions:
 From net investment income..........                (0.10)     (0.09)      (0.09)        (0.05)
 From net realized gain on
   investments.......................                (0.11)        --          --            --
                                       --------   --------   --------     -------       -------
Total dividends and distributions....                (0.21)     (0.09)      (0.09)        (0.05)
                                       --------   --------   --------     -------       -------
Net asset value at end of period.....             $  12.31   $  10.65     $  8.33       $  9.85
                                       ========   ========   ========     =======       =======
Total investment return..............                17.54%     28.97%     (14.57%)       (1.03%)(c)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............                 1.08%      1.21%       1.39%         1.60%
 Net expenses........................                 0.81%      0.84%       0.89%         0.89%
 Expenses (before reimbursement).....                 0.81%      0.84%       0.92%         1.29%
Portfolio turnover rate..............                   29%        34%         46%           21%
Net assets at end of period (in
 000's)..............................             $255,129   $141,877     $84,392       $29,821

                                       MAINSTAY VP MID CAP VALUE PORTFOLIO
                                       ----------------------------------
                                                 SERVICE CLASS
                                       ----------------------------------
                                                               JUNE 5,
                                                               2003(A)
                                           YEAR ENDED          THROUGH
                                          DECEMBER 31,       DECEMBER 31,
                                         2005       2004         2003
SELECT PER SHARE DATA AND RATIOS       ----------------------------------
Net asset value at beginning of
 period..............................             $ 10.64      $  9.18
                                       --------   -------      -------
Net investment income................                0.08         0.05(b)
Net realized and unrealized gain
 (loss) on investments...............                1.76         1.50
                                       --------   -------      -------
Total from investment operations.....                1.84         1.55
                                       --------   -------      -------
Less dividends and distributions:
 From net investment income..........               (0.08)       (0.09)
 From net realized gain on
   investments.......................               (0.11)          --
                                       --------   -------      -------
Total dividends and distributions....               (0.19)       (0.09)
                                       --------   -------      -------
Net asset value at end of period.....             $ 12.29      $ 10.64
                                       ========   =======      =======
Total investment return..............               17.25%       16.89%(c)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............                0.83%        0.96%+(d)
 Net expenses........................                1.06%        1.09%+
 Expenses (before reimbursement).....                1.06%        1.09%+
Portfolio turnover rate..............                  29%          34%
Net assets at end of period (in
 000's)..............................             $79,813      $17,384

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         MAINSTAY VP S&P 500 INDEX PORTFOLIO
                                       ------------------------------------------------------------------------
                                                                    INITIAL CLASS
                                       -----------------------------------------------------------------------

                                                               YEAR ENDED DECEMBER 31,
                                          2005         2004                2003           2002         2001
SELECTED PER SHARE DATA AND RATIOS     ------------------------------------------------------------------------
Net asset value at beginning of
 period..............................               $    22.40          $    17.68      $  23.14    $    26.88
                                       ----------   ----------          ----------      --------    ----------
Net investment income................                     0.37(b)(c)          0.27(b)       0.26          0.25
Net realized and unrealized gain
 (loss) on investments...............                     1.98                4.72         (5.40)        (3.49)
                                       ----------   ----------          ----------      --------    ----------
Total from investment operations.....                     2.35                4.99         (5.14)        (3.24)
                                       ----------   ----------          ----------      --------    ----------
Less dividends and distributions:
 From net investment income..........                    (0.37)              (0.27)        (0.26)        (0.25)
 From net realized gain on
   investments.......................                       --                  --         (0.06)        (0.25)
 Return of capital...................                       --               (0.00)(d)        --            --
                                       ----------   ----------          ----------      --------    ----------
Total dividends and distributions....                    (0.37)              (0.27)        (0.32)        (0.50)
                                       ----------   ----------          ----------      --------    ----------
Net asset value at end of period.....               $    24.38          $    22.40      $  17.68    $    23.14
                                       ==========   ==========          ==========      ========    ==========
Total investment return..............                    10.49%              28.19%       (22.21%)      (12.11%)
Ratios (to average net
 assets)/Supplement Data:
 Net investment income...............                     1.64%(c)            1.40%         1.25%         1.01%
 Expenses............................                     0.39%               0.39%         0.38%         0.37%
Portfolio turnover rate..............                        3%                  3%            5%            4%
Net assets at end of period (in
 000's)..............................               $1,322,061          $1,239,412      $977,306    $1,326,940

                                         MAINSTAY VP S&P 500 INDEX PORTFOLIO
                                       ---------------------------------------
                                                    SERVICE CLASS
                                       ---------------------------------------
                                                                    JUNE 5,
                                                                    2003(A)
                                           YEAR ENDED               THROUGH
                                       YEAR ENDED DECEMBER 31,    DECEMBER 31,
                                         2005       2004              2003
SELECTED PER SHARE DATA AND RATIOS     ---------------------------------------
Net asset value at beginning of
 period..............................             $  22.38          $ 19.95
                                       --------   --------          -------
Net investment income................                 0.34(b)(c)       0.12(b)
Net realized and unrealized gain
 (loss) on investments...............                 1.95             2.56
                                       --------   --------          -------
Total from investment operations.....                 2.29             2.68
                                       --------   --------          -------
Less dividends and distributions:
 From net investment income..........                (0.33)           (0.25)
 From net realized gain on
   investments.......................                   --               --
 Return of capital...................                   --            (0.00)(c)
                                       --------   --------          -------
Total dividends and distributions....                (0.33)           (0.25)
                                       --------   --------          -------
Net asset value at end of period.....             $  24.34          $ 22.38
                                       ========   ========          =======
Total investment return..............                10.22%           13.50%(e)
Ratios (to average net
 assets)/Supplement Data:
 Net investment income...............                 1.39%(c)         1.15%+(f)
 Expenses............................                 0.64%            0.64%+
Portfolio turnover rate..............                    3%               3%
Net assets at end of period (in
 000's)..............................             $147,699          $39,440

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 per
     share and 0.32%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Less than one cent per share.
(e)  Total Return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   MAINSTAY VP SMALL CAP GROWTH PORTFOLIO
                                       ---------------------------------------------------------------
                                                              INITIAL CLASS
                                       -----------------------------------------------------------
                                                                                        JULY 2,
                                                                                        2001(A)
                                                                                        THROUGH
                                                 YEAR ENDED DECEMBER 31,              DECEMBER 31,
                                         2005       2004        2003        2002          2001
SELECT PER SHARE DATA AND RATIOS       ---------------------------------------------------------------
Net asset value at beginning of
 period..............................             $   9.96    $  7.03     $  9.55       $ 10.00
                                       --------   --------    -------     -------       -------
Net investment loss (b)..............                (0.06)     (0.06)      (0.05)        (0.02)
Net realized and unrealized gain
 (loss) on investments...............                 0.99       2.99       (2.47)        (0.43)
                                       --------   --------    -------     -------       -------
Total from investment operations.....                 0.93       2.93       (2.52)        (0.45)
                                       --------   --------    -------     -------       -------
Net asset value at end of period.....             $  10.89    $  9.96     $  7.03       $  9.55
                                       ========   ========    =======     =======       =======
Total investment return..............                 9.40%     41.69%     (26.41%)       (4.52%)(c)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income (loss)........                (0.61%)    (0.73%)     (0.68%)       (0.50%)
 Net expenses........................                 0.95%      0.95%       0.95%         0.95%
 Expenses (before reimbursement).....                 1.14%      1.21%       1.29%         1.96%
Portfolio turnover rate..............                  108%        65%        126%           55%
Net assets at end of period (in
 000's)..............................             $105,650    $90,085     $34,368       $20,435

                                       MAINSTAY VP SMALL CAP GROWTH PORTFOLIO
                                       -----------------------------------
                                                  SERVICE CLASS
                                       -----------------------------------
                                                                JUNE 5,
                                                                2003(A)
                                           YEAR ENDED           THROUGH
                                          DECEMBER 31,        DECEMBER 31,
                                         2005       2004          2003
SELECT PER SHARE DATA AND RATIOS       -----------------------------------
Net asset value at beginning of
 period..............................             $  9.94       $  8.06
                                       --------   -------       -------
Net investment loss (b)..............               (0.08)        (0.04)
Net realized and unrealized gain
 (loss) on investments...............                0.99          1.92
                                       --------   -------       -------
Total from investment operations.....                0.91          1.88
                                       --------   -------       -------
Net asset value at end of period.....             $ 10.85       $  9.94
                                       ========   =======       =======
Total investment return..............                9.13%        23.37%(c)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income (loss)........               (0.86%)       (0.98%)+(d)
 Net expenses........................                1.20%         1.20%+
 Expenses (before reimbursement).....                1.39%         1.46%
Portfolio turnover rate..............                 108%           65%
Net assets at end of period (in
 000's)..............................             $56,037       $14,398

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    MAINSTAY VP TOTAL RETURN PORTFOLIO
                                       -------------------------------------------------------------
                                                             INITIAL CLASS
                                       ----------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31
                                         2005       2004          2003         2002        2001
SELECT PER SHARE DATA AND RATIOS       -------------------------------------------------------------
Net asset value at beginning of
 period..............................             $  15.93      $  13.55     $  16.69    $  19.21
                                       --------   --------      --------     --------    --------
Net investment income................                 0.28(c)       0.27(d)      0.37        0.44(b)
Net realized and unrealized gain
 (loss) on investments...............                 0.74          2.39        (3.13)      (2.49)(b)
                                       --------   --------      --------     --------    --------
Total from investment operations.....                 1.02          2.66        (2.76)      (2.05)
                                       --------   --------      --------     --------    --------
Less dividends and distributions:
 From net investment income..........                (0.28)        (0.28)       (0.38)      (0.44)
 From net realized gain on
   investments.......................                   --            --           --       (0.03)
                                       --------   --------      --------     --------    --------
Total dividends and distributions....                (0.28)        (0.28)       (0.38)      (0.47)
                                       --------   --------      --------     --------    --------
Net asset value at end of period.....             $  16.67      $  15.93     $  13.55    $  16.69
                                       ========   ========      ========     ========    ========
Total investment return..............                 6.37%        19.68%      (16.57%)    (10.69%)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income...............                 1.64%(c)      1.87%        2.28%       2.42%(b)
 Expenses............................                 0.62%         0.61%        0.61%       0.59%
Portfolio turnover rate..............                  111%           69%         101%        125%
Net assets at end of period (in
 000's)..............................             $523,683      $558,181     $498,484    $679,154

                                        MAINSTAY VP TOTAL RETURN PORTFOLIO
                                       -------------------------------------
                                                   SERVICE CLASS
                                       -------------------------------------
                                                                  JUNE 4,
                                                                  2003(A)
                                           YEAR ENDED             THROUGH
                                          DECEMBER 31,          DECEMBER 31,
                                         2005       2004            2003
SELECT PER SHARE DATA AND RATIOS       -------------------------------------
Net asset value at beginning of
 period..............................             $ 15.92         $ 14.79
                                       --------   -------         -------
Net investment income................                0.24(c)         0.14(d)
Net realized and unrealized gain
 (loss) on investments...............                0.73            1.26
                                       --------   -------         -------
Total from investment operations.....                0.97            1.40
                                       --------   -------         -------
Less dividends and distributions:
 From net investment income..........               (0.25)          (0.27)
 From net realized gain on
   investments.......................                                  --
                                       --------   -------         -------
Total dividends and distributions....               (0.25)          (0.27)
                                       --------   -------         -------
Net asset value at end of period.....             $ 16.64         $ 15.92
                                       ========   =======         =======
Total investment return..............                6.10%           9.47%(e)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income...............                1.39%(c)        1.62%+(f)
 Expenses............................                0.87%           0.86%+
Portfolio turnover rate..............                 111%             69%
Net assets at end of period (in
 000's)..............................             $37,849         $12,116

------------

(a)  Commencement of Operations.
(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not yet been restated to reflect this change in presentation.

         Decrease net investment income.....................  $(0.02)
         Increase net realized and unrealized gains and
          losses............................................    0.02
         Decrease ratio of net investment income............   (0.12%)

(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.01 per
     share and 0.05%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Per Share data based on average shares outstanding during the period.
(e)  Total Return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     MAINSTAY VP VALUE PORTFOLIO
                                       --------------------------------------------------------
                                                            INITIAL CLASS
                                       --------------------------------------------------------

                                                       YEAR ENDED DECEMBER 31,
                                         2005       2004       2003          2002        2001
SELECT PER SHARE DATA AND RATIOS       --------------------------------------------------------
Net asset value at beginning of
 period..............................             $  14.96   $  11.91      $  15.35    $  16.21
                                       --------   --------   --------      --------    --------
Net investment income................                 0.18       0.21(b)       0.20        0.23
Net realized and unrealized gain
 (loss) on investments...............                 1.51       3.04         (3.43)      (0.15)
                                       --------   --------   --------      --------    --------
Total from investment operations.....                 1.69       3.25         (3.23)       0.08
                                       --------   --------   --------      --------    --------
Less dividends and distributions:
 From net investment income..........                (0.18)     (0.20)        (0.19)      (0.23)
 From net realized gain on
   investments.......................                   --         --         (0.02)      (0.71)
                                       --------   --------   --------      --------    --------
Total dividends and distributions....                (0.18)     (0.20)        (0.21)      (0.94)
                                       --------   --------   --------      --------    --------
Net asset value at end of period.....             $  16.47   $  14.96      $  11.91    $  15.35
                                       ========   ========   ========      ========    ========
Total investment return..............                11.28%     27.37%       (21.05%)      0.40%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............                 1.34%      1.60%         1.43%       1.53%
 Expenses............................                 0.65%      0.66%         0.65%       0.64%
Portfolio turnover rate..............                   81%        62%           64%         70%
Net assets at end of period (in
 000's)..............................             $567,182   $418,992      $331,833    $404,174

                                          MAINSTAY VP VALUE PORTFOLIO
                                       ----------------------------------
                                                 SERVICE CLASS
                                       ----------------------------------
                                                               JUNE 4,
                                                               2003(A)
                                           YEAR ENDED          THROUGH
                                          DECEMBER 31,       DECEMBER 31,
                                         2005       2004         2003
SELECT PER SHARE DATA AND RATIOS       ----------------------------------
Net asset value at beginning of
 period..............................             $ 14.95      $ 12.81
                                       --------   -------      -------
Net investment income................                0.15         0.10(b)
Net realized and unrealized gain
 (loss) on investments...............                1.49         2.23
                                       --------   -------      -------
Total from investment operations.....                1.64         2.33
                                       --------   -------      -------
Less dividends and distributions:
 From net investment income..........               (0.15)       (0.19)
 From net realized gain on
   investments.......................                  --           --
                                       --------   -------      -------
Total dividends and distributions....               (0.15)       (0.19)
                                       --------   -------      -------
Net asset value at end of period.....             $ 16.44      $ 14.95
                                       ========   =======      =======
Total investment return..............               11.01%       18.14%(c)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............                1.09%        1.35%+(d)
 Expenses............................                0.90%        0.91%+
Portfolio turnover rate..............                  81%          62%
Net assets at end of period (in
 000's)..............................             $56,367      $15,024

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010, or call 1-800-598-2019. These documents are not available via the internet because the portfolios do not have a website.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUBADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[RECYCLE LOGO]
The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833-01

                          MAINSTAY VP SERIES FUND, INC.

                              SERVICE CLASS SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2006

                                   ----------

MainStay VP Balanced Portfolio
MainStay VP Basic Value Portfolio
MainStay VP Bond Portfolio
MainStay VP Capital Appreciation Portfolio
MainStay VP Common Stock Portfolio
MainStay VP Conservative Allocation Portfolio
MainStay VP Convertible Portfolio
MainStay VP Developing Growth Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Government Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP High Yield Corporate Bond Portfolio
MainStay VP Income & Growth Portfolio
MainStay VP International Equity Portfolio
MainStay VP Large Cap Growth Portfolio
MainStay VP Mid Cap Core Portfolio
MainStay VP Mid Cap Growth Portfolio
MainStay VP Mid Cap Value Portfolio
MainStay VP Moderate Allocation Portfolio
MainStay VP Moderate Growth Allocation Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Total Return Portfolio
MainStay VP Value Portfolio

Although not a prospectus, this Statement of Additional Information ("SAI") supplements the information contained in the prospectus dated May 1, 2006 for Service Class shares of the MainStay VP Series Fund, Inc. (the "Fund"), as amended or supplemented from time to time (the "Prospectus"). This SAI is incorporated by reference in and is made part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010 or by calling 1-800-598-2019.

The financial statements of the Portfolios (as defined herein), including the Financial Highlights for the fiscal year ended December 31, 2005, as presented in the 2005 Annual Reports to Shareholders and the Report to Shareholders thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, appearing therein are incorporated by reference into this SAI.

Portfolios described in this SAI may not be available in all New York Life Insurance and Annuity Corporation products.

                                TABLE OF CONTENTS

THE FUND..................................................................     1
THE FUND'S INVESTMENT POLICIES............................................     1
FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE PORTFOLIOS..............     1
NON-FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO CERTAIN
PORTFOLIOS................................................................     2
   NON-FUNDAMENTAL POLICIES RELATED TO PORTFOLIO NAMES....................     2
OTHER INVESTMENT POLICIES.................................................     3
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO THE
ASSET ALLOCATION PORTFOLIOS AND UNDERLYING PORTFOLIOS.....................     4
NONE OF THE PORTFOLIOS ALONE CONSTITUTES A COMPLETE INVESTMENT
PROGRAM...................................................................     5
   ARBITRAGE..............................................................     5
   BANK OBLIGATIONS.......................................................     5
   BORROWING..............................................................     5
   BRADY BONDS............................................................     6
   COMMERCIAL PAPER.......................................................     6
   CONVERTIBLE SECURITIES.................................................     7
   DEBT SECURITIES........................................................     7
   DEPOSITORY RECEIPTS....................................................     9
   EXCHANGE TRADED FUNDS..................................................     9
   FIRM OR STANDBY COMMITMENTS............................................     9
   FLOATING AND VARIABLE RATE SECURITIES..................................    11
   FLOATING RATE LOANS....................................................    11
   FOREIGN CURRENCY TRANSACTIONS..........................................    13
   FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES.................    15
   FOREIGN INDEX-LINKED INTSRUMENTS.......................................    16
   FOREIGN SECURITIES.....................................................    16
   FUTURES TRANSACTIONS...................................................    17
   HIGH YIELD SECURITIES ("JUNK BONDS")...................................    24
   ILLIQUID SECURITIES....................................................    25
   LENDING OF PORTFOLIO SECURITIES........................................    25
   LOAN PARTICIPATION INTERESTS...........................................    25
   MORTGAGE DOLLAR ROLLS..................................................    27
   MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES.....................    27
   OPTIONS ON FOREIGN CURRENCIES..........................................    33
   OPTIONS ON SECURITIES..................................................    35
   REAL ESTATE INVESTMENT TRUSTS ("REITS")................................    38

   REPURCHASE AGREEMENTS..................................................    39
   RESTRICTED SECURITIES..................................................    39
   REVERSE REPURCHASE AGREEMENTS..........................................    40
   SECURITIES INDEX OPTIONS...............................................    41
   SECURITIES OF OTHER INVESTMENT COMPANIES...............................    42
   SHORT SALES AGAINST THE BOX............................................    42
   SOURCES OF LIQUIDITY OR CREDIT SUPPORT.................................    42
   STRIPPED SECURITIES....................................................    43
   SWAP AGREEMENTS........................................................    43
   TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS.........................    44
   U.S. GOVERNMENT SECURITIES.............................................    45
   WARRANTS...............................................................    45
   WHEN-ISSUED SECURITIES.................................................    45
   ZERO COUPON BONDS......................................................    46
MANAGEMENT OF THE FUND....................................................    46
THE MANAGER AND THE SUBADVISORS...........................................    53
ADMINISTRATIVE SERVICES...................................................    56
THE DISTRIBUTOR...........................................................    57
   DISTRIBUTION AND SERVICE PLAN..........................................    58
EXPENSES BORNE BY THE FUND................................................    62
PROXY VOTING POLICIES AND PROCEDURES......................................    63
DISCLOSURE OF PORTFOLIO HOLDINGS..........................................    65
PORTFOLIO BROKERAGE.......................................................    75
NET ASSET VALUE...........................................................    82
   HOW PORTFOLIO SECURITIES ARE VALUED....................................    82
PURCHASE AND REDEMPTION OF SHARES.........................................    83
TAX INFORMATION...........................................................    84
GENERAL INFORMATION.......................................................    86
   CONTROL PERSONS AND PRINCPIAL HOLDERS OF SECURITIES....................    82
CODE OF ETHICS............................................................    87
LEGAL COUNSEL.............................................................    87
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................    87
APPENDIX A: DESCRITPION OF SECURITIES RATINGS.............................   A-1
APPENDIX B: SUMMARIES OF SUBADVISOR PROXY VOTING POLICIES AND
PROCEDURES................................................................   B-1

                                    THE FUND

          The Fund, an open-end management investment company, was incorporated under Maryland law on June 3, 1983. Each Portfolio of the Fund is diversified except for the MainStay VP Floating Rate Portfolio. The Fund was formerly known as the New York Life MFA Series Fund, Inc. On August 22, 1996, the Fund's name changed to its present form. New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser for the Portfolios.

                         THE FUND'S INVESTMENT POLICIES

          Each Portfolio has a separate investment objective or objectives which it pursues as described in the Prospectus and below. Some of the investment restrictions set forth below are fundamental policies of the Portfolios as indicated; i.e., they may not be changed with respect to a Portfolio without a majority vote of the outstanding shares of that Portfolio. This means the approval of the shareholders of a majority of the Portfolio's outstanding voting securities, defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of (a) more than 50% of the Portfolio's outstanding shares or (b) 67% or more of the Portfolio's shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy.

          FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE PORTFOLIOS

          (1) Each Portfolio may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

          (2) Each Portfolio may issue senior securities to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

          (3) Each Portfolio may act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

          (4) Each Portfolio may purchase or sell real estate or any interests therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

          (5) Each Portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

          (6) Each Portfolio may make loans, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

          (7) Each Portfolio may not "concentrate" its investments in a particular industry, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and

          (8) Each Portfolio, except Floating Rate Portfolio, shall be a "diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Floating Rate Portfolio shall be a "non-diversified company" as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

NON-FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO CERTAIN PORTFOLIOS

          In addition to the fundamental investment policies described above, the Fund has also adopted the following investment policies for the Portfolios indicated which, unlike those described above, may be changed without shareholder approval. Except for those investment policies of a Portfolio specifically identified as fundamental in this SAI, all other investment policies and practices described in the Prospectus and this SAI, including those described below, may be changed by the Directors without the approval of shareholders.

          (1) the Portfolios, except the Asset Allocation Portfolios, may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1(F) or Section 12(d)(1)(G) of the 1940 Act, except that this shall not prevent the Fund from investing the Asset Allocation Portfolios' assets in a combination of the Portfolios;

In addition,

          (2) the CONVERTIBLE PORTFOLIO may not invest more than 5% of its total assets in securities rated less than B by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or if unrated, that are judged to be of comparable quality by MacKay Shields;

          (3) the TOTAL RETURN PORTFOLIO may not invest more than 20% of its debt securities in securities rated lower than Baa by Moody's or lower than BBB by S&P, or, if unrated, judged to be of comparable quality by MacKay Shields;

          (4) the HIGH YIELD CORPORATE BOND PORTFOLIO may not invest more than 20% of its net assets in securities rated lower than B by Moody's and S&P, or, if unrated, considered to be of comparable quality by MacKay Shields. Under normal market conditions, not more than 20% of the value of the Portfolio's total assets will be invested in equity securities, including common stocks, preferred stocks, warrants and rights.

          (5) the BOND AND COMMON STOCK PORTFOLIOS may not purchase securities of foreign issuers if the purchase would cause more than 10% of the value of the Portfolio's total assets to be invested in such securities;

          (6) the BOND PORTFOLIO may not invest more than 25% of its total assets in debt securities which are rated lower than the four highest grades as determined by Moody's or S&P, but which are rated at least B, or in convertible debt securities or preferred or convertible preferred stocks;

NON-FUNDAMENTAL POLICIES RELATED TO PORTFOLIO NAMES

          Certain of the Fund's Portfolios have names that suggest the Portfolio will focus on a type of investments, within the meaning of the SEC's Rule 35d-1. The Fund has adopted a non-fundamental policy for each of these Portfolios to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. The affected Portfolios and their corresponding 80% policies are:

          MainStay VP Bond Portfolio - to invest, under normal circumstances, at least 80% of its assets in bonds.

          MainStay VP Common Stock Portfolio - to invest, under normal circumstances, at least 80% of its assets in common stocks.

          MainStay VP Convertible Portfolio - to invest, under normal circumstances, at least 80% of its assets in convertible securities.

          MainStay VP Floating Rate Portfolio - to invest, under normal circumstances, at least 80% of its assets in income producing floating rate loans and other floating rate debt securities.

          MainStay VP Government Portfolio - to invest, under normal circumstances, at least 80% of its assets in U.S. government securities.

          MainStay VP High Yield Corporate Bond Portfolio - to invest, under normal circumstances, at least 80% of its assets in high yield corporate debt securities.

          MainStay VP International Equity Portfolio - to invest, under normal circumstances, at least 80% of its assets in equity securities.

          MainStay VP Large Cap Growth Portfolio - to invest, under normal circumstances, at least 80% of its assets in large capitalization companies in stocks in the S&P 500(R) Index.

          MainStay VP Mid Cap Core Portfolio - to invest, under normal circumstances, at least 80% of its assets in securities of stocks in the Russell Midcap(R) Index.

          MainStay VP Mid Cap Growth Portfolio - to invest, under normal circumstances, at least 80% of its assets in securities of stocks in the Russell Midcap(R) Growth Index.

          MainStay VP Mid Cap Value Portfolio - to invest, under normal circumstances, at least 80% of its assets in securities of stocks in the Russell Midcap(R) Value Index.

          MainStay VP Small Cap Growth Portfolio - to invest, under normal circumstances, at least 80% of its assets in securities of stocks in the Russell 2000(R) Index.

          MainStay VP S&P 500 Index Portfolio - to invest, under normal circumstances, at least 80% of its total assets in stocks in the S&P 500(R) Index.

With respect to each of these Portfolios, the Fund has adopted a policy to provide the Portfolio's shareholders with at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.

                            OTHER INVESTMENT POLICIES

          (1) The DEVELOPING GROWTH PORTFOLIO may purchase foreign securities up to a maximum of 10% of the Portfolios' total assets.

          (2) the BALANCED PORTFOLIO may purchase foreign securities up to a maximum of 20% of the Porfolios' total assets.

          (3) the BALANCED, BOND AND COMMON STOCK PORTFOLIOS may not sell covered call options on the Portfolios' holdings in an attempt to enhance performance.

          (4) the CAPITAL APPRECIATION, CONVERTIBLE, GOVERNMENT, HIGH YIELD CORPORATE BOND, TOTAL RETURN AND VALUE PORTFOLIOS may write covered call options with respect to no more than 25% of the value of their respective net assets.

          (5) the INCOME & GROWTH AND BASIC VALUE PORTFOLIOS may write covered call options with respect to no more than 20% of their respective net assets.

          (6) the BALANCED, BOND AND COMMON STOCK PORTFOLIOS may not write covered call options with respect to their respective net assets.

          (7) the CAPITAL APPRECIATION, CONVERTIBLE, HIGH YIELD CORPORATE BOND, TOTAL RETURN AND VALUE PORTFOLIOS may write covered call options with respect to no more than 25% of their respective net assets.

          (8) the GOVERNMENT PORTFOLIO may write covered call options with respect to no more than 50% of its net assets.

          (9) the BOND PORTFOLIO will not invest invest directly in common stocks, but it may retain up to 10% of its total assets in common stocks acquired by conversion of fixed income securities or existing warrants purchased together with such securities.

          (10) the BALANCED, BOND AND COMMON STOCK PORTFOLIOS may not purchase put or call options which are traded on an exchange or in the over-the-counter market.

          (11) the BALANCED, BOND AND COMMON STOCK AND GOVERNMENT PORTFOLIOS may not invest in foreign securities, purchase and write options on foreign currencies.

          (12) the COMMON STOCK AND MID CAP CORE PORTFOLIOS may invest up to 5% of total assets in futures contracts on stocks these derivatives

          (13) the GOVERNMENT PORTFOLIO may not invest in U.S. dollar denominations or non-dollar denominated foreign debt and securities, CD's issued by foreign banks and foreign branches of U.S. banks.

          (14) the S&P 500 INDEX PORTFOLIO will invest in foreign securities to the extent that foreign securities are included in the the S&P 500(R) Index.

          (15) the INTERNATIONAL EQUITY PORTFOLIO may not sell a security that it owns in one market and simultaneously purchase the same security in another market.

         INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO THE ASSET
                ALLOCATION PORTFOLIOS AND UNDERLYING PORTFOLIOS

          The Conservative Allocation Portfolio, Moderate Allocation Portfolio, Moderate Growth Allocation Portfolio, and Growth Allocation Portfolio, collectively the "Asset Allocation Portfolios" are each considered a "fund of funds," meaning that each seeks to achieve its investment objective by investing primarily in the other MainStay VP Portfolios(1) ("Underlying Portfolios") discussed in this SAI, excluding the Balanced and Total Return Portfolios. The Portfolios invest substantially all of their assets in the Underlying Portfolios. By investing in the Underlying Portfolios, each Asset Allocation Portfolio may be subject to some or all of the risks associated with the securities, instruments and techniques utilized by the Underlying Portfolios. The Asset Allocation Portfolios may also be subject to additional risks associated with other securities, instruments and techniques utilized by the Underlying Portfolios that are not described below.

          The Underlying Portfolios may engage in the following investment practices, or invest in the following instruments to the extent permitted in the Prospectus and elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Manager or Subadvisor of an Underlying Portfolio may elect to employ or not employ the various techniques in their

----------
(1) Initially, the Asset Allocation Portfolios will invest solely in other MainStay VP Portfolios, certain government securities and cash equivalents. The Securities and Exchange Commission ("SEC") has proposed a rule that would allow the Asset Allocation Portfolios to invest in portfolios that are either managed by NYLIM or managed by an adviser not associated with NYLIM. If such rule becomes available to the Asset Allocation Portfolios, or if the Asset Allocation Portfolios receive an exemptive order from the SEC, the Manager may add portfolios that are not managed by NYLIM to the list of potential portfolios. It is anticipated that portfolios managed by NYLIM will at all times represent a significant portion of an Asset Allocation Portfolio's investments.

sole discretion. Investors should not assume that any particular discretionary investment technique will ever be employed, or, if employed, that it will be employed at all times. With respect to some of the investment practices and techniques, Underlying Portfolios that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Underlying Portfolios that may engage in such practices or techniques.

     NONE OF THE PORTFOLIOS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM

          The loss of money is a risk of investing in the Portfolios. None of the Portfolios, individually or collectively, is intended to constitute a balanced or complete investment program and each Portfolio's NAV per share will fluctuate based on the value of the securities held by that Portfolio. Each of the Portfolios is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein. Unless otherwise indicated in the section entitled "Fundamental Investment Policies Applicable to the Portfolios" beginning on page 1, each Portfolio may invest in the following securities and engage in a particular investment practice or technique.

ARBITRAGE

          Each Portfolio may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Portfolios do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Portfolio at the time of the transaction, thus eliminating any risk to the assets of a Portfolio. Such transactions, which involve costs to a Portfolio, may be limited by the policy of each Portfolio to qualify as a "regulated investment company" under the Code.

BANK OBLIGATIONS

          Each Portfolio may invest in certificates of deposit ("CDs"), time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks; and each Portfolio may invest in CDs, time deposits, and other short-term obligations issued by Savings and Loan Institutions ("S&Ls").

          CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Portfolios will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Portfolio may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. Each Portfolio will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

          Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital, surplus, and undivided profits (as of the date of their most recently published financials) in excess of $100 million, or the equivalent in other currencies, if, with respect to the obligations of other banks and S&Ls, such obligations are federally insured. Each Portfolio will invest accordingly.

BORROWING

          Each Portfolio may borrow consistent with its investment restrictions. This borrowing may be unsecured. The 1940 Act requires a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time and could cause the Portfolio to be unable to meet certain requirements for qualification as a regulated investment company under the Code. To avoid the potential leveraging effects of a Portfolio's borrowings, the Portfolio will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on a Portfolio's NAV per share of any increase or decrease in the market value of the Portfolio's portfolio securities. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Portfolios may engage in leveraging in an effort to increase returns. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Portfolio's NAV; money borrowed will be subject to interest and other costs (which may include commitment fees or the cost of maintaining minimum average balances, or both), which may or may not exceed income received from the securities purchased with the borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the NAV of a Portfolio's shares.

BRADY BONDS

          Each Portfolio may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring. Brady Bonds are not considered U. S. government securities. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

          Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

COMMERCIAL PAPER

          Each Portfolio may invest in commercial paper if it is rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Portfolio's Manager or Subadvisor determines that the commercial paper is of comparable quality. In addition, certain Portfolios may invest in non-investment grade commercial paper if it is rated in the second highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as S&P or Moody's, or, if unrated, if the Portfolio's Manager or Subadvisor determines that the commercial paper is of comparable quality. Commercial paper represents short-term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

CONVERTIBLE SECURITIES

          Each Portfolio, except the Government Portfolio may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities, subject to its respective limitations and its respective investment strategy. Such investments may be made, for example, if the Manager or Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Portfolios' holdings include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

          Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

          As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

          Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.

          Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

          A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

DEBT SECURITIES

          Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Portfolio invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Portfolio, and thus the NAV of the shares of a Portfolio, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Portfolio's investments, changes in relative values of the currencies in which a Portfolio's investments are denominated relative to the U.S. dollar, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Portfolio, and a decline in interest rates will increase the value of fixed income securities held by a Portfolio. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

          A Portfolio's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Portfolio. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

          Since shares of the Portfolios represent an investment in securities with fluctuating market prices, the value of shares of each Portfolio will vary as the aggregate value of the Portfolio's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Portfolio purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Portfolios but will be reflected in the NAV of the Portfolios' shares.

          Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

          When and if available, debt securities may be purchased at a discount from face value. From time to time, each Portfolio may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

          Investment grade securities are securities rated at the time of purchase Baa or better by Moody's or BBB or better by S&P comparable non-rated securities. Non-rated securities will be considered for investment by the Portfolios when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolios to a degree comparable to that of rated securities which are consistent with the Portfolios' objective and policies.

          Corporate debt securities with a rating lower than BBB by S&P, and corporate debt securities rated Baa or lower by Moody's, have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. (See Appendix A attached hereto for a description of corporate debt ratings.) If a credit rating agency changes the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Portfolio's shareholders.

          The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

DEPOSITARY RECEIPTS

          A Portfolio may invest in American Depositary Receipts ("ADRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. Most ADRs are traded on major U.S. stock exchanges. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADRs. European Depository Receipts ("EDRs") and International Depositary Receipts ("IDRs") are receipts typically issued by a European bank or trust company evidencing ownership of underlying foreign securities. Global Depository Receipts ("GDRs") are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of underlying foreign securities.

EXCHANGE TRADED FUNDS

          To the extent a Portfolio may invest in securities of other investment companies, the Portfolio may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. (See also "Securities of Other Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Portfolio. (See also "Securities of Other Investment Companies.")

          Among other types of ETFs, a Portfolio also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500(R) Index. SPDRs are listed on the AMEX and traded in the secondary market on a per-SPDR basis.

          SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500(R) Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Portfolio. Moreover, a Portfolio's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Portfolio due to transaction costs and other Portfolio expenses.

FIRM OR STANDBY COMMITMENTS

          Each Portfolio may from time to time purchase securities on a "firm commitment" or "standby commitment" basis.

          Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Portfolio will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Portfolio will maintain liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase securities on a firm commitment basis and will designate which assets are being so maintained on its books and records. The Portfolio will make appropriate changes to the liquid assets designated (1) on a daily basis to reflect changes in the value of the liquid assets designated and (2) as of the time a firm commitment is entered into or closed to reflect a change in the Portfolio's aggregate obligations to firm commitments.

          Each Portfolio may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Each of the Portfolios may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and the Subadvisor understand that the Internal Revenue Service ("IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Portfolios intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Portfolio, nor have the Portfolios assumed that such commitments would continue to be available under all market conditions.

          A standby commitment may not be used to affect a Portfolio's valuation of the security underlying the commitment. Any consideration paid by a Portfolio for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Portfolio as unrealized depreciation until the standby commitment is exercised or has expired.

          Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Portfolio and not for purposes of leveraging the Portfolio's assets. However, a Portfolio will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Portfolio has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Portfolio.

          The Portfolios do not believe that a Portfolio's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time the Fund makes the commitment on behalf of a Portfolio to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Directors do not believe that a Portfolio's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. Each Portfolio will maintain liquid assets at least equal in value to any commitments to purchase securities on a firm or standby commitment basis. Such liquid assets either will mature or, if necessary, be sold on or before the settlement date.

FLOATING AND VARIABLE RATE SECURITIES

          Each Portfolio may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

          The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well.

          The Portfolios may also, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Portfolio's limitation on investments in such securities.

FLOATING RATE LOANS

          Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The corporation pays interest and principal to the lenders.

          A senior loan in which a Portfolio may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

          A Portfolio may invest in a floating rate loan in one of three ways.
(1) It may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. A Portfolio may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Portfolio will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

          A Portfolio may make a direct investment in a floating rate loan pursuant to a primary syndication and initial allocation process (i.e. buying an unseasoned loan issue). A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a floating rate loan's "par" value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Portfolio as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Portfolio receives on the investment. If a Portfolio purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the "secondary" market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest being received by the Portfolio through the amortization of the purchase price premium; whereas purchases below par will effectively increase the amount of interest being received by the Portfolio through the amortization of the purchase price discount. A Portfolio may be able to invest in floating rate loans only through participation interests or assignments at certain times when reduced primary investment opportunities in floating rate loans may exist.

If a Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. Therefore, when a Portfolio invests in floating rate loans through the purchase of participation interests, the Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Portfolio and a borrower.

          Typically, floating rate loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a floating rate loan must comply with various restrictive covenants contained in any floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a floating rate loan agreement which is not waived by the agent bank and the lending syndicate normally is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan.

          The Manager must determine that the investment is suitable for the Portfolio based on the Manager's independent credit analysis and industry research. Generally, this means that the Manager has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

          Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rate on the Portfolio's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Portfolio's NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Portfolio's NAV as a result of changes in interest rates. However, the Portfolio may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

FOREIGN CURRENCY TRANSACTIONS

          The Portfolios may invest in foreign securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, each Portfolio may seek to increase its return by trading in foreign currencies. In addition, to the extent that a Portfolio invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A Portfolio may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

          Foreign currency transactions in which a Portfolio may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when hedging, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase.

          While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss.

          A Portfolio will maintain liquid assets in an amount at least equal in value to the Portfolio's commitments under these contracts and will designate which assets are being so maintained on its books and records. The Portfolio will make appropriate changes to the liquid assets designated (1) on a [daily] basis to reflect changes in the value of the liquid assets designated and (2) as of the time these contracts are entered into or closed to reflect a change in the Portfolio's aggregate obligations under these contracts. At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

          Normally, consideration of fair value exchange rates will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Manager and each Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Portfolio will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Portfolio might employ a foreign currency transaction. When a Portfolio enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Portfolio would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

          Another example is when the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Portfolio also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy" hedge). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Portfolio will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's holdings or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

          A Portfolio also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

          A Portfolio may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

          At the consummation of the forward contract, a Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Portfolio into such currency. If a Portfolio engages in an offsetting transaction, the Portfolio will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

          When a Portfolio has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. A Portfolio generally will not enter into a forward contract with a term of greater than one year.

          In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Portfolio may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Portfolio's commitments under these contracts and will designate which assets are being so maintained on its books and records. The Portfolio will make appropriate changes to the liquid assets designated (1) on a [daily] basis to reflect changes in the value of the liquid assets designated and (2) as of the time these contracts are entered into or closed to reflect a change in the Portfolio's aggregate obligations under these contracts. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Portfolio will maintain liquid assets as described above.

          It should be realized that the use of forward contracts to protect the value of a Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

          The Manager and Subadvisor believe that active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated.

          The Portfolios cannot assure that their use of forward contracts will always be successful. Successful use of forward contracts depends on the Manager's or Subadvisor's skill in analyzing and predicting relative currency values. Forward contracts alter a Portfolio's exposure to currencies and could result in losses to the Portfolio if currencies do not perform as the Manager or Subadvisor anticipates. A Portfolio may also incur significant costs when converting assets from one currency to another. Contracts to sell a foreign currency would limit any potential gain that might be realized by a Portfolio if the value of the hedged currency increases.

          A Portfolio's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

          Portfolios may invest in foreign government securities of issuers in countries considered stable by the Manager and in securities of supranational entities. The Portfolio's holdings may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Portfolio may have limited legal recourse in the event of default.

          The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisor currently considers to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisor does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of a Portfolio's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

          Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. A Portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Portfolio may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

          A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Asian Development Bank and the European Coal and Steel Community. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

          The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Portfolio's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager and Subadvisor intend to manage the Portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

FOREIGN INDEX-LINKED INSTRUMENTS

          As part of its investment program, and to maintain greater flexibility, the Portfolios may, subject to compliance with their respective limitations applicable to their investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

          A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Tax considerations may limit the Portfolios' ability to invest in foreign index-linked instruments.

FOREIGN SECURITIES

          The Portfolios may invest in U.S. dollar-denominated and non-dollar denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks.

          Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Foreign investments could be more difficult to sell than U.S. investments. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. If foreign securities are determined to be illiquid then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Portfolios may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

          Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. stock exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S. dollar denominated securities traded in U.S. securities markets.

          Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FUTURES TRANSACTIONS

          The Portfolios may purchase and sell futures contracts on debt securities and on indices of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Portfolio's securities. Each Portfolio may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Portfolio's holdings and for other appropriate risk management and investment purposes. For example, a Portfolio may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Portfolio's holdings of fixed-income securities.

          The Portfolios may purchase and sell stock index futures to hedge the equity portion of the Portfolios' holdings with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. The Portfolios may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. The Portfolios will enter into futures contracts primarily to help the Portfolio's cash assets remain liquid while performing more like stocks. In addition, each Portfolio except the Government, Bond and Common Stock Portfolios, may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Portfolios, except the Bond and Common Stock Portfolios, may also purchase and write put and call options on futures contracts of the type into which such Portfolio is authorized to enter and may engage in related closing transactions.

          The Portfolios may enter into futures contracts on stock index futures for appropriate risk management and investment purposes.

          In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to applicable CFTC rules, the Portfolios also may enter into futures contracts traded foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Portfolio to risks that are materially greater than the risks associated with trading on U.S. exchanges.

          A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Portfolio's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Portfolio than might later be available in the market when the Portfolio makes anticipated purchases. In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, a municipal bond index, individual equity securities, and various stock indices.

          When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Portfolio upon termination of the contract assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Portfolio will mark-to-market its open futures positions. Moreover, each Portfolio will maintain sufficient liquid assets to cover its obligations under open futures contracts.

          A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

          Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

          Consistent with applicable law, Portfolios that are permitted to invest in futures contracts also will be permitted to invest in futures contracts on individual equity securities, known as single stock futures.

          FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Portfolio will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or Subadvisor to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Directors.

          Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by a Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

          On other occasions, a Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when a Portfolio intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to a Portfolio of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Portfolio may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Portfolio's holdings.

          A Portfolio could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

          Depending upon the types of futures contracts that are available to hedge a Portfolio's holdings of securities or portion of its holdings, perfect correlation between that Portfolio's futures positions and holdings positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Portfolio might wish to buy or sell a futures contract. If such securities are determined to be illiquid then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

          SECURITIES INDEX FUTURES. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

          Stock index futures may be used to hedge the equity portion of a Portfolio's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Portfolios may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Portfolios may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Portfolio may seek to protect the value of its portfolio against an overall decline in the market for securities.

          Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Portfolio may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Portfolio's debt portfolio or to gain exposure to particular markets represented by the index.

          The Portfolios do not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.

          CURRENCY FUTURES. A sale of a currency futures contract creates an obligation by a Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Portfolio may sell a currency futures contract if the Manager or Subadvisor anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Portfolio's securities denominated in such currency. If the Manager or Subadvisor anticipates that exchange rates will rise, the Portfolio may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Portfolio intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Portfolio, the Portfolio purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Portfolio is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Portfolio, a Portfolio sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the offsetting sale price is less than the purchase price, the Portfolio realizes a loss.

          A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Portfolio's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that the Manager or Subadvisor could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

          OPTIONS ON FUTURES. For bona fide hedging and other appropriate risk management purposes, the Portfolios also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

          Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

          Options on futures contracts can be used by a Portfolio to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

          The purchase of put options on futures contracts is a means of hedging a Portfolio's holdings against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when a Portfolio is not fully invested or of lengthening the average maturity or duration of the Portfolio's holdings. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

          In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Portfolio will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

          If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings of securities or the currencies in which such securities are denominated.

          The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Portfolio writes a put option on a futures contract on debt securities related to securities that the Portfolio expects to acquire and the market price of such securities increases, the net cost to a Portfolio of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Portfolio's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

          While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Portfolios will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

          LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolios will only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Portfolios will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Portfolio's net assets.

          The Portfolios which engage in transactions in futures contracts and related options, will do so only for bona fide hedging and other appropriate risk management purposes, and not for speculation. A Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of a Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

          When purchasing a futures contract, a Portfolio will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

          When selling a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Portfolio's custodian).

          When selling a call option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

          When selling a put option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

          RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio's securities being hedged, even if the hedging vehicle closely correlates with a Portfolio's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Portfolio will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Portfolio has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Portfolio's holdings might decline. If this were to occur, the Portfolio would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Portfolio's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

          Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

          There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.

          In the case of a futures contract on an index, the amount of cash exchanged at settlement is equal to a specific dollar amount times the difference between the price at which the agreement is made and the value of an index at the close of the last trading day of the contract. No physical delivery of the underlying securities in the index is made.

          In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Portfolios generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contracts at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

          ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURE CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FOREIGN CURRENCY. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

HIGH YIELD SECURITIES ("JUNK BONDS")

          Securities rated lower than Baa by Moody's or lower than BBB by S&P (sometimes referred to as "high yield" or "junk" bonds) are not considered "investment grade." There is more price volatility, more risk of losing your principal investment, a greater possibility of the issuer going bankrupt, plus additional risks. These securities are considered speculative.

          Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

          The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Portfolio's daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

          Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

          If the issuer of high yield/high risk bonds defaults, a Portfolio may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

          Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Portfolio to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

          The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Portfolio's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Portfolio's NAV per share and investment practices. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Portfolio records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.

ILLIQUID SECURITIES

          A Portfolio may invest in illiquid securities. Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This includes repurchase agreements maturing in more than seven days. Difficulty in selling securities may result in a loss or may be costly to a Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Portfolio's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

LENDING OF PORTFOLIO SECURITIES

          Each Portfolio may seek to increase its income by lending portfolio securities, in accordance with procedures adopted by the Board of Directors, to certain broker-dealers and institutions. A Portfolio would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, a Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Portfolio would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Fund, on behalf of certain of the Portfolios, has entered into an agency agreement with Investors Bank & Trust Company, which act as the Portfolios' agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisors, as the case may be. As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Portfolio. However, the loans would be made only to firms deemed by the Manager or Subadvisor to be creditworthy and approved by the Board, and when, in the judgment of the Manager or Subadvisor, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If a Manager or Subadvisor, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Portfolio. Under the guidelines adoped by the Board, the agent is not permitted to lend more than 5% of a Portfolio's total assets to any one counterparty. The borrower would be liable for the shortage, but recovery by the Portfolio cannot be assured.

          Subject to the receipt of exemptive relief from the 1940 Act, the Portfolios, subject to certain conditions and limitations, may be permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Portfolios.

LOAN PARTICIPATION INTERESTS

          The Portfolios may invest in participation interests in loans. A Portfolio's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Portfolio would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Portfolio may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Portfolio may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. A Portfolio also may purchase Participation Interests in a portion of the rights of a lender in a corporate loan. In such a case, the Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Portfolio must rely on the lending institution for that purpose. A Portfolio will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

          In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as each Portfolio of the Fund. A Portfolio generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Portfolio has direct recourse against the borrower (which is unlikely), a Portfolio will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

          A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Portfolio were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Portfolio might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

          When a Portfolio acts as co-lender in connection with Participation Interests or when a Portfolio acquires a Participation Interest the terms of which provide that the Portfolio will be in privity of contract with the corporate borrower, the Portfolio will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Portfolio will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Portfolio's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Portfolio's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Portfolio disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Portfolio is required to rely upon a lending institution to pay the Portfolio principal, interest, and other amounts received by the lending institution for the loan participation, the Portfolio will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Portfolio's holdings.

          The principal credit risk associated with acquiring Participation Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of Participant rather than a co-lender because the Portfolio must assume the risk of insolvency of the co-lender from which the Participation Interest was acquired and that of any person interpositioned between the Portfolio and the co-lender.

MORTGAGE DOLLAR ROLLS

          A mortgage dollar roll ("MDR") is a transaction in which a Portfolio sells mortgage-related securities ("MBS") from its portfolio to a counter party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Portfolio will maintain liquid assets having a value not less than the repurchase price and will designate which assets are being so maintained on its boos and records. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolio at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

          Each Portfolio may buy mortgage-related and asset-backed securities. Mortgage-related and asset-backed securities are securities that derive their value from underlying pools of loans that may include interests in pools of lower rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.

          Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Portfolio's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Portfolios, to the extent permitted in the Prospectus, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

          A Portfolio will invest only in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), or (2) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the Portfolio's investment adviser. In addition, if any such security is determined to be illiquid, a Portfolio will limit its investments and other illiquid instruments subject to a Portfolio's limitation on investments in illiquid securities.

          MORTGAGE PASS-THROUGH SECURITIES. The Portfolios may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Such interests differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

          Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

          Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

          GNMA CERTIFICATES. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

          Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

          FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

          If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Portfolios reserve the right to invest in them.

          Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such


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

issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the non-governmental pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Portfolio's Manager or Subadvisor determines that the securities meet the Portfolio's quality standards.

          PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Portfolio's Manager or Subadvisor determines that the securities meet the Portfolio's quality standards.

          Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Portfolio may purchase mortgage-related securities or any other assets that, in the opinion of the Portfolio's Manager or Subadvisor, are illiquid, subject to a Portfolio's limitation on investments in illiquid securities.

          COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

          CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

          For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

          An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Portfolio's holdings.

          In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

          The eligible Portfolios will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Portfolio's net assets would be invested in any one such CMO, more than 10% of the Portfolio's net assets would be invested in such CMOs and other investment company securities in the aggregate, or the Portfolio would hold more than 3% of any outstanding issue of such CMOs.

          FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS ("FHLMC CMOS"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

          If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

          Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

          OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

          The Portfolios' Manager or Subadvisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Portfolio's Manager or Subadvisor will, consistent with the Portfolio's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

          CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

          The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs, and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

          CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

          CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

          Under certain circumstances, a Portfolio's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Portfolio to be deemed to have taxable income in addition to their Portfolio dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Portfolio may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Portfolio.

          CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued

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CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Portfolio) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of Portfolios that hold such interests. The Portfolios will consider this rule in determining whether to invest in residual interests.

          STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

          SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

          Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

          RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITES. As is the case with other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Portfolios may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolios, the ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Portfolios could be exposed to the risk of a loss.

          Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

          Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Portfolio invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

          Credit risk reflects the chance that a Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

          OTHER ASSET-BACKED SECURITIES. The Portfolios' Manager and Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

          If consistent with a Portfolio's investment objective and policies, a Portfolio also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

OPTIONS ON FOREIGN CURRENCIES

          Each Portfolios may, to the extent that it invests in foreign securities, purchase and write options on foreign currencies. A Portfolio may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency.

          A Portfolio may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Portfolio may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Portfolio's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, that Portfolio will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

          Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Portfolio to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit a Portfolio derives from purchasing foreign currency options will

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be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

          A Portfolio may also write options on foreign currencies for hedging purposes. For example, if a Portfolio anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Portfolio.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Portfolio to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Portfolio would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

          A call option written on foreign currency by a Portfolio is "covered" if that Portfolio owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration designated by the Portfolio and being maintained on its books and records) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Portfolio maintains and designates on its books and records the difference in liquid assets.

          Options on foreign currencies to be written or purchased by a Portfolio will be traded on U.S. and foreign exchanges or over-the-counter. Exchange traded options generally settle in cash, whereas options traded over the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Portfolio's position, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

          A Portfolio also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Portfolio's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. If foreign currency options are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

          Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

OPTIONS ON SECURITIES

          The Portfolios may use various techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward contracts and options on foreign currencies) and purchasing or writing put or call options on securities and securities indices.

          The Portfolios may use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging". If a Portfolio's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter party to the transaction does not perform as promised.

          WRITING CALL OPTIONS. Certain Portfolios may sell ("write") covered call options on the Portfolio's holding in an attempt to enhance investment performance. A call option sold by a Portfolio is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Portfolio maintains and designates on its books and records the difference in liquid assets

          A Portfolio may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Portfolio, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

          During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

          A Portfolio may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Portfolio makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio. When a security is to be sold from the Portfolio's holdings, the Portfolio will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

          A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Portfolio is unable to effect a closing purchase transaction involving an exchange-traded option, the Portfolio will not sell the underlying security until the option expires, or the Portfolio otherwise covers the existing option portion or the Portfolio delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

          Each Portfolio pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Portfolio's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, the Portfolios may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

          WRITING PUT OPTIONS. Each Portfolio may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Portfolio are agreements by a Portfolio, for a premium received by the Portfolio, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Portfolio is "covered" if the Portfolio maintains and designates on its books and records, liquid assets with a value equal to the exercise price. However, Portfolios may not write any covered put options, if, as a result, more than 25% of a Portfolio's net assets (taken at current value) would be subject to put options written by such Portfolio. The Portfolios may not write covered put options if, as a result, more than 20% of their total assets (taken at current value) would be subject to put options written by such Portfolio. The Government Portfolio may not write any covered put options on U.S. government securities if, as a result, more than 50% of its total assets (taken at current value) would be subject to put options written by such Portfolio. A put option is also "covered" if the Portfolio holds, on a share-for-share basis, a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Portfolio maintains and designates on its books and records the difference in liquid assets.

          The premium that the Portfolios receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

          A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

          The Portfolios may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Portfolios also may effect a closing purchase transaction, in the case of a put option, to permit the Portfolios to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

          If a Portfolio is able to enter into a closing purchase transaction, the Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, the Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

          In addition, the Portfolios may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Portfolios may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Fund's intention that each Portfolio qualify as such. Subject to the limitation that all put option writing transactions be covered, the Portfolios may, to the extent determined appropriate by the Manager or Subadvisor engage without limitation in the writing of options on U.S. government securities.

          PURCHASING OPTIONS. Each Portfolio, may purchase put or call options that are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Portfolios will engage in such transactions only with firms the Manager or Subadvisor deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

          The Portfolios may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the Porfolio's holdings or related to such securities will enable a Portfolio to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Portfolio will continue to receive interest or dividend income on the security. The put options purchased by the Portfolio may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Portfolio or to a security that the Portfolio has the right to purchase. In the case of a purchased call option, the Portfolio would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Portfolio would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

          The Portfolios may also purchase call options on securities the Portfolios intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Portfolio would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Portfolio would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Portfolios may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

          SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. A Portfolio's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Portfolio may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Portfolio. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security. A Portfolio would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Portfolio would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period.

          In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad. A Portfolio will not purchase a put or call option if, as a result, the amount of premiums paid for all put and call options then outstanding would exceed 10% of the value of the Portfolio's total assets.

          The ability of a Portfolio to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

          The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets..

REAL ESTATE INVESTMENT TRUSTS ("REITS")

          A Portfolio may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The Portfolios will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Portfolio invests in REITs, the Portfolio is also subject to the risks associated with the direct ownership of real estate: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition, increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

          REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- larger capitalization stocks such as those found in the Dow Jones Industrial Average. In addition, because smaller capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

REPURCHASE AGREEMENTS

          Each Portfolio may enter into domestic or foreign repurchase agreements with certain sellers determined by the Manager or Subadvisor to be creditworthy.

          A repurchase agreement, which provides a means for a Portfolio to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Portfolio) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time (usually not more than a week in the case of the Equity Index Portfolio) and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Portfolio. The Portfolio attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price upon repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

          A Portfolio will limit its investment in repurchase agreements maturing in more than seven days subject to a Portfolio's limitation on investments in illiquid securities.

          In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

          The Directors have delegated to each Portfolio's Manager or Subadvisor the authority and responsibility to monitor and evaluate the Portfolio's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and have authorized the Portfolios to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Portfolios, each Portfolio's Manager or Subadvisor seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.

          For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Portfolio to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller.

RESTRICTED SECURITIES - RULE 144A SECURITIES

          Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Directors). Difficulty in selling securities may result in a loss or be costly to a Portfolio. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Portfolio) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

          Each Portfolio may invest in Rule 144A securities and in 4(2) commercial paper. Certain securities may be only sold subject to limitations imposed under the federal securities laws. Among others, two categories of such securities are(1) restricted securities that may be sold only to certain types of purchasers to the limitations of Rule 144A under the Securities Exchange Act of 1934 ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(2) of the Securities Act of 1933 ("4(2) commercial paper"). The resale limitations on these types of securities may effect their liquidity.

          The Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor pursuant to guidelines approved by the Directors.

          The Manager or the Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Portfolio is liquid, including at least the following:

          (a) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Portfolio's holding;

          (b) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

          (c) dealer undertaking to make a market in the 144a security; and

          (d) the nature of the 144a security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

To make the determination that an issue of 4(2) commercial paper is liquid, a Manager or Subadvisor must conclude that the following conditions have been met:

          (a) the 4(2) commercial paper is not traded flat or in default as to principal or interest;

          (b) the 4(2) commercial paper is rated:

               (i) in one of the two highest rating categories by at least two NRSROs; or

               (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

               (iii) if the security is unrated, the Manager or Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

          (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Portfolio's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

REVERSE REPURCHASE AGREEMENTS

          Each Portfolio may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Portfolio, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

          Each Portfolio will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3% of its total assets. This practice is not for investment leverage but solely to facilitate management of the investment portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. While a reverse repurchase agreement is outstanding, the Portfolios will maintain liquid assets in an amount at least equal in value to the Portfolio's commitments to cover their obligations under the agreement and will designate which assets are being so maintained on its books and records. The Portfolios will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Subadvisors.

          The use of reverse repurchase agreements by a Portfolio creates leverage that increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

          If the buyer of the Obligation pursuant to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

          During the period any reverse repurchase agreements are outstanding, to the extent necessary to assure completion of the reverse repurchase agreements, a Portfolio will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. Interest paid on borrowed funds will not be available for investment. The Portfolio will liquidate any such borrowings as soon as possible and may not purchase any portfolio instruments while any borrowings are outstanding (except as described above).

SECURITIES INDEX OPTIONS

          The Portfolios may purchase call and put options on securities indices, for the purpose of hedging against the risk of unfavorable price movements adversely that may adversely affect the value of a Portfolio's securities.

          Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

          A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500(R) Index or the NYSE Composite Index, or a narrower market index such as the S&P 100(R) Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

          The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Portfolio's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Portfolio.

          A Portfolio may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Portfolio may also allow options to expire unexercised.

SECURITIES OF OTHER INVESTMENT COMPANIES

          The Portfolios may invest in securities of other investment companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Portfolio's prospectus and SAI. Among other things, the 1940 Act limitations prohibit the Portfolio from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Portfolio's total assets in securities of any one investment company, and (3) investing more than 10% of the Portfolio's total assets in securities of all investment companies. Each Portfolio indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Portfolio invests in addition to the fees and expenses the Portfolio bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share, but may also be traded in the secondary market. In addition, only the Asset Allocation Portfolios may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

SHORT SALES AGAINST THE BOX

          A short sale is a transaction in which a Portfolio sells through a broker a security it does not own in anticipation of a possible decline in market price. Each of the Portfolios, except the Balanced, Bond and Common Stock Portfolios, will only enter into short sales "against the box" and such transactions will be limited to involve no more than 25% of a Portfolio's total assets. A short sale "against the box" is a short sale in which, at the time of the short sale, a Portfolio owns or has the right to obtain securities equivalent in kind and amount. A Portfolio may enter into a short sale against the box, among other reasons, to hedge against a possible market decline in the value of a security owned by the Portfolio. If the value of a security sold short against the box increases, the Portfolio would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Portfolio may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Portfolio's custodian. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Portfolio has open short sales, were to become bankrupt, a Portfolio could experience losses or delays in recovering gains on short sales. A Portfolio will only enter into short sales against the box with brokers the Manager or Subadvisor believes are creditworthy.

SOURCES OF LIQUIDITY OR CREDIT SUPPORT

          Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisors may rely on their evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisors will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Portfolio's share price.

STRIPPED SECURITIES

          Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

          Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

          A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Portfolios may invest in such receipts or certificates. The investment and risk characteristics of "zero coupon" Treasury securities described above under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the Securities and Exchange Commission (the "SEC") has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

SWAP AGREEMENTS

          Each Portfolio may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than the Portfolio it had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets, which have been designated by the Portfolio and are being maintained on its books and records to avoid any potential leveraging of the Portfolio's holdings. A Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's total assets.

          In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

          Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Portfolio's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by a Portfolio, the Portfolio must be prepared to make such payments when due.

          Whether a Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Code may limit the Portfolio's ability to use swap agreements. A Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

          Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies subject to regulation under the 1940 Act and the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

          In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Portfolio, may invest outside the scope of its principal investment focus. Under such conditions, a Portfolio may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, a Portfolio may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) that at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million, and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity. The International Equity Portfolio may hold foreign cash and cash equivalents.] In addition, a portion of each Portfolio's assets may be maintained in money market instruments as described above in such amounts the Manager or Subadvisor deems appropriate for cash reserves.

U.S. GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. U.S. government securities also include government-guaranteed mortgage-backed securities. See "Mortgage-Related and Other Asset-Backed Securities."

          U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

WARRANTS

          To the extent that a Portfolio invests in equity securities, the Portfolio may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

WHEN-ISSUED SECURITIES

          Each Portfolio may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio.

To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income; however, it is the Fund's intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, each Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

          When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Portfolio and not for purposes of leveraging the Portfolio's assets. However, a Portfolio will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Portfolio has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Portfolio.

          The Portfolios do not believe that a Portfolio's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the securities in determining the Portfolio's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. The The transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Portfolio and not for purposes of leveraging the Portfolio's assets. However, a Portfolio will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Portfolio has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Portfolio. A Portfolio will maintain liquid assets in an amount at least equal in value to any commitments to purchase securities on a when-issued basis and will designate which assets are so maintained on its books and records. Such securities either will mature or, if necessary, be sold on or before the settlement date.

ZERO COUPON BONDS

          The Portfolios may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Portfolio on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Portfolio must accrue and distribute every year even though the Portfolio receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

                             MANAGEMENT OF THE FUND

          The Board of Directors oversees the management of the Fund and elects its officers. Information pertaining to the Board of Directors and officers is set forth below. The Fund's officers are responsible for the day-to-day operations of the Fund. Each Director serves until his/her successor is elected and qualified or until his/her resignation, death or removal. Officers serve a term of one year and are elected annually by the Directors. Information pertaining to the Directors and executive officers of the Fund is set forth below. The business address of each Director and officer is 51 Madison Avenue, New York, New York 10010.

                                                                                                         NUMBER OF
                         POSITION(S) HELD                                                              PORTFOLIOS IN       OTHER
                        WITH THE FUND AND                                                               FUND COMPLEX   DIRECTORSHIPS
   NAME AND DATE OF       LENGTH OF TIME                    PRINCIPAL OCCUPATION(S) DURING PAST FIVE    OVERSEEN BY       HELD BY
        BIRTH                 SERVED                                          YEARS                       DIRECTOR        DIRECTOR
---------------------   -----------------   -------------   ----------------------------------------   -------------   ------------
                                                       INTERESTED DIRECTORS*

Gary E. Wendlandt       Chairman and        Indefinite;     Chief Executive Officer, Chairman and            68        Chairman,
DOB: 10/8/50            Chief Executive     Chaiman and     Manager, New York Life Investment                          President,
                        Officer             Chief           Management LLC (including predecessor                      Chief
                                            Executive       advisor organizations) and New York Life                   Executive
                                            Officer since   Investment Management Holdings LLC;                        Office and
                                            2002,           Executive Vice President, New York Life                    Trustee, The
                                            Director        Insurance Company; Executive Vice                          MainStay
                                            since 2001      President and Manager, NYLIFE                              Funds
                                                            Distributors LLC; Chairman, McMorgan &
                                                            Company LLC; Manager, MacKay Shields
                                                            LLC; Executive Vice President, New York
                                                            Life Insurance and Annuity Corporation;
                                                            Chairman, Chief Executive Officer and
                                                            Director, MainStay VP Series Fund, Inc.
                                                            (25 portfolios); Chief Executive
                                                            Officer, Eclipse Funds (3 portfolios)
                                                            and Eclipse Funds Inc. (15 portfolios).

Anne F. Pollack         President and       Indefinite;     Senior Vice President and Chief                  25        Director,
DOB: 11/7/55            Director            President       Investment Officer, New York Life                          Andrew
                                            since 1990,     Insurance Company; Senior Vice                             Corporation
                                            Director        President, Chief Investment Officer and                    February 7,
                                            since 1989      Manager, NYLIFE LLC and New York Life                      2005 to
                                                            International LLC; Senior Vice                             present
                                                            President, Chief Investment Officer and
                                                            Director, New York Life Insurance and
                                                            Annuity Corporation and NYLIFE Insurance
                                                            Company of Arizona; Director, NYLIFE
                                                            Securities Inc.

Robert D. Rock          Vice President      Indefinite;     Senior Vice President, New York Life             25        None
DOB: 12/16/54           and Director        Vice            Insurance Company; Senior Vice President
                                            President       and Director, New York Life Insurance
                                            1995,           and Annuity Corporation and NYLIFE
                                            Director        Distributors LLC; Director, NYLIFE
                                            since 1994      Insurance Company of Arizona; Senior
                                                            Vice President, NYLIFE Securities Inc.

* Certain Directors are considered to be "interested persons" of the Fund within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Insurance and Annuity Corporation, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Director not considered "interested persons" may be referred to as "Non-Interested Directors."

                                                                                                         NUMBER OF
                         POSITION(S) HELD      TERM OF                                                 PORTFOLIOS IN       OTHER
                        WITH THE FUND AND     OFFICE AND                                                FUND COMPLEX   DIRECTORSHIPS
   NAME AND DATE OF       LENGTH OF TIME      LENGTH OF     PRINCIPAL OCCUPATION(S) DURING PAST FIVE    OVERSEEN BY       HELD BY
        BIRTH                 SERVED         TIME SERVED                      YEARS                       DIRECTOR        DIRECTOR
---------------------   -----------------   -------------   ----------------------------------------   -------------   -------------
                                                      NON-INTERESTED DIRECTORS

Jill Feinberg           Director            Indefinite;     President, Jill Feinberg & Company, Inc.         25        None
DOB: 4/14/54                                since 1995      (special events and meeting planning
                                                            firm).

Daniel Herrick          Director            Indefinite;     Retired. Treasurer and Executive                 25        None
DOB: 12/1/20                                since 1995      Officer, National Gallery of Art (1985
                                                            to 1995).

Richard H. Nolan, Jr.   Director            Until the age   Managing Director, ICC Capital                   25        None
DOB: 11/16/46                               of 75; since    Management; President -
                                            2006            Shields/Alliance, Alliance Capital
                                                            Management (1994-2004)

Raymond Stickel, Jr.    Director            Until the age   Retired; Managing Partner of Investment          25        Trustee, AIM
DOB: 3/1/44                                 of 75; since    Management Services for New York, New                      Funds Group
                                            2006            Jersey and Connecticut, Deloitte and
                                                            Touche, LLP (1998-2002)

Roman L. Weil           Director            Indefinite;     V. Duane Rath Professor of Accounting,           25        None
DOB: 5/22/40                                since 1994      Graduate School of Business, University
                                                            of Chicago; President, Roman L. Weil
                                                            Associates, Inc. (consulting firm).

John A. Weisser, Jr.    Director            Indefinite;     Retired. Managing Director of Salomon            25        None
DOB: 10/22/41                               since 1997      Brothers, Inc. (1981 to 1995).

                        OFFICERS (WHO ARE NOT DIRECTORS)*

                           POSITION(S)
   NAME AND DATE OF       HELD WITH THE     LENGTH OF TIME
        BIRTH                 FUND              SERVED       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------   ----------------   ---------------   ----------------------------------------------
Robert A. Anselmi       Secretary and      Indefinite;       Senior Managing Director, General Counsel and
DOB: 10/19/46           Chief Legal        Secretary since   Secretary, New York Life Investment Management
                        Officer            2001, Chief       LLC (including predecessor advisory
                                           Legal Officer     organizations); General Counsel and Secretary,
                                           since 2004        New York Life Investment Management Holdings
                                                             LLC; Senior Vice President, New York Life
                                                             Insurance Company; Vice President and
                                                             Secretary, McMorgan & Company LLC; Secretary,
                                                             NYLIM Service Company LLC, NYLCAP Manager LLC,
                                                             and Madison Capital Funding LLC; Chief Legal
                                                             Officer, Eclipse Funds, Eclipse Funds Inc.,
                                                             and MainStay VP Series Fund, Inc.; Managing
                                                             Director and Senior Counsel, Lehman Brothers
                                                             Inc. (October 1998 to December 1999); General
                                                             Counsel and Managing Director, JP Morgan
                                                             Investment Management Inc. (1986 to September
                                                             1998).

Arphiela Arizmendi      Treasurer and      Indefinite;       Treasurer and Principal Financial and
DOB: 10/26/56           Principal          Treasurer and     Accounting Officer, The MainStay Funds,
                        Financial and      Principal         Eclipse Funds, Eclipse Funds Inc. and McMorgan
                        Accounting         Financial and     Funds (since December 2005); Director and
                        Officer            Accounting        Manager of Fund Accounting and Administration,
                                           Officer since     New York Life Investment Management LLC (since
                                           2005              March 2003); Assistant Treasurer, MainStay VP
                                                             Series Fund, Inc., The MainStay Funds, Eclipse
                                                             Funds, Eclipse Funds Inc. and McMorgan Funds
                                                             (1992 to December 2005).

Michael G. Gallo        Executive Vice     Indefinite;       Senior Vice President, New York Life Insurance
DOB: 1/5/55             President          since 2005        Company.

Scott T. Harrington     Vice President,    Indefinite;       Director, New York Life Investment Management
DOB: 2/8/59             Administration                       LLC (including predecessor since 2005 advisor
                                                             organizations); Vice President -
                                                             Administration, The MainStay Funds, Eclipse
                                                             Funds, and Eclipse Funds Inc. (since June
                                                             2005)

Alison H. Micucci       Vice               Indefinite;       Managing Director and Chief Compliance
DOB: 12/16/65           President,         since 2004        Officer, New York Life Investment Management
                        Compliance                           LLC (June 2003 to present); Vice President -
                                                             Compliance, The MainStay Funds, Eclipse Funds,
                                                             Eclipse Funds Inc.; Senior Managing Director,
                                                             Compliance, NYLIFE Distributors; Deputy Chief
                                                             Compliance Officer, New York Life Investment
                                                             Management LLC (September 2002 - June2003);
                                                             Vice President and Compliance Officer, Goldman
                                                             Sachs Asset Management (November 1999 to
                                                             August 2002).

                           POSITION(S)
   NAME AND DATE OF       HELD WITH THE     LENGTH OF TIME
        BIRTH                 FUND              SERVED       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------   ----------------   ---------------   ----------------------------------------------
Marguerite E. H.        Secretary          Indefinite;       Managing Director and Associate General
Morrison                                   since 2004        Counsel New York Life Investment Management
DOB: 3/26/56                                                 LLC (since June 2004); Secretary - The
                                                             MainStay Funds, Eclipse Funds, Eclipse Funds
                                                             Inc. , Managing Director and Secretary, NYLIFE
                                                             Distributors LLC; Chief Legal Officer, Mutual
                                                             Funds and Vice President and Corporate
                                                             Counsel, The Prudential Insurance Company of
                                                             America (2000 to June 2004).

Richard W. Zuccaro      Tax Vice           Indefinite;       Vice President, New York Life Insurance
DOB: 12/12/49           President          since 1991        Company; Vice President, New York Life
                                                             Insurance and Annuity Corporation, NYLIFE
                                                             Insurance Company of Arizona, NYLIFE LLC,
                                                             NYLIFE Securities Inc. and NYLIFE Distributors
                                                             LLC; Tax Vice President, New York Life
                                                             International, LLC; Tax Vice President,
                                                             Eclipse Funds, Eclipse Funds Inc., and The
                                                             MainStay Funds.

* The officers listed above are considered to be "interested persons" of the Fund within the meaning of the 1940 Act because of their affiliation with the Trust, New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

BOARD COMMITTEES

          The Board of Directors oversees the Fund, the Manager and Subadvisors. The committees of the Board include the Audit Committee, Nominating and Governance Committee and Dividend Committee. The Board also has established a Valuation Committee and Valuation Subcommittee, which include members who are not Directors.

          The purpose of the Audit Committee is to assist the full Board in oversight of (1) the integrity of the Fund's financial statements; (2) the Fund's compliance with legal and regulatory requirements; and (3) the qualifications, independence and performance of the Fund's independent auditors. The members of the Audit Committee include all of the independent Directors:
Jill Feinberg, Daniel Herrick, Richard H. Nolan, Jr., Raymond Stickel, Jr., Roman L. Weil, and John A. Weisser, Jr. There were five Audit Committee meetings held during 2005.

          The purpose of the Nominating and Governance Committee is to (1) evaluate the qualifications of candidates and make nominations for independent director membership on the Board; (2) nominate members of committees of the Board and periodically review committee assignments; and (3) make recommendations to the Board concerning the responsibilities or establishment of Board committees. The Committee has adopted a formal policy whether to consider nominees recommended by shareholders. The members of the Nominating and Governance Committee include all of the independent Directors: Jill Feinberg, Daniel Herrick, Richard H. Nolan, Jr., Raymond Stickel, Jr., Roman L. Weil, and John A. Weisser, Jr. There were seven meetings of the Nominating and Governance Committee held during the fiscal year ended December 31, 2005.

          While the Nominating and Governance Committee is solely responsible for evaluating and nominating candidates to serve on the Board, the Nominating and Governance Committee may consider nominations from owners of variable life insurance and variable annuity contracts that have selected the Fund as an investment option ("Contract Owners"). Contract Owners may submit for the Nominating and Governance Committee's consideration recommendations regarding potential candidates for service on the Board. Each eligible Contract Owner may submit no more than one candidate each calendar year.

          In order for the Nominating and Governance Committee to consider submissions from Contract Owners, the following requirements must be satisfied regarding the candidate:

(a) The candidate must satisfy all qualifications provided in the Fund's Policies for Consideration of Board Member Candidates and in the Fund's organizational documents, including qualification as a possible Independent Director if the candidate is to serve in that capacity.

(b) The candidate may not be the nominating Contract Owner or a member of the immediate family of the nominating Contract Owner.

(c) Neither the candidate nor any member of the candidate's immediate family may be currently employed or employed within the year prior to the nomination by any nominating Contract Owner entity.

(d) Neither the candidate nor any immediate family member of the candidate is permitted to have accepted directly or indirectly, during the year of the election for which the candidate's name was submitted, during the immediately preceding calendar year, or during the year when the candidate's name was submitted, any consulting, advisory, or other compensatory fee from the nominating Contract Owner.

(e) The candidate may not be an executive officer, director (or person fulfilling similar functions) of the nominating Contract Owner entity, or of an affiliate of the nominating Contract Owner entity.

(f) The candidate may not control the nominating Contract Owner entity (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

(g) A Contract Owner may not submit for consideration a candidate which has previously been considered by the Nominating and Governance Committee.

          In order for the Nominating and Governance Committee to consider shareholder submissions, the following requirements must be satisfied regarding the Contract Owner submitting the candidate:

(a) The Nominating and Governance Committee will consider submissions that are received only within the one year immediately preceding the Nominating and Governance Committee's consideration of Board member candidates.

(b) Any Contract Owner submitting a candidate must beneficially own, either individually or in the aggregate, more than $250,000 of the securities of the Fund that are eligible to vote both at the time of submission of the candidate and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating Contract Owner must also bear the economic risk of the investment.

          Contract Owners submitting candidates to the Nominating and Governance Committee must substantiate compliance with the above requirements, at the time of submitting the candidate, to the attention of the Fund's Secretary, who will provide all submissions meeting the requirements stated herein to the Nominating and Governance Committee. This submission to the Secretary of the Fund must include:

(a)  Contact information for the nominating Contract Owner;

(b) A certification from the nominating Contract Owner which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years as of the date of the nomination.

(c) The candidate's contact information and the number of applicable Fund shares owned by the candidate;

(d) All information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and

(e) A notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Fund's proxy statement, if so designated by the Nominating and Governance Committee and the Fund's Board.

          It shall be in the Nominating and Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

          The purpose of the Dividend Committee is to calculate the dividends authorized by the Board and to set record and payment dates. The members of the Dividend Committee are Gary E. Wendlandt and Anne F. Pollack. There were no Dividend Committee meetings held during the fiscal year ended December 31, 2005.

          The purpose of the Valuation Committee is to oversee the implementation of the valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The Committee reviews each action taken by the Valuation Subcommittee within a calendar quarter of the occurrence. The members of the Valuation Committee, on which one or more Directors may serve, include: Arphiela Arizmendi, Jill Feinberg, Alison
H. Micucci, Marguerite E. H. Morrison, Anne F. Pollack, John A. Weisser, Jr., Roman L. Weil, and Gary E. Wendlandt. There were four Valuation Committee meetings held during 2005.

          The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish pursuant to the Fund's valuation procedures, prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Portfolios' valuation procedures. Meetings of the Subcommittee are held on an as needed basis and are held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Directors may serve, include: Ravi Akhoury, Arphiela Arizmendi, Alison H. Micucci, Marguerite E. H. Morrison, Anne F. Pollack and Gary E. Wendlandt. There [was/were___meeting(s)] of the Valuation Subcommittee held during 2005.

OWNERSHIP OF SECURITIES

          None of the Directors or officers directly owns shares of the Fund. As of [April 5, 2005], the Directors and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund. As of December 31, 2005, the dollar range of equity securities owned beneficially by each director in the Fund and in any registered investment companies overseen by the Directors within the same family of investment companies as the Fund is as follows:

                                                                              AGGREGATE DOLLAR RANGE OF
                                                                               EQUITY SECURITIES IN ALL
                                                                           REGISTERED INVESTMENT COMPANIES
                                DOLLAR RANGE OF EQUITY SECURITIES           OVERSEEN BY DIRECTOR IN FAMILY
NAME OF DIRECTOR                           IN THE FUND                         OF INVESTMENT COMPANIES
----------------        ------------------------------------------------   -------------------------------
                                           INTERESTED DIRECTORS

Anne F. Pollack                               None                                       ___

Robert D. Rock             $1 - $10,000 in MainStay VP Bond Portfolio               Over $100,000
                               $1 - $10,000 in MainStay VP Capital
                                     Appreciation Portfolio
                               $1 - $10,000 in MainStay VP Common
                                        Stock Portfolio
                        $1 - $10,000 in MainStay VP Government Portfolio

Gary E. Wendlandt             $1 - $10,000 in MainStay VP High Yield
                                    Corporate Bond Portfolio                        Over $100,000
                            $1 - $10,000 in MainStay VP International
                                        Equity Portfolio
                               $1 - $10,000 in MainStay VP Mid Cap
                                        Growth Portfolio
                              $1 - $10,000 in MainStay VP Small Cap
                                   Growth Portfolio Portfolio
                           $1 - $10,000 in MainStay VP Value Portfolio

                                         NON-INTERESTED DIRECTORS

Jill Feinberg                                 None                                       None

Daniel Herrick                                None                                       None

Richard H. Nolan, Jr.                         None                                       None

Raymond Stickel, Jr.                          None                                       None

Roman L. Weil                  $1 - $10,000 in MainStay VP S&P 500                    $1-$10,000
                                         Index Portfolio

John A. Weisser, Jr.         Over $100,000 in MainStay VP High Yield                Over $100,000
                                    Corporate Bond Portfolio

COMPENSATION

          Each Director of the Fund who is not an interested person of the Fund currently receives a fee of $35,000 per year plus $4,000 for each regularly scheduled (in person) Board meeting attended, $2,000 for each telephonic meeting attended, $2,000 for each Audit Committee meeting attended and $1,500 for all other Committee meetings attended, and is reimbursed for out-of-pocket expenses incurred in connection with attending meetings. The Audit Committee Chairman receives an additional fee of $12,000 per year and each member of the Audit Committee receives an annual retainer fee of $3,000 per year. The Lead Indepenent Director receives an additional fee of $12,000 per year. No Director or officer of the Fund who is also a director, officer or employee of New York Life is entitled to any compensation from the Fund for services to the Fund. The following Compensation Table reflects all compensation paid by the Fund for the fiscal year ended December 31, 2005, for each of the following persons:

                                                      PENSION OR
                                      AGGREGATE       RETIREMENT                          TOTAL COMPENSATION
                                    COMPENSATION   BENEFITS ACCRUED   ESTIMATED ANNUAL   FROM REGISTRANT AND
                                        FROM        AS PART OF FUND     BENEFITS UPON     FUND COMPLEX PAID
NAME OF PERSON, POSITION                FUND           EXPENSES          RETIREMENT          TO DIRECTORS
------------------------            ------------   ----------------   ----------------   -------------------
Michael J. Drabb, Director+           $ 74,500             0                  0                $ 74,500
Jill Feinberg, Director               $ 90,000             0                  0                $ 90,000
Daniel Herrick, Director              $ 84,000             0                  0                $ 84,000
Richard H. Nolan, Jr.                        0             0                  0                       0
Anne F. Pollack, Director                    0             0                  0                       0
Robert D. Rock, Director                     0             0                  0                       0

Raymond Stickel, Jr.                         0             0                  0                       0
Roman L. Weil, Director*              $103,500             0                  0                $103,500
John A. Weisser, Jr., Director**      $102,000             0                  0                $102,000
Gary E. Wendlandt, Director                  0             0                  0                       0
                                                                                               --------
   TOTAL                              $454,000                                                 $454,000
                                                                                               ========

* Mr. Weil receives an additional $12,000 per year as Chairman of the Audit Committee effective January 1, 2006.

** Mr. Weisser receives an additional $12,000 per year as Lead Independent Director effective January 1, 2006.

+    Mr. Drabb resigned on November 30, 2005


                         THE MANAGER AND THE SUBADVISORS

          New York Life Investment Management LLC ("NYLIM" or the "Manager"), subject to the supervision of the Directors of the Fund and in conformity with the stated policies of each Portfolio of the Fund, administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of each Portfolio's holdings, including the purchase, retention, disposition and loan of securities. These advisory services are provided pursuant to a Management Agreement with regard to the Balanced, Conservative Allocation, , Floating Rate, Growth Allocation, Mid Cap Core, Mid Cap Growth, Mid Cap Value, Moderate Allocation, Moderate Growth Allocation and Small Cap Growth Portfolios and pursuant to Investment Advisory Agreements with regard to the rest of the Portfolios. As described more fully below, the Manager has delegated day-to-day Portfolio management responsibilities for fifteen of the Portfolios to certain Subadvisors. The Manager is a subsidiary of New York Life Insurance Company ("New York Life").

          Prior to February 13, 2001, MacKay Shields LLC ("MacKay Shields") served as the investment adviser to the Capital Appreciation, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return and Value Portfolios. On February 13, 2001, the Directors of the Fund approved a Substitution Agreement which substituted NYLIM for MacKay Shields as investment adviser to these Portfolios. The Board also approved a Subadvisory Agreement between NYLIM and MacKay Shields, under which MacKay Shields will continue to provide portfolio management services to these Portfolios.

          Prior to February 13, 2001, New York Life served as the investment adviser to the Basic Value, Income & Growth, Developing Growth and Large Cap Growth Portfolios. On February 13, 2001, the Directors of the Fund approved Substitution Agreements which substituted NYLIM for New York Life as investment adviser to these Portfolios.

          Prior to December 22, 2000, Madison Square Advisers LLC served as the investment adviser to the Bond and Common Stock Portfolios and Monitor Capital Advisers LLC served as the investment adviser to the S&P 500 Index Portfolio. On December 22, 2000, the Directors of the Fund approved Substitution Agreements which substituted NYLIM for Madison Square Advisers LLC and Monitor Capital Advisers LLC for the respective portfolios. For periods prior to May 1, 1999, New York Life served as investment adviser to the Bond and Common Stock Portfolios.

          All of the substitutions as described above did not affect the investment personnel responsible for managing the Portfolios' investments or any other aspect of the Portfolios' operations.

          Each of the Management Agreement and Investment Advisory Agreements will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors, or by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act and in a rule under the Act) and, in either case, by a majority of the Directors who are not "interested persons" of the Fund or the Manager (as that term is defined in the 1940 Act).

          The Manager has authorized any of its Directors, officers and employees who have been elected or appointed as Directors or officers of the Fund to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, the Manager bears the salaries and expenses of all of its personnel.

          Other than as imposed by law, the Management Agreement and Investment Advisory Agreements provide that the Manager shall not be liable to the Portfolios for any error of judgment by it or for any loss sustained by the Portfolio, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Agreement also provides that it shall terminate automatically if assigned, and that it may be terminated without penalty by either party upon no more than 60 days nor less than 30 days written notice.

          The Fund has filed an application with the SEC requesting an order for exemptive relief from certain provisions of the 1940 Act that require shareholder approval of subadvisory agreements and material amendments to such agreements. While there can be no assurance, the SEC has approved numerous similar applications in the past, and the Fund expects the SEC to issue the order requested by the Fund allowing the Manager to implement a manager-of-managers arrangement. In addition, the SEC has proposed a new rule under the 1940 Act, which would permit such operation without the necessity of obtaining such an order.

          Other conditions to exemptive relief may include the following: (i) the Fund would make certain disclosures in the prospectus regarding the existence, substance and effect of the order; (ii) the Fund would be required to provide an information statement to shareholders of a Portfolio containing details about the Subadvisor, the Subadvisory Agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new Subadvisor; (iii) the Board of Directors would be required to determine that any change in Subadvisors is in the best interests of the Portfolio; (iv) no Director or Officer of the Portfolio would be permitted to own any interest in a Subadvisor, subject to certain exceptions; and (v) the Manager would not enter into a Subadvisory Agreement with any affiliated Subadvisor without shareholder approval.

          The Fund and the Manager have applied for an exemptive order from the SEC that would permit the Manager greater flexibility than is currently provided by the Investment Company Act to retain investment subadvisors and modify investment subadvisory arrangements. Under the exemptive order, if granted, the Manager would continue to provide or oversee the provision of portfolio management services to the Fund and the Portfolios by one or more investment subadvisors, but would have the additional flexibility to retain investment subadvisors and materially modify investment subadvisory agreements without shareholder approval, as is currently required by the Investment Company Act. However, there can be no assurance that the SEC will grant the exemptive relief.

          Pursuant to Subadvisory Agreements between the Manager and each of American Century Investment Management, Inc., with respect to the Income & Growth Portfolio; The Dreyfus Corporation, with respect to the Basic Value Portfolio; Winslow Capital Management, Inc., with respect to Large Cap Growth Portfolio; and Lord, Abbett & Co. LLC, with respect to the Developing Growth Portfolio (each a "Subadvisor" and collectively, the "Subadvisors"), the Subadvisors have been delegated day-to-day responsibility for the investment decisions of the Portfolios. The Subadvisors, subject to the supervision of the Directors of the Fund and the Manager and in conformity with the stated policies of each of the Portfolios and the Fund, manage their respective Portfolios, including the purchase, retention, disposition and loan of securities.

          Pursuant to Subadvisory Agreements between the Manager and MacKay Shields with respect to the Capital Appreciation, Mid Cap Value, Mid Cap Growth, Small Cap Growth, Total Return, Government, High Yield Corporate Bond, International Equity, Value and Convertible Portfolios, MacKay Shields, as Subadvisor, has been delegated day-to-day responsibility for the investment decisions of the Portfolios. MacKay Shields, subject to the supervision of the Directors of the Fund and the Manager and in conformity with the stated policies of each of the Portfolios and the Fund, manages the Portfolios, including the purchase, retention, disposition and loan of securities.

          The Subadvisory Agreements will remain in effect for two years following their effective dates, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors or by a vote of the majority of the outstanding voting securities of each of the Portfolios (as defined in the 1940 Act or in a rule under the 1940 Act) and, in either case, by a majority of the Directors who are not "interested persons" of the Fund, the Manager or any Subadvisor (as the term is defined in the 1940
Act).

          As compensation for service, the Manager, not the Portfolios, pays the Subadvisors an annual fee, computed daily and paid monthly during the preceding month, at the following annual rates:

Capital Appreciation Portfolio                               0.36%
Convertible Portfolio                                        0.36%
Government Portfolio                                         0.30%
High Yield Corporate Bond Portfolio                          0.30%
International Equity Portfolio                               0.60%
Mid Cap Growth Portfolio                                    0.375%
Mid Cap Value Portfolio                                      0.35%
Small Cap Growth Portfolio                                   0.50%
Total Return Portfolio                                       0.32%
Value Portfolio                                              0.36%

Income & Growth Portfolio                     0.40% on assets up to $100 million,
                                       0.35% on assets from $100 million to $200 million,
                                               0.30% on assets over $200 million.

Basic Value Portfolio                         0.45% on assets up to $250 million,
                                               0.40% on assets over $250 million.

Large Cap Growth Portfolio*                   0.40% on assets up to $250 million,
                                      0.35% on assets from $250 million to $500 million,

                                       0.30% on asset from $500 million to $750 million,
                                       0.25% on assets from $750 million to $1 billion,
                                                0.20% on assets over $1billion*

Developing Growth Portfolio               0.50% on the first $200 million in assets,
                                      0.45% on assets from $200 million to $500 million,
                                       0.425% on assets from $500 million to $1 billion,
                                               0.40% on assets above $1 billion.

* On the average daily net asset value of all Winslow-serviced assets in all investment companies managed by the Manager, including the Large Cap Growth Fund, a series of The MainStay Funds.

          For the years ended December 31, 2005, December 31, 2004 and December 31, 2003, the amount of advisory fees paid by the Fund to the Manager and its affiliates and the amount of Subadvisory fees paid by the Manager and its affiliates to the Subadvisors is indicated in the following table. All amounts were paid to the Manager or its affiliates except for aSubadvisory fees paid to American Century Investment Management, Inc., The Dreyfus Corporation, Winslow Capital Management, Inc., and Lord, Abbett & Co., LLC in respect to the Portfolios they sub-advise.

                                            SUB-                      SUB-                      SUB-
                             ADVISORY     ADVISORY     ADVISORY     ADVISORY     ADVISORY     ADVISORY
                               FEES         FEES         FEES         FEES          FEES        FEES
        PORTFOLIO            PAID 2005    PAID 2005    PAID 2004    PAID 2004    PAID 2003    PAID 2003
        ---------           ----------   ----------   ----------   ----------   ----------   ----------
Balanced**                                            $      N/A   $      N/A   $      N/A   $      N/A
Basic Value                                              497,312*     372,984      321,903*     241,427
Bond                                                   1,216,915          N/A    1,299,431          N/A
Capital Appreciation                                   3,544,528*   3,544,528    3,244,984    3,244,984
Common Stock                                           2,232,387          N/A    1,919,245          N/A
Convertible                                            1,246,430*   1,246,430      885,729*     885,729
Developing Growth                                        280,929*     234,107      182,109*     157,757
Floating Rate**                                              N/A          N/A          N/A          N/A
Government                                             1,003,220*   1,003,220    1,361,795*   1,361,795
High Yield Corporate Bond                              3,817,867*   3,817,867    2,759,638*   2,759,638
Income & Growth                                          409,074*     327,260      304,459*     243,567
International Equity                                     890,129*     890,129      458,478*     458,478
Large Cap Growth***                                      755,577*     604,461      669,824*     535,860
Mid Cap Core **                                          902,871          N/A      348,251          N/A
Mid Cap Growth **                                      1,083,456*     541,728      364,486*     182,243
Mid Cap Value **                                       1,593,894*     796,947      770,062*     385,031
S&P 500 Index                                          1,337,447*         N/A    1,074,579          N/A
Small Cap Growth**                                     1,301,178*     650,584      580,404*     290,202
Total Return                                           1,794,615*   1,794,615*   1,663,166*   1,663,166*
Value                                                  1,835,097*   1,835,097*   1,294,710*   1,294,710*

*    Gross management fee - includes Subadvisory fee.

** Management fee includes administration fee, discussed below under "Administrative Services."

*** For the period prior to August 15, 2005, $_______ was paid to Eagle Asset Management, Inc. as Subadvisor to the portfolio.

          Aggregate management and Subadvisory fees paid to the Manager and its affiliates for the years ended December 31, 2005, December 31, 2004 and December 31, 2003 were $____, $18,954,007 and $19,451,198, respectively.

          The Manager has voluntarily agreed to waive its Advisory Fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million for the Basic Value Portfolio. For the year ended December 31, 2005 the Manager waived $____ of its management fee for the Basic Value Portfolio.

          [RECOUPED AMOUNT(S) LANGUAGE TO BE INSERTED IN THIS SECTION]

                             ADMINISTRATIVE SERVICES

          The Manager provides administrative services to each of the Portfolios. These services are provided to the Balanced, Conservative Allocation, Floating Rate, Growth Allocation, Mid Cap Core, Mid Cap Growth, Mid Cap Value, Moderate Allocation, Moderate Growth Allocation and Small Cap Growth Portfolios, pursuant to the Management Agreement referenced above. These services are provided to the other Portfolios pursuant to a separate Administrative Agreement.

          The Manager has authorized any of its Directors, officers and employees who have been elected or appointed as Directors or officers of the Fund to serve in the capacities in which they have been elected or appointed. In connection with its administration of the business affairs of the Portfolios, and except as indicated in the Prospectus, the Manager bears the following expenses:

               (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Directors not affiliated with the Manager or the Subadvisors; and

               (b) all expenses incurred by the Manager in connection with administering the ordinary course of the Portfolios' business, other than those assumed by the Fund.

          Prior to February 13, 2001, New York Life Insurance and Annuity Corporation ("NYLIAC") served as administrator for the Portfolios and NYLIAC retained MainStay Management LLC, an affiliate, as subadministrator. On February 13, 2001, the Board of Directors of the Fund approved a Substitution Agreement which substituted NYLIM for NYLIAC as Administrator to the Fund. Additionally, the Board terminated the Sub-Administration Agreement with MainStay Management LLC.

          Under a separate agreement, New York Life has granted the Portfolios the right to use the "New York Life" name and service marks and has reserved the right to withdraw its consent to the use of such name and marks by the Fund at any time, and to grant the use of such name and marks to other users.

          During the last three calendar years, the Portfolios paid administration fees to the Administrator as follows:

                                                         AMOUNT OF
                                                 ADMINISTRATIVE FEES PAID
                               -------------------------------------------------------------
                               FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE PERIOD FROM
          PORTFOLIO                 12/31/05             12/31/04         6/2/03 TO 12/31/03
          ---------            ------------------   ------------------   -------------------
Balanced+*                                                     N/A                  N/A
Bond                                                       973,532            1,039,545
Capital Appreciation                                     1,969,182            1,802,769
Common Stock                                             1,785,910            1,535,396
Conservative Allocation**                                      N/A                  N/A
Convertible                                                692,461              492,072
Floating Rate+*                                                N/A                  N/A
Government                                                 668,813              907,864
Growth Allocation**                                            N/A                  N/A
High Yield Corporate Bond                                2,545,244            1,839,759
International Equity                                       296,710              152,826
Mid Cap Core+                                                    0                    0
Mid Cap Growth+                                                  0                    0
Mid Cap Value+                                                   0                    0
Moderate Allocation**                                          N/A                  N/A
Moderate Growth Allocation**                                   N/A                  N/A
Small Cap Growth +                                               0                    0
S&P 500 Index                                            2,674,893            2,149,159
Total Return                                             1,121,634            1,039,479
Value                                                    1,019,498              719,283
Income & Growth                                            163,630              121,784
Basic Value                                                165,771              107,301
Large Cap Growth                                           302,231              267,930
Developing Growth                                           93,643               60,703

+    Administration fee of .20% reflected in advisory fee table on page __.

* No fees were paid on behalf of the Balanced and Floating Rate Portfolios for the years ended December 31, 2003 and December 31, 2004, as they had not commenced operations until May 2, 2005.

** No fees were paid on behalf of the Asset Allocation Portfolios for the years ended December 31, 2003, December 31, 2004 and December 31, 2005 as they had not commenced operations until February 13, 2006.

                                THE DISTRIBUTOR

          NYLIFE Distributors LLC, a limited liability corporation organized under the laws of Delaware, serves as the distributor (the "Distributor") of the Fund for the Service Class shares of the Portfolios pursuant to a Distribution and Service Agreement, dated May 13, 2003, as amended December 22, 2005. The Distributor is not obligated to sell any specific amount of the Service Class shares, and receives no compensation from the Fund or the Portfolios under the Distribution and Service Agreement.

          The Distribution and Service Agreement is subject to annual approval by the Board. The

Distribution and Service Agreement is terminable with respect to a Portfolio at any time, without payment of a penalty, by vote of a majority of the Independent Directors upon 30 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of that Portfolio, upon 30 days' written notice to the Distributor, or by the Distributor, upon 30 days' written notice to the Fund. The Distribution and Service Agreement will terminate in the event of its assignment.

          The shares of each Portfolio are offered continuously, although each Portfolio reserves the right to suspend or terminate such offering at any time. The Distribution and Service Agreement for the Service Class shares of the Portfolios was initially approved by the Board, including a majority of the independent Directors, at an in-person meeting held on [December 3, 2004.]

DISTRIBUTION AND SERVICE PLAN

          For each of the Portfolios offering Service Class shares, the Fund has adopted a Distribution and Service Plan for the Service Class shares pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, each Portfolio's Service Class shares pays a monthly distribution and service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to the Portfolio's Service Class shares as compensation for distribution activities and shareholder services with respect to Service Class shares. The distribution and service fee may be retained by the Distributor or used by the Distributor to pay third parties, including insurance companies, broker-dealers and other financial institutions and organizations (a) for servicing shareholder accounts, including retention or payment of a continuing fee which may accrue immediately after the sale of shares; and (b) for services in connection with any activities or expenses primarily intended to result in the sale of the Service Class shares of the Portfolios, including, but not limited to, retention or payment of compensation, to provide or obtain various distribution-related and/or administrative services for the Service Class shares. These services may include, among other things, processing new Policy account applications, preparing and transmitting to the Portfolio's Transfer Agent computer processable tapes of all transactions by Policy Owners and serving as the primary source of information to Policy Owners in answering questions concerning the Service Class shares and their transactions with the Service Class shares. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature, training and educating agents, and other promotional activities on behalf of the Service Class shares of the Portfolios. In addition, the 12b-1 Plan authorizes payment by the Service Class shares of the cost of preparing, printing and distributing Service Class Prospectuses and Statements of Additional Information to prospective Policy Owners and of implementing and operating the Plan.

          Because the distribution and service fee is paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of an investment in Service Class shares and may cost a Service Class shareholder more than paying other types of sales charges. The 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of the 12b-1 Plan. If the 12b-1 Plan for Service Class shares of a Portfolio is terminated, the Service Class will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. The 12b-1 Plan may be terminated only by specific action of the Board or shareholders.

          The 12b-1 Plan shall continue in effect from year to year with respect to a Portfolio, provided such continuance is approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of the Service Class shares of the Portfolio (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the independent Directors. No 12b-1 Plan may be amended with respect to a Portfolio to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Service Class of the Portfolio, and all material amendments of the 12b-1 Plan must also be approved by the Directors in the manner described above. The 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the independent Directors, or by a vote of a majority of the outstanding voting securities of the affected Service Class of a Portfolio (as defined in the 1940 Act), on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Directors who are not such interested persons has been committed to those Directors who are not such interested persons. The Directors have determined that, in their judgment, there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund, the Service Class shares of each Portfolio, and their respective shareholders. Pursuant to the 12b-1 Plan, the Distributor shall provide the Fund for review by the Board, and the Board shall review at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purpose for which such expenditures were made.

          For the years ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively, the Fund paid distribution and service fees pursuant to the 12b-1 Plan as follows:

                                                       AMOUNT OF FEES PAID
                                                           PURSUANT TO
                                                           12B-1 PLAN
                               ------------------------------------------------------------------
                               FOR THE YEAR ENDED   FOR THE YEAR ENDED   PERIOD FROM JUNE 2, 2003
          PORTFOLIO                 12/31/05             12/31/04          TO DECEMBER 31, 2003
          ---------            ------------------   ------------------   ------------------------
Balanced*                                                     N/A                     N/A
Bond                                                     $103,087                 $12,080
Capital Appreciation                                     $ 82,105                 $ 8,680
Common Stock                                             $155,602                 $ 5,695
Conservative Allocation**                                     N/A                     N/A
Convertible                                              $125,060                 $12,441
Floating Rate*                                                N/A                     N/A
Government                                               $ 68,669                 $ 9,089
Growth Allocation**                                           N/A                     N/A
High Yield Corporate Bond                                $422,254                 $43,402
International Equity                                     $ 66,825                 $ 4,403
Mid Cap Core                                             $ 58,683                 $ 4,740
Mid Cap Growth                                           $102,817                 $ 8,417
Mid Cap Value                                            $109,059                 $ 8,901
Moderate Allocation**                                         N/A                     N/A
Moderate Growth Allocation**                                  N/A                     N/A
Small Cap Growth                                         $ 86,187                 $ 7,066
S&P 500 Index                                            $225,522                 $20,938
Total Return                                             $ 65,289                 $ 6,161
Value                                                    $ 89,863                 $ 7,850
Income & Growth                                          $ 24,708                 $ 2,088
Basic Value                                              $ 38,161                 $ 3,076
Growth                                                   $ 34,163                 $ 3,940
Developing Growth                                        $ 25,256                 $ 2,408

* No fees were paid on behalf of the Balanced and Floating Rate Portfolios for the years ended December 31, 2003 and December 31, 2004, as they had not commenced operations until May 2, 2005.

** No fees were paid on behalf of the Asset Allocation Portfolios for the years ended December 31, 2003, December 31, 2004 and December 31, 2005 as they had not commenced operations until February 13, 2006.

          For the year ended December 31, 2005, the following amounts were spent for distribution-related activities with respect to the Service Class shares of each Portfolio:

                        SERVICE CLASS EXPENSE CATEGORIES
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                                         APPROXIMATE
                                               PRINTING AND                                                             TOTAL AMOUNT
                                                 MAILING                                                                  SPENT BY
                                             PROSPECTUSES TO   COMPENSATION                                                NYLIFE
                                  SALES         OTHER THAN          TO        COMPENSATION                              DISTRIBUTORS
                              MATERIAL AND       CURRENT       DISTRIBUTION     TO SALES     COMPENSATION TO            WITH RESPECT
                               ADVERTISING     SHAREHOLDERS      PERSONNEL      PERSONNEL     BROKER DEALERS   OTHER*      TO FUND
                              ------------   ---------------   ------------   ------------   ---------------   ------   ------------
Basic Value
Balanced
Bond
Capital Appreciation
Common Stock
Conservative Allocation*
Convertible
Developing Growth
Floating Rate
Government
Growth Allocation*
Large Cap Growth
High Yield Corporate Bond
Income & Growth
International Equity
Mid Cap Core
Mid Cap Growth
Mid Cap Value
Moderate Allocation*
Moderate Growth Allocation*
Small Cap Growth
S&P 500 Index
Total Return
Value
TOTAL

* Other includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies inforce. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

** No fees were paid on behalf of the Asset Allocation Portfolios for the year ended December 31, 2005 as they had not commenced operations until February 13, 2006.

          For the year ended December 31, 2004, the following amounts were spent for distribution-related activities with respect to the Service Class shares of each Portfolio:

                        SERVICE CLASS EXPENSE CATEGORIES
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                                    APPROXIMATE
                                           PRINTING AND                                                            TOTAL AMOUNT
                                             MAILING                                                                 SPENT BY
                                         PROSPECTUSES TO  COMPENSATION                                                NYLIFE
                               SALES        OTHER THAN         TO       COMPENSATION                               DISTRIBUTORS
                           MATERIAL AND      CURRENT      DISTRIBUTION    TO SALES    COMPENSATION TO              WITH RESPECT
                            ADVERTISING    SHAREHOLDERS     PERSONNEL     PERSONNEL    BROKER DEALERS    OTHER*       TO FUND
                           ------------  ---------------  ------------  ------------  ---------------  ----------  ------------
Basic Value                 $  107,731       $  7,213      $  211,708    $   358,763     $   30,308    $  109,610   $   825,333
Balanced**                          NA             NA              NA             NA             NA            NA            NA
Bond                        $  291,183       $ 19,497      $  572,219    $   969,690     $   81,919    $  296,263   $ 2,230,771
Capital Appreciation        $  237,337       $ 15,557      $  456,577    $   773,722     $   65,364    $  236,390   $ 1,779,946
Common Stock                $  157,621       $ 10,554      $  309,749    $   524,905     $   44,344    $  160,370   $ 1,207,542
Convertible                 $  353,577       $ 23,675      $  694,832    $ 1,177,473     $   99,473    $  359,745   $ 2,708,775
Developing Growth           $   71,363       $  4,778      $  140,240    $   237,652     $   20,077    $   72,608   $   546,718
Floating Rate**                     NA             NA              NA             NA             NA            NA            NA
Government                  $  193,811       $ 12,977      $  380,869    $   645,426     $   54,526    $  197,193   $ 1,484,802
Large Cap Growth            $   97,613       $  6,536      $  191,825    $   325,070     $   27,462    $   99,316   $   747,823
High Yield Corporate Bond   $1,192,690       $ 79,860      $2,343,816    $ 3,971,866     $  335,543    $1,213,497   $ 9,137,272
Income & Growth             $   69,507       $  4,654      $  136,591    $   231,469     $   19,554    $   70,719   $   532,494
International Equity        $  186,937       $ 12,517      $  367,361    $   622,535     $   52,592    $  190,199   $ 1,432,140
Mid Cap Core                $  168,028       $ 11,050      $  324,304    $   549,571     $   46,428    $  167,907   $ 1,264,287
Mid Cap Growth              $  289,791       $ 19,404      $  569,483    $   965,054     $   81,528    $  294,846   $ 2,220,106
Mid Cap Value               $  305,721       $ 20,470      $  600,788    $ 1,018,104     $   86,009    $  311,054   $ 2,342,147
Small Cap Growth            $  243,081       $ 16,276      $  477,691    $   809,502     $   68,387    $  247,322   $ 1,862,259
S&P 500 Index               $  636,717       $ 42,633      $1,251,245    $ 2,120,378     $  179,130    $  647,824   $ 4,877,927
Total Return                $  184,822       $ 12,375      $  363,202    $   615,488     $   51,996    $  188,046   $ 1,415,930
Value                       $  253,112       $ 16,948      $  497,404    $   842,908     $   71,209    $  257,528   $ 1,939,109
TOTAL                       $5,032,640       $336,975      $9,889,903    $16,759,576      1,415,849    $5,120,437   $38,555,380

* Other includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies inforce. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

** No fees were paid on behalf of the Balanced and Floating Rate Portfolios for the year ended December 31, 2004 as they had not commenced operations until May 2, 2005.

          For the period from June 2, 2003 to December 31, 2003, it is estimated that the following amounts were spent for distribution-related activities with respect to the Service Class shares of each Portfolio:

                        SERVICE CLASS EXPENSE CATEGORIES
                        JUNE 2, 2003 TO DECEMBER 31, 2003

                                                                                                                    APPROXIMATE
                                           PRINTING AND                                                            TOTAL AMOUNT
                                             MAILING                                                                 SPENT BY
                                         PROSPECTUSES TO  COMPENSATION                                                NYLIFE
                               SALES        OTHER THAN         TO       COMPENSATION                               DISTRIBUTORS
                           MATERIAL AND      CURRENT      DISTRIBUTION    TO SALES    COMPENSATION TO              WITH RESPECT
                            ADVERTISING    SHAREHOLDERS     PERSONNEL     PERSONNEL    BROKER DEALERS    OTHER*       TO FUND
                           ------------  ---------------  ------------  ------------  ---------------  ----------  ------------
Convertible                 $  202,157       $ 11,985      $  344,517    $  586,843      $   84,029    $  197,706   $ 1,427,237
Government                     147,689          8,756         251,694       428,729          61,389       144,438     1,042,695
High Yield Corporate Bond      705,255         41,812       1,201,904     2,047,294         293,148       689,730     4,979,143
International Equity            71,542          4,241         121,923       207,680          29,737        69,967       505,090
Mid Cap Core                    77,021          4,566         131,260       223,585          32,015        75,326       543,773
Mid Cap Growth                 136,774          8,109         233,092       397,044          56,852       133,764       965,635
Small Cap Growth               114,817          6,808         195,672       333,304          47,725       112,289       810,615
Total Return                   100,116          5,936         170,619       290,628          41,614        97,911       706,824
Value                          127,549          7,562         217,371       370,265          53,018       124,742       900,507
Bond                           196,298         11,638         334,533       569,834          81,594       191,977     1,385,874
Income & Growth                 33,921          2,011          57,809        98,471          14,100        33,175       239,487
Basic Value                     49,977          2,963          85,171       145,078          20,773        48,876       352,838
Growth                          64,024          3,796         109,111       185,857          26,612        62,614       452,014
Developing Growth               39,136          2,321          66,696       113,608          16,267        38,275       276,303
Capital Appreciation           141,042          8,362         240,366       409,434          58,626       137,938       995,768
Common Stock                    92,540          5,486         157,708       268,637          38,466        90,503       653,340
Mid Cap Value                  144,641          8,575         246,498       419,880          60,122       141,457     1,021,173
S&P 500 Index                  340,228         20,171         579,821       987,653         141,420       332,739     2,402,032
   TOTAL                    $2,784,727       $165,098      $4,745,765    $8,083,824      $1,157,507    $2,723,427   $19,660,348

* Other includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies inforce. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

                           EXPENSES BORNE BY THE FUND

          Except for the expenses to be paid by the Manager as described in the Prospectus, the Fund, on behalf of each Portfolio, is responsible under its Management Agreement for the payment of expenses related to each Portfolio's operations, including: (1) the fees payable to the Manager; (2) the fees and expenses of Directors who are not affiliated with the Manager or the Subadvisors; (3) certain fees and expenses of the Fund's custodians; (4) the charges and expenses of the Fund's legal counsel and independent accountants;
(5) brokers' commissions and any issue or transfer taxes chargeable to the Fund, on behalf of a Portfolio, in connection with its securities transactions; (6) the fees of any trade association of which a Portfolio or the Fund is a member;
(7) the cost of share certificates representing shares of a Portfolio; (8) reimbursement of a portion of the organization expenses of a Portfolio and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Portfolio's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Portfolio to federal, state or other governmental agencies; and (13) costs associated with the pricing of the Portfolios' shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

                      PROXY VOTING POLICIES AND PROCEDURES

          It is the Fund's policy that proxies received by the Fund are voted in the best interests of the Fund's shareholders. The Board of Directors of the Fund has adopted Proxy Voting Policies and Procedures for the Fund that delegate all responsibility for voting proxies received relating to the Fund's portfolio securities to the Manager, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Fund are voted in the best interests of the Fund and its shareholders. Where the Fund has retained the services of a Subadvisor to provide day-to-day portfolio management for a Portfolio, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Fund's Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Fund may revoke all or part of this delegation (to the Manager and/or Subadvisor as applicable) at any time by a vote of the Board.

          MANAGER'S PROXY VOTING GUIDELINES. To assist the Manager in approaching proxy voting decisions for the Fund and its other clients, the Manager has adopted proxy voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected Institutional Shareholder Services ("ISS") - an unaffiliated third-party proxy research and voting service - to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Fund's portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

          The following examples illustrate the Manager's Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

          Board of Directors. The Manager will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. In a contested election of directors, the Manager will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager generally supports proposals to fix the board size or designate a range for the board size, proposals to repeal classified boards or elect all directors annually. The Manager also supports proposals seeking that a majority or more of the board be independent. The Manager generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

          Antitakeover Defenses and Voting Related Issues. The Manager generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent;

          and proposals to lower supermajority vote requirements. The Manager generally votes against proposals to restrict or prohibit shareholder ability to call special meetings of shareholder and proposals giving the board exclusive authority to amend the bylaws.

          Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights and against proposals to create a new class of common stock with superior voting rights.

          Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager will support proposals seeking additional information regarding compensation, but will vote against proposals that set absolute levels on compensation or dictate amount or form of compensation.

          CONFLICTS OF INTEREST. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Fund's and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than to vote proxies in its sole discretion. In these cases, the Manager may; (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Fund's Board, a designated Board committee or a representative of either, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Fund's Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself. As part of its delegation of proxy voting responsibility to the Manager, the Fund also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures such as the one just described. If the Manager chooses to override a voting recommendation made by ISS, the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

          The Manager has retained voting authority for the following
Portfolios: Balanced, Bond, Common Stock, Floating Rate, Mid Cap Core, S&P 500 Index, Conservative Allocation, Moderate Allocation, Moderate Growth Allocation and Growth Allocation.

          SUBADVISOR PROXY VOTING GUIDELINES. With respect to the Capital Appreciation, Convertible, Mid Cap Value, Mid Cap Growth, Small Cap Growth, Government, High Yield Corporate Bond, International Equity, Total Return and Value Portfolios, the Manager has delegated proxy voting authority to the Portfolios' Subadvisor, MacKay Shields. With respect to the Income & Growth Portfolio, the Manager has delegated proxy voting authority to the Portfolio's Subadvisor, American Century Investment Management, Inc. With respect to the Basic Value Portfolio, the Manager has delegated proxy voting authority to the Portfolio's Subadvisor, The Dreyfus Corporation. With respect to the Developing Growth Portfolio, the Manager has delegated proxy voting authority to the Portfolio's Subadvisor, Lord, Abbett & Co. LLC.

          Summaries of each Subadvisor's proxy voting policies and procedures are provided at Appendix B.

          FUND'S PROXY VOTING RECORD. The Fund is required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available on the MainStay Fund's website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

          The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Fund. Under these policies, the Manager publicly discloses the complete schedule of each Portfolio's portfolio holdings, as reported at month-end, no earlier than the first business day falling 30 days after the month's end and will publicly disclose each Portfolio's top ten holdings no earlier than the first business day falling 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of a Portfolio's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Fund's website at www.mainstayfunds.com or by calling the Fund at 1-800-598-2019.

          In addition, the Manager may share the Portfolio's non-public portfolio holdings information with Subadvisors, pricing services and other service providers, including Investors Bank & Trust Company, to the Fund, who require access to such information in order to fulfill their contractual duties to the Fund. The Manager may also disclose non-public information regarding a Portfolio's holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer and the Manager's Chief Investment Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Directors at the next regularly scheduled board meeting. All non-public portfolio holdings information is provided pursuant to a confidentiality agreement.

          All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide, among other things, that the recipient (1) will limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential; (2) will implement procedures to monitor compliance by its employees with the terms of the confidentiality agreement; and (3) upon written request from the Manager or the Fund, will promptly return or destroy the information.

          In connection with its management of the Asset Allocation Portfolios, the Manager may have access to non-public information regarding the Portfolios' portfolio holdings information and may use such information in making decisions regarding investments of the Asset Allocation Portfolios in the Portfolios. In all other cases, employees of the Manager who have access to non-public information regarding the Portfolios' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

          Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Portfolios' shareholders and the Portfolios' Manager, Subadvisor, distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Independent Directors or a majority of a Board committee consisting solely of Independent Directors approves such disclosure. The Fund, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board.

                               PORTFOLIO MANAGERS

          Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Information rearding these other accounts, as of December 31, 2005 is set forth below:


                                                                          NUMBER OF OTHER ACCOUNTS MANAGED
                                                                             AND ASSETS BY ACCOUNT TYPE
                                                            -----------------------------------------------------------
                                                                REGISTERED          OTHER POOLED
      PORTFOLIO                                                 INVESTMENT           INVESTMENT             OTHER
       MANAGER         FUNDS MANAGED BY PORTFOLIO MANAGER        COMPANY              VEHICLES             ACCOUNTS
      ---------        ----------------------------------   -----------------   -------------------   -----------------
Rupal J. Bhansali      International Equity Portfolio                  1 RIC,                    0          5 Accounts,
                                                            $     225,661,838                         $     876,208,044
                                                                      4 RICs,
Kurt Borgwardt         Income & Growth Portfolio            $6,811,375,604.89                    0                    0
Rudolph C. Carryl      Capital Appreciation, Mid Cap                  5 RICs,                    0         43 Accounts,
                       Growth,
                       Small Cap Growth and Total Return    $   1,809,296,576                    0    $   2,013,672,297
                       Portfolios
William E. Costello    Basic Value Portfolio                $1,127,512,152.79                    0    $     575,956,227
Robert H. Dial         Floating Rate Portfolio                          1 RIC                               7 Accounts,
                                                            $     448,892,839                    0    $   2,054,885,014
Duane Eatherly         Large Cap Growth Portfolio                      4 RICs                    0        113 Accounts,
                                                            $     443,426,587                         $       7,387,443
Robert J. Eastman      Basic Value Portfolio                $1,127,512,152.79                    0    $     575,956,227
Tony H. Elavia         Balanced Portfolio
Brian C. Ferguson      Basic Value Portfolio                $1,127,512,152.79                         $     575,956,227
Harvey Fram            Common Stock and                               2 RICs,                    0         11 Accounts,
                       MidCap Core Portfolios               $1,127,512,152.79                         $     575,956,227
Gary Goodenough        Government                                     4 RICs,          2 Accounts,         49 Accounts,
                       Total Return                         $     758,991,524      $103,806,051.99    $4,808,259,006.82
Christopher Harms      Total Return Portfolio                         2 RICs,                    0          6 Accounts,
                                                            $     342,354,979                         $     152,858,326
J. David Macey         Basic Value Portfolio                $1,127,512,152.79                    0    $     575,956,227
Anthony Malloy         Floating Rate Portfolio                         1 RIC,                    0           7 Accounts
                                                            $     448,892,839                         $   2,054,885,014
Donald E. Morgan       High Yield Corporate                           3 RICs,           6 Accounts,        47 Accounts,
                       Bond Portfolio                       $   2,757,769,144    $2,861,801,193.90    $    13,849556712
F. Thomas O'Halloran   Developing Growth Portfolio                     3 RICs                    0        309 Accounts,
                                                            $          1,164.                         $           257.0
Francis J. Ok          S&P 500 Index Portfolio                         2 RICs                    0          6 Accounts,

                                                                         NUMBER OF ACCOUNTS AND ASSETS
                                                                         FOR WHICH THE ADVISORY FEE IS
                                                                             BASED ON PERFORMANCE
                                                            ------------------------------------------------
                                                            REGISTERED     OTHER POOLED
      PORTFOLIO                                             INVESTMENT      INVESTMENT           OTHER
       MANAGER         FUNDS MANAGED BY PORTFOLIO MANAGER     COMPANY        VEHICLES           ACCOUNTS
      ---------        ----------------------------------   ----------   ---------------   -----------------
Rupal J. Bhansali      International Equity Portfolio                0                 0         3 Accounts,
                                                                                           $     384,937,597

Kurt Borgwardt         Income & Growth Portfolio                     0                 0                   0
Rudolph C. Carryl      Capital Appreciation, Mid Cap
                       Growth,                                       0                 0         2 Accounts,
                       Small Cap Growth and Total Return             0                 0         $13,776,044
                       Portfolios
William E. Costello    Basic Value Portfolio                         0                 0                   0
Robert H. Dial         Floating Rate Portfolio

Duane Eatherly         Large Cap Growth Portfolio

Robert J. Eastman      Basic Value Portfolio                         0                 0                   0
Tony H. Elavia         Balanced Portfolio
Brian C. Ferguson      Basic Value Portfolio                         0                 0                   0
Harvey Fram            Common Stock and                              0                 0                   0
                       MidCap Core Portfolios
Gary Goodenough        Government                                    0                 0         5 Accounts,
                       Total Return                                                        $1,131,413,710.48
Christopher Harms      Total Return Portfolio                        0                 0                   0

J. David Macey         Basic Value Portfolio                         0                 0                   0
Anthony Malloy         Floating Rate Portfolio                       0                 0                   0

Donald E. Morgan       High Yield Corporate                          0       2 Accounts,         3 Accounts,
                       Bond Portfolio                                    $912,229,355.00   $  263,787,747.97
F. Thomas O'Halloran   Developing Growth Portfolio                   0                 0                   0

Francis J. Ok          S&P 500 Index Portfolio                       0                 0                   0


                                                                        NUMBER OF OTHER ACCOUNTS MANAGED
                                                                           AND ASSETS BY ACCOUNT TYPE
                                                            --------------------------------------------------------
                                                                REGISTERED          OTHER POOLED
      PORTFOLIO                                                 INVESTMENT           INVESTMENT            OTHER
       MANAGER         FUNDS MANAGED BY PORTFOLIO MANAGER        COMPANY              VEHICLES           ACCOUNTS
      ---------        ----------------------------------   -----------------   -------------------   --------------
                                                            $   2,060,978,946                         $1,419,774,087
Michael J. Pagano      Bond Portfolio                                  1 RIC,                    0       7 Accounts,
                                                            $     448,892,839                         $2,054,885,014
Ashi Parikh            Large Cap Growth Portfolio                      6 RICs           2 Accounts      310 Accounts
                                                            $     646,143,567          $26,652,881       747,978,436
J. Matthew Philo       High Yield                                      1 RIC,                    0                 0
                       Corporate Bond Portfolio             $   1,443,720,338
Joseph Portera         Government Portfolio                            1 RIC,           1 Account,      17 Accounts,
                                                            $     315,931,913        $1,180,679.36    $77,212,949.61
Richard A. Rosen       Mid Cap Value, Value,                          4 RICs,                    0      30 Accounts,
                       Total Return Portfolios              $   1,299,142,993                         $1,458,236,254
Joan M. Sabella        Balanced Portfolio

John Schniedwind       Income & Growth Portfolio                       5 RICs                    0                 0
                                                            $7,007,458,039.54

Donald F. Serek        Bond Portfolio                                   1 RIC                    0       9 Accounts,
                                                            $     482,765,898                         $1,928,734,688
Mark T. Spellman       Mid Cap Value, Mid Cap                         2 RICs,                    0       8 Accounts,
                       Growth, Total Return                 $     477,969,466                         $  462,444,701
                       Convertible Portfolios               $   2,177,728,344                         $2,013,672,297
Edward Silverstein     Convertible Portfolio                           1 RIC,                    0      10 Accounts,
                                                            $     368,431,768                         $  783,152,419
Edmund C. Spelman      Capital Appreciation, Convertible,
                       Mid Cap Growth, Small Cap Growth,              6 RICs,                           43 Accounts,
                       Total Return Portfolios              $   2,177,728,344                    0    $2,013,672,297
Thomas Volpe, Jr.      Bond Portfolio                                  1 RIC,                    0                 0
                                                            $     482,756,898
                                                                       4 RICs,
Zili Zhang             Income & Growth Portfolio            $6,811,375,604.89                    0                 0

                                                                    NUMBER OF ACCOUNTS AND ASSETS
                                                                    FOR WHICH THE ADVISORY FEE IS
                                                                        BASED ON PERFORMANCE
                                                            -------------------------------------------
                                                            REGISTERED     OTHER POOLED
      PORTFOLIO                                             INVESTMENT      INVESTMENT        OTHER
       MANAGER         FUNDS MANAGED BY PORTFOLIO MANAGER     COMPANY        VEHICLES        ACCOUNTS
      ---------        ----------------------------------   ----------   ---------------   ------------

Michael J. Pagano      Bond Portfolio                                0                 0              0

Ashi Parikh            Large Cap Growth Portfolio                    0                 0              0

J. Matthew Philo       High Yield                                    0                 0              0
                       Corporate Bond Portfolio
Joseph Portera         Government Portfolio                          0                 0    3 Accounts,
                                                                                           $108,871,758
Richard A. Rosen       Mid Cap Value, Value,                         0                 0    2 Accounts,
                       Total Return Portfolios                                             $217,647,380
Joan M. Sabella        Balanced Portfolio

John Schniedwind       Income & Growth Portfolio                     0                 0              0

Donald F. Serek        Bond Portfolio                                0                 0              0

Mark T. Spellman       Mid Cap Value, Mid Cap                        0                 0    2 Accounts,
                       Growth, Total Return                                                $217,647,380
                       Convertible Portfolios                                              $ 13,776,044
Edward Silverstein     Convertible Portfolio                         0                 0    2 Accounts,
                                                                                           $659,898,591
Edmund C. Spelman      Capital Appreciation, Convertible,
                       Mid Cap Growth, Small Cap Growth,
                       Total Return Portfolios                       0                 0    2 Accounts,
                                                                                           $ 13,776,044
Thomas Volpe, Jr.      Bond Portfolio                                0                 0              0

Zili Zhang             Income & Growth Portfolio                     0                 0              0

     A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

     - The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

     - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

     - A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

     - An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

          To address potential conflicts of interest, NYLIM and each Subadvisor has adopted allocation policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

NYLIM

          Certain employees of the Manager such as portfolio managers and other investment personnel may be responsible for managing investments in the Funds as well as investments held by various other accounts, which may include separate accounts and unregistered investment companies. Consequently conflicts may arise between the interest of the Adviser and/or Subadvisor in its investment management activities related to the funds and potentally its interest in its investment management activities related to various other accounts it manages. Such conflicts principally arise with respect to the allocation of investment opportunites and performance-based compensation arrangements of the Funds and other managed accounts.

          To address potential conflicts of interest between the clients and the Manager, NYLIM has developed Aggregation and Allocation Policies and Procedures (trading costs and investment opportunities) and a Code of Ethics (Personal Trading) to assist and guide the portfolio manaers and other investment personnel when faced with a conflict. Although the Manager has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunites are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

MACKAY SHIELDS LLC

          Certain portfolio managers who are responsible for managing certain instiutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the funds because they use techniques that are not permitted for the funds, such as short sales and leveraging. (Note that this conflict only arises with regards to the Funds that have a High Yield component).

          To address potential conflicts of interest between the clients and the Adviser, MacKay Shields LLC has developed Allocation Procedures, a Code of Ethics and Policy and Procedures for Portfolio Management and Trades in Securities, to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Adviser has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunites are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

          American Century has adopted policies and procedures that are designed to minimize the effects of conflicts that may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities.

          Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

          For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

          American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

          Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

THE DREYFUS CORPORATION

          When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, TBCAM does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. TBCAM has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. TBCAM has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

          A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of TBCAM generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, TBCAM will place the order in a manner intended to result in as favorable a price as possible for such client.

          A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if TBCAM receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts, is not a factor in determining the portfolio manager's compensation.

          A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. TBCAM imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

          If the different accounts have materially and potentially conflicting investment objections or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. To mitigate the conflict in this scenario TBCAM has in place a distinct procedure that must be complied with before shorting a stock held in a long only portfolio managed by the same portfolio manager. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

WINSLOW CAPITAL MANAGEMENT, INC.

          Winslow Capital offers only one investment product, Large Cap Growth, and all portfolios are managed essentially identically. Winslow Capital acknowledges its fiduciary duty to follow trading procedures that meet each client's investment objectives and guidelines. Winslow Capital will manage the Portfolio and all other institutional clients in Large Cap Growth product identically. Pursuant to our "Trade Management Policy", the firm treats all clients fairly in the execution of orders and allocation of trades. Pursuant to Winslow Capital's "Trade Order Processing Policy", the firm processes trade orders for our clients in a consistent, controlled, transparent and accountable manner.

          It is Winslow Capital's practice to aggregate multiple contemporaneous client purchase or sell orders into a block order for execution. If the aggregated order is not filled in its entirety, the partially filled order is allocated pro rata based on the original allocation. Clients' accounts for which orders are aggregated receive the average share price of such transaction. Any transaction costs incurred in the aggregated transaction will be shared pro rata based on each client's participation in the transaction.

          Winslow Capital has also established and will maintain and enforce a Code of Ethics to set forth the standards of conduct expected of employees, to require compliance with the federal securities laws, and to uphold Winslow Capital's fiduciary duties. This Code of Ethics also addresses the personal securities trading activities of Access Persons in an effort to detect and prevent illegal or improper personal securities transactions.

          Winslow Capital does not believe that any material conflicts of interest exist in connection with the investment manager's management of the investments of the Portfolios and the investments of the other accounts under its management. Winslow Capital is not affiliated with any other organization.

LORD, ABBETT & CO., LLC

          Lord Abbett addresses potential conflicts of interest that may arise in connection with the investment managers' management of the investments of the Portfolios and the investment of the other accounts, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interests. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transaction through such an entity. Lord Abbett does not conduct any investment bank functions through such an entity. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment manager's management of the investments of the Portfolios and the investments of the other accounts referenced in the table above.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

          In an effort to retain key personnel, NYLIM and each Sub-adviser has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

NYLIM

          NYLIM portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

          NYLIM offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on NYLIM's overall company performance. "NYLIM Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan, is eligible to senior level employees and is designed to reward profitable growth in Company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

MACKAY SHIELDS LLC

          MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining a portfolio manager's compensation with respect to a Portfolio and other accounts.

          MacKay Shields offers a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

          American Century Portfolio Manager compensation is structured to align the interest of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios. Portfolio managers receive base pay in the form of a fixed annual salary. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measure by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

          With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolios is the key metric.

          The Income & Growth Portfolio is a tracking portfolio whose performance is measured relative to that of its policy portfolio, American Century's Income & Growth Fund.

          A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

          A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

          Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay. Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years). Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

THE DREYFUS CORPORATION

          The portfolio managers are duplicate employees of The Dreyfus Corporation and The Boston Company Asset Management, LLC ("TBCAM"). The Boston-based portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for the TBCAM Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Therefore, all bonus awards are based initially on TBCAM's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

          For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

          All portfolio managers and analysts are also eligible to participate in the TBCAM Long Term Incentive Plan. This plan provides for an annual award, payable equally in Mellon Financial restricted stock and TBCAM phantom stock. Both the restricted stock and phantom stock cliff vest after three years. The value of the phantom stock award changes during the vesting period based upon changes in TBCAM's operating income.

WINSLOW CAPITAL MANAGEMENT, INC.

          In an effort to retain key personnel, Winslow Capital Management has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. Specifically, portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational objectives, as well as overall Winslow Capital Management results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product under the individual's management.

          At Winslow Capital, the Large Cap Growth portfolio managers are substantial owners of the firm. The financial success of the portfolio managers/owners (base salary and share of the earnings) is a direct result of providing favorable long-term results for clients. The firm establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the firm's non-owner employees based upon each individual's performance and the profitability of the firm. The incentive bonus and share of the firm's earnings engender a commitment and loyalty to the firm to always strive for success.

          Winslow Capital provides a 401(k) profit-sharing and salary savings plan for all eligible employees. Contributions are based on a percentage of the employee's total base and bonus paid during the fiscal year, subject to a specified maximum amount. At the employees' discretion, assets of this profit-sharing plan are invested in the MainStay Large Cap Growth Fund.

LORD ABBETT & CO., LLC

          Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. Base salaries are assigned at a level that takes into account the investment manager's experience, reputation and competitive market rates.

          Fiscal year-end bonuses, which can be multiple of base salaries, are determined after an evaluation of the investment manager's investment results. Investment results are evaluated based on a assessment of the investment manager's three-and five-year investment returns vs. both the appropriate style benchmarks and the appropriate peer group rankings. In addition to the investment returns, other factors that are taken into consideration are: style consistency, dispersion among portfolios with similar objectives and the risk taken to achieve the portfolio returns. Finally, there is a component of that bonus that reflects leadership and management of the investment team. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett may designate a bonus payment of a manager who is not a partner of Lord Abbett for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact of their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

          Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing are entirely invested in Lord Abbett-sponsored funds.

          As of December 31, 2005, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Fund ($1-$10,000, $10,001-$50,000, $50,000-$100,000, $100,001-$500,000, $500,001-$1,000,000, or
over $1,000,000) was as follows:

                                                                 DOLLAR
                                                                  RANGE
  PORTFOLIO MANAGER                   FUND                    OF OWNERSHIP
  -----------------    ------------------------------------   ------------
Rupal J. Bhansali      International Equity Portfolio               0
Kurt Borgwardt         Income & Growth Portfolio                    0
Rudolph C. Carryl      Capital Appreciation Portfolio
                       Mid Cap Growth Portfolio
                       Small Cap Growth Portfolio                   0
                       Total Return Portfolio
William E. Costello    Basic Value Portfolio                        0
Robert H. Dial         Floating Rate Portfolio                      0
Robert J. Eastman      Basic Value Portfolio                        0
Tony H. Elavia         Balanced Portfolio
                       Conservative Allocation Portfolio
                       Growth Allocation Portfolio                  0
                       Moderate Allocation Portfolio
                       Moderate Growth Allocation Portfolio
Brain C. Ferguson      Basic Value Portfolio
Harvey J. Fram         Common Stock Portfolio                       0
                       Mid Cap Core Portfolio
Gary Goodenough        Government Portfolio                         0
                       Total Return Portfolio
Christopher Harms      Government Portfolio                         0
                       Total Return Portfolio
Justin H. Kelly        Large Cap Growth Portfolio                  [_]
J. David Macey         Basic Value Portfolio                        0
Anthony Malloy         Floating Rate Portfolio                      0
Devon H. McCormick     [____]
F. Thomas O'Halloran   Developing Growth Portfolio                  0
Francis J. Ok          S&P 500 Index Portfolio                      0
Michael J. Pagano      Bond Portfolio                               0
J. Matthew Philo       High Yield Corporate Bond Portfolio          0
Joseph Portera         Government Portfolio
Richard A. Rosen       Mid Cap Value Portfolio
                       Total Return Portfolio
                       Value Portfolio
Joan M. Sabella        Balanced Portfolio                           0
John Schniedwind       Income & Growth Portfolio                    0
Donald F. Serek        Bond Portfolio                               0
Edward Silverstein     Convertible Portfolio                        0
Edmund C. Spelman      Capital Appreciation Portfolio
                       Convertible Portfolio
                       Mid Cap Growth Portfolio                     0
                       Small Cap Growth Portfolio
                       Total Return Portfolio
Mark T. Spellman       Mid Cap Value Portfolio
Thomas Volpe, Jr.      Bond Portfolio                               0
R. Bart Wear           Large Cap Growth Portfolio                  [_]
Clark J. Winslow       Large Cap Growth Portfolio                  [_]
Zili Zhang             Income & Growth Portfolio                    0

                               PORTFOLIO BROKERAGE

          Purchases and sales of securities on a securities exchange are effected by brokers, and the Portfolios pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

          In effecting purchases and sales of portfolio securities for the account of a Portfolio, the Portfolio's Manager or Subadvisor will seek the best execution of the Portfolios orders. The Board of Directors has adopted policies and procedures that govern the selection of broker-dealers to effect securities transactions on behalf of a Portfolio. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Portfolio's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Portfolio as part of the broker selection process for executing Portfolio transactions. Furthermore, neither the Portfolios nor the Manager may enter into agreements under which a Portfolio directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Portfolio shares.

          NYLIFE Securities (the "Affiliated Broker") may act as broker for the Portfolios. In order for the Affiliated Broker to effect any portfolio transactions for the Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

          As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or a Subadvisor may cause a Portfolio to pay a broker-dealer (except the Affiliated Broker) that provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Fund or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

          Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Fund and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

          Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Fund. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions.

          The Income & Growth Portfolio paid brokerage commissions of $____, $13 and $4 to JP Morgan Chase, an affiliate of American Century Investment Management, Inc. in 2005, 2004 and 2003 respectively. Commissions paid to JP Morgan Chase in 2005, 2004 and 2003 represented ____%, 0.007% and 0.002, respectively of the Portfolio's aggregate brokerage commissions paid and ____%, 0.92% and 0.13%, respectively of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions with JP Morgan Chase effected during 2005, 2004 and 2003, respectively.

          Certain of the Portfolios may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Portfolio may select a broker or dealer to effect transactions for the Portfolio whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Portfolio. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Portfolios.

          In certain instances there may be securities that are suitable for a Portfolio's portfolio as well as for that of another Portfolio or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Portfolio and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned. The Manager and Subadvisors believe that over time the Fund's ability to participate in volume transactions will produce better executions for the Portfolios.

          The management fees paid by the Fund, on behalf of each Portfolio, to the Manager and the Subadvisory fee that the Manager pays on behalf of certain Portfolios to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Portfolio's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Portfolio will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Portfolios and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Portfolios.

          The table below shows the dollar-amount of brokerage commissions paid by each of the Portfolios for the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003.

                                                     AMOUNT OF
                                             BROKERAGE COMMISIONS PAID
                                        -----------------------------------
                                                                     YEAR
                                        YEAR ENDED   YEAR ENDED     ENDED
PORTFOLIO                                12/31/05     12/31/04     12/31/03
---------                               ----------   ----------   ---------
Balanced Portfolio                                    $    -0-          -0-
Basic Value Portfolio                                  202,108      139,434
Bond Portfolio                                           1,775          -0-
Capital Appreciation Portfolio                         751,231      538,464
Common Stock Portfolio                                 579,208    1,564,838
Conservative Allocation Portfolio*                         N/A          N/A
Convertible Portfolio                                  303,647      250,028
Developing Growth Portfolio                            196,066      157,341
Floating Rate Portfolio                                    -0-          -0-
Government Portfolio                                       -0-          -0-
Growth Allocation Portfolio*                               N/A          N/A
High Yield Corporate Bond Portfolio                    135,696       56,561
Income & Growth Portfolio                              195,051      193,922
International Equity Portfolio                         543,892      494,142
Large Cap Growth Portfolio                             575,458      610,610
Mid Cap Core Portfolio                                 234,000      177,006
Mid Cap Growth Portfolio                               241,738      146,569
Mid Cap Value Portfolio                                332,563      186,194
Moderate Allocation Portfolio*              N/A            N/A          N/A
Moderate Growth Allocation Portfolio*       N/A            N/A          N/A
S&P 500 Index Portfolio                                 56,128       62,284
Small Cap Growth Portfolio                             456,938      200,343
Total Return Portfolio                                 697,777      220,304
Value Portfolio                                        912.577      689,575

*    Portfolios commenced operations February 13, 2006.

          The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended December 31, 2005 and the dollar amount of the transactions involved.

                                             TOTAL NUMBER OF           TOTAL BROKERAGE
                                        TRANSACTIONS PERFORMED BY        COMMISSIONS
                                        BROKERS THAT WERE PAID TO   PAID TO BROKERS THAT
PORTFOLIOS                                  PROVIDE RESEARCH          PROVIDE RESEARCH
----------                              -------------------------   --------------------
Balanced Portfolio                                     N/A                $    N/A
Basic Value Portfolio                           80,098,667                 124,715
Bond Portfolio                                         -0-                     -0-
Capital Appreciation Portfolio                 357,184,587                 380,249
Common Stock Portfolio                         456,517,955                 272,342
Conservative Allocation Portfolio*                     N/A                     N/A
Convertible Portfolio                           60,902,226                 112,443
Developing Growth Portfolio                            -0-                     -0-
Floating Rate Portfolio                                N/A                     N/A
Government Portfolio                                   -0-                     -0-
Growth Allocation Portfolio*                           N/A                     N/A
Large Cap Growth Portfolio                     355,395,200                 575,458
High Yield Corporate Bond Portfolio             25,705,221                  65,855
Income & Growth Portfolio                              -0-                     -0-
International Equity Portfolio                  28,553,519                  69,118
Mid Cap Core Portfolio                         209,644,120                 120,658
Mid Cap Growth Portfolio                        77,030,302                  93,066
Mid Cap Value Portfolio                         91,960,121                 115,204
Moderate Allocation Portfolio*                         N/A                     N/A

                                             TOTAL NUMBER OF           TOTAL BROKERAGE
                                        TRANSACTIONS PERFORMED BY        COMMISSIONS
                                        BROKERS THAT WERE PAID TO   PAID TO BROKERS THAT
PORTFOLIOS                                   PROVIDE RESEARCH         PROVIDE RESEARCH
----------                              -------------------------   --------------------
Moderate Growth Allocation Portfolio*                  N/A                     N/A
S&P 500 Index Portfolio                         15,655,696                  11,669
Small Cap Growth Portfolio                     111,130,489                 155,164
Total Return Portfolio                         240,441,354                 263,038
Value Portfolio                                273,885,876                 316,589

*    Portfolio commenced operations February 13, 2006

          For the fiscal year ended December 31, 2005, the following Portfolios directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions:
Basic Value Portfolio - $____, Developing Growth Portfolio - $____ and Large Cap Growth Portfolio -$____.

     As of December 31, 2005, the following Portfolios held securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies:

              PORTFOLIOS                               BROKER-DEALER (TYPE OF SECURITY)                 MARKET VALUE
              ----------                               --------------------------------                 ------------
Balanced Portfolio                      [_]
Basic Value Portfolio                   Goldman Sachs Group, Inc. (The) (Common Stock)
                                        Merill Lynch & Co., Inc. (Comon Stock)
                                        Morgan Stanley (Common Stock)
                                        Bank of America Corp (Common Stock)
                                        Citigroup, Inc. (Common Stock)
                                        J. P. Morgan Chase & Co. (Common Stock)
Bond Portfolio                          Goldman Sachs Group, Inc. (The) (Corporate Bond)
                                        J. P. Morgan Chase & Co. (Corrporate Bond)
                                        J. P. Morgan Chase & Co. (Corporate Bond)
                                        Morgan Stanley Dean Witter & Co. (Corporate Bond)
                                        Bank of America Corp. (Corporate Bond)
                                        Morgan Stanley Capital 1 (MBS)
                                        Citigroup Global Markets Holdings, Inc. (CP)
                                        Morgan Stanley Dean Witter & Co. (CP)
Capital Appreciation Portfolio          Morgan Stanley & Co. (Common Stock)
                                        Citigroup, Inc. (Common Stock)
                                        Banc of America Securities LLC (Master Note)
                                        Credit Suisse First Boston LLC (Repurchase Agreement)
                                        Lehman Brothers, Inc. (Repurchase Agreement)
                                        Merrill Lynch & Co., Inc. (Repurchase Agreement)
                                        Morgan Stanley & Co. (Repurchase Agreement)
Common Stock Portfolio                  Bear Stearns Cos, (The) (Common Stock)
                                        Merrill Lynch & Co., Inc. (Common Stock)
                                        Bank of America Corp. (Coomon Stock))
                                        Citigroup, Inc. (Common Stock)
                                        J. P. Morgan Chase & Co. (Comon Stock)
Convertible Portfolio                   Credit Suisse First Boston, Inc. (Convertible Bond)
                                        Merrill Lynch & Co., Inc. (Converitble Bond)
                                        Merrill Lynch & Co., Inc. (Convertible Bond)
                                        Morgan Stanley & Co. (Convertible Bond)
                                        Morgan Stanley & Co., (Convertible Bond)
                                        Merrill Lynch & Co., Inc. (Convertible Bond)
                                        Lehman Brothers Holdings, Inc. (Convertible Preferred Stock)

              PORTFOLIOS                               BROKER-DEALER (TYPE OF SECURITY)                 MARKET VALUE
              ----------                               --------------------------------                 ------------
                                        Citigroup, Inc. (Comon Stock)
                                        Goldman Sachs Group, Inc. (The) (CP)
                                        Morgan Stanley & Co. (CP)
                                        Banc of America Securities LLC (Master Note)
                                        Credit Suisse First Boston LLC (Repurchase Agreement)
                                        Lehman Brothers, Inc. (Repurchase Agreement)
                                        Merrill Lynch & Co., Inc. (Repurchase Agreement)
                                        Morgan Stanley & Co., Inc. (Repurchase Agreement)
Developing Growth Portfolio             None
Floating Rate Portfolio                 [_]
Government Portfolio                    Citigroup Commercial Mortgage Trust (ABS)
                                        Banc of America LLC (Master Note)
                                        Credit Suisse First Boston Corp. (Repurchase Agreement)
                                        Deutshe Bank Securities, Inc. (Repurchase Agreement)
                                        Lehman Brothers, Inc. (Repurchase Agreement)
                                        Merill Lynch, Pierce Fenner & Smiith (Repurchase Agreement)
                                        Morgan Stanley & Co., Inc. (Repurchase Agreement)
Large Cap Growth Portfolio              Goldman Sachs Group, Inc. (the) (Common Stock)
                                        Citigroup, Inc. (Common Stock)
                                        J. P. Morgan Chase & Co. (Common Stock)
High Yield Corporate Bond Portfolio     Goldman Sachs Group, Inc. (The) (CP)
                                        Merill Lynch & Co., Inc. (CP)
                                        Morgan Stanley & Co. (CP)
                                        Merrill Lynch Premier Institutional Fund (Investment Company)
                                        Bank of America Securities LLC (Master Note)
                                        Credit Suisse First Boston LLC (Repurchase Agreement)
                                        Lehman Brothers,Inc. (Repurchase Agreement)
                                        Merrill Lynch & Co., Inc. (Repurchase Agreement)
                                        Morgan Stanley & Co. (Repurchase Agreement)
Income & Growth Portfolio               Bank of America Corp. (Common Stock)
                                        J.P. Morgan Chase & Co. (Common Stock)
International Equity Portfolio          Credit Suisse Group ADR (Common Stock)
                                        Banc of America Securities LLC (Master Note)
                                        Credit Suisse First Boston LLC (Repurchase Agreement)
                                        Lehman Brothers, Inc. (Repurchase Agreement)
                                        Merrill Lynch Pierce Fenner & Smith, Inc. (Repurchase
                                        Agreement)
                                        Morgan Stanley & Co., Inc. (Repurchase Agreement)
Mid Cap Core Portfolio                  None
Mid Cap Growth Portfolio                None
Mid Cap Value Portfolio                 Goldman Sachs Group, Inc. (The) (CP)
                                        Morgan Stanley Dean Witter & Co. (CP)
S&P 500 Index Portfolio                 Bear Stearns Cos. Inc. (The) (Common Stock)
                                        Goldman Sachs Group, Ic. (The) (Common Stock)
                                        Lehman brothers Hldings, Inc. (Comon Stock)
                                        Merrill Lynch & Co., Inc. (Common Stock)
                                        Morgan Stanley (Common Stock)
                                        Bank of America Corp. (Common Stock)
                                        Citigroup, Inc. (Common Stock)
                                        J.P. Morgan Chase & Co. (Common Stock)
Small Cap Growth Portfolio              Jeffries Group, Inc. (Common Stock)
                                        Banc of America Securities LLC (Master Note)
                                        Credit Suisse First Boston LLC (Repurchase Agreement)
                                        Lehman Brothers, Inc. (Repurchase Agreement)
                                        Merrill Lynch Pierce Fenner & Smith, Inc. (Repurchase
                                        Agreement)
                                        Morgan Stanley & Co., Inc. (Repurchase Agreement)
Total Return Portfolio                  Citigroup Commercial Mortgage Trust (ABS)

              PORTFOLIOS                               BROKER-DEALER (TYPE OF SECURITY)                 MARKET VALUE
              ----------                               --------------------------------                 ------------
                                        Bear Stearns Cos., Inc. (The) (Corporate Bond)
                                        Goldman Sachs Group, Inc. (The) (Corporate Bond)
                                        Morgan Stanley (Corporate Bond)
                                        Morgan Stanley (Corporate Bond)
                                        Citigroup, Inc. (Corporate Bond)
                                        Morgan Stanley Capital 1 (Commercial Mortgage Loan)
                                        Banc of America Commercial Mortgage, Inc. (Commercial
                                        Mortgage Loan)
                                        Merrill Lynch Mortgage Trust (Commiercial Mortgage Loan)
                                        Goldman Sachs Group, Inc. (The) (Common Stock)
                                        Merrill Lynch & Co., Inc. (Common Stock)
                                        Morgan Stanley (Common Stock)
                                        Bank of America Corp. (Common Stock)
                                        Citigroup, Inc. (Common Stock)
                                        J.P. Morgan Chase & Co. (Common Stock)
                                        Goldman Sachs Group, Inc. (The) (Convertible Preferred Stock)
                                        Goldman Sachs Group, (The) (CP)
                                        Morgan Stanley Dean Witter & Co. (CP)
                                        Banc of America Securities LLC
                                        Credit Suisse First Boston LLC (Repurchase Agreement)
                                        Lehman Brothers, Inc. (Repurchase Agreement)
                                        Merrill Lynch Pierce Fenner & Smith (Repurchase Agreement)
                                        Morgan Stanley & Co. (Repurchase Agreement)
                                        Goldman Sachs Group, Inc. (The) (Written Call Option)
Value Portfolio                         Goldman Sachs Group, Inc. (The) (Common Stock)
                                        Merrill Lynch & Co., Inc. (Common Stock)
                                        Bank of America Corp. (Common Stock)
                                        Citigroup, Inc. (Common St ock)
                                        J.P.Morgan Chase & Co. (Common Stock)
                                        Goldman Sachs Group, Inc. (The) (Convertible Preferred Stock
                                        Goldman Sachs Group, Inc. (The) (Convertible Preferred Stock)
                                        Merrill Lynch & Co., Inc. (CP)
                                        Morgan Stanley & Co. (CP)
                                        Banc of America Securities LLC (Master Note)
                                        Credit Suisse First Boston LLC (Repurchase Agreement)
                                        Deutsche Bank Securities, Inc. (Repurchase Agreement)
                                        Lehman Brothers, Inc. (Repurchase Agreement)
                                        Merrill Lynch & Co., Inc. (Repurchase Agreement)
                                        Morgan Stanley & Co., Inc. (Repurchase Agreement)
                                        Goldman Sachs Group, Inc. (The) (Written Call Option)
Conservative Allocation Portfolio*      N/A
Moderate Allocation Portfolio*          N/A
Moderate Growth Allocation Portfolio*   N/A
Growth Allocation Portfolio*            N/A

*    Portfolio commenced operations February 13, 2006.

          A Portfolio's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

          The turnover rate for a Portfolio will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of equity oriented Portfolio, or other transactional expenses which must be borne, directly or indirectly, by the Portfolio and, ultimately, by the Portfolio's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Portfolio that, when distributed to non-tax exempt shareholders, will be treated as dividends (ordinary income).

                                 NET ASSET VALUE

          The Fund determines the net asset value or NAV per share of each Portfolio on each day the NYSE is open for regular trading. NAV per share is calculated as of the close of the NYSE (currently 4: 00 p.m., Eastern time) for each class of shares of each Portfolio by dividing the current market value of the total Portfolio assets, less liabilities attributable to that class, by the total number of shares of that class of the Portfolio that are issued and outstanding. With respect to any portion of a Portfolio's assets that are invested in one or more Underlying Portfolios, the Portfolio's NAV is calculated based upon the NAVs of those Underlying Portfolios.

          The value of a Portfolio's other investments are generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

HOW PORTFOLIO SECURITIES ARE VALUED

          Portfolio securities of each of the Underlying Portfolios are valued:

          (a) by appraising common and preferred stocks that are traded on the NYSE or other exchanges and the NASD National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board);

          (b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the closing bid price supplied through such system;

          (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Portfolio's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

          (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with a Portfolio's Adviser and Subadvisor, if any, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by a Portfolio's Manager or Subadvisor to be representative of market values at the close of the NYSE;

          (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

          (f) by appraising forward foreign currency exchange contracts held by the Portfolios at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

          (g) securities that cannot be valued by the methods set forth above and all other assets are valued in good faith at "fair value" in accordance with valuation policies established by the Board.


          [Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Portfolio's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Fund recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Fund is informed on or after the ex-dividend date.]

          A significant event occurring after the close of trading but before the calculation of the Portfolio's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in a Portfolio's calculation of its NAV. The Subadvisors, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Portfolio's NAV should be made because intervening events have caused the Portfolio's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

          The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to such Portfolio and with a share of the general liabilities of the Fund. Expenses with respect to any two or more Portfolios will be allocated in proportion to the NAVs of the respective Portfolios except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

                        PURCHASE AND REDEMPTION OF SHARES

          The Portfolios generally offer their shares to NYLIAC for allocation to NYLIAC's Separate Accounts. However, shares of each Portfolio, except the Balanced and Total Return Portfolios, are also offered to the Asset Allocation Portfolios. Each Asset Allocation Portfolio is structured as a "fund of funds" which means that it pursues its investment goal by investing its assets in Initial Class shares of a combination of the Portfolios.

          The Separate Accounts are used to fund multi-funded retirement annuity policies and variable life insurance policies issued by NYLIAC. Shares of the Portfolios may be sold to NYLIAC Separate Accounts funding both variable annuity contracts and variable life insurance policies and may be sold to affiliated life insurance companies of NYLIAC, including New York Life. The Fund currently does not foresee any disadvantages to Owners arising from offering the Fund's shares to Separate Accounts funding both life insurance policies and variable annuity contracts. Due, however, to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts participating in the Fund might at some time be in conflict. However, the Board of Directors and insurance companies whose separate accounts invest in the Fund are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners. The Board of Directors will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Fund. This might force the Fund to sell securities at disadvantageous prices. The Portfolios do not presently intend to offer their shares directly to the public.

          The Fund is required to redeem all full and fractional shares of the Fund for cash. The redemption price is the NAV per share next determined after the receipt of proper notice of redemption.

          The right to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or when such exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the SEC, which makes disposal of a Portfolio's securities or determination of the NAV of each Portfolio not reasonably practicable, and for any other periods as the SEC may by order permit for the protection of shareholders of each Portfolio.

          Investment decisions for each Portfolio are made independently from those of the other Portfolios and investment companies advised by the respective Adviser or Subadvisor. However, if such other Portfolios or investment companies are prepared to invest in, or desire to dispose of, securities of the type in which the Portfolio invests at the same time as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

          Certain of the Portfolios have entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom a Portfolio may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Portfolios experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Portfolios intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

                                 TAX INFORMATION

          The following discussion summarizes certain U.S. federal tax considerations incidental to an investment in a Portfolio. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal, state, local and foreign tax aspects of an investment in a Portfolio.

          Each Portfolio of the Fund intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Code. If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

          To qualify for treatment as a regulated investment company, a Portfolio generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Portfolio's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If a Portfolio does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

          Generally, in order to avoid a 4% nondeductible excise tax, each Portfolio must distribute to its shareholders during the calendar year the following amounts:

     -    98% of the Portfolio's ordinary income for the calendar year;

     - 98% of the Portfolio's capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), all computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and

     - any undistributed ordinary income or capital gain net income for the prior year.

          The excise tax generally is inapplicable to any regulated investment company whose shareholders are solely either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, the Portfolios intend to make the distributions required to avoid the imposition of such a tax.

          Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Portfolio by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Portfolio to qualify as a regulated investment company would also subject a Portfolio to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

          The Treasury Department has announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

          In the event that rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that the Fund will not have to change a Portfolio's investment objective or investment policies. A Portfolio's investment objective and the investment policies of a Portfolio may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

          The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time.

                               GENERAL INFORMATION

          The Fund was incorporated under Maryland law on June 3, 1983. The Fund was formerly known as the New York Life MFA Series Fund, Inc. On August 22, 1996, the Fund's name was changed to its present form. The authorized capital stock of the Fund consists of 7,000,000,000 shares of common stock, par value $0.01 per share. The Fund offers shares of common stock in twenty one series, each corresponding to a different Portfolio. Each of the Portfolios is diversified. Each Portfolio offers two classes of shares, the Initial Class and Service Class. The classes differ in that (i) each class has a different class designation; (ii) only the Service Class shares are subject to a distribution and service fee under a plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (iii) to the extent that one class alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter.

          There exist 1,500,000,000 unclassified shares which may be reclassified and issued as an addition to one or more of the above classes or to any new series, class or classes of shares as determined by the Fund's Board of Directors. The shares of each series or class, when issued, will be fully paid and nonassessable, will have no preference, conversion, exchange or similar rights, and will be freely transferable.

          Each issued and outstanding share in a class of a Portfolio is entitled to participate equally in dividends and distributions declared by the Fund with respect to such Portfolio and class. Shares of each class of stock of a Portfolio will have a pro rata interest in the assets of the Portfolio to which the stock of that class relates and will have no interest in the assets of any other Portfolio. If any assets, liabilities, revenue or expenses are not clearly allocable to a particular Portfolio or to a particular class of shares of a Portfolio (such as fees for non-interested Directors or extraordinary legal fees), they will be allocated to each class on the basis of relative net assets or otherwise as determined by the Board of Directors. In the unlikely event that any Portfolio incurs liabilities in excess of its assets, the other Portfolios could be held liable for such excess.

          All shares of common stock, of whatever class, are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Portfolios differ, the voting is on a Portfolio-by-Portfolio basis. Approval or disapproval by the shares in one Portfolio on such a matter would not generally be a prerequisite to approval or disapproval by shares in another Portfolio; and shares in a Portfolio not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Portfolio-by-Portfolio vote are changes in fundamental investment policies of a particular Portfolio and approval of the investment advisory agreement. Similarly, as described above, to the extent that one class of a Portfolio alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter. For example, an increase in the distribution and service fee under the 12b-1 Plan applicable to a particular class would be submitted to the shareholders of that class.

          The vote of a majority of the Fund shares (or of the shares of any Portfolio or of any class) means the vote, at any special meeting, of the lesser of (i) 67% or more of the outstanding shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund (or of the Portfolio or class).

          The Board of Directors has decided not to hold routine annual stockholders' meetings. Special stockholders' meetings will be called whenever one or more of the following is required to be acted on by stockholders pursuant to the 1940 Act: (i) election of Directors; (ii) approval of investment advisory agreement; or (iii) ratification of selection of independent accountants. Not holding routine annual meetings results in Policy Owners having a lesser role in governing the business of the Fund.

          NYLIAC is the legal owner of the shares and as such has the right to vote to elect the Board of Directors of the Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent of current applicable law, NYLIAC will vote the shares of the Fund at special meetings of the shareholders of the Fund in accordance with instructions received from Owners of Policies that are publicly offered. The current prospectuses for the Policies more fully describe voting rights of these Owners.

          The initial capital for the Portfolios was provided by NYLIAC Separate Accounts. The equity of NYLIAC in the Separate Accounts is represented by its ownership of accumulation units in the Separate Accounts. Such accumulation units were acquired for investment and can be disposed of only by redemption. NYLIAC has agreed not to redeem its accumulation units of any Separate Account until such time as this can be done without any significant impact upon the Separate Account.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2006, the following persons owned of record or beneficially 5% or more of the Initial Class of shares of the following Portfolios. Any entity owned 25% or more of the outstanding shares of a Portfolio may be presumed to "control" the Portfolio, as that term is defined in the 1940 Act.

                              CHART TO BE PROVIDED

                                 CODE OF ETHICS

          The Fund, NYLIM, the Subadvisors, and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

                                  LEGAL COUNSEL

          Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, Washington, D.C.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The financial statements of the Fund for the year ended December 31, 2005, including the financial highlights for each of the periods presented appearing in the 2005 Annual Report to shareholders and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in the SAI.

          PricewaterhouseCoopers LLP, has been selected as the independent registered public accounting firm of the Fund. The Fund's Annual Report, which is incorporated by reference in this SAI, has been incorporated in reliance on the report of PricewaterhouseCoopers LLP, the independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

FITCH INVESTORS SERVICES, INC.

TAX-EXEMPT BONDS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

TAX-EXEMPT NOTES AND COMMERCIAL PAPER

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

     F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issue assigned F-1+ and F-1 ratings.

     F-3: Far credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.

MOODY'S INVESTORS SERVICE, INC.

          Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

          A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

          Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

          Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

MUNICIPAL SHORT-TERM LOAN RATINGS

          MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

          MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

          SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS

          Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

          PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          PRIME 3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

Corporate and Municipal Long-Term Debt Ratings

INVESTMENT GRADE

          AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

          Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          CC: An obligation rated CC is currently highly vulnerable to nonpayment.

          C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

          D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

          Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT-TERM RATING DEFINITIONS

          A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

          D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                   APPENDIX B

          SUMMARIES OF SUBADVISOR PROXY VOTING POLICIES AND PROCEDURES

          As stated in the summary above of the Manager's proxy voting policies and procedures, where the Manager has engaged the services of a Subadvisor ("Subadvisor") to manage the Portfolios on a day-to-day basis, the Manager may delegate proxy voting responsibility to the Subadvisor. Below are summaries of each Subadvisor's proxy voting policies and procedures with respect to the Portfolios where the Manager has delegated proxy voting authority to the Subadvisor. These summaries have either been provided by the Subadvisor or summarized by the Adviser on behalf of the Subadvisor.

THE CAPITAL APPRECIATION, CONVERTIBLE, GOVERNMENT, HIGH YIELD CORPORATE BOND, INTERNATIONAL EQUITY, TOTAL RETURN AND VALUE PORTFOLIOS.

          The Manager has delegated proxy voting authority to the Portfolios' Subadvisor, MacKay Shields. A summary of McKay Shields' proxy voting policies and procedures is provided below.

          MacKay Shields.

MacKay has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to MacKay, all proxies are voted in the best interest of such clients without regard to the interests of MacKay or related parties. When a client retains MacKay, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. Currently, MacKay uses Institutional Shareholder Services ("ISS") as its third-party proxy voting service provider. If the client appoints MacKay as its proxy-voting agent, the client will also instruct MacKay to vote its proxies in accordance with custom guidelines provided by the client, MacKay's Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay informs the client's custodian to send all proxies to ISS. MacKay then informs ISS that the client has appointed MacKay as its agent and instructs ISS as to which guidelines to follow.

          Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those exceptional cases, the portfolio manager must draft a written dissent to the voting instruction and submit the dissent to MacKay's Legal/Compliance Department for review. If the Legal/Compliance Department determines that no "Conflict" exists, then the dissent will be approved and ISS will be informed of the voting dissention. All dissenting votes are presented to MacKay's Compliance Committee for further review. If MacKay's General Counsel or Chief Compliance Officer determines that a Conflict exists, the matter will immediately be referred to MacKay's Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances.

          The following examples illustrate MacKay's guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the guidelines, and whether MacKay supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

     - Board of Directors. MacKay will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, Directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. In a contested election of Directors, MacKay will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. MacKay generally supports proposals to fix the board size or designate a range for the board size, proposals to repeal classified boards or elect all Directors annually. MacKay also supports proposals seeking that a majority or more of the board be independent. MacKay generally votes against shareholder proposals to impose a mandatory retirement age for outside Directors.

     - Antitakeover Defenses and Voting Related Issues. MacKay generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. MacKay generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. MacKay generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

     - Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. MacKay will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. MacKay will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights and against proposals to create a new class of common stock with superior voting rights.

     - Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, MacKay will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation.

INCOME & GROWTH PORTFOLIO.

          The Manager has delegated proxy voting authority to the Portfolio's Subadvisor, American Century Investment Management, Inc. ("American Century") A summary of American Century's proxy voting policies and procedures is provided below.

          American Century Investment Management, Inc.

          American Century votes proxies in the manner which it believes will best maximize shareholder value. American Century has agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. American Century has established guidelines that address these considerations and establish a framework for American Century's consideration of a proxy vote. In particular, the guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing, among others:

     - Election of Directors. American Century generally supports the election of Directors that results in a board composed of a majority of Independent Directors and will generally support unopposed director slates. American Century does not support adoption of classified board structures.

     - Ratification of Selection of Auditors. American Century generally relies on the judgment of the issuer's audit committee in selecting the independent auditors.

     - Equity-Based Compensation Plans. American Century conducts a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approves management's recommendations with respect to equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dillutive.

     - Anti-Takeover Proposals. American Century generally opposes anti-takeover measures.

     - Social, Moral or Ethical Matters. American Century will generally vote management's recommendation on issues involving social, moral or ethical matters.

     - Anti-Greenmail Proposals. American Century generally supports anti-greenmail proposals.

     - Non-Stock Incentive Plans. American Century evaluates non-stock incentive plans on a case-by-case basis.

     - Director Tenure. American Century supports age and term restrictions only if they have been recommended by management.

     - Directors' Stock Ownership Plans. American Century will analyze such proposals on a case-by-case basis but will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution.

     - Director Share Ownership. American Century will vote against shareholder proposals which would require Directors to hold a minimum number of the company's shares, in the belief that such ownership should be at the discretion of the Directors.

          Companies with which American Century has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the Fund. To ensure that such conflicts of interest do not affect proxy votes cast for the Fund, all discretionary (including case-by-case) voting for these companies will be voted by the Fund, an appropriate fiduciary responsible for the Fund, or in direct consultation with the Fund.

          A full copy of American Century's Proxy Voting Guidelines are available on its website at www.americancentury.com.

DEVELOPING GROWTH PORTFOLIO.

          The Manager has delegated proxy voting authority to the Portfolio's Subadvisor, Lord, Abbett & Co. LLC ("Lord Abbett") A summary of Lord Abbett's proxy voting policies and procedures is provided below.

          Lord, Abbett & Co. LLC.

          Lord Abbett has established a Proxy Committee responsible for Lord Abbett's proxy voting process. The Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, Lord Abbett's Managing Member and its General Counsel. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process.

          Because Lord Abbett is a privately held firm whose only business is to manage the investment portfolios of its clients, Lord Abbett expects that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process will be rare. However, if a potential conflict of interest arises, Lord Abbett would simply follow its proxy voting policies or, if a particular issue is not covered by the policies, the recommendation of ISS. If Lord Abbett does not follow the recommendations of ISS, Lord Abbett shall seek instructions from the Proxy Committee.

          Lord Abbett generally votes in accordance with management's recommendations on the election of Directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. Further information with respect to certain specific issues is provided below:

     - Election of Directors. In some cases, Lord Abbett may withhold votes in a director election such as where a director attends less than 75% of meetings; or the Board's failing to act upon shareholder approval of shareholder proposals that are approved by a majority of votes for two consecutive years. Lord Abbett generally does not support classified boards.

     - Incentive Compensation Plans. Lord Abbett usually votes with management regarding employee incentive plans but reviews the issues closely on a case by case basis and looks to ISS for guidance on industry standards.

     - Cumulative and Supermajority Voting; Confidential Voting. Lord Abbett generally opposes cumulative voting proposals and supermajority provisions. Lord Abbett generally believes shareholder proposals regarding confidential balloting should be approved.

     - Mergers and Acquisitions. Votes on mergers and acquisitions are considered on a case by case basis incorporating a number of factors. However, Lord Abbett generally supports anti-greenmail provisions, fair price amendments and certain shareholder rights plan, usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, Lord Abbett considers these on a case by case basis, and only approves the plans when proposed by companies with strong effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support long-range corporate goals.

     - Social Issues. Lord Abbett generally votes as management recommends on social issues, unless voting otherwise would enhance the value of the security.

BASIC VALUE PORTFOLIO.

          The Manager has delegated proxy voting authority to the Portfolio's Subadvisor, The Dreyfus Corporation ("Dreyfus"). A summary of Dreyfus' proxy voting policies and procedures is provided below.

          Dreyfus.

          The Board of each fund in the Dreyfus Family of Funds has delegated to Dreyfus the authority to vote proxies of companies held in the fund's portfolio. Dreyfus, through its participation on Mellon Financial Corporation's Proxy Policy Committee ("MPPC"), applies Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

          Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

          Dreyfus seeks to avoid material conflicts of interest by participating in the MPPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the MPPC engages a third party as an independent fiduciary to vote all proxies of funds managed by Mellon or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

          All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon's or Dreyfus' policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Dreyfus weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

          When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

          On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

          With respect to funds having principal investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the fund's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth by the MPPC.

          In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options.

                          MAINSTAY VP SERIES FUND, INC.

                              INITIAL CLASS SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2006

                                   ----------

MainStay VP Balanced Portfolio
MainStay VP Basic Value Portfolio
MainStay VP Bond Portfolio
MainStay VP Capital Appreciation Portfolio
MainStay VP Cash Management Portfolio
MainStay VP Common Stock Portfolio
MainStay VP Conservative Allocation Portfolio
MainStay VP Convertible Portfolio
MainStay VP Developing Growth Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Government Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP High Yield Corporate Bond Portfolio
MainStay VP Income & Growth Portfolio
MainStay VP International Equity Portfolio
MainStay VP Large Cap Growth Portfolio
MainStay VP Mid Cap Core Portfolio
MainStay VP Mid Cap Growth Portfolio
MainStay VP Mid Cap Value Portfolio
MainStay VP Moderate Allocation Portfolio
MainStay VP Moderate Growth Allocation Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Total Return Portfolio
MainStay VP Value Portfolio

Although not a prospectus, this Statement of Additional Information ("SAI") supplements the information contained in the prospectus dated May 1, 2006 for Initial Class shares of the MainStay VP Series Fund, Inc. (the "Fund"), as amended or supplemented from time to time (the "Prospectus"). This SAI is incorporated by reference in and is made part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010 or by calling 1-800-598-2019.

The financial statements of the Portfolios (as defined herein), including the Financial Highlights for the fiscal year ended December 31, 2005, as presented in the 2005 Annual Reports to Shareholders and the Report to Shareholders thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, appearing therein are incorporated by reference into this SAI.

Portfolios described in this SAI may not be available in all New York Life Insurance and Annuity Corporation products.

                                TABLE OF CONTENTS

THE FUND..................................................................     1
THE FUND'S INVESTMENT POLICIES............................................     1
FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE PORTFOLIOS..............     1
NON-FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO CERTAIN PORTFOLIOS......     2
   NON-FUNDAMENTAL POLICIES RELATED TO PORTFOLIO NAMES....................     2
OTHER INVESTMENT POLICIES.................................................     3
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO THE ASSET
ALLOCATION PORTFOLIOS AND UNDERLYING PORTFOLIOS...........................     4
NONE OF THE PORTFOLIOS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM....     7
   ARBITRAGE..............................................................     7
   BANK OBLIGATIONS.......................................................     7
   BORROWING..............................................................     7
   BRADY BONDS............................................................     8
   COMMERCIAL PAPER.......................................................     8
   CONVERTIBLE SECURITIES.................................................     9
   DEBT SECURITIES........................................................     9
   DEPOSITORY RECEIPTS....................................................    11
   EXCHANGE TRADED FUNDS..................................................    11
   FIRM OR STANDBY COMMITMENTS............................................    11
   FLOATING AND VARIABLE RATE SECURITIES..................................    13
   FLOATING RATE LOANS....................................................    13
   FOREIGN CURRENCY TRANSACTIONS..........................................    15
   FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES.................    17
   FOREIGN INDEX-LINKED INTSRUMENTS.......................................    18
   FOREIGN SECURITIES.....................................................    18
   FUTURES TRANSACTIONS...................................................    19
   HIGH YIELD SECURITIES ("JUNK BONDS")...................................    26
   ILLIQUID SECURITIES....................................................    27
   LENDING OF PORTFOLIO SECURITIES........................................    27
   LOAN PARTICIPATION INTERESTS...........................................    27
   MORTGAGE DOLLAR ROLLS..................................................    29
   MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES.....................    29
   OPTIONS ON FOREIGN CURRENCIES..........................................    35
   OPTIONS ON SECURITIES..................................................    37
   REAL ESTATE INVESTMENT TRUSTS ("REITS")................................    40

   REPURCHASE AGREEMENTS..................................................    41
   RESTRICTED SECURITIES..................................................    42
   REVERSE REPURCHASE AGREEMENTS..........................................    42
   SECURITIES INDEX OPTIONS...............................................    43
   SECURITIES OF OTHER INVESTMENT COMPANIES...............................    44
   SHORT SALES AGAINST THE BOX............................................    44
   SOURCES OF LIQUIDITY OR CREDIT SUPPORT.................................    44
   STRIPPED SECURITIES....................................................    45
   SWAP AGREEMENTS........................................................    45
   TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS.........................    46
   U.S. GOVERNMENT SECURITIES.............................................    47
   WARRANTS...............................................................    47
   WHEN-ISSUED SECURITIES.................................................    47
   ZERO COUPON BONDS......................................................    48
MANAGEMENT OF THE FUND....................................................    48
THE MANAGER AND THE SUBADVISORS...........................................    55
ADMINISTRATIVE SERVICES...................................................    58
THE DISTRIBUTOR...........................................................    59
   DISTRIBUTION AND SERVICE PLAN..........................................    60
EXPENSES BORNE BY THE FUND................................................    64
PROXY VOTING POLICIES AND PROCEDURES......................................    65
DISCLOSURE OF PORTFOLIO HOLDINGS..........................................    67
PORTFOLIO BROKERAGE.......................................................    77
NET ASSET VALUE...........................................................    84
   HOW PORTFOLIO SECURITIES ARE VALUED....................................    84
PURCHASE AND REDEMPTION OF SHARES.........................................    86
TAX INFORMATION...........................................................    86
GENERAL INFORMATION.......................................................    88
   CONTROL PERSONS AND PRINCPIAL HOLDERS OF SECURITIES....................    84
CODE OF ETHICS............................................................    89
LEGAL COUNSEL.............................................................    89
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................    90
APPENDIX A: DESCRITPION OF SECURITIES RATINGS.............................   A-1
APPENDIX B: SUMMARIES OF SUBADVISOR PROXY VOTING POLICIES AND
PROCEDURES................................................................   B-1

                                    THE FUND

          The Fund, an open-end management investment company, was incorporated under Maryland law on June 3, 1983. Each Portfolio of the Fund is diversified except for the MainStay VP Floating Rate Portfolio. The Fund was formerly known as the New York Life MFA Series Fund, Inc. On August 22, 1996, the Fund's name changed to its present form. New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser for the Portfolios.

                         THE FUND'S INVESTMENT POLICIES

          Each Portfolio has a separate investment objective or objectives which it pursues as described in the Prospectus and below. Some of the investment restrictions set forth below are fundamental policies of the Portfolios as indicated; i.e., they may not be changed with respect to a Portfolio without a majority vote of the outstanding shares of that Portfolio. This means the approval of the shareholders of a majority of the Portfolio's outstanding voting securities, defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of (a) more than 50% of the Portfolio's outstanding shares or (b) 67% or more of the Portfolio's shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy.

          FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE PORTFOLIOS

          (1) Each Portfolio may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

          (2) Each Portfolio may issue senior securities to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

          (3) Each Portfolio may act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

          (4) Each Portfolio may purchase or sell real estate or any interests therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

          (5) Each Portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

          (6) Each Portfolio may make loans, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

          (7) Each Portfolio may not "concentrate" its investments in a particular industry, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; (iii) with respect only to the Cash Management Portfolio, instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); or (iv) repurchase agreements (collateralized by the instruments described in clause (ii) and, with respect to the Cash Management Portfolio, clause (iii)); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and

          (8) Each Portfolio, except Floating Rate Portfolio, shall be a "diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Floating Rate Portfolio shall be a "non-diversified company" as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

NON-FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO CERTAIN PORTFOLIOS

          In addition to the fundamental investment policies described above, the Fund has also adopted the following investment policies for the Portfolios indicated which, unlike those described above, may be changed without shareholder approval. Except for those investment policies of a Portfolio specifically identified as fundamental in this SAI, all other investment policies and practices described in the Prospectus and this SAI, including those described below, may be changed by the Directors without the approval of shareholders.

          (1) the Portfolios, except the Asset Allocation Portfolios, may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1(F) or Section 12(d)(1)(G) of the 1940 Act, except that this shall not prevent the Fund from investing the Asset Allocation Portfolios' assets in a combination of the Portfolios;

In addition,

          (2) the CONVERTIBLE PORTFOLIO may not invest more than 5% of its total assets in securities rated less than B by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or if unrated, that are judged to be of comparable quality by MacKay Shields;

          (3) the TOTAL RETURN PORTFOLIO may not invest more than 20% of its debt securities in securities rated lower than Baa by Moody's or lower than BBB by S&P, or, if unrated, judged to be of comparable quality by MacKay Shields;

          (4) the HIGH YIELD CORPORATE BOND PORTFOLIO may not invest more than 20% of its net assets in securities rated lower than B by Moody's and S&P, or, if unrated, considered to be of comparable quality by MacKay Shields. Under normal market conditions, not more than 20% of the value of the Portfolio's total assets will be invested in equity securities, including common stocks, preferred stocks, warrants and rights.

          (5) the BOND AND COMMON STOCK PORTFOLIOS may not purchase securities of foreign issuers if the purchase would cause more than 10% of the value of the Portfolio's total assets to be invested in such securities;

          (6) the BOND PORTFOLIO may not invest more than 25% of its total assets in debt securities which are rated lower than the four highest grades as determined by Moody's or S&P, but which are rated at least B, or in convertible debt securities or preferred or convertible preferred stocks;

NON-FUNDAMENTAL POLICIES RELATED TO PORTFOLIO NAMES

          Certain of the Fund's Portfolios have names that suggest the Portfolio will focus on a type of investments, within the meaning of the SEC's Rule 35d-1. The Fund has adopted a non-fundamental policy for each of these Portfolios to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. The affected Portfolios and their corresponding 80% policies are:

          MainStay VP Bond Portfolio - to invest, under normal circumstances, at least 80% of its assets in bonds.

          MainStay VP Common Stock Portfolio - to invest, under normal circumstances, at least 80% of its assets in common stocks.

          MainStay VP Convertible Portfolio - to invest, under normal circumstances, at least 80% of its assets in convertible securities.

          MainStay VP Floating Rate Portfolio - to invest, under normal circumstances, at least 80% of its assets in income producing floating rate loans and other floating rate debt securities.

          MainStay VP Government Portfolio - to invest, under normal circumstances, at least 80% of its assets in U.S. government securities.

          MainStay VP High Yield Corporate Bond Portfolio - to invest, under normal circumstances, at least 80% of its assets in high yield corporate debt securities.

          MainStay VP International Equity Portfolio - to invest, under normal circumstances, at least 80% of its assets in equity securities.

          MainStay VP Large Cap Growth Portfolio - to invest, under normal circumstances, at least 80% of its assets in large capitalization companies in stocks in the S&P 500(R) Index.

          MainStay VP Mid Cap Core Portfolio - to invest, under normal circumstances, at least 80% of its assets in securities of stocks in the Russell Midcap (R) Index.

          MainStay VP Mid Cap Growth Portfolio - to invest, under normal circumstances, at least 80% of its assets in securities of stocks in the Russell Midcap(R) Growth Index.

          MainStay VP Mid Cap Value Portfolio - to invest, under normal circumstances, at least 80% of its assets in securities of stocks in the Russell Midcap(R) Value Index.

          MainStay VP Small Cap Growth Portfolio - to invest, under normal circumstances, at least 80% of its assets in securities of stocks in the Russell 2000(R) Index.

          MainStay VP S&P 500 Index Portfolio - to invest, under normal circumstances, at least 80% of its total assets in stocks in the S&P 500(R) Index.

With respect to each of these Portfolios, the Fund has adopted a policy to provide the Portfolio's shareholders with at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.

                            OTHER INVESTMENT POLICIES

          (1) The DEVELOPING GROWTH PORTFOLIO may purchase foreign securities up to a maximum of 10% of the Portfolios' total assets.

          (2) the BALANCED PORTFOLIO may purchase foreign securities up to a maximum of 20% of the Porfolios' total assets.

          (3) the BALANCED, BOND AND COMMON STOCK PORTFOLIOS may not sell covered call options on the Portfolios' holdings in an attempt to enhance performance.

          (4) the CAPITAL APPRECIATION, CONVERTIBLE, GOVERNMENT, HIGH YIELD CORPORATE BOND, TOTAL RETURN AND VALUE PORTFOLIOS may write covered call options with respect to no more than 25% of the value of their respective net assets.

          (5) the INCOME & GROWTH AND BASIC VALUE PORTFOLIOS may write covered call options with respect to no more than 20% of their respective net assets.

          (6) the BALANCED, BOND, CASH MANAGEMENT AND COMMON STOCK PORTFOLIOS may not write covered call options with respect to their respective net assets.

          (7) the CAPITAL APPRECIATION, CONVERTIBLE, HIGH YIELD CORPORATE BOND, TOTAL RETURN AND VALUE PORTFOLIOS may write covered call options with respect to no more than 25% of their respective net assets.

          (8) the GOVERNMENT PORTFOLIO may write covered call options with respect to no more than 50% of its net assets.

          (9) the BOND PORTFOLIO will not invest invest directly in common stocks, but it may retain up to 10% of its total assets in common stocks acquired by conversion of fixed income securities or existing warrants purchased together with such securities.

          (10) the BALANCED, BOND, CASH MANAGEMENT AND COMMON STOCK PORTFOLIOS may not purchase put or call options which are traded on an exchange or in the over-the-counter market.

          (11) the BALANCED, BOND, CASH MANAGEMENT, COMMON STOCK AND GOVERNMENT PORTFOLIOS may not invest in foreign securities, purchase and write options on foreign currencies.

          (12) the COMMON STOCK AND MID CAP CORE PORTFOLIOS may invest up to 5% of total assets in futures contracts on stocks these derivatives

          (13) the GOVERNMENT PORTFOLIO may not invest in U.S. dollar denominations or non-dollar denominated foreign debt and securities, CD's issued by foreign banks and foreign branches of U.S. banks.

          (14) the S&P 500 INDEX PORTFOLIO will invest in foreign securities to the extent that foreign securities are included in the the S&P 500(R) Index.

          (15) the INTERNATIONAL EQUITY PORTFOLIO may not sell a security that it owns in one market and simultaneously purchase the same security in another market.

          (16) the CASH MANAGEMENT PORTFOLIO may not invest in CD's, time deposits and other short-term obligations issued by Savings and Loan Institutions ("S&Ls").

          (17) the CASH MANAGEMENT PORTFOLIO may not invest in leveraged inverse floating rate debt instruments ("inverse floaters").

          (18) the CASH MANAGEMENT PORTFOLIO may not invest in foreign securities denominated in foreign currencies.

OTHER INVESTMENT POLICIES OF THE CASH MANAGEMENT PORTFOLIO

          The Portfolio may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the Portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the Portfolio.

          All of the assets of the Portfolio will generally be invested in obligations which mature in 397 days or less and substantially all these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Portfolio will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Portfolio's holdings may not exceed 90 days. Consistent with the provisions of a rule of the SEC, the Portfolio invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. MacKay Shields shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Directors. A money market instrument will be considered to be highest quality (1) if rated in the highest rating by:
(i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that received a short-term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Directors; (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by MacKay Shields; (4) (i) with respect to a security that is subject to any features that entitles the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest "Demand Feature" or obligations of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest "Guarantee", the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee; (5) if it is a security issued by a money market fund registered with the SEC under the 1940 Act; or (6) if it is a Government Security. With respect to 5% of its total assets, measured at the time of investment, the Portfolio may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations.

          The Portfolio may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that the Portfolio may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of securities of any one issuer, and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. Immediately after the acquisition of any Demand Feature or Guarantee, the Portfolio, with respect to 75% of its total assets, shall not have invested more than 10% of its total assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee (or a security after giving effect to the Demand Feature or Guarantee) that is not within the highest rating category by NRSROs, the Portfolio shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee. The Portfolio may not invest more than the greater of 1% of its total assets or one million dollars, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this limitation shall not apply to U.S. Government securities or securities subject to certain Guarantees. In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the Portfolio, MacKay Shields, under procedures approved by the Board of Directors shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board of Directors ("the Valuation Committee") that the Portfolio take such action as it determines is in the best interest of the Portfolio and its shareholders. The Valuation Committee, after consideration of the recommendation of MacKay Shields and such other information as it deems appropriate, shall cause the Portfolio to take such action as it deems appropriate, and shall report promptly to the Board of Directors the action it has taken and the reasons for such action.

          Pursuant to the rule, the Portfolio uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Portfolio's per share net asset value at $1.00. The amortized cost method, which is normally used to value all of the Portfolio's securities involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

          The Directors have also established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's holdings by the Directors, at such intervals as they deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

          The extent of deviation between the Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Directors. If such deviation exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Directors have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

          The Portfolio may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Portfolio's shares.

          The Portfolio may also, consistent with the provisions of the rule, invest in securities with a face maturity of more than thirteen months, provided that the security is either a variable or floating rate U.S. Government security, or a floating or variable rate security with certain demand or interest rate reset features.

         INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO THE ASSET
                ALLOCATION PORTFOLIOS AND UNDERLYING PORTFOLIOS

          The Conservative Allocation Portfolio, Moderate Allocation Portfolio, Moderate Growth Allocation Portfolio, and Growth Allocation Portfolio, collectively the "Asset Allocation Portfolios" are each considered a "fund of funds," meaning that each seeks to achieve its investment objective by investing primarily in the other MainStay VP Portfolios(1) ("Underlying Portfolios") discussed in this SAI, excluding the Balanced and Total Return Portfolios. The Portfolios invest substantially all of their assets in the Underlying Portfolios. By investing in the Underlying Portfolios, each Asset Allocation Portfolio may be subject to some or all of the risks associated with the securities, instruments and techniques utilized by the Underlying Portfolios. The Asset Allocation Portfolios may also be subject to additional risks associated with other securities, instruments and techniques utilized by the Underlying Portfolios that are not described below.

          The Underlying Portfolios may engage in the following investment practices, or invest in the following instruments to the extent permitted in the Prospectus and elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Manager or Subadvisor of an Underlying Portfolio may elect to employ or not employ the various techniques in their sole discretion. Investors should not assume that any particular discretionary investment technique will ever be employed, or, if employed, that it will be employed at all times. With respect to some of the investment

----------
(1) Initially, the Asset Allocation Portfolios will invest solely in other MainStay VP Portfolios, certain government securities and cash equivalents. The Securities and Exchange Commission ("SEC") has proposed a rule that would allow the Asset Allocation Portfolios to invest in portfolios that are either managed by NYLIM or managed by an adviser not associated with NYLIM. If such rule becomes available to the Asset Allocation Portfolios, or if the Asset Allocation Portfolios receive an exemptive order from the SEC, the Manager may add portfolios that are not managed by NYLIM to the list of potential portfolios. It is anticipated that portfolios managed by NYLIM will at all times represent a significant portion of an Asset Allocation Portfolio's investments.

practices and techniques, Underlying Portfolios that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Underlying Portfolios that may engage in such practices or techniques.

         NONE OF THE PORTFOLIOS ALONE CONSTITUTES A COMPLETE INVESTMENT
                                    PROGRAM

          The loss of money is a risk of investing in the Portfolios. None of the Portfolios, individually or collectively, is intended to constitute a balanced or complete investment program and each Portfolio's NAV per share will fluctuate based on the value of the securities held by that Portfolio. Each of the Portfolios is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein. Unless otherwise indicated in the section entitled "Fundamental Investment Policies Applicable to the Portfolios" on pages 1 and 2, each Portfolio may invest in the following securities and engage in a particular investment practice or technique.

ARBITRAGE

          Each Portfolio may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Portfolios do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Portfolio at the time of the transaction, thus eliminating any risk to the assets of a Portfolio. Such transactions, which involve costs to a Portfolio, may be limited by the policy of each Portfolio to qualify as a "regulated investment company" under the Code.

BANK OBLIGATIONS

          Each Portfolio (other than Cash Management Portfolio) may invest in certificates of deposit ("CDs"), time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks; and each Portfolio may invest in CDs, time deposits, and other short-term obligations issued by Savings and Loan Institutions ("S&Ls").

          CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Portfolios will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Portfolio may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. Each Portfolio will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

          Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital, surplus, and undivided profits (as of the date of their most recently published financials) in excess of $100 million, or the equivalent in other currencies, if, with respect to the obligations of other banks and S&Ls, such obligations are federally insured. Each Portfolio will invest accordingly.

BORROWING

          Each Portfolio may borrow consistent with its investment restrictions. This borrowing may be unsecured. The 1940 Act requires a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time and could cause the Portfolio to be unable to meet certain requirements for qualification as a regulated investment company under the Code. To avoid the potential leveraging effects of a Portfolio's borrowings, the Portfolio will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on a Portfolio's NAV per share of any increase or decrease in the market value of the Portfolio's portfolio securities. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Portfolios may engage in leveraging in an effort to increase returns. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Portfolio's NAV; money borrowed will be subject to interest and other costs (which may include commitment fees or the cost of maintaining minimum average balances, or both), which may or may not exceed income received from the securities purchased with the borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the NAV of a Portfolio's shares.

BRADY BONDS

          Each Portfolio may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring. Brady Bonds are not considered U. S. government securities. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

          Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

COMMERCIAL PAPER

          Each Portfolio may invest in commercial paper if it is rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Portfolio's Manager or Subadvisor determines that the commercial paper is of comparable quality. In addition, certain Portfolios may invest in non-investment grade commercial paper if it is rated in the second highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as S&P or Moody's, or, if unrated, if the Portfolio's Manager or Subadvisor determines that the commercial paper is of comparable quality. Commercial paper represents short-term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

CONVERTIBLE SECURITIES

          Each Portfolio, except the Government and Cash Management Portfolios may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities, subject to its respective limitations and its respective investment strategy. Such investments may be made, for example, if the Manager or Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Portfolios' holdings include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

          Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

          As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

          Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.

          Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

          A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

DEBT SECURITIES

          Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Portfolio invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Portfolio, and thus the NAV of the shares of a Portfolio, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Portfolio's investments, changes in relative values of the currencies in which a Portfolio's investments are denominated relative to the U.S. dollar, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Portfolio, and a decline in interest rates will increase the value of fixed income securities held by a Portfolio. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

          A Portfolio's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Portfolio. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

          Since shares of the Portfolios represent an investment in securities with fluctuating market prices, the value of shares of each Portfolio will vary as the aggregate value of the Portfolio's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Portfolio purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Portfolios but will be reflected in the NAV of the Portfolios' shares.

          Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

          When and if available, debt securities may be purchased at a discount from face value. From time to time, each Portfolio may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

          Investment grade securities are securities rated at the time of purchase Baa or better by Moody's or BBB or better by S&P comparable non-rated securities. Non-rated securities will be considered for investment by the Portfolios when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolios to a degree comparable to that of rated securities which are consistent with the Portfolios' objective and policies.

          Corporate debt securities with a rating lower than BBB by S&P, and corporate debt securities rated Baa or lower by Moody's, have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. (See Appendix A attached hereto for a description of corporate debt ratings.) If a credit rating agency changes the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Portfolio's shareholders.

          The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

DEPOSITARY RECEIPTS

          A Portfolio may invest in American Depositary Receipts ("ADRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. Most ADRs are traded on major U.S. stock exchanges. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADRs. European Depository Receipts ("EDRs") and International Depositary Receipts ("IDRs") are receipts typically issued by a European bank or trust company evidencing ownership of underlying foreign securities. Global Depository Receipts ("GDRs") are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of underlying foreign securities.

EXCHANGE TRADED FUNDS

          To the extent a Portfolio may invest in securities of other investment companies, the Portfolio may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. (See also "Securities of Other Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Portfolio. (See also "Securities of Other Investment Companies.")

          Among other types of ETFs, a Portfolio also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500(R) Index. SPDRs are listed on the AMEX and traded in the secondary market on a per-SPDR basis.

          SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500(R) Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Portfolio. Moreover, a Portfolio's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Portfolio due to transaction costs and other Portfolio expenses.

FIRM OR STANDBY COMMITMENTS

          Each Portfolio may from time to time purchase securities on a "firm commitment" or "standby commitment" basis.

          Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Portfolio will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Portfolio will maintain liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase securities on a firm commitment basis and will designate which assets are being so maintained on its books and records. The Portfolio will make appropriate changes to the liquid assets designated (1) on a daily basis to reflect changes in the value of the liquid assets designated and (2) as of the time a firm commitment is entered into or closed to reflect a change in the Portfolio's aggregate obligations to firm commitments.

          Each Portfolio may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Each of the Portfolios may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and the Subadvisor understand that the Internal Revenue Service ("IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Portfolios intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Portfolio, nor have the Portfolios assumed that such commitments would continue to be available under all market conditions.

          A standby commitment may not be used to affect a Portfolio's valuation of the security underlying the commitment. Any consideration paid by a Portfolio for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Portfolio as unrealized depreciation until the standby commitment is exercised or has expired.

          Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Portfolio and not for purposes of leveraging the Portfolio's assets. However, a Portfolio will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Portfolio has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Portfolio.

          The Portfolios do not believe that a Portfolio's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time the Fund makes the commitment on behalf of a Portfolio to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Directors do not believe that a Portfolio's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. Each Portfolio will maintain liquid assets at least equal in value to any commitments to purchase securities on a firm or standby commitment basis. Such liquid assets either will mature or, if necessary, be sold on or before the settlement date.

FLOATING AND VARIABLE RATE SECURITIES

          Each Portfolio may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

          The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well.

          The Portfolios, except Cash Management Portfolio, may also, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Portfolio's limitation on investments in such securities.

FLOATING RATE LOANS

          Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The corporation pays interest and principal to the lenders.

          A senior loan in which a Portfolio may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

          A Portfolio may invest in a floating rate loan in one of three ways.
(1) It may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. A Portfolio may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Portfolio will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

          A Portfolio may make a direct investment in a floating rate loan pursuant to a primary syndication and initial allocation process (i.e. buying an unseasoned loan issue). A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a floating rate loan's "par" value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Portfolio as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Portfolio receives on the investment. If a Portfolio purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the "secondary" market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest being received by the Portfolio through the amortization of the purchase price premium; whereas purchases below par will effectively increase the amount of interest being received by the Portfolio through the amortization of the purchase price discount. A Portfolio may be able to invest in floating rate loans only through participation interests or assignments at certain times when reduced primary investment opportunities in floating rate loans may exist.

          If a Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. Therefore, when a Portfolio invests in floating rate loans through the purchase of participation interests, the Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Portfolio and a borrower.

          Typically, floating rate loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a floating rate loan must comply with various restrictive covenants contained in any floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a floating rate loan agreement which is not waived by the agent bank and the lending syndicate normally is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan.

          The Manager must determine that the investment is suitable for the Portfolio based on the Manager's independent credit analysis and industry research. Generally, this means that the Manager has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

          Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rate on the Portfolio's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Portfolio's NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Portfolio's NAV as a result of changes in interest rates. However, the Portfolio may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

FOREIGN CURRENCY TRANSACTIONS

          The Portfolios, other than Cash Management Portfolio, may invest in foreign securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, each Portfolio may seek to increase its return by trading in foreign currencies. In addition, to the extent that a Portfolio invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A Portfolio may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

          Foreign currency transactions in which a Portfolio may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when hedging, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase.

          While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss.

          A Portfolio will maintain liquid assets in an amount at least equal in value to the Portfolio's commitments under these contracts and will designate which assets are being so maintained on its books and records. The Portfolio will make appropriate changes to the liquid assets designated (1) on a [daily] basis to reflect changes in the value of the liquid assets designated and (2) as of the time these contracts are entered into or closed to reflect a change in the Portfolio's aggregate obligations under these contracts. At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

          Normally, consideration of fair value exchange rates will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Manager and each Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Portfolio will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Portfolio might employ a foreign currency transaction. When a Portfolio enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Portfolio would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

          Another example is when the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Portfolio also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy" hedge). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Portfolio will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's holdings or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

          A Portfolio also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

          A Portfolio may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

          At the consummation of the forward contract, a Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Portfolio into such currency. If a Portfolio engages in an offsetting transaction, the Portfolio will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

          When a Portfolio has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. A Portfolio generally will not enter into a forward contract with a term of greater than one year.

          In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Portfolio may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Portfolio's commitments under these contracts and will designate which assets are being so maintained on its books and records. The Portfolio will make appropriate changes to the liquid assets designated (1) on a [daily] basis to reflect changes in the value of the liquid assets designated and (2) as of the time these contracts are entered into or closed to reflect a change in the Portfolio's aggregate obligations under these contracts. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Portfolio will maintain liquid assets as described above.

          It should be realized that the use of forward contracts to protect the value of a Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

          The Manager and Subadvisor believe that active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated.

          The Portfolios cannot assure that their use of forward contracts will always be successful. Successful use of forward contracts depends on the Manager's or Subadvisor's skill in analyzing and predicting relative currency values. Forward contracts alter a Portfolio's exposure to currencies and could result in losses to the Portfolio if currencies do not perform as the Manager or Subadvisor anticipates. A Portfolio may also incur significant costs when converting assets from one currency to another. Contracts to sell a foreign currency would limit any potential gain that might be realized by a Portfolio if the value of the hedged currency increases.

          A Portfolio's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

          Portfolios may invest in foreign government securities of issuers in countries considered stable by the Manager and in securities of supranational entities. The Portfolio's holdings may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Portfolio may have limited legal recourse in the event of default.

          The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisor currently considers to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisor does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of a Portfolio's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

          Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. A Portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Portfolio may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

          A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Asian Development Bank and the European Coal and Steel Community. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

          The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Portfolio's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager and Subadvisor intend to manage the Portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

FOREIGN INDEX-LINKED INSTRUMENTS

          As part of its investment program, and to maintain greater flexibility, the Portfolios may, subject to compliance with their respective limitations applicable to their investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

          A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Tax considerations may limit the Portfolios' ability to invest in foreign index-linked instruments.

FOREIGN SECURITIES

          The Portfolios may invest in U.S. dollar-denominated and non-dollar denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks.

          Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Foreign investments could be more difficult to sell than U.S. investments. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. If foreign securities are determined to be illiquid then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Portfolios may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

          Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. stock exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S. dollar denominated securities traded in U.S. securities markets.

          Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FUTURES TRANSACTIONS

          The Portfolios may purchase and sell futures contracts on debt securities and on indices of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Portfolio's securities. Each Portfolio may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Portfolio's holdings and for other appropriate risk management and investment purposes. For example, a Portfolio may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Portfolio's holdings of fixed-income securities.

          The Portfolios may purchase and sell stock index futures to hedge the equity portion of the Portfolios' holdings with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. The Portfolios may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. The Portfolios will enter into futures contracts primarily to help the Portfolio's cash assets remain liquid while performing more like stocks. In addition, each Portfolio, except the Government, Bond and Common Stock Portfolios, may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Portfolios, except the Bond and Common Stock Portfolios, may also purchase and write put and call options on futures contracts of the type into which such Portfolio is authorized to enter and may engage in related closing transactions.

          The Portfolios may enter into futures contracts on stock index futures for appropriate risk management and investment purposes.

          In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to applicable CFTC rules, the Portfolios also may enter into futures contracts traded foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Portfolio to risks that are materially greater than the risks associated with trading on U.S. exchanges.

          A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Portfolio's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Portfolio than might later be available in the market when the Portfolio makes anticipated purchases. In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, a municipal bond index, individual equity securities, and various stock indices.

          When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Portfolio upon termination of the contract assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Portfolio will mark-to-market its open futures positions. Moreover, each Portfolio will maintain sufficient liquid assets to cover its obligations under open futures contracts.

          A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

          Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

          Consistent with applicable law, Portfolios that are permitted to invest in futures contracts also will be permitted to invest in futures contracts on individual equity securities, known as single stock futures.

          FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Portfolio will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or Subadvisor to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Directors.

          Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by a Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

          On other occasions, a Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when a Portfolio intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to a Portfolio of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Portfolio may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Portfolio's holdings.

          A Portfolio could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

          Depending upon the types of futures contracts that are available to hedge a Portfolio's holdings of securities or portion of its holdings, perfect correlation between that Portfolio's futures positions and holdings positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Portfolio might wish to buy or sell a futures contract. If such securities are determined to be illiquid then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

          SECURITIES INDEX FUTURES. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

          Stock index futures may be used to hedge the equity portion of a Portfolio's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Portfolios may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Portfolios may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Portfolio may seek to protect the value of its portfolio against an overall decline in the market for securities.

          Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Portfolio may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Portfolio's debt portfolio or to gain exposure to particular markets represented by the index.

          The Portfolios do not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.

          CURRENCY FUTURES. A sale of a currency futures contract creates an obligation by a Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Portfolio may sell a currency futures contract if the Manager or Subadvisor anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Portfolio's securities denominated in such currency. If the Manager or Subadvisor anticipates that exchange rates will rise, the Portfolio may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Portfolio intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Portfolio, the Portfolio purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Portfolio is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Portfolio, a Portfolio sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the offsetting sale price is less than the purchase price, the Portfolio realizes a loss.

          A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Portfolio's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that the Manager or Subadvisor could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

          OPTIONS ON FUTURES. For bona fide hedging and other appropriate risk management purposes, the Portfolios also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

          Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

          Options on futures contracts can be used by a Portfolio to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

          The purchase of put options on futures contracts is a means of hedging a Portfolio's holdings against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when a Portfolio is not fully invested or of lengthening the average maturity or duration of the Portfolio's holdings. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

          In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Portfolio will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

          If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings of securities or the currencies in which such securities are denominated.

          The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Portfolio writes a put option on a futures contract on debt securities related to securities that the Portfolio expects to acquire and the market price of such securities increases, the net cost to a Portfolio of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Portfolio's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

          While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Portfolios will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

          LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolios will only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Portfolios will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Portfolio's net assets.

          The Portfolios which engage in transactions in futures contracts and related options, will do so only for bona fide hedging and other appropriate risk management purposes, and not for speculation. A Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of a Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

          When purchasing a futures contract, a Portfolio will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

          When selling a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Portfolio's custodian).

          When selling a call option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

          When selling a put option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

          RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio's securities being hedged, even if the hedging vehicle closely correlates with a Portfolio's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Portfolio will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Portfolio has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Portfolio's holdings might decline. If this were to occur, the Portfolio would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Portfolio's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

          Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

          There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.

          In the case of a futures contract on an index, the amount of cash exchanged at settlement is equal to a specific dollar amount times the difference between the price at which the agreement is made and the value of an index at the close of the last trading day of the contract. No physical delivery of the underlying securities in the index is made.

          In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Portfolios generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contracts at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

          ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURE CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FOREIGN CURRENCY. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

HIGH YIELD SECURITIES ("JUNK BONDS")

          Securities rated lower than Baa by Moody's or lower than BBB by S&P (sometimes referred to as "high yield" or "junk" bonds) are not considered "investment grade." There is more price volatility, more risk of losing your principal investment, a greater possibility of the issuer going bankrupt, plus additional risks. These securities are considered speculative.

          Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

          The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Portfolio's daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

          Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

          If the issuer of high yield/high risk bonds defaults, a Portfolio may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

          Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Portfolio to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

          The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Portfolio's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Portfolio's NAV per share and investment practices. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Portfolio records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.

ILLIQUID SECURITIES

          A Portfolio may invest in illiquid securities. Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This includes repurchase agreements maturing in more than seven days. Difficulty in selling securities may result in a loss or may be costly to a Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Portfolio's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

LENDING OF PORTFOLIO SECURITIES

          Each Portfolio may seek to increase its income by lending portfolio securities, in accordance with procedures adopted by the Board of Directors, to certain broker-dealers and institutions. A Portfolio would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, a Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Portfolio would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Fund, on behalf of certain of the Portfolios, has entered into an agency agreement with Investors Bank & Trust Company, which act as the Portfolios' agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisors, as the case may be. As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Portfolio. However, the loans would be made only to firms deemed by the Manager or Subadvisor to be creditworthy and approved by the Board, and when, in the judgment of the Manager or Subadvisor, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If a Manager or Subadvisor, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Portfolio. Under the guidelines adoped by the Board, the agent is not permitted to lend more than 5% of a Portfolio's total assets to any one counterparty. The borrower would be liable for the shortage, but recovery by the Portfolio cannot be assured.

          Subject to the receipt of exemptive relief from the 1940 Act, the Portfolios, subject to certain conditions and limitations, may be permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Portfolios.

LOAN PARTICIPATION INTERESTS

          The Portfolios may invest in participation interests in loans. A Portfolio's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Portfolio would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Portfolio may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Portfolio may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. A Portfolio also may purchase Participation Interests in a portion of the rights of a lender in a corporate loan. In such a case, the Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Portfolio must rely on the lending institution for that purpose. A Portfolio will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

          In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as each Portfolio of the Fund. A Portfolio generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Portfolio has direct recourse against the borrower (which is unlikely), a Portfolio will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

          A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Portfolio were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Portfolio might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

          When a Portfolio acts as co-lender in connection with Participation Interests or when a Portfolio acquires a Participation Interest the terms of which provide that the Portfolio will be in privity of contract with the corporate borrower, the Portfolio will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Portfolio will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Portfolio's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Portfolio's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Portfolio disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Portfolio is required to rely upon a lending institution to pay the Portfolio principal, interest, and other amounts received by the lending institution for the loan participation, the Portfolio will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Portfolio's holdings.

          The principal credit risk associated with acquiring Participation Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of Participant rather than a co-lender because the Portfolio must assume the risk of insolvency of the co-lender from which the Participation Interest was acquired and that of any person interpositioned between the Portfolio and the co-lender.

MORTGAGE DOLLAR ROLLS

          A mortgage dollar roll ("MDR") is a transaction in which a Portfolio sells mortgage-related securities ("MBS") from its portfolio to a counter party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Portfolio will maintain liquid assets having a value not less than the repurchase price and will designate which assets are being so maintained on its boos and records. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolio at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

          Each Portfolio may buy mortgage-related and asset-backed securities. Mortgage-related and asset-backed securities are securities that derive their value from underlying pools of loans that may include interests in pools of lower rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Portfolio's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Portfolios, to the extent permitted in the Prospectus, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

          A Portfolio will invest only in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), or (2) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the Portfolio's investment adviser. In addition, if any such security is determined to be illiquid, a Portfolio will limit its investments and other illiquid instruments subject to a Portfolio's limitation on investments in illiquid securities.

          The Cash Management Portfolio may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act. In addition, if any such security is determined to be illiquid, a Portfolio will limit its investment in these instruments subject to a Portfolio's limitation on investments in illiquid securities.


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

          MORTGAGE PASS-THROUGH SECURITIES. The Portfolios may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Such interests differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

          Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

          Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

          GNMA CERTIFICATES. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

          Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

          FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

          If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Portfolios reserve the right to invest in them.


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

          Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the non-governmental pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Portfolio's Manager or Subadvisor determines that the securities meet the Portfolio's quality standards.

          PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Portfolio's Manager or Subadvisor determines that the securities meet the Portfolio's quality standards.

          Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Portfolio may purchase mortgage-related securities or any other assets that, in the opinion of the Portfolio's Manager or Subadvisor, are illiquid, subject to a Portfolio's limitation on investments in illiquid securities.

          COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

          CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

          For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

          An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Portfolio's holdings.

          In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

          The eligible Portfolios will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Portfolio's net assets would be invested in any one such CMO, more than 10% of the Portfolio's net assets would be invested in such CMOs and other investment company securities in the aggregate, or the Portfolio would hold more than 3% of any outstanding issue of such CMOs.

          FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS ("FHLMC CMOS"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

          If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

          Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

          OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

          The Portfolios' Manager or Subadvisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Portfolio's Manager or Subadvisor will, consistent with the Portfolio's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

          CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

          The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs, and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

          CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

          CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

          Under certain circumstances, a Portfolio's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Portfolio to be deemed to have taxable income in addition to their Portfolio dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Portfolio may be required to pay taxes on certain amounts deemed to be earned from a

REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Portfolio.

          CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Portfolio) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of Portfolios that hold such interests. The Portfolios will consider this rule in determining whether to invest in residual interests.

          STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

          SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

          Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

          RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITES. As is the case with other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Portfolios may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolios, the ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Portfolios could be exposed to the risk of a loss.

          Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

          Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Portfolio invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

          Credit risk reflects the chance that a Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

          OTHER ASSET-BACKED SECURITIES. The Portfolios' Manager and Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

          If consistent with a Portfolio's investment objective and policies, and, in the case of Cash Management Portfolio, the requirements of Rule 2a-7, a Portfolio also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

OPTIONS ON FOREIGN CURRENCIES

          Each Portfolios may, to the extent that it invests in foreign securities, purchase and write options on foreign currencies. A Portfolio may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency.

          A Portfolio may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Portfolio may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Portfolio's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, that Portfolio will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

          Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Portfolio to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit a Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

          A Portfolio may also write options on foreign currencies for hedging purposes. For example, if a Portfolio anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Portfolio.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Portfolio to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Portfolio would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

          A call option written on foreign currency by a Portfolio is "covered" if that Portfolio owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration designated by the Portfolio and being maintained on its books and records) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Portfolio maintains and designates on its books and records the difference in liquid assets.

          Options on foreign currencies to be written or purchased by a Portfolio will be traded on U.S. and foreign exchanges or over-the-counter. Exchange traded options generally settle in cash, whereas options traded over the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Portfolio's position, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

          A Portfolio also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Portfolio's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. If foreign currency options are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

          Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

OPTIONS ON SECURITIES

          The Portfolios may use various techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward contracts and options on foreign currencies) and purchasing or writing put or call options on securities and securities indices.

          The Portfolios may use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging". If a Portfolio's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter party to the transaction does not perform as promised.

          WRITING CALL OPTIONS. Certain Portfolios may sell ("write") covered call options on the Portfolio's holding in an attempt to enhance investment performance. A call option sold by a Portfolio is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Portfolio maintains and designates on its books and records the difference in liquid assets

          A Portfolio may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Portfolio, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

          During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

          A Portfolio may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Portfolio makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio. When a security is to be sold from the Portfolio's holdings, the Portfolio will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

          A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Portfolio is unable to effect a closing purchase transaction involving an exchange-traded option, the Portfolio will not sell the underlying security until the option expires, or the Portfolio otherwise covers the existing option portion or the Portfolio delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

          Each Portfolio pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Portfolio's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, the Portfolios may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

          WRITING PUT OPTIONS. Each Portfolio may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Portfolio are agreements by a Portfolio, for a premium received by the Portfolio, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Portfolio is "covered" if the Portfolio maintains and designates on its books and records, liquid assets with a value equal to the exercise price. However, Portfolios may not write any covered put options, if, as a result, more than 25% of a Portfolio's net assets (taken at current value) would be subject to put options written by such Portfolio. The Portfolios may not write covered put options if, as a result, more than 20% of their total assets (taken at current value) would be subject to put options written by such Portfolio. The Government Portfolio may not write any covered put options on U.S. government securities if, as a result, more than 50% of its total assets (taken at current value) would be subject to put options written by such Portfolio. A put option is also "covered" if the Portfolio holds, on a share-for-share basis, a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Portfolio maintains and designates on its books and records the difference in liquid assets.

          The premium that the Portfolios receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

          A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

          The Portfolios may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Portfolios also may effect a closing purchase transaction, in the case of a put option, to permit the Portfolios to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

          If a Portfolio is able to enter into a closing purchase transaction, the Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, the Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

          In addition, the Portfolios may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Portfolios may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Fund's intention that each Portfolio qualify as such. Subject to the limitation that all put option writing transactions be covered, the Portfolios may, to the extent determined appropriate by the Manager or Subadvisor engage without limitation in the writing of options on U.S. government securities.

          PURCHASING OPTIONS. Each Portfolio, may purchase put or call options that are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Portfolios will engage in such transactions only with firms the Manager or Subadvisor deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

          The Portfolios may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the Porfolio's holdings or related to such securities will enable a Portfolio to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Portfolio will continue to receive interest or dividend income on the security. The put options purchased by the Portfolio may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Portfolio or to a security that the Portfolio has the right to purchase. In the case of a purchased call option, the Portfolio would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Portfolio would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

          The Portfolios may also purchase call options on securities the Portfolios intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Portfolio would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Portfolio would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Portfolios may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

          SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. A Portfolio's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Portfolio may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Portfolio. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security. A Portfolio would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Portfolio would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period.

          In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad. A Portfolio will not purchase a put or call option if, as a result, the amount of premiums paid for all put and call options then outstanding would exceed 10% of the value of the Portfolio's total assets.

          The ability of a Portfolio to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

          The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets..

REAL ESTATE INVESTMENT TRUSTS ("REITS")

          A Portfolio may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The Portfolios will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Portfolio invests in REITs, the Portfolio is also subject to the risks associated with the direct ownership of real estate: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition, increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

          REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- larger capitalization stocks such as those found in the Dow Jones Industrial Average. In addition, because smaller capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

REPURCHASE AGREEMENTS

          Each Portfolio may enter into domestic or foreign repurchase agreements with certain sellers determined by the Manager or Subadvisor to be creditworthy.

          A repurchase agreement, which provides a means for a Portfolio to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Portfolio) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time (usually not more than a week in the case of the Equity Index Portfolio) and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Portfolio. The Portfolio attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price upon repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

          A Portfolio will limit its investment in repurchase agreements maturing in more than seven days subject to a Portfolio's limitation on investments in illiquid securities.

          In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

          The Directors have delegated to each Portfolio's Manager or Subadvisor the authority and responsibility to monitor and evaluate the Portfolio's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and have authorized the Portfolios to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Portfolios, each Portfolio's Manager or Subadvisor seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.

          For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Portfolio to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller.

RESTRICTED SECURITIES - RULE 144A SECURITIES

          Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Directors). Difficulty in selling securities may result in a loss or be costly to a Portfolio. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Portfolio) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

          Each Portfolio may invest in Rule 144A securities and in 4(2) commercial paper. Certain securities may be only sold subject to limitations imposed under the federal securities laws. Among others, two categories of such securities are(1) restricted securities that may be sold only to certain types of purchasers to the limitations of Rule 144A under the Securities Exchange Act of 1934 ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(2) of the Securities Act of 1933 ("4(2) commercial paper"). The resale limitations on these types of securities may effect their liquidity.

          The Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor pursuant to guidelines approved by the Directors.

          The Manager or the Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Portfolio is liquid, including at least the following:

          (a) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Portfolio's holding;

          (b) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

          (c) dealer undertaking to make a market in the 144a security; and

          (d) the nature of the 144a security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

To make the determination that an issue of 4(2) commercial paper is liquid, a Manager or Subadvisor must conclude that the following conditions have been met:

          (a) the 4(2) commercial paper is not traded flat or in default as to principal or interest;

          (b) the 4(2) commercial paper is rated:

               (i) in one of the two highest rating categories by at least two NRSROs; or

               (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

               (iii) if the security is unrated, the Manager or Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

          (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Portfolio's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

REVERSE REPURCHASE AGREEMENTS

          Each Portfolio may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Portfolio, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

          Each Portfolio will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3% of its total assets. This practice is not for investment leverage but solely to facilitate management of the investment portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. While a reverse repurchase agreement is outstanding, the Portfolios will maintain liquid assets in an amount at least equal in value to the Portfolio's commitments to cover their obligations under the agreement and will designate which assets are being so maintained on its books and records. The Portfolios will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Subadvisors.

          The use of reverse repurchase agreements by a Portfolio creates leverage that increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

          If the buyer of the Obligation pursuant to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

          During the period any reverse repurchase agreements are outstanding, to the extent necessary to assure completion of the reverse repurchase agreements, a Portfolio will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. Interest paid on borrowed funds will not be available for investment. The Portfolio will liquidate any such borrowings as soon as possible and may not purchase any portfolio instruments while any borrowings are outstanding (except as described above).

SECURITIES INDEX OPTIONS

          The Portfolios may purchase call and put options on securities indices, for the purpose of hedging against the risk of unfavorable price movements adversely that may adversely affect the value of a Portfolio's securities.

          Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

          A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500(R) Index or the NYSE Composite Index, or a narrower market index such as the S&P 100(R) Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

          The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Portfolio's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Portfolio.

          A Portfolio may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Portfolio may also allow options to expire unexercised.

SECURITIES OF OTHER INVESTMENT COMPANIES

          The Portfolios may invest in securities of other investment companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Portfolio's prospectus and SAI. Among other things, the 1940 Act limitations prohibit the Portfolio from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Portfolio's total assets in securities of any one investment company, and (3) investing more than 10% of the Portfolio's total assets in securities of all investment companies. Each Portfolio indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Portfolio invests in addition to the fees and expenses the Portfolio bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share, but may also be traded in the secondary market. In addition, only the Asset Allocation Portfolios may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

SHORT SALES AGAINST THE BOX

          A short sale is a transaction in which a Portfolio sells through a broker a security it does not own in anticipation of a possible decline in market price. Each of the Portfolios, except the Balanced, Bond and Common Stock Portfolios, will only enter into short sales "against the box" and such transactions will be limited to involve no more than 25% of a Portfolio's total assets. A short sale "against the box" is a short sale in which, at the time of the short sale, a Portfolio owns or has the right to obtain securities equivalent in kind and amount. A Portfolio may enter into a short sale against the box, among other reasons, to hedge against a possible market decline in the value of a security owned by the Portfolio. If the value of a security sold short against the box increases, the Portfolio would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Portfolio may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Portfolio's custodian. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Portfolio has open short sales, were to become bankrupt, a Portfolio could experience losses or delays in recovering gains on short sales. A Portfolio will only enter into short sales against the box with brokers the Manager or Subadvisor believes are creditworthy.

SOURCES OF LIQUIDITY OR CREDIT SUPPORT

          Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisors may rely on their evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisors will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Portfolio's share price.

STRIPPED SECURITIES

          Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

          Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

          A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Portfolios may invest in such receipts or certificates. The investment and risk characteristics of "zero coupon" Treasury securities described above under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the Securities and Exchange Commission (the "SEC") has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

SWAP AGREEMENTS

          Each Portfolio may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than the Portfolio it had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets, which have been designated by the Portfolio and are being maintained on its books and records to avoid any potential leveraging of the Portfolio's holdings. A Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's total assets.

          In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

          Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Portfolio's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by a Portfolio, the Portfolio must be prepared to make such payments when due.

          Whether a Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Code may limit the Portfolio's ability to use swap agreements. A Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

          Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies subject to regulation under the 1940 Act and the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

          In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Portfolio, may invest outside the scope of its principal investment focus. Under such conditions, a Portfolio may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, a Portfolio may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) that at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million, and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity. The International Equity Portfolio may hold foreign cash and cash equivalents.] In addition, a portion of each Portfolio's assets may be maintained in money market instruments as described above in such amounts the Manager or Subadvisor deems appropriate for cash reserves.

U.S. GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. U.S. government securities also include government-guaranteed mortgage-backed securities. See "Mortgage-Related and Other Asset-Backed Securities."

          U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

WARRANTS

          To the extent that a Portfolio invests in equity securities, the Portfolio may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

WHEN-ISSUED SECURITIES

          Each Portfolio may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income; however, it is the Fund's intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, each Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

          When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Portfolio and not for purposes of leveraging the Portfolio's assets. However, a Portfolio will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Portfolio has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Portfolio.

          The Portfolios do not believe that a Portfolio's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the securities in determining the Portfolio's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. The The transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Portfolio and not for purposes of leveraging the Portfolio's assets. However, a Portfolio will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Portfolio has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Portfolio. A Portfolio will maintain liquid assets in an amount at least equal in value to any commitments to purchase securities on a when-issued basis and will designate which assets are so maintained on its books and records. Such securities either will mature or, if necessary, be sold on or before the settlement date.

ZERO COUPON BONDS

          The Portfolios may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Portfolio on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Portfolio must accrue and distribute every year even though the Portfolio receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

                             MANAGEMENT OF THE FUND

          The Board of Directors oversees the management of the Fund and elects its officers. Information pertaining to the Board of Directors and officers is set forth below. The Fund's officers are responsible for the day-to-day operations of the Fund. Each Director serves until his/her successor is elected and qualified or until his/her resignation, death or removal. Officers serve a term of one year and are elected annually by the Directors. Information pertaining to the Directors and executive officers of the Fund is set forth below. The business address of each Director and officer is 51 Madison Avenue, New York, New York 10010.

                              INTERESTED DIRECTORS*

                      POSITION(S)                                                         NUMBER OF
                     HELD WITH THE                                                      PORTFOLIOS IN      OTHER
                       FUND AND                                                          FUND COMPLEX   DIRECTORSHIPS
 NAME AND DATE OF   LENGTH OF TIME                   PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY      HELD BY
      BIRTH             SERVED                               PAST FIVE YEARS               DIRECTOR       DIRECTOR
-----------------   --------------   -----------   ----------------------------------   -------------   -------------
Gary E. Wendlandt   Chairman and     Indefinite;   Chief Executive Officer, Chairman          68        Chairman,
DOB: 10/8/50        Chief            Chaiman and   and Manager, New York Life                           President,
                    Executive        Chief         Investment Management LLC                            Chief
                    Officer          Executive     (including predecessor advisor                       Executive
                                     Officer       organizations) and New York Life                     Office and
                                     since 2002,   Investment Management Holdings                       Trustee,
                                     Director      LLC; Executive Vice President, New                   The
                                     since 2001    York Life Insurance Company;                         MainStay
                                                   Executive Vice President and                         Funds
                                                   Manager, NYLIFE Distributors LLC;
                                                   Chairman, McMorgan & Company LLC;
                                                   Manager, MacKay Shields LLC;
                                                   Executive Vice President, New York
                                                   Life Insurance and Annuity
                                                   Corporation; Chairman, Chief
                                                   Executive Officer  and Director,
                                                   MainStay VP Series Fund, Inc. (25
                                                   portfolios);  Chief Executive
                                                   Officer, Eclipse Funds (3
                                                   portfolios) and Eclipse Funds Inc.
                                                   (15 portfolios).

Anne F. Pollack     President and    Indefinite;   Senior Vice President and Chief            25        Director,
DOB: 11/7/55        Director         President     Investment Officer, New York Life                    Andrew
                                     since 1990,   Insurance Company; Senior Vice                       Corporation
                                     Director      President, Chief Investment                          February 7,
                                     since 1989    Officer and Manager, NYLIFE LLC                      2005 to
                                                   and New York Life International                      present
                                                   LLC; Senior Vice President, Chief
                                                   Investment Officer and Director,
                                                   New York Life Insurance and
                                                   Annuity Corporation and NYLIFE
                                                   Insurance Company of Arizona;
                                                   Director, NYLIFE Securities Inc.

Robert D. Rock      Vice             Indefinite;   Senior Vice President, New York            25        None
DOB: 12/16/54       President and    Vice          Life Insurance Company; Senior
                    Director         President     Vice President and Director, New
                                     1995,         York Life Insurance and Annuity
                                     Director      Corporation and NYLIFE
                                     since 1994    Distributors LLC; Director, NYLIFE
                                                   Insurance Company of Arizona;
                                                   Senior Vice President, NYLIFE
                                                   Securities Inc.

* Certain Directors are considered to be "interested persons" of the Fund within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Insurance and Annuity Corporation, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Director not considered "interested persons" may be referred to as "Non-Interested Directors."

                            NON-INTERESTED DIRECTORS

                         POSITION(S)                                                         NUMBER OF
                        HELD WITH THE     TERM OF                                          PORTFOLIOS IN      OTHER
                          FUND AND       OFFICE AND                                         FUND COMPLEX   DIRECTORSHIPS
  NAME AND DATE OF     LENGTH OF TIME    LENGTH OF      PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY      HELD BY
       BIRTH               SERVED       TIME SERVED             PAST FIVE YEARS               DIRECTOR       DIRECTOR
--------------------   --------------   -----------   ----------------------------------   -------------   -------------
Jill Feinberg          Director         Indefinite;   President, Jill Feinberg &                 25        None
                                                      Company, Inc.

DOB: 4/14/54                            since 1995    (special events and
                                                      meeting planning firm).

Daniel Herrick         Director         Indefinite;   Retired.  Treasurer and Executive          25        None
DOB: 12/1/20                            since 1995    Officer, National Gallery of Art
                                                      (1985 to 1995).

Richard H. Nolan,      Director         Until the     Managing Director, ICC Capital             25        None
Jr.                                     age of 75;    Management; President -
DOB: 11/16/46                           since 2006    Shields/Alliance, Alliance Capital
                                                      Management (1994-2004)

Raymond Stickel, Jr.   Director         Until the     Retired; Managing Partner of               25        Trustee,
DOB: 3/1/44                             age of 75;    Investment Management Services for                   AIM Funds
                                        since 2006    New York, New Jersey and                             Group
                                                      Connecticut, Deloitte and Touche,
                                                      LLP (1998-2002)

Roman L. Weil          Director         Indefinite;   V. Duane Rath Professor of                 25        None
DOB: 5/22/40                            since 1994    Accounting, Graduate School of
                                                      Business, University of Chicago;
                                                      President, Roman L. Weil
                                                      Associates, Inc. (consulting firm).

John A. Weisser, Jr.   Director         Indefinite;   Retired. Managing Director of              25        None
DOB: 10/22/41                           since 1997    Salomon Brothers, Inc. (1981 to
                                                      1995).

                      OFFICERS (WHO ARE NOT DIRECTORS)*

 NAME AND DATE OF     POSITION(S) HELD    LENGTH OF
      BIRTH             WITH THE FUND    TIME SERVED            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------   ----------------   -----------   ----------------------------------------------------------------
Robert A. Anselmi      Secretary         Indefinite;   Senior Managing Director, General Counsel and Secretary, New
DOB: 10/19/46          and Chief         Secretary     York Life Investment Management LLC (including predecessor
                       Legal             since 2001,   advisory organizations); General Counsel and Secretary, New
                       Officer           Chief Legal   York Life Investment Management Holdings LLC; Senior Vice
                                         Officer       President, New York Life Insurance Company; Vice President and
                                         since 2004    Secretary, McMorgan & Company LLC; Secretary, NYLIM Service
                                                       Company LLC, NYLCAP Manager LLC, and Madison Capital Funding
                                                       LLC; Chief Legal Officer, Eclipse Funds, Eclipse Funds Inc.,
                                                       and MainStay VP Series Fund, Inc.; Managing Director and Senior
                                                       Counsel, Lehman Brothers Inc. (October 1998 to December 1999);
                                                       General Counsel and Managing Director, JP Morgan Investment
                                                       Management Inc. (1986 to September 1998).

Arphiela Arizmendi     Treasurer         Indefinite;   Treasurer and Principal Financial and Accounting Officer, The
DOB: 10/26/56          and               Treasurer     MainStay Funds, Eclipse Funds, Eclipse Funds Inc. and McMorgan
                       Principal         and           Funds (since December 2005); Director and Manager of Fund
                       Financial         Principal     Accounting and Administration, New York Life Investment
                       and               Financial     Management LLC (since March 2003); Assistant Treasurer,
                       Accounting        and           MainStay VP Series Fund, Inc., The MainStay Funds, Eclipse
                       Officer           Accounting    Funds, Eclipse Funds Inc. and McMorgan Funds (1992 to December
                                         Officer       2005).
                                         since 2005

Michael G. Gallo       Executive         Indefinite;   Senior Vice President, New York Life Insurance Company.
DOB: 1/5/55            Vice              since 2005
                       President

Scott T. Harrington    Vice              Indefinite;   Director, New York Life Investment Management LLC (including
DOB: 2/8/59            President,        since 2005    predecessor  advisor organizations); Vice President -
                       Administration                  Administration, The MainStay Funds, Eclipse Funds, and Eclipse
                                                       Funds Inc. (since June 2005)

Alison H. Micucci      Vice              Indefinite;   Managing Director and Chief Compliance Officer, New York Life
DOB: 12/16/65          President,        since 2004    Investment Management LLC (June 2003 to present); Vice
                       Compliance                      President - Compliance, The MainStay Funds, Eclipse Funds,
                                                       Eclipse Funds Inc.; Senior Managing Director,

  NAME AND DATE OF    POSITION(S) HELD    LENGTH OF
       BIRTH            WITH THE FUND    TIME SERVED            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------   ----------------   -----------   ----------------------------------------------------------------
                                                       Compliance, NYLIFE Distributors; Deputy Chief Compliance
                                                       Officer, New York Life Investment Management LLC (September 2002
                                                        - June2003); Vice President and Compliance Officer, Goldman
                                                       Sachs Asset Management (November 1999 to August 2002).

Marguerite E. H.        Secretary        Indefinite;   Managing Director and Associate General Counsel New York Life
Morrison                                 since 2004    Investment Management LLC (since June 2004); Secretary - The
DOB: 3/26/56                                           MainStay Funds, Eclipse Funds, Eclipse Funds Inc., Managing
                                                       Director and Secretary, NYLIFE Distributors LLC; Chief Legal
                                                       Officer, Mutual Funds and Vice President and Corporate Counsel,
                                                       The Prudential Insurance Company of America (2000 to June 2004).

Richard W. Zuccaro      Tax Vice         Indefinite;   Vice President, New York Life Insurance Company; Vice
DOB: 12/12/49           President        since 1991    President, New York Life Insurance and Annuity Corporation,
                                                       NYLIFE Insurance Company of Arizona, NYLIFE LLC, NYLIFE
                                                       Securities Inc. and NYLIFE Distributors LLC; Tax Vice
                                                       President, New York Life International, LLC; Tax Vice
                                                       President, Eclipse Funds, Eclipse Funds Inc., and The MainStay
                                                       Funds.

* The officers listed above are considered to be "interested persons" of the Fund within the meaning of the 1940 Act because of their affiliation with the Trust, New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

BOARD COMMITTEES

          The Board of Directors oversees the Fund, the Manager and Subadvisors. The committees of the Board include the Audit Committee, Nominating and Governance Committee and Dividend Committee. The Board also has established a Valuation Committee and Valuation Subcommittee, which include members who are not Directors.

          The purpose of the Audit Committee is to assist the full Board in oversight of (1) the integrity of the Fund's financial statements; (2) the Fund's compliance with legal and regulatory requirements; and (3) the qualifications, independence and performance of the Fund's independent auditors. The members of the Audit Committee include all of the independent Directors:
Jill Feinberg, Daniel Herrick, Richard H. Nolan, Jr., Raymond Stickel, Jr., Roman L. Weil, and John A. Weisser, Jr. There were five Audit Committee meetings held during 2005.

          The purpose of the Nominating and Governance Committee is to (1) evaluate the qualifications of candidates and make nominations for independent director membership on the Board; (2) nominate members of committees of the Board and periodically review committee assignments; and (3) make recommendations to the Board concerning the responsibilities or establishment of Board committees. The Committee has adopted a formal policy whether to consider nominees recommended by shareholders. The members of the Nominating and Governance Committee include all of the independent Directors: Jill Feinberg, Daniel Herrick, Richard H. Nolan, Jr., Raymond Stickel, Jr., Roman L. Weil, and John A. Weisser, Jr. There were seven meetings of the Nominating and Governance Committee held during the fiscal year ended December 31, 2005.

          While the Nominating and Governance Committee is solely responsible for evaluating and nominating candidates to serve on the Board, the Nominating and Governance Committee may consider nominations from owners of variable life insurance and variable annuity contracts that have selected the Fund as an investment option ("Contract Owners"). Contract Owners may submit for the Nominating and Governance Committee's consideration recommendations regarding potential candidates for service on the Board. Each eligible Contract Owner may submit no more than one candidate each calendar year.

          In order for the Nominating and Governance Committee to consider submissions from Contract Owners, the following requirements must be satisfied regarding the candidate:

(a) The candidate must satisfy all qualifications provided in the Fund's Policies for Consideration of Board Member Candidates and in the Fund's organizational documents, including qualification as a possible Independent Director if the candidate is to serve in that capacity.

(b) The candidate may not be the nominating Contract Owner or a member of the immediate family of the nominating Contract Owner.

(c) Neither the candidate nor any member of the candidate's immediate family may be currently employed or employed within the year prior to the nomination by any nominating Contract Owner entity.

(d) Neither the candidate nor any immediate family member of the candidate is permitted to have accepted directly or indirectly, during the year of the election for which the candidate's name was submitted, during the immediately preceding calendar year, or during the year when the candidate's name was submitted, any consulting, advisory, or other compensatory fee from the nominating Contract Owner.

(e) The candidate may not be an executive officer, director (or person fulfilling similar functions) of the nominating Contract Owner entity, or of an affiliate of the nominating Contract Owner entity.

(f) The candidate may not control the nominating Contract Owner entity (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

(g) A Contract Owner may not submit for consideration a candidate which has previously been considered by the Nominating and Governance Committee.

          In order for the Nominating and Governance Committee to consider shareholder submissions, the following requirements must be satisfied regarding the Contract Owner submitting the candidate:

(a) The Nominating and Governance Committee will consider submissions that are received only within the one year immediately preceding the Nominating and Governance Committee's consideration of Board member candidates.

(b) Any Contract Owner submitting a candidate must beneficially own, either individually or in the aggregate, more than $250,000 of the securities of the Fund that are eligible to vote both at the time of submission of the candidate and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating Contract Owner must also bear the economic risk of the investment.

          Contract Owners submitting candidates to the Nominating and Governance Committee must substantiate compliance with the above requirements, at the time of submitting the candidate, to the attention of the Fund's Secretary, who will provide all submissions meeting the requirements stated herein to the Nominating and Governance Committee. This submission to the Secretary of the Fund must include:

(a)  Contact information for the nominating Contract Owner;

(b) A certification from the nominating Contract Owner which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years as of the date of the nomination.

(c) The candidate's contact information and the number of applicable Fund shares owned by the candidate;

(d) All information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and

(e) A notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Fund's proxy statement, if so designated by the Nominating and Governance Committee and the Fund's Board.

          It shall be in the Nominating and Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

          The purpose of the Dividend Committee is to calculate the dividends authorized by the Board and to set record and payment dates. The members of the Dividend Committee are Gary E. Wendlandt and Anne F. Pollack. There were no Dividend Committee meetings held during the fiscal year ended December 31, 2005.

          The purpose of the Valuation Committee is to oversee the implementation of the valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The Committee reviews each action taken by the Valuation Subcommittee within a calendar quarter of the occurrence. The members of the Valuation Committee, on which one or more Directors may serve, include: Arphiela Arizmendi, Jill Feinberg, Alison
H. Micucci, Marguerite E. H. Morrison, Anne F. Pollack, John A. Weisser, Jr., Roman L. Weil, and Gary E. Wendlandt. There were four Valuation Committee meetings held during 2005.

          The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish pursuant to the Fund's valuation procedures, prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Portfolios' valuation procedures. Meetings of the Subcommittee are held on an as needed basis and are held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Directors may serve, include: Ravi Akhoury, Arphiela Arizmendi, Alison H. Micucci, Marguerite E. H. Morrison, Anne F. Pollack and Gary E. Wendlandt. There [was/were___meeting(s)] of the Valuation Subcommittee held during 2005.

OWNERSHIP OF SECURITIES

          None of the Directors or officers directly owns shares of the Fund. As of [April 5, 2005], the Directors and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund. As of December 31, 2005, the dollar range of equity securities owned beneficially by each director in the Fund and in any registered investment companies overseen by the Directors within the same family of investment companies as the Fund is as follows:

                                                    INTERESTED DIRECTORS

                                                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                             SECURITIES IN ALL REGISTERED
                                                                                           INVESTMENT COMPANIES OVERSEEN BY
                                        DOLLAR RANGE OF EQUITY SECURITIES                  DIRECTOR IN FAMILY OF INVESTMENT
NAME OF DIRECTOR                                   IN THE FUND                                         COMPANIES
----------------        ----------------------------------------------------------------   --------------------------------
Anne F. Pollack                                       None                                                ___

Robert D. Rock                     $1 - $10,000 in MainStay VP Bond Portfolio                        Over $100,000
                           $1 - $10,000 in MainStay VP Capital Appreciation Portfolio
                               $1 - $10,000 in MainStay VP Common Stock Portfolio
                                $1 - $10,000 in MainStay VP Government Portfolio

Gary E. Wendlandt        $1 - $10,000 in MainStay VP High Yield Corporate Bond Portfolio             Over $100,000
                           $1 - $10,000 in MainStay VP International Equity Portfolio

                              $1 - $10,000 in MainStay VP Mid Cap Growth Portfolio
                        $1 - $10,000 in MainStay VP Small Cap Growth Portfolio Portfolio
                                  $1 - $10,000 in MainStay VP Value Portfolio

                                                  NON-INTERESTED DIRECTORS

Jill Feinberg                                         None                                               None

Daniel Herrick                                        None                                               None

Richard H. Nolan, Jr.                                 None                                               None

Raymond Stickel, Jr.                                  None                                               None

Roman L. Weil                 $1 - $10,000 in MainStay VP S&P 500 Index Portfolio                     $1-$10,000

John A. Weisser, Jr.    Over $100,000 in MainStay VP High Yield Corporate Bond Portfolio             Over $100,000

COMPENSATION

          Each Director of the Fund who is not an interested person of the Fund currently receives a fee of $35,000 per year plus $4,000 for each regularly scheduled (in person) Board meeting attended, $2,000 for each telephonic meeting attended, $2,000 for each Audit Committee meeting attended and $1,500 for all other Committee meetings attended, and is reimbursed for out-of-pocket expenses incurred in connection with attending meetings. The Audit Committee Chairman receives an additional fee of $12,000 per year and each member of the Audit Committee receives an annual retainer fee of $3,000 per year. The Lead Indepenent Director receives an additional fee of $12,000 per year. No Director or officer of the Fund who is also a director, officer or employee of New York Life is entitled to any compensation from the Fund for services to the Fund. The following Compensation Table reflects all compensation paid by the Fund for the fiscal year ended December 31, 2005, for each of the following persons:

                                                        PENSION OR
                                        AGGREGATE       RETIREMENT                          TOTAL COMPENSATION
                                      COMPENSATION   BENEFITS ACCRUED   ESTIMATED ANNUAL    FROM REGISTRANT AND
                                          FROM        AS PART OF FUND     BENEFITS UPON    FUND COMPLEX PAID TO
     NAME OF PERSON, POSITION             FUND           EXPENSES          RETIREMENT            DIRECTORS
     ------------------------         ------------   ----------------   ----------------   --------------------
Michael J. Drabb, Director+             $ 74,500             0                  0                $ 74,500
Jill Feinberg, Director                 $ 90,000             0                  0                $ 90,000
Daniel Herrick, Director                $ 84,000             0                  0                $ 84,000
Richard H. Nolan, Jr.                          0             0                  0                       0

Anne F. Pollack, Director                      0             0                  0                       0
Robert D. Rock, Director                       0             0                  0                       0
Raymond Stickel, Jr.                           0             0                  0                       0
Roman L. Weil, Director*                $103,500             0                  0                $103,500
John A. Weisser, Jr., Director**        $102,000             0                  0                $102,000
Gary E. Wendlandt, Director                    0             0                  0                       0
                                                                                                 --------
   TOTAL                                $454,000                                                 $454,000
                                                                                                 ========

* Mr. Weil receives an additional $12,000 per year as Chairman of the Audit Committee effective January 1, 2006.

** Mr. Weisser receives an additional $12,000 per year as Lead Independent Director effective January 1, 2006.

+    Mr. Drabb resigned on November 30, 2005.

                         THE MANAGER AND THE SUBADVISORS

          New York Life Investment Management LLC ("NYLIM" or the "Manager"), subject to the supervision of the Directors of the Fund and in conformity with the stated policies of each Portfolio of the Fund, administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of each Portfolio's holdings, including the purchase, retention, disposition and loan of securities. These advisory services are provided pursuant to a Management Agreement with regard to the Balanced, Conservative Allocation, , Floating Rate, Growth Allocation, Mid Cap Core, Mid Cap Growth, Mid Cap Value, Moderate Allocation, Moderate Growth Allocation and Small Cap Growth Portfolios and pursuant to Investment Advisory Agreements with regard to the rest of the Portfolios. As described more fully below, the Manager has delegated day-to-day Portfolio management responsibilities for fifteen of the Portfolios to certain Subadvisors. The Manager is a subsidiary of New York Life Insurance Company ("New York Life").

          Prior to February 13, 2001, MacKay Shields LLC ("MacKay Shields") served as the investment adviser to the Capital Appreciation, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return and Value Portfolios. On February 13, 2001, the Directors of the Fund approved a Substitution Agreement which substituted NYLIM for MacKay Shields as investment adviser to these Portfolios. The Board also approved a Subadvisory Agreement between NYLIM and MacKay Shields, under which MacKay Shields will continue to provide portfolio management services to these Portfolios.

          Prior to February 13, 2001, New York Life served as the investment adviser to the Basic Value, Income & Growth, Developing Growth and Large Cap Growth Portfolios. On February 13, 2001, the Directors of the Fund approved Substitution Agreements which substituted NYLIM for New York Life as investment adviser to these Portfolios.

          Prior to December 22, 2000, Madison Square Advisers LLC served as the investment adviser to the Bond and Common Stock Portfolios and Monitor Capital Advisers LLC served as the investment adviser to the S&P 500 Index Portfolio. On December 22, 2000, the Directors of the Fund approved Substitution Agreements which substituted NYLIM for Madison Square Advisers LLC and Monitor Capital Advisers LLC for the respective portfolios. For periods prior to May 1, 1999, New York Life served as investment adviser to the Bond and Common Stock Portfolios.

          All of the substitutions as described above did not affect the investment personnel responsible for managing the Portfolios' investments or any other aspect of the Portfolios' operations.

          Each of the Management Agreement and Investment Advisory Agreements will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors, or by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act and in a rule under the Act) and, in either case, by a majority of the Directors who are not "interested persons" of the Fund or the Manager (as that term is defined in the 1940 Act).

          The Manager has authorized any of its Directors, officers and employees who have been elected or appointed as Directors or officers of the Fund to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, the Manager bears the salaries and expenses of all of its personnel.

          Other than as imposed by law, the Management Agreement and Investment Advisory Agreements provide that the Manager shall not be liable to the Portfolios for any error of judgment by it or for any loss sustained by the Portfolio, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Agreement also provides that it shall terminate automatically if assigned, and that it may be terminated without penalty by either party upon no more than 60 days nor less than 30 days written notice.

          The Fund has filed an application with the SEC requesting an order for exemptive relief from certain provisions of the 1940 Act that require shareholder approval of subadvisory agreements and material amendments to such agreements. While there can be no assurance, the SEC has approved numerous similar applications in the past, and the Fund expects the SEC to issue the order requested by the Fund allowing the Manager to implement a manager-of-managers arrangement. In addition, the SEC has proposed a new rule under the 1940 Act, which would permit such operation without the necessity of obtaining such an order.

          Other conditions to exemptive relief may include the following: (i) the Fund would make certain disclosures in the prospectus regarding the existence, substance and effect of the order; (ii) the Fund would be required to provide an information statement to shareholders of a Portfolio containing details about the Subadvisor, the Subadvisory Agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new Subadvisor; (iii) the Board of Directors would be required to determine that any change in Subadvisors is in the best interests of the Portfolio; (iv) no Director or Officer of the Portfolio would be permitted to own any interest in a Subadvisor, subject to certain exceptions; and (v) the Manager would not enter into a Subadvisory Agreement with any affiliated Subadvisor without shareholder approval.

          The Fund and the Manager have applied for an exemptive order from the SEC that would permit the Manager greater flexibility than is currently provided by the Investment Company Act to retain investment subadvisors and modify investment subadvisory arrangements. Under the exemptive order, if granted, the Manager would continue to provide or oversee the provision of portfolio management services to the Fund and the Portfolios by one or more investment subadvisors, but would have the additional flexibility to retain investment subadvisors and materially modify investment subadvisory agreements without shareholder approval, as is currently required by the Investment Company Act. However, there can be no assurance that the SEC will grant the exemptive relief.

          Pursuant to Subadvisory Agreements between the Manager and each of American Century Investment Management, Inc., with respect to the Income & Growth Portfolio; The Dreyfus Corporation, with respect to the Basic Value Portfolio; Winslow Capital Management, Inc., with respect to Large Cap Growth Portfolio; and Lord, Abbett & Co. LLC, with respect to the Developing Growth Portfolio (each a "Subadvisor" and collectively, the "Subadvisors"), the Subadvisors have been delegated day-to-day responsibility for the investment decisions of the Portfolios. The Subadvisors, subject to the supervision of the Directors of the Fund and the Manager and in conformity with the stated policies of each of the Portfolios and the Fund, manage their respective Portfolios, including the purchase, retention, disposition and loan of securities.

          Pursuant to Subadvisory Agreements between the Manager and MacKay Shields with respect to the Capital Appreciation, Mid Cap Value, Mid Cap Growth, Small Cap Growth, Total Return, Government, High Yield Corporate Bond, International Equity, Value and Convertible Portfolios, MacKay Shields, as Subadvisor, has been delegated day-to-day responsibility for the investment decisions of the Portfolios.

MacKay Shields, subject to the supervision of the Directors of the Fund and the Manager and in conformity with the stated policies of each of the Portfolios and the Fund, manages the Portfolios, including the purchase, retention, disposition and loan of securities.

          The Subadvisory Agreements will remain in effect for two years following their effective dates, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors or by a vote of the majority of the outstanding voting securities of each of the Portfolios (as defined in the 1940 Act or in a rule under the 1940 Act) and, in either case, by a majority of the Directors who are not "interested persons" of the Fund, the Manager or any Subadvisor (as the term is defined in the 1940
Act).

          As compensation for service, the Manager, not the Portfolios, pays the Subadvisors an annual fee, computed daily and paid monthly during the preceding month, at the following annual rates:

Capital Appreciation Portfolio                                0.36%
Cash Management Portfolio                                     0.25%
Convertible Portfolio                                         0.36%
Government Portfolio                                          0.30%
High Yield Corporate Bond Portfolio                           0.30%
International Equity Portfolio                                0.60%
Mid Cap Growth Portfolio                                     0.375%
Mid Cap Value Portfolio                                       0.35%
Small Cap Growth Portfolio                                    0.50%
Total Return Portfolio                                        0.32%
Value Portfolio                                               0.36%

Income & Growth Portfolio                     0.40% on assets up to $100 million,
                                       0.35% on assets from $100 million to $200 million,
                                               0.30% on assets over $200 million.

Basic Value Portfolio                         0.45% on assets up to $250 million,
                                               0.40% on assets over $250 million.

Large Cap Growth Portfolio*                   0.40% on assets up to $250 million,
                                       0.35% on assets from $250 million to $500 million,
                                       0.30% on asset from $500 million to $750 million,
                                       0.25% on assets from $750 million to $1 billion,
                                                0.20% on assets over $1billion*

Developing Growth Portfolio                0.50% on the first $200 million in assets,
                                       0.45% on assets from $200 million to $500 million,
                                       0.425% on assets from $500 million to $1 billion,
                                               0.40% on assets above $1 billion.

* On the average daily net asset value of all Winslow-serviced assets in all investment companies managed by the Manager, including the Large Cap Growth Fund, a series of The MainStay Funds.

          For the years ended December 31, 2005, December 31, 2004 and December 31, 2003, the amount of advisory fees paid by the Fund to the Manager and its affiliates and the amount of Subadvisory fees paid by the Manager and its affiliates to the Subadvisors is indicated in the following table. All amounts were paid to the Manager or its affiliates except for aSubadvisory fees paid to American Century Investment Management, Inc., The Dreyfus Corporation, Winslow Capital Management, Inc., and Lord, Abbett & Co., LLC in respect to the Portfolios they sub-advise.

                                           SUB-                     SUB-                      SUB-
                             ADVISORY    ADVISORY    ADVISORY     ADVISORY     ADVISORY     ADVISORY
                               FEES        FEES        FEES         FEES         FEES         FEES
        PORTFOLIO           PAID 2005   PAID 2005    PAID 2004    PAID 2004    PAID 2003    PAID 2003
        ---------           ---------   ---------   ----------   ----------   ----------   ----------
Balanced**                                          $      N/A   $      N/A   $      N/A   $      N/A
Basic Value                                            497,312*     372,984      321,903*     241,427
Bond                                                 1,216,915          N/A    1,299,431          N/A
Capital Appreciation                                 3,544,528*   3,544,528    3,244,984    3,244,984
Common Stock                                         2,232,387          N/A    1,919,245          N/A
Convertible                                          1,246,430*   1,246,430      885,729*     885,729
Developing Growth                                      280,929*     234,107      182,109*     157,757
Floating Rate**                                            N/A          N/A          N/A          N/A
Government                                           1,003,220*   1,003,220    1,361,795*   1,361,795
High Yield Corporate Bond                            3,817,867*   3,817,867    2,759,638*   2,759,638
Income & Growth                                        409,074*     327,260      304,459*     243,567
International Equity                                   890,129*     890,129      458,478*     458,478
Large Cap Growth***                                    755,577*     604,461      669,824*     535,860
Mid Cap Core **                                        902,871          N/A      348,251          N/A
Mid Cap Growth **                                    1,083,456*     541,728      364,486*     182,243
Mid Cap Value **                                     1,593,894*     796,947      770,062*     385,031
S&P 500 Index                                        1,337,447*         N/A    1,074,579          N/A
Small Cap Growth**                                   1,301,178*     650,584      580,404*     290,202
Total Return                                         1,794,615*   1,794,615*   1,663,166*   1,663,166*
Value                                                1,835,097*   1,835,097*   1,294,710*   1,294,710*

*    Gross management fee - includes Subadvisory fee.

** Management fee includes administration fee, discussed below under "Administrative Services."

*** For the period prior to August 15, 2005, $_______ was paid to Eagle Asset Management, Inc. as Subadvisor to the portfolio.

          Aggregate management and Subadvisory fees paid to the Manager and its affiliates for the years ended December 31, 2005, December 31, 2004 and December 31, 2003 were $____, $18,954,007 and $19,451,198, respectively.

          The Manager has voluntarily agreed to waive its Advisory Fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million for the Basic Value Portfolio. For the year ended December 31, 2005 the Manager waived $____ of its management fee for the Basic Value Portfolio.

          [RECOUPED AMOUNT(S) LANGUAGE TO BE INSERTED IN THIS SECTION]

                             ADMINISTRATIVE SERVICES

          The Manager provides administrative services to each of the Portfolios. These services are provided to the Balanced, Conservative Allocation, Floating Rate, Growth Allocation, Mid Cap Core, Mid Cap Growth, Mid Cap Value, Moderate Allocation, Moderate Growth Allocation and Small Cap Growth Portfolios, pursuant to the Management Agreement referenced above. These services are provided to the other Portfolios pursuant to a separate Administrative Agreement.

          The Manager has authorized any of its Directors, officers and employees who have been elected or appointed as Directors or officers of the Fund to serve in the capacities in which they have been elected or appointed. In connection with its administration of the business affairs of the Portfolios, and except as indicated in the Prospectus, the Manager bears the following expenses:

               (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Directors not affiliated with the Manager or the Subadvisors; and

               (b) all expenses incurred by the Manager in connection with administering the ordinary course of the Portfolios' business, other than those assumed by the Fund.

          Prior to February 13, 2001, New York Life Insurance and Annuity Corporation ("NYLIAC") served as administrator for the Portfolios and NYLIAC retained MainStay Management LLC, an affiliate, as subadministrator. On February 13, 2001, the Board of Directors of the Fund approved a Substitution Agreement which substituted NYLIM for NYLIAC as Administrator to the Fund. Additionally, the Board terminated the Sub-Administration Agreement with MainStay Management LLC.

          Under a separate agreement, New York Life has granted the Portfolios the right to use the "New York Life" name and service marks and has reserved the right to withdraw its consent to the use of such name and marks by the Fund at any time, and to grant the use of such name and marks to other users.

          During the last three calendar years, the Portfolios paid administration fees to the Administrator as follows:

                                                           AMOUNT OF
                                                    ADMINISTRATIVE FEES PAID
                               -----------------------------------------------------------------
                               FOR THE YEAR ENDED   FOR THE YEAR ENDED        FOR THE PERIOD
          PORTFOLIO                 12/31/05             12/31/04        FROM 6/2/03 TO 12/31/03
          ---------            ------------------   ------------------   -----------------------
Balanced+*                                                     N/A                    N/A
Bond                                                       973,532              1,039,545
Capital Appreciation                                     1,969,182              1,802,769
Common Stock                                             1,785,910              1,535,396
Conservative Allocation**                                      N/A                    N/A
Convertible                                                692,461                492,072
Floating Rate+*                                                N/A                    N/A
Government                                                 668,813                907,864
Growth Allocation**                                            N/A                    N/A
High Yield Corporate Bond                                2,545,244              1,839,759
International Equity                                       296,710                152,826
Mid Cap Core+                                                    0                      0
Mid Cap Growth+                                                  0                      0
Mid Cap Value+                                                   0                      0
Moderate Allocation**                                          N/A                    N/A
Moderate Growth Allocation**                                   N/A                    N/A
Small Cap Growth +                                               0                      0
S&P 500 Index                                            2,674,893              2,149,159
Total Return                                             1,121,634              1,039,479
Value                                                    1,019,498                719,283
Income & Growth                                            163,630                121,784
Basic Value                                                165,771                107,301
Large Cap Growth                                           302,231                267,930
Developing Growth                                           93,643                 60,703

+    Administration fee of .20% reflected in advisory fee table on page __.

* No fees were paid on behalf of the Balanced and Floating Rate Portfolios for the years ended December 31, 2003 and December 31, 2004, as they had not commenced operations until May 2, 2005.

** No fees were paid on behalf of the Asset Allocation Portfolios for the years ended December 31, 2003, December 31, 2004 and December 31, 2005 as they had not commenced operations until February 13, 2006.

                                 THE DISTRIBUTOR

          NYLIFE Distributors LLC, a limited liability corporation organized under the laws of Delaware, serves as the distributor (the "Distributor") of the Fund for the Service Class shares of the Portfolios pursuant to a Distribution and Service Agreement, dated May 13, 2003, as amended December 22, 2005. The Distributor is not obligated to sell any specific amount of the Service Class shares, and receives no compensation from the Fund or the Portfolios under the Distribution and Service Agreement.

          The Distribution and Service Agreement is subject to annual approval by the Board. The Distribution and Service Agreement is terminable with respect to a Portfolio at any time, without payment of a penalty, by vote of a majority of the Independent Directors upon 30 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of that Portfolio, upon 30 days' written notice to the Distributor, or by the Distributor, upon 30 days' written notice to the Fund. The Distribution and Service Agreement will terminate in the event of its assignment.

          The shares of each Portfolio are offered continuously, although each Portfolio reserves the right to suspend or terminate such offering at any time. The Distribution and Service Agreement for the Service Class shares of the Portfolios was initially approved by the Board, including a majority of the independent Directors, at an in-person meeting held on [December 3, 2004.]

DISTRIBUTION AND SERVICE PLAN

          For each of the Portfolios offering Service Class shares, the Fund has adopted a Distribution and Service Plan for the Service Class shares pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, each Portfolio's Service Class shares pays a monthly distribution and service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to the Portfolio's Service Class shares as compensation for distribution activities and shareholder services with respect to Service Class shares. The distribution and service fee may be retained by the Distributor or used by the Distributor to pay third parties, including insurance companies, broker-dealers and other financial institutions and organizations (a) for servicing shareholder accounts, including retention or payment of a continuing fee which may accrue immediately after the sale of shares; and (b) for services in connection with any activities or expenses primarily intended to result in the sale of the Service Class shares of the Portfolios, including, but not limited to, retention or payment of compensation, to provide or obtain various distribution-related and/or administrative services for the Service Class shares. These services may include, among other things, processing new Policy account applications, preparing and transmitting to the Portfolio's Transfer Agent computer processable tapes of all transactions by Policy Owners and serving as the primary source of information to Policy Owners in answering questions concerning the Service Class shares and their transactions with the Service Class shares. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature, training and educating agents, and other promotional activities on behalf of the Service Class shares of the Portfolios. In addition, the 12b-1 Plan authorizes payment by the Service Class shares of the cost of preparing, printing and distributing Service Class Prospectuses and Statements of Additional Information to prospective Policy Owners and of implementing and operating the Plan.

          Because the distribution and service fee is paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of an investment in Service Class shares and may cost a Service Class shareholder more than paying other types of sales charges. The 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of the 12b-1 Plan. If the 12b-1 Plan for Service Class shares of a Portfolio is terminated, the Service Class will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. The 12b-1 Plan may be terminated only by specific action of the Board or shareholders.

          The 12b-1 Plan shall continue in effect from year to year with respect to a Portfolio, provided such continuance is approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of the Service Class shares of the Portfolio (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the independent Directors. No 12b-1 Plan may be amended with respect to a Portfolio to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Service Class of the Portfolio, and all material amendments of the 12b-1 Plan must also be approved by the Directors in the manner described above. The 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the independent Directors, or by a vote of a majority of the outstanding voting securities of the affected Service Class of a Portfolio (as defined in the 1940
Act), on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Directors who are not such interested persons has been committed to those Directors who are not such interested persons. The Directors have determined that, in their judgment, there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund, the Service Class shares of each Portfolio, and their respective shareholders. Pursuant to the 12b-1 Plan, the Distributor shall provide the Fund for review by the Board, and the Board shall review at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purpose for which such expenditures were made.

          For the years ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively, the Fund paid distribution and service fees pursuant to the 12b-1 Plan as follows:

                                                       AMOUNT OF FEES PAID
                                                           PURSUANT TO
                                                           12B-1 PLAN
                               ------------------------------------------------------------------
                               FOR THE YEAR ENDED   FOR THE YEAR ENDED   PERIOD FROM JUNE 2, 2003
          PORTFOLIO                 12/31/05             12/31/04          TO DECEMBER 31, 2003
          ---------            ------------------   ------------------   ------------------------
Balanced*                                                     N/A                     N/A
Bond                                                     $103,087                 $12,080
Capital Appreciation                                     $ 82,105                 $ 8,680
Common Stock                                             $155,602                 $ 5,695
Conservative Allocation**                                     N/A                     N/A
Convertible                                              $125,060                 $12,441
Floating Rate*                                                N/A                     N/A
Government                                               $ 68,669                 $ 9,089
Growth Allocation**                                           N/A                     N/A
High Yield Corporate Bond                                $422,254                 $43,402
International Equity                                     $ 66,825                 $ 4,403
Mid Cap Core                                             $ 58,683                 $ 4,740
Mid Cap Growth                                           $102,817                 $ 8,417
Mid Cap Value                                            $109,059                 $ 8,901
Moderate Allocation**                                         N/A                     N/A
Moderate Growth Allocation**                                  N/A                     N/A
Small Cap Growth                                         $ 86,187                 $ 7,066
S&P 500 Index                                            $225,522                 $20,938
Total Return                                             $ 65,289                 $ 6,161
Value                                                    $ 89,863                 $ 7,850
Income & Growth                                          $ 24,708                 $ 2,088
Basic Value                                              $ 38,161                 $ 3,076
Growth                                                   $ 34,163                 $ 3,940
Developing Growth                                        $ 25,256                 $ 2,408

* No fees were paid on behalf of the Balanced and Floating Rate Portfolios for the years ended December 31, 2003 and December 31, 2004, as they had not commenced operations until May 2, 2005.

** No fees were paid on behalf of the Asset Allocation Portfolios for the years ended December 31, 2003, December 31, 2004 and December 31, 2005 as they had not commenced operations until February 13, 2006.

          For the year ended December 31, 2005, the following amounts were spent for distribution-related activities with respect to the Service Class shares of each Portfolio:

                        SERVICE CLASS EXPENSE CATEGORIES
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                                        APPROXIMATE
                                               PRINTING AND                                                             TOTAL AMOUNT
                                                 MAILING                                                                  SPENT BY
                                             PROSPECTUSES TO   COMPENSATION                                                NYLIFE
                                 SALES          OTHER THAN          TO        COMPENSATION                              DISTRIBUTORS
                              MATERIAL AND       CURRENT       DISTRIBUTION     TO SALES     COMPENSATION TO            WITH RESPECT
                               ADVERTISING     SHAREHOLDERS      PERSONNEL      PERSONNEL     BROKER DEALERS   OTHER*      TO FUND
                              ------------   ---------------   ------------   ------------   ---------------   ------   ------------
Basic Value
Balanced
Bond
Capital Appreciation
Common Stock
Conservative Allocation*
Convertible
Developing Growth
Floating Rate
Government
Growth Allocation*
Large Cap Growth
High Yield Corporate Bond
Income & Growth
International Equity
Mid Cap Core
Mid Cap Growth
Mid Cap Value
Moderate Allocation*
Moderate Growth Allocation*
Small Cap Growth
S&P 500 Index
Total Return
Value
TOTAL

* Other includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies inforce. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

** No fees were paid on behalf of the Asset Allocation Portfolios for the year ended December 31, 2005 as they had not commenced operations until February 13, 2006.

          For the year ended December 31, 2004, the following amounts were spent for distribution-related activities with respect to the Service Class shares of each Portfolio:

                        SERVICE CLASS EXPENSE CATEGORIES
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                                      APPROXIMATE
                                           PRINTING AND                                                              TOTAL AMOUNT
                                             MAILING                                                                   SPENT BY
                                         PROSPECTUSES TO   COMPENSATION                                                 NYLIFE
                              SALES         OTHER THAN          TO        COMPENSATION   COMPENSATION                DISTRIBUTORS
                          MATERIAL AND       CURRENT       DISTRIBUTION     TO SALES       TO BROKER                 WITH RESPECT
                           ADVERTISING     SHAREHOLDERS      PERSONNEL      PERSONNEL       DEALERS       OTHER*        TO FUND
                          ------------   ---------------   ------------   ------------   ------------   ----------   ------------
Basic Value                $  107,731        $  7,213       $  211,708     $   358,763    $   30,308    $  109,610    $   825,333
Balanced**                         NA              NA               NA              NA            NA            NA             NA
Bond                       $  291,183        $ 19,497       $  572,219     $   969,690    $   81,919    $  296,263    $ 2,230,771
Capital Appreciation       $  237,337        $ 15,557       $  456,577     $   773,722    $   65,364    $  236,390    $ 1,779,946
Common Stock               $  157,621        $ 10,554       $  309,749     $   524,905    $   44,344    $  160,370    $ 1,207,542
Convertible                $  353,577        $ 23,675       $  694,832     $ 1,177,473    $   99,473    $  359,745    $ 2,708,775
Developing Growth          $   71,363        $  4,778       $  140,240     $   237,652    $   20,077    $   72,608    $   546,718
Floating Rate**                    NA              NA               NA              NA            NA            NA             NA
Government                 $  193,811        $ 12,977       $  380,869     $   645,426    $   54,526    $  197,193    $ 1,484,802
Large Cap Growth           $   97,613        $  6,536       $  191,825     $   325,070    $   27,462    $   99,316    $   747,823
High Yield Corporate
   Bond                    $1,192,690        $ 79,860       $2,343,816     $ 3,971,866    $  335,543    $1,213,497    $ 9,137,272
Income & Growth            $   69,507        $  4,654       $  136,591     $   231,469    $   19,554    $   70,719    $   532,494
International Equity       $  186,937        $ 12,517       $  367,361     $   622,535    $   52,592    $  190,199    $ 1,432,140
Mid Cap Core               $  168,028        $ 11,050       $  324,304     $   549,571    $   46,428    $  167,907    $ 1,264,287
Mid Cap Growth             $  289,791        $ 19,404       $  569,483     $   965,054    $   81,528    $  294,846    $ 2,220,106
Mid Cap Value              $  305,721        $ 20,470       $  600,788     $ 1,018,104    $   86,009    $  311,054    $ 2,342,147
Small Cap Growth           $  243,081        $ 16,276       $  477,691     $   809,502    $   68,387    $  247,322    $ 1,862,259
S&P 500  Index             $  636,717        $ 42,633       $1,251,245     $ 2,120,378    $  179,130    $  647,824    $ 4,877,927
Total Return               $  184,822        $ 12,375       $  363,202     $   615,488    $   51,996    $  188,046    $ 1,415,930
Value                      $  253,112        $ 16,948       $  497,404     $   842,908    $   71,209    $  257,528    $ 1,939,109
TOTAL                      $5,032,640        $336,975       $9,889,903     $16,759,576     1,415,849    $5,120,437    $38,555,380

* Other includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies inforce. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

** No fees were paid on behalf of the Balanced and Floating Rate Portfolios for the year ended December 31, 2004 as they had not commenced operations until May 2, 2005.

          For the period from June 2, 2003 to December 31, 2003, it is estimated that the following amounts were spent for distribution-related activities with respect to the Service Class shares of each Portfolio:

                        SERVICE CLASS EXPENSE CATEGORIES
                        JUNE 2, 2003 TO DECEMBER 31, 2003

                                                                                                                      APPROXIMATE
                                           PRINTING AND                                                              TOTAL AMOUNT
                                             MAILING                                                                   SPENT BY
                                         PROSPECTUSES TO   COMPENSATION                                                 NYLIFE
                              SALES         OTHER THAN          TO        COMPENSATION   COMPENSATION                DISTRIBUTORS
                          MATERIAL AND       CURRENT       DISTRIBUTION     TO SALES       TO BROKER                 WITH RESPECT
                           ADVERTISING     SHAREHOLDERS      PERSONNEL      PERSONNEL       DEALERS       OTHER*        TO FUND
                          ------------   ---------------   ------------   ------------   ------------   ----------   ------------
Convertible                $  202,157        $ 11,985       $  344,517     $  586,843     $   84,029    $  197,706    $ 1,427,237
Government                    147,689           8,756          251,694        428,729         61,389       144,438      1,042,695
High Yield Corporate
   Bond                       705,255          41,812        1,201,904      2,047,294        293,148       689,730      4,979,143
International Equity           71,542           4,241          121,923        207,680         29,737        69,967        505,090
Mid Cap Core                   77,021           4,566          131,260        223,585         32,015        75,326        543,773
Mid Cap Growth                136,774           8,109          233,092        397,044         56,852       133,764        965,635
Small Cap Growth              114,817           6,808          195,672        333,304         47,725       112,289        810,615
Total Return                  100,116           5,936          170,619        290,628         41,614        97,911        706,824
Value                         127,549           7,562          217,371        370,265         53,018       124,742        900,507
Bond                          196,298          11,638          334,533        569,834         81,594       191,977      1,385,874
Income & Growth                33,921           2,011           57,809         98,471         14,100        33,175        239,487
Basic Value                    49,977           2,963           85,171        145,078         20,773        48,876        352,838
Growth                         64,024           3,796          109,111        185,857         26,612        62,614        452,014
Developing Growth              39,136           2,321           66,696        113,608         16,267        38,275        276,303
Capital Appreciation          141,042           8,362          240,366        409,434         58,626       137,938        995,768
Common Stock                   92,540           5,486          157,708        268,637         38,466        90,503        653,340
Mid Cap Value                 144,641           8,575          246,498        419,880         60,122       141,457      1,021,173
S&P 500 Index                 340,228          20,171          579,821        987,653        141,420       332,739      2,402,032
   TOTAL                   $2,784,727        $165,098       $4,745,765     $8,083,824     $1,157,507    $2,723,427    $19,660,348

* Other includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies inforce. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

                           EXPENSES BORNE BY THE FUND

          Except for the expenses to be paid by the Manager as described in the Prospectus, the Fund, on behalf of each Portfolio, is responsible under its Management Agreement for the payment of expenses related to each Portfolio's operations, including: (1) the fees payable to the Manager; (2) the fees and expenses of Directors who are not affiliated with the Manager or the Subadvisors; (3) certain fees and expenses of the Fund's custodians; (4) the charges and expenses of the Fund's legal counsel and independent accountants;
(5) brokers' commissions and any issue or transfer taxes chargeable to the Fund, on behalf of a Portfolio, in connection with its securities transactions; (6) the fees of any trade association of which a Portfolio or the Fund is a member;
(7) the cost of share certificates representing shares of a Portfolio; (8) reimbursement of a portion of the organization expenses of a Portfolio and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Portfolio's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Portfolio to federal, state or other governmental agencies; and (13) costs associated with the pricing of the Portfolios' shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

                      PROXY VOTING POLICIES AND PROCEDURES

          It is the Fund's policy that proxies received by the Fund are voted in the best interests of the Fund's shareholders. The Board of Directors of the Fund has adopted Proxy Voting Policies and Procedures for the Fund that delegate all responsibility for voting proxies received relating to the Fund's portfolio securities to the Manager, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Fund are voted in the best interests of the Fund and its shareholders. Where the Fund has retained the services of a Subadvisor to provide day-to-day portfolio management for a Portfolio, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Fund's Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Fund may revoke all or part of this delegation (to the Manager and/or Subadvisor as applicable) at any time by a vote of the Board.

          MANAGER'S PROXY VOTING GUIDELINES. To assist the Manager in approaching proxy voting decisions for the Fund and its other clients, the Manager has adopted proxy voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected Institutional Shareholder Services ("ISS") - an unaffiliated third-party proxy research and voting service - to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Fund's portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

          The following examples illustrate the Manager's Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

          Board of Directors. The Manager will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. In a contested election of directors, the Manager will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager generally supports proposals to fix the board size or designate a range for the board size, proposals to repeal classified boards or elect all directors annually. The Manager also supports proposals seeking that a majority or more of the board be independent. The Manager generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

          Antitakeover Defenses and Voting Related Issues. The Manager generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent;

          and proposals to lower supermajority vote requirements. The Manager generally votes against proposals to restrict or prohibit shareholder ability to call special meetings of shareholder and proposals giving the board exclusive authority to amend the bylaws.

          Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights and against proposals to create a new class of common stock with superior voting rights.

          Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager will support proposals seeking additional information regarding compensation, but will vote against proposals that set absolute levels on compensation or dictate amount or form of compensation.

          CONFLICTS OF INTEREST. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Fund's and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than to vote proxies in its sole discretion. In these cases, the Manager may; (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Fund's Board, a designated Board committee or a representative of either, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Fund's Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself. As part of its delegation of proxy voting responsibility to the Manager, the Fund also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures such as the one just described. If the Manager chooses to override a voting recommendation made by ISS, the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

          The Manager has retained voting authority for the following
Portfolios: Balanced, Bond, Common Stock, Floating Rate, Mid Cap Core, S&P 500 Index, Conservative Allocation, Moderate Allocation, Moderate Growth Allocation and Growth Allocation.

          SUBADVISOR PROXY VOTING GUIDELINES. With respect to the Capital Appreciation, Cash Management, Convertible, Mid Cap Value, Mid Cap Growth, Small Cap Growth, Government, High Yield Corporate Bond, International Equity, Total Return and Value Portfolios, the Manager has delegated proxy voting authority to the Portfolios' Subadvisor, MacKay Shields. With respect to the Income & Growth Portfolio, the Manager has delegated proxy voting authority to the Portfolio's Subadvisor, American Century Investment Management, Inc. With respect to the Basic Value Portfolio, the Manager has delegated proxy voting authority to the Portfolio's Subadvisor, The Dreyfus Corporation. With respect to the Developing Growth Portfolio, the Manager has delegated proxy voting authority to the Portfolio's Subadvisor, Lord, Abbett & Co. LLC.

          Summaries of each Subadvisor's proxy voting policies and procedures are provided at Appendix B.

          FUND'S PROXY VOTING RECORD. The Fund is required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available on the MainStay Fund's website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

          The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Fund. Under these policies, the Manager publicly discloses the complete schedule of each Portfolio's portfolio holdings, as reported at month-end, no earlier than the first business day falling 30 days after the month's end and will publicly disclose each Portfolio's top ten holdings no earlier than the first business day falling 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of a Portfolio's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Fund's website at www.mainstayfunds.com or by calling the Fund at 1-800-598-2019.

          In addition, the Manager may share the Portfolio's non-public portfolio holdings information with Subadvisors, pricing services and other service providers, including Investors Bank & Trust Company, to the Fund, who require access to such information in order to fulfill their contractual duties to the Fund. The Manager may also disclose non-public information regarding a Portfolio's holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer and the Manager's Chief Investment Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Directors at the next regularly scheduled board meeting. All non-public portfolio holdings information is provided pursuant to a confidentiality agreement.

          All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide, among other things, that the recipient (1) will limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential; (2) will implement procedures to monitor compliance by its employees with the terms of the confidentiality agreement; and (3) upon written request from the Manager or the Fund, will promptly return or destroy the information.

          In connection with its management of the Asset Allocation Portfolios, the Manager may have access to non-public information regarding the Portfolios' portfolio holdings information and may use such information in making decisions regarding investments of the Asset Allocation Portfolios in the Portfolios. In all other cases, employees of the Manager who have access to non-public information regarding the Portfolios' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

          Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Portfolios' shareholders and the Portfolios' Manager, Subadvisor, distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Independent Directors or a majority of a Board committee consisting solely of Independent Directors approves such disclosure. The Fund, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board.

                               PORTFOLIO MANAGERS

     Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Information rearding these other accounts, as of December 31, 2005 is set forth below:


                                                                                NUMBER OF OTHER ACCOUNTS MANAGED
                                                                                   AND ASSETS BY ACCOUNT TYPE
                                                                   ---------------------------------------------------------
                                                                       REGISTERED         OTHER POOLED
     PORTFOLIO                                                         INVESTMENT          INVESTMENT            OTHER
      MANAGER             FUNDS MANAGED BY PORTFOLIO MANAGER            COMPANY             VEHICLES            ACCOUNTS
     ---------            ----------------------------------       -----------------   -----------------   -----------------
Claude Athaide        Cash Management Portfolio                              2 RICs,                   0         5 Accounts,
                                                                   $     443,733,327                       $     549,497,028
Rupal J. Bhansali     International Equity Portfolio                          1 RIC,                   0         5 Accounts,
                                                                   $     225,661,838                       $     876,208,044
                                                                             4 RICs,
Kurt Borgwardt        Income & Growth Portfolio                    $6,811,375,604.89                   0                   0
Rudolph C. Carryl     Capital Appreciation, Mid Cap Growth,                  5 RICs,                   0        43 Accounts,
                      Small Cap Growth and Total Return            $   1,809,296,576                   0   $   2,013,672,297
                      Portfolios
William E. Costello   Basic Value Portfolio                        $1,127,512,152.79                   0   $     575,956,227
Robert H. Dial        Floating Rate Portfolio                                  1 RIC                             7 Accounts,
                                                                   $     448,892,839                   0   $   2,054,885,014
Duane Eatherly        Large Cap Growth Portfolio                              4 RICs                   0       113 Accounts,
                                                                   $     443,426,587                       $       7,387,443
Robert J. Eastman     Basic Value Portfolio                        $1,127,512,152.79                   0   $     575,956,227
Tony H. Elavia        Balanced Portfolio
Brian C. Ferguson     Basic Value Portfolio                        $1,127,512,152.79                       $     575,956,227
Harvey Fram           Common Stock and                                       2 RICs,                   0        11 Accounts,
                      MidCap Core Portfolios                       $1,127,512,152.79                       $     575,956,227
Gary Goodenough       Government                                             4 RICs,         2 Accounts,        49 Accounts,
                      Total Return                                 $     758,991,524   $  103,806,051.99   $4,808,259,006.82
Christopher Harms     Cash Management and                                    2 RICs,                   0         6 Accounts,
                      Total Return Portfolios                      $     342,354,979                       $     152,858,326
J. David Macey        Basic Value Portfolio                        $1,127,512,152.79                   0   $     575,956,227
Anthony Malloy        Floating Rate Portfolio                                 1 RIC,                   0          7 Accounts
                                                                   $     448,892,839                       $   2,054,885,014
Donald E. Morgan      High Yield Corporate                                   3 RICs,         6 Accounts,        47 Accounts,
                      Bond Portfolio                               $   2,757,769,144   $2,861,801,193.90   $    13,849556712
F. Thomas
O'Halloran            Developing Growth Portfolio                             3 RICs                   0       309 Accounts,

                                                                             NUMBER OF ACCOUNTS AND ASSETS
                                                                             FOR WHICH THE ADVISORY FEE IS
                                                                                 BASED ON PERFORMANCE
                                                                   ------------------------------------------------
                                                                   REGISTERED     OTHER POOLED
     PORTFOLIO                                                     INVESTMENT      INVESTMENT          OTHER
      MANAGER             FUNDS MANAGED BY PORTFOLIO MANAGER         COMPANY        VEHICLES          ACCOUNTS
     ---------            ----------------------------------       ----------   ---------------   -----------------
Claude Athaide        Cash Management Portfolio                             0                 0                   0
                                                                            0                 0                   0
Rupal J. Bhansali     International Equity Portfolio                        0                 0         3 Accounts,
                                                                                                  $     384,937,597
Kurt Borgwardt        Income & Growth Portfolio                             0                 0                   0
Rudolph C. Carryl     Capital Appreciation, Mid Cap Growth,                 0                 0         2 Accounts,
                      Small Cap Growth and Total Return                     0                 0   $      13,776,044
                      Portfolios
William E. Costello   Basic Value Portfolio                                 0                 0                   0
Robert H. Dial        Floating Rate Portfolio
Duane Eatherly        Large Cap Growth Portfolio
Robert J. Eastman     Basic Value Portfolio                                 0                 0                   0
Tony H. Elavia        Balanced Portfolio
Brian C. Ferguson     Basic Value Portfolio                                 0                 0                   0
Harvey Fram           Common Stock and                                      0                 0                   0
                      MidCap Core Portfolios
Gary Goodenough       Government                                            0                 0         5 Accounts,
                      Total Return                                                                $1,131,413,710.48
Christopher Harms     Cash Management and                                   0                 0                   0
                      Total Return Portfolios
J. David Macey        Basic Value Portfolio                                 0                 0                   0
Anthony Malloy        Floating Rate Portfolio                               0                 0                   0
Donald E. Morgan      High Yield Corporate                                  0       2 Accounts,         3 Accounts,
                      Bond Portfolio                                            $912,229,355.00   $  263,787,747.97
F. Thomas
O'Halloran            Developing Growth Portfolio                           0                 0                   0

                                                                            NUMBER OF OTHER ACCOUNTS MANAGED
                                                                               AND ASSETS BY ACCOUNT TYPE
                                                                   --------------------------------------------------
                                                                       REGISTERED       OTHER POOLED
     PORTFOLIO                                                         INVESTMENT        INVESTMENT         OTHER
      MANAGER             FUNDS MANAGED BY PORTFOLIO MANAGER            COMPANY           VEHICLES        ACCOUNTS
     ---------            ----------------------------------       -----------------   -------------   --------------
                                                                   $          1,164.                   $        257.0
Francis J. Ok         S&P 500 Index Portfolio                                 2 RICs               0      6 Accounts,
                                                                   $   2,060,978,946                   $1,419,774,087
Michael J. Pagano     Bond Portfolio                                          1 RIC,               0      7 Accounts,
                                                                   $     448,892,839                   $2,054,885,014
Ashi Parikh           Large Cap Growth Portfolio                              6 RICs      2 Accounts     310 Accounts
                                                                   $     646,143,567   $  26,652,881      747,978,436
J. Matthew Philo      High Yield                                              1 RIC,               0                0
                      Corporate Bond Portfolio                     $   1,443,720,338
Joseph Portera        Government Portfolio                                    1 RIC,        Account,     17 Accounts,
                                                                   $     315,931,913   $1,180,679.36   $77,212,949.61
Richard A. Rosen      Mid Cap Value, Value,                                  4 RICs,               0     30 Accounts,
                      Total Return Portfolios                      $   1,299,142,993                   $1,458,236,254
Joan M. Sabella       Balanced Portfolio
John Schniedwind      Income & Growth Portfolio                               5 RICs               0                0
                                                                   $7,007,458,039.54
Donald F. Serek       Bond Portfolio                                           1 RIC               0      9 Accounts,
                                                                   $     482,765,898                   $1,928,734,688
Mark T. Spellman      Mid Cap Value, Mid Cap                                 2 RICs,               0      8 Accounts,
                      Growth, Total Return                         $     477,969,466                   $  462,444,701
                      Convertible Portfolios                       $   2,177,728,344                   $2,013,672,297
Edward Silverstein    Convertible Portfolio                                   1 RIC,               0     10 Accounts,
                                                                   $     368,431,768                   $  783,152,419
                      Capital Appreciation, Convertible, Mid Cap
                      Growth, Small Cap Growth, Total Return                 6 RICs,
Edmund C. Spelman     Portfolios                                   $   2,177,728,344               0     43 Accounts,
Thomas Volpe, Jr.     Bond Portfolio                                          1 RIC,               0   $2,013,672,297
                                                                   $     482,756,898                                0
                                                                             4 RICs,
Zili Zhang            Income & Growth Portfolio                    $6,811,375,604.89               0                0

                                                                          NUMBER OF ACCOUNTS AND ASSETS
                                                                          FOR WHICH THE ADVISORY FEE IS
                                                                              BASED ON PERFORMANCE
                                                                   -------------------------------------------
                                                                   REGISTERED     OTHER POOLED
     PORTFOLIO                                                     INVESTMENT      INVESTMENT        OTHER
      MANAGER             FUNDS MANAGED BY PORTFOLIO MANAGER         COMPANY        VEHICLES        ACCOUNTS
     ---------            ----------------------------------       ----------   ---------------   ------------
Francis J. Ok         S&P 500 Index Portfolio                               0                 0              0
Michael J. Pagano     Bond Portfolio                                        0                 0              0
Ashi Parikh           Large Cap Growth Portfolio                            0                 0              0
J. Matthew Philo      High Yield                                            0                 0              0
                      Corporate Bond Portfolio
Joseph Portera        Government Portfolio                                  0                 0    3 Accounts,
                                                                                                  $108,871,758
Richard A. Rosen      Mid Cap Value, Value,                                 0                 0    2 Accounts,
                      Total Return Portfolios                                                     $217,647,380
Joan M. Sabella       Balanced Portfolio
John Schniedwind      Income & Growth Portfolio                             0                 0              0
Donald F. Serek       Bond Portfolio                                        0                 0              0
Mark T. Spellman      Mid Cap Value, Mid Cap                                0                 0    2 Accounts,
                      Growth, Total Return                                                        $217,647,380
                      Convertible Portfolios                                                      $ 13,776,044
Edward Silverstein    Convertible Portfolio                                 0                 0    2 Accounts,
                                                                                                  $659,898,591
                      Capital Appreciation, Convertible, Mid Cap
                      Growth, Small Cap Growth, Total Return
Edmund C. Spelman     Portfolios
Thomas Volpe, Jr.     Bond Portfolio                                        0                 0    2 Accounts,
                                                                                                  $ 13,776,044
                                                                            0                 0              0
Zili Zhang            Income & Growth Portfolio                             0                 0              0

     A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

     - The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

     - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

     - A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

     - An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

          To address potential conflicts of interest, NYLIM and each Subadvisor has adopted allocation policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

NYLIM

          Certain employees of the Manager such as portfolio managers and other investment personnel may be responsible for managing investments in the Funds as well as investments held by various other accounts, which may include separate accounts and unregistered investment companies. Consequently conflicts may arise between the interest of the Adviser and/or Subadvisor in its investment management activities related to the funds and potentally its interest in its investment management activities related to various other accounts it manages. Such conflicts principally arise with respect to the allocation of investment opportunites and performance-based compensation arrangements of the Funds and other managed accounts.

          To address potential conflicts of interest between the clients and the Manager, NYLIM has developed Aggregation and Allocation Policies and Procedures (trading costs and investment opportunities) and a Code of Ethics (Personal Trading) to assist and guide the portfolio manaers and other investment personnel when faced with a conflict. Although the Manager has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunites are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

MACKAY SHIELDS LLC

          Certain portfolio managers who are responsible for managing certain instiutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the funds because they use techniques that are not permitted for the funds, such as short sales and leveraging. (Note that this conflict only arises with regards to the Funds that have a High Yield component).

          To address potential conflicts of interest between the clients and the Adviser, MacKay Shields LLC has developed Allocation Procedures, a Code of Ethics and Policy and Procedures for Portfolio Management and Trades in Securities, to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Adviser has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunites are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

          American Century has adopted policies and procedures that are designed to minimize the effects of conflicts that may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities.

          Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

          For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

          American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

          Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

THE DREYFUS CORPORATION

          When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, TBCAM does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. TBCAM has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. TBCAM has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

          A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of TBCAM generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, TBCAM will place the order in a manner intended to result in as favorable a price as possible for such client.

          A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if TBCAM receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts, is not a factor in determining the portfolio manager's compensation.

          A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. TBCAM imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

          If the different accounts have materially and potentially conflicting investment objections or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. To mitigate the conflict in this scenario TBCAM has in place a distinct procedure that must be complied with before shorting a stock held in a long only portfolio managed by the same portfolio manager. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

WINSLOW CAPITAL MANAGEMENT, INC.

          Winslow Capital offers only one investment product, Large Cap Growth, and all portfolios are managed essentially identically. Winslow Capital acknowledges its fiduciary duty to follow trading procedures that meet each client's investment objectives and guidelines. Winslow Capital will manage the Portfolio and all other institutional clients in Large Cap Growth product identically. Pursuant to our "Trade Management Policy", the firm treats all clients fairly in the execution of orders and allocation of trades. Pursuant to Winslow Capital's "Trade Order Processing Policy", the firm processes trade orders for our clients in a consistent, controlled, transparent and accountable manner.

          It is Winslow Capital's practice to aggregate multiple contemporaneous client purchase or sell orders into a block order for execution. If the aggregated order is not filled in its entirety, the partially filled order is allocated pro rata based on the original allocation. Clients' accounts for which orders are aggregated receive the average share price of such transaction. Any transaction costs incurred in the aggregated transaction will be shared pro rata based on each client's participation in the transaction.

          Winslow Capital has also established and will maintain and enforce a Code of Ethics to set forth the standards of conduct expected of employees, to require compliance with the federal securities laws, and to uphold Winslow Capital's fiduciary duties. This Code of Ethics also addresses the personal securities trading activities of Access Persons in an effort to detect and prevent illegal or improper personal securities transactions.

          Winslow Capital does not believe that any material conflicts of interest exist in connection with the investment manager's management of the investments of the Portfolios and the investments of the other accounts under its management. Winslow Capital is not affiliated with any other organization.

LORD, ABBETT & CO., LLC

          Lord Abbett addresses potential conflicts of interest that may arise in connection with the investment managers' management of the investments of the Portfolios and the investment of the other accounts, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interests. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transaction through such an entity. Lord Abbett does not conduct any investment bank functions through such an entity. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment manager's management of the investments of the Portfolios and the investments of the other accounts referenced in the table above.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

          In an effort to retain key personnel, NYLIM and each Sub-adviser has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

NYLIM

          NYLIM portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

          NYLIM offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on NYLIM's overall company performance. "NYLIM Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan, is eligible to senior level employees and is designed to reward profitable growth in Company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

MACKAY SHIELDS LLC

          MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining a portfolio manager's compensation with respect to a Portfolio and other accounts.

          MacKay Shields offers a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

          American Century Portfolio Manager compensation is structured to align the interest of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios. Portfolio managers receive base pay in the form of a fixed annual salary. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measure by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

          With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolios is the key metric.

          The Income & Growth Portfolio is a tracking portfolio whose performance is measured relative to that of its policy portfolio, American Century's Income & Growth Fund.

          A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

          A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

          Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay. Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years). Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

THE DREYFUS CORPORATION

          The portfolio managers are duplicate employees of The Dreyfus Corporation and The Boston Company Asset Management, LLC ("TBCAM"). The Boston-based portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for the TBCAM Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Therefore, all bonus awards are based initially on TBCAM's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

          For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

          All portfolio managers and analysts are also eligible to participate in the TBCAM Long Term Incentive Plan. This plan provides for an annual award, payable equally in Mellon Financial restricted stock and TBCAM phantom stock. Both the restricted stock and phantom stock cliff vest after three years. The value of the phantom stock award changes during the vesting period based upon changes in TBCAM's operating income.

WINSLOW CAPITAL MANAGEMENT, INC.

          In an effort to retain key personnel, Winslow Capital Management has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. Specifically, portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational objectives, as well as overall Winslow Capital Management results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product under the individual's management.

          At Winslow Capital, the Large Cap Growth portfolio managers are substantial owners of the firm. The financial success of the portfolio managers/owners (base salary and share of the earnings) is a direct result of providing favorable long-term results for clients. The firm establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the firm's non-owner employees based upon each individual's performance and the profitability of the firm. The incentive bonus and share of the firm's earnings engender a commitment and loyalty to the firm to always strive for success.

          Winslow Capital provides a 401(k) profit-sharing and salary savings plan for all eligible employees. Contributions are based on a percentage of the employee's total base and bonus paid during the fiscal year, subject to a specified maximum amount. At the employees' discretion, assets of this profit-sharing plan are invested in the MainStay Large Cap Growth Fund.

LORD ABBETT & CO., LLC

          Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. Base salaries are assigned at a level that takes into account the investment manager's experience, reputation and competitive market rates.

          Fiscal year-end bonuses, which can be multiple of base salaries, are determined after an evaluation of the investment manager's investment results. Investment results are evaluated based on a assessment of the investment manager's three-and five-year investment returns vs. both the appropriate style benchmarks and the appropriate peer group rankings. In addition to the investment returns, other factors that are taken into consideration are: style consistency, dispersion among portfolios with similar objectives and the risk taken to achieve the portfolio returns. Finally, there is a component of that bonus that reflects leadership and management of the investment team. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett may designate a bonus payment of a manager who is not a partner of Lord Abbett for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact of their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

          Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing are entirely invested in Lord Abbett-sponsored funds.

          As of December 31, 2005, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Fund ($1-$10,000, $10,001-$50,000, $50,000-$100,000, $100,001-$500,000, $500,001-$1,000,000, or
over $1,000,000) was as follows:

                                                              DOLLAR RANGE
  PORTFOLIO MANAGER                    FUND                   OF OWNERSHIP
  -----------------                    ----                   ------------
Claude Athaide         Cash Management Portfolio                    0
Rupal J. Bhansali      International Equity Portfolio               0
Kurt Borgwardt         Income & Growth Portfolio                    0
Rudolph C. Carryl      Capital Appreciation Portfolio
                       Mid Cap Growth Portfolio
                       Small Cap Growth Portfolio                   0
                       Total Return Portfolio
William E. Costello    Basic Value Portfolio                        0
Robert H. Dial         Floating Rate Portfolio                      0

Robert J. Eastman      Basic Value Portfolio                        0
Tony H. Elavia         Balanced Portfolio
                       Conservative Allocation Portfolio
                       Growth Allocation Portfolio                  0
                       Moderate Allocation Portfolio
                       Moderate Growth Allocation Portfolio
Brain C. Ferguson      Basic Value Portfolio
Harvey J. Fram         Common Stock Portfolio                       0
                       Mid Cap Core Portfolio
Gary Goodenough        Government Portfolio                         0
                       Total Return Portfolio
Christopher Harms      Cash Management Portfolio
                       Government Portfolio                         0
                       Total Return Portfolio
Justin H. Kelly        Large Cap Growth Portfolio                  []
J. David Macey         Basic Value Portfolio                        0
Anthony Malloy         Floating Rate Portfolio                      0
Devon H. McCormick     [___]
F. Thomas O'Halloran   Developing Growth Portfolio                  0
Francis J. Ok          S&P 500 Index Portfolio                      0
Michael J. Pagano      Bond Portfolio                               0
J. Matthew Philo       High Yield Corporate Bond Portfolio          0
Joseph Portera         Government Portfolio
Richard A. Rosen       Mid Cap Value Portfolio
                       Total Return Portfolio
                       Value Portfolio
Joan M. Sabella        Balanced Portfolio                           0
John Schniedwind       Income & Growth Portfolio                    0
Donald F. Serek        Bond Portfolio                               0
Edward Silverstein     Convertible Portfolio                        0
Edmund C. Spelman      Capital Appreciation Portfolio
                       Convertible Portfolio
                       Mid Cap Growth Portfolio                     0
                       Small Cap Growth Portfolio
                       Total Return Portfolio
Mark T. Spellman       Mid Cap Value Portfolio
Thomas Volpe, Jr.      Bond Portfolio                               0
R. Bart Wear           Large Cap Growth Portfolio                  []
Clark J. Winslow       Large Cap Growth Portfolio                  []
Zili Zhang             Income & Growth Portfolio                    0

                               PORTFOLIO BROKERAGE

          Purchases and sales of securities on a securities exchange are effected by brokers, and the Portfolios pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

          In effecting purchases and sales of portfolio securities for the account of a Portfolio, the Portfolio's Manager or Subadvisor will seek the best execution of the Portfolios orders. The Board of Directors has adopted policies and procedures that govern the selection of broker-dealers to effect securities transactions on behalf of a Portfolio. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Portfolio's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Portfolio as part of the broker selection process for executing Portfolio transactions. Furthermore, neither the Portfolios nor the Manager may enter into agreements under which a Portfolio directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Portfolio shares.

          NYLIFE Securities (the "Affiliated Broker") may act as broker for the Portfolios. In order for the Affiliated Broker to effect any portfolio transactions for the Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

          As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or a Subadvisor may cause a Portfolio to pay a broker-dealer (except the Affiliated Broker) that provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Fund or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

          Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Fund and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

          Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Fund. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions.

          The Income & Growth Portfolio paid brokerage commissions of $__, $13 and $4 to JP Morgan Chase, an affiliate of American Century Investment Management, Inc. in 2005, 2004 and 2003 respectively. Commissions paid to JP Morgan Chase in 2005, 2004 and 2003 represented ___%, 0.007% and 0.002, respectively of the Portfolio's aggregate brokerage commissions paid and ____%, 0.92% and 0.13%, respectively of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions with JP Morgan Chase effected during 2005, 2004 and 2003, respectively.

          Certain of the Portfolios may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Portfolio may select a broker or dealer to effect transactions for the Portfolio whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Portfolio. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Portfolios.

          In certain instances there may be securities that are suitable for a Portfolio's portfolio as well as for that of another Portfolio or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Portfolio and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned. The Manager and Subadvisors believe that over time the Fund's ability to participate in volume transactions will produce better executions for the Portfolios.

          The management fees paid by the Fund, on behalf of each Portfolio, to the Manager and the Subadvisory fee that the Manager pays on behalf of certain Portfolios to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Portfolio's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Portfolio will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Portfolios and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Portfolios.

          The table below shows the dollar-amount of brokerage commissions paid by each of the Portfolios for the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003.

                                                     AMOUNT OF
                                             BROKERAGE COMMISIONS PAID
                                        -----------------------------------
                                                                     YEAR
                                        YEAR ENDED   YEAR ENDED     ENDED
PORTFOLIO                                12/31/05     12/31/04     12/31/03
---------                               ----------   ----------   ---------
Balanced Portfolio                                    $    -0-          -0-
Basic Value Portfolio                                  202,108      139,434
Bond Portfolio                                           1,775          -0-
Capital Appreciation Portfolio                         751,231      538,464
Cash Management Portfolio                                  -0-          -0-
Common Stock Portfolio                                 579,208    1,564,838
Conservative Allocation Portfolio*                         N/A          N/A
Convertible Portfolio                                  303,647      250,028
Developing Growth Portfolio                            196,066      157,341
Floating Rate Portfolio                                    -0-          -0-
Government Portfolio                                       -0-          -0-
Growth Allocation Portfolio*                               N/A          N/A
High Yield Corporate Bond Portfolio                    135,696       56,561
Income & Growth Portfolio                              195,051      193,922
International Equity Portfolio                         543,892      494,142
Large Cap Growth Portfolio                             575,458      610,610
Mid Cap Core Portfolio                                 234,000      177,006
Mid Cap Growth Portfolio                               241,738      146,569
Mid Cap Value Portfolio                                332,563      186,194
Moderate Allocation Portfolio*              N/A            N/A          N/A
Moderate Growth Allocation Portfolio*       N/A            N/A          N/A
S&P 500 Index Portfolio                                 56,128       62,284
Small Cap Growth Portfolio                             456,938      200,343
Total Return Portfolio                                 697,777      220,304
Value Portfolio                                        912.577      689,575

*    Portfolios commenced operations February 13, 2006.

     The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended December 31, 2005 and the dollar amount of the transactions involved.

                                          TOTAL NUMBER OF       TOTAL BROKERAGE
                                      TRANSACTIONS PERFORMED      COMMISSIONS
                                       BY BROKERS THAT WERE     PAID TO BROKERS
                                              PAID TO             THAT PROVIDE
PORTFOLIOS                               PROVIDE RESEARCH           RESEARCH
----------                            ----------------------   -----------------
Balanced Portfolio                                  N/A                $N/A
Basic Value Portfolio                        80,098,667             124,715
Bond Portfolio                                      -0-                 -0-
Capital Appreciation Portfolio              357,184,587             380,249
Cash Management Portfolio                           -0-                 -0-
Common Stock Portfolio                      456,517,955             272,342
Conservative Allocation Portfolio*                  N/A                 N/A
Convertible Portfolio                        60,902,226             112,443
Developing Growth Portfolio                         -0-                 -0-
Floating Rate Portfolio                             N/A                 N/A
Government Portfolio                                -0-                 -0-
Growth Allocation Portfolio*                        N/A                 N/A

                                          TOTAL NUMBER OF       TOTAL BROKERAGE
                                      TRANSACTIONS PERFORMED      COMMISSIONS
                                       BY BROKERS THAT WERE     PAID TO BROKERS
                                              PAID TO             THAT PROVIDE
PORTFOLIOS                               PROVIDE RESEARCH           RESEARCH
----------                            ----------------------   ----------------
Large Cap Growth Portfolio                  355,395,200             575,458
High Yield Corporate Bond Portfolio          25,705,221              65,855
Income & Growth Portfolio                           -0-                 -0-
International Equity Portfolio               28,553,519              69,118
Mid Cap Core Portfolio                      209,644,120             120,658
Mid Cap Growth Portfolio                     77,030,302              93,066
Mid Cap Value Portfolio                      91,960,121             115,204
Moderate Allocation Portfolio*                      N/A                 N/A
Moderate Growth Allocation
Portfolio*                                          N/A                 N/A
S&P 500 Index Portfolio                      15,655,696              11,669
Small Cap Growth Portfolio                  111,130,489             155,164
Total Return Portfolio                      240,441,354             263,038
Value Portfolio                             273,885,876             316,589

*    Portfolio commenced operations February 13, 2006.

          For the fiscal year ended December 31, 2005, the following Portfolios directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions:
Basic Value Portfolio - $____, Developing Growth Portfolio - $____ and Large Cap Growth Portfolio -$____.

          As of December 31, 2005, the following Portfolios held securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies:

           [BROKER-DEALER AND MARKET VALUE COLUMNS SUBJECT TO CHANGE]

              PORTFOLIOS                                BROKER-DEALER (TYPE OF SECURITY)                   MARKET VALUE
              ----------                                --------------------------------                   ------------
Balanced Portfolio                      [___]
Basic Value Portfolio                   Goldman Sachs Group, Inc. (The) (Common Stock)
                                        Merill Lynch & Co., Inc. (Comon Stock)
                                        Morgan Stanley (Common Stock)
                                        Bank of America Corp (Common Stock)
                                        Citigroup, Inc. (Common Stock)
                                        J. P. Morgan Chase & Co. (Common Stock)
Bond Portfolio                          Goldman Sachs Group, Inc. (The) (Corporate Bond)
                                        J. P. Morgan Chase & Co. (Corrporate Bond)
                                        J. P. Morgan Chase & Co. (Corporate Bond)
                                        Morgan Stanley Dean Witter & Co. (Corporate Bond)
                                        Bank of America Corp. (Corporate Bond)
                                        Morgan Stanley Capital 1 (MBS)
                                        Citigroup Global Markets Holdings, Inc. (CP)
                                        Morgan Stanley Dean Witter & Co. (CP)
Capital Appreciation Portfolio          Morgan Stanley & Co. (Common Stock)
                                        Citigroup, Inc. (Common Stock)
                                        Banc of America Securities LLC (Master Note)
                                        Credit Suisse First Boston LLC (Repurchase Agreement)
                                        Lehman Brothers, Inc. (Repurchase Agreement)
                                        Merrill Lynch & Co., Inc. (Repurchase Agreement)
                                        Morgan Stanley & Co. (Repurchase Agreement)
Cash Management Portfolio               Bank of America Corp. (Bank Note)
                                        J.. P. Morgan Chase & Co. (Medium-Term Note)
                                        Morgan Stanley (Medium-Term Note)
Common Stock Portfolio                  Bear Stearns Cos, (The) (Common Stock)

              PORTFOLIOS                                BROKER-DEALER (TYPE OF SECURITY)                   MARKET VALUE
              ----------                                --------------------------------                   ------------
                                        Merrill Lynch & Co., Inc. (Common Stock)
                                        Bank of America Corp. (Coomon Stock))
                                        Citigroup, Inc. (Common Stock)
                                        J. P. Morgan Chase & Co. (Comon Stock)
Convertible Portfolio                   Credit Suisse First Boston, Inc. (Convertible Bond)
                                        Merrill Lynch & Co., Inc. (Converitble Bond)
                                        Merrill Lynch & Co., Inc. (Convertible Bond)
                                        Morgan Stanley & Co. (Convertible Bond)
                                        Morgan Stanley & Co., (Convertible Bond)
                                        Merrill Lynch & Co., Inc. (Convertible Bond)
                                        Lehman Brothers Holdings, Inc. (Convertible Preferred Stock)
                                        Citigroup, Inc. (Comon Stock)
                                        Goldman Sachs Group, Inc. (The) (CP)
                                        Morgan Stanley & Co. (CP)
                                        Banc of America Securities LLC (Master Note)
                                        Credit Suisse First Boston LLC (Repurchase Agreement)
                                        Lehman Brothers, Inc. (Repurchase Agreement)
                                        Merrill Lynch & Co., Inc. (Repurchase Agreement)
                                        Morgan Stanley & Co., Inc. (Repurchase Agreement)
Developing Growth Portfolio             None
Floating Rate Portfolio                 [___]
Government Portfolio                    Citigroup Commercial Mortgage Trust (ABS)
                                        Banc of America LLC (Master Note)
                                        Credit Suisse First Boston Corp. (Repurchase Agreement)
                                        Deutshe Bank Securities, Inc. (Repurchase Agreement)
                                        Lehman Brothers, Inc. (Repurchase Agreement)
                                        Merill Lynch, Pierce Fenner & Smiith (Repurchase Agreement)
                                        Morgan Stanley & Co., Inc. (Repurchase Agreement)
Large Cap Growth Portfolio              Goldman Sachs Group, Inc. (the) (Common Stock)
                                        Citigroup, Inc. (Common Stock)
                                        J. P. Morgan Chase & Co. (Common Stock)
High Yield Corporate Bond Portfolio     Goldman Sachs Group, Inc. (The) (CP)
                                        Merill Lynch & Co., Inc. (CP)
                                        Morgan Stanley & Co. (CP)
                                        Merrill Lynch Premier Institutional Fund (Investment Company)
                                        Bank of America Securities LLC (Master Note)
                                        Credit Suisse First Boston LLC (Repurchase Agreement)
                                        Lehman Brothers,Inc. (Repurchase Agreement)
                                        Merrill Lynch & Co., Inc. (Repurchase Agreement)
                                        Morgan Stanley & Co. (Repurchase Agreement)
Income & Growth Portfolio               Bank of America Corp. (Common Stock)
                                        J.P. Morgan Chase & Co. (Common Stock)
International Equity Portfolio          Credit Suisse Group ADR (Common Stock)
                                        Banc of America Securities LLC (Master Note)
                                        Credit Suisse First Boston LLC (Repurchase Agreement)
                                        Lehman Brothers, Inc. (Repurchase Agreement)
                                        Merrill Lynch Pierce Fenner & Smith, Inc. (Repurchase Agreement)
                                        Morgan Stanley & Co., Inc. (Repurchase Agreement)
Mid Cap Core Portfolio                  None
Mid Cap Growth Portfolio                None
Mid Cap Value Portfolio                 Goldman Sachs Group, Inc. (The) (CP)
                                        Morgan Stanley Dean Witter & Co. (CP)
S&P 500 Index Portfolio                 Bear Stearns Cos. Inc. (The) (Common Stock)
                                        Goldman Sachs Group, Ic. (The) (Common Stock)
                                        Lehman brothers Hldings, Inc. (Comon Stock)
                                        Merrill Lynch & Co., Inc. (Common Stock)
                                        Morgan Stanley (Common Stock)

              PORTFOLIOS                                BROKER-DEALER (TYPE OF SECURITY)                   MARKET VALUE
              ----------                                --------------------------------                   ------------
                                        Bank of America Corp. (Common Stock)
                                        Citigroup, Inc. (Common Stock)
                                        J.P. Morgan Chase & Co. (Common Stock)
Small Cap Growth Portfolio              Jeffries Group, Inc. (Common Stock)
                                        Banc of America Securities LLC (Master Note)
                                        Credit Suisse First Boston LLC (Repurchase Agreement)
                                        Lehman Brothers, Inc. (Repurchase Agreement)
                                        Merrill Lynch Pierce Fenner & Smith, Inc. (Repurchase Agreement)
                                        Morgan Stanley & Co., Inc. (Repurchase Agreement)
Total Return Portfolio                  Citigroup Commercial Mortgage Trust (ABS)
                                        Bear Stearns Cos., Inc. (The) (Corporate Bond)
                                        Goldman Sachs Group, Inc. (The) (Corporate Bond)
                                        Morgan Stanley (Corporate Bond)
                                        Morgan Stanley (Corporate Bond)
                                        Citigroup, Inc. (Corporate Bond)
                                        Morgan Stanley Capital 1 (Commercial Mortgage Loan)
                                        Banc of America Commercial Mortgage, Inc.
                                        (Commercial Mortgage Loan)
                                        Merrill Lynch Mortgage Trust (Commiercial Mortgage Loan)
                                        Goldman Sachs Group, Inc. (The) (Common Stock)
                                        Merrill Lynch & Co., Inc. (Common Stock)
                                        Morgan Stanley (Common Stock)
                                        Bank of America Corp. (Common Stock)
                                        Citigroup, Inc. (Common Stock)
                                        J.P. Morgan Chase & Co. (Common Stock)
                                        Goldman Sachs Group, Inc. (The) (Convertible Preferred Stock)
                                        Goldman Sachs Group, (The) (CP)
                                        Morgan Stanley Dean Witter & Co. (CP)
                                        Banc of America Securities LLC
                                        Credit Suisse First Boston LLC (Repurchase Agreement)
                                        Lehman Brothers, Inc. (Repurchase Agreement)
                                        Merrill Lynch Pierce Fenner & Smith (Repurchase Agreement)
                                        Morgan Stanley & Co. (Repurchase Agreement)
                                        Goldman Sachs Group, Inc. (The) (Written Call Option)
Value Portfolio                         Goldman Sachs Group, Inc. (The) (Common Stock)
                                        Merrill Lynch & Co., Inc. (Common Stock)
                                        Bank of America Corp. (Common Stock)
                                        Citigroup, Inc. (Common St ock)
                                        J.P.Morgan Chase & Co. (Common Stock)
                                        Goldman Sachs Group, Inc. (The) (Convertible Preferred Stock
                                        Goldman Sachs Group, Inc. (The) (Convertible Preferred Stock)
                                        Merrill Lynch & Co., Inc. (CP)
                                        Morgan Stanley & Co. (CP)
                                        Banc of America Securities LLC (Master Note)
                                        Credit Suisse First Boston LLC (Repurchase Agreement)
                                        Deutsche Bank Securities, Inc. (Repurchase Agreement)
                                        Lehman Brothers, Inc. (Repurchase Agreement)
                                        Merrill Lynch & Co., Inc. (Repurchase Agreement)
                                        Morgan Stanley & Co., Inc. (Repurchase Agreement)
                                        Goldman Sachs Group, Inc. (The) (Written Call Option)
Conservative Allocation Portfolio*      N/A
Moderate Allocation Portfolio*          N/A
Moderate Growth Allocation Portfolio*   N/A
Growth Allocation Portfolio*            N/A

*    Portfolio commenced operations February 13, 2006.

          A Portfolio's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

          The turnover rate for a Portfolio will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of equity oriented Portfolio, or other transactional expenses which must be borne, directly or indirectly, by the Portfolio and, ultimately, by the Portfolio's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Portfolio that, when distributed to non-tax exempt shareholders, will be treated as dividends (ordinary income).

                                 NET ASSET VALUE

          The Fund determines the net asset value or NAV per share of each Portfolio on each day the NYSE is open for regular trading. NAV per share is calculated as of the close of the NYSE (currently 4: 00 p.m., Eastern time) for each class of shares of each Portfolio by dividing the current market value (amortized cost, in the case of the Cash Management Portfolio) of the total Portfolio assets, less liabilities attributable to that class, by the total number of shares of that class of the Portfolio that are issued and outstanding. With respect to any portion of a Portfolio's assets that are invested in one or more Underlying Portfolios, the Portfolio's NAV is calculated based upon the NAVs of those Underlying Portfolios.

          The value of a Portfolio's other investments are generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

HOW PORTFOLIO SECURITIES ARE VALUED

          Portfolio securities of each of the Underlying Portfolios are valued:

          (a) by appraising common and preferred stocks that are traded on the NYSE or other exchanges and the NASD National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board);

          (b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the closing bid price supplied through such system;

          (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Portfolio's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

          (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with a Portfolio's Adviser and Subadvisor, if any, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by a Portfolio's Manager or Subadvisor to be representative of market values at the close of the NYSE;

          (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

          (f) by appraising forward foreign currency exchange contracts held by the Portfolios at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

          (g) securities that cannot be valued by the methods set forth above and all other assets are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

          [Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Portfolio's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Fund recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Fund is informed on or after the ex-dividend date.]

          A significant event occurring after the close of trading but before the calculation of the Portfolio's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in a Portfolio's calculation of its NAV. The Subadvisors, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Portfolio's NAV should be made because intervening events have caused the Portfolio's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

          The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to such Portfolio and with a share of the general liabilities of the Fund. Expenses with respect to any two or more Portfolios will be allocated in proportion to the NAVs of the respective Portfolios except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

                        PURCHASE AND REDEMPTION OF SHARES

          The Portfolios generally offer their shares to NYLIAC for allocation to NYLIAC's Separate Accounts. However, shares of each Portfolio, except the Balanced and Total Return Portfolios, are also offered to the Asset Allocation Portfolios. Each Asset Allocation Portfolio is structured as a "fund of funds" which means that it pursues its investment goal by investing its assets in Initial Class shares of a combination of the Portfolios.

          The Separate Accounts are used to fund multi-funded retirement annuity policies and variable life insurance policies issued by NYLIAC. Shares of the Portfolios may be sold to NYLIAC Separate Accounts funding both variable annuity contracts and variable life insurance policies and may be sold to affiliated life insurance companies of NYLIAC, including New York Life. The Fund currently does not foresee any disadvantages to Owners arising from offering the Fund's shares to Separate Accounts funding both life insurance policies and variable annuity contracts. Due, however, to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts participating in the Fund might at some time be in conflict. However, the Board of Directors and insurance companies whose separate accounts invest in the Fund are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners. The Board of Directors will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Fund. This might force the Fund to sell securities at disadvantageous prices. The Portfolios do not presently intend to offer their shares directly to the public.

          The Fund is required to redeem all full and fractional shares of the Fund for cash. The redemption price is the NAV per share next determined after the receipt of proper notice of redemption.

          The right to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or when such exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the SEC, which makes disposal of a Portfolio's securities or determination of the NAV of each Portfolio not reasonably practicable, and for any other periods as the SEC may by order permit for the protection of shareholders of each Portfolio.

          Investment decisions for each Portfolio are made independently from those of the other Portfolios and investment companies advised by the respective Adviser or Subadvisor. However, if such other Portfolios or investment companies are prepared to invest in, or desire to dispose of, securities of the type in which the Portfolio invests at the same time as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

          Certain of the Portfolios have entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom a Portfolio may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Portfolios experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Portfolios intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

                                 TAX INFORMATION

          The following discussion summarizes certain U.S. federal tax considerations incidental to an investment in a Portfolio. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal, state, local and foreign tax aspects of an investment in a Portfolio.

          Each Portfolio of the Fund intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Code. If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

          To qualify for treatment as a regulated investment company, a Portfolio generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Portfolio's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If a Portfolio does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

          Generally, in order to avoid a 4% nondeductible excise tax, each Portfolio must distribute to its shareholders during the calendar year the following amounts:

     -    98% of the Portfolio's ordinary income for the calendar year;

     - 98% of the Portfolio's capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), all computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and

     - any undistributed ordinary income or capital gain net income for the prior year.

          The excise tax generally is inapplicable to any regulated investment company whose shareholders are solely either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, the Portfolios intend to make the distributions required to avoid the imposition of such a tax.

          Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Portfolio by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Portfolio to qualify as a regulated investment company would also subject a Portfolio to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

          The Treasury Department has announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

          In the event that rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that the Fund will not have to change a Portfolio's investment objective or investment policies. A Portfolio's investment objective and the investment policies of a Portfolio may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

          The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time.

                               GENERAL INFORMATION

          The Fund was incorporated under Maryland law on June 3, 1983. The Fund was formerly known as the New York Life MFA Series Fund, Inc. On August 22, 1996, the Fund's name was changed to its present form. The authorized capital stock of the Fund consists of 7,000,000,000 shares of common stock, par value $0.01 per share. The Fund offers shares of common stock in twenty one series, each corresponding to a different Portfolio. Each of the Portfolios is diversified. Each Portfolio offers two classes of shares, the Initial Class and Service Class, except for the Cash Management Portfolio, which offers only Initial Class shares. The classes differ in that (i) each class has a different class designation; (ii) only the Service Class shares are subject to a distribution and service fee under a plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (iii) to the extent that one class alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter.

          There exist 1,500,000,000 unclassified shares which may be reclassified and issued as an addition to one or more of the above classes or to any new series, class or classes of shares as determined by the Fund's Board of Directors. The shares of each series or class, when issued, will be fully paid and nonassessable, will have no preference, conversion, exchange or similar rights, and will be freely transferable.

          Each issued and outstanding share in a class of a Portfolio is entitled to participate equally in dividends and distributions declared by the Fund with respect to such Portfolio and class. Shares of each class of stock of a Portfolio will have a pro rata interest in the assets of the Portfolio to which the stock of that class relates and will have no interest in the assets of any other Portfolio. If any assets, liabilities, revenue or expenses are not clearly allocable to a particular Portfolio or to a particular class of shares of a Portfolio (such as fees for non-interested Directors or extraordinary legal fees), they will be allocated to each class on the basis of relative net assets or otherwise as determined by the Board of Directors. In the unlikely event that any Portfolio incurs liabilities in excess of its assets, the other Portfolios could be held liable for such excess.

          All shares of common stock, of whatever class, are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Portfolios differ, the voting is on a Portfolio-by-Portfolio basis. Approval or disapproval by the shares in one Portfolio on such a matter would not generally be a prerequisite to approval or disapproval by shares in another Portfolio; and shares in a Portfolio not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Portfolio-by-Portfolio vote are changes in fundamental investment policies of a particular Portfolio and approval of the investment advisory agreement. Similarly, as described above, to the extent that one class of a Portfolio alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter. For example, an increase in the distribution and service fee under the 12b-1 Plan applicable to a particular class would be submitted to the shareholders of that class.

          The vote of a majority of the Fund shares (or of the shares of any Portfolio or of any class) means the vote, at any special meeting, of the lesser of (i) 67% or more of the outstanding shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund (or of the Portfolio or class).

          The Board of Directors has decided not to hold routine annual stockholders' meetings. Special stockholders' meetings will be called whenever one or more of the following is required to be acted on by stockholders pursuant to the 1940 Act: (i) election of Directors; (ii) approval of investment advisory agreement; or (iii) ratification of selection of independent accountants. Not holding routine annual meetings results in Policy Owners having a lesser role in governing the business of the Fund.

          NYLIAC is the legal owner of the shares and as such has the right to vote to elect the Board of Directors of the Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent of current applicable law, NYLIAC will vote the shares of the Fund at special meetings of the shareholders of the Fund in accordance with instructions received from Owners of Policies that are publicly offered. The current prospectuses for the Policies more fully describe voting rights of these Owners.

          The initial capital for the Portfolios was provided by NYLIAC Separate Accounts. The equity of NYLIAC in the Separate Accounts is represented by its ownership of accumulation units in the Separate Accounts. Such accumulation units were acquired for investment and can be disposed of only by redemption. NYLIAC has agreed not to redeem its accumulation units of any Separate Account until such time as this can be done without any significant impact upon the Separate Account.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2006, the following persons owned of record or beneficially 5% or more of the Initial Class of shares of the following Portfolios. Any entity owned 25% or more of the outstanding shares of a Portfolio may be presumed to "control" the Portfolio, as that term is defined in the 1940 Act.

                              CHART TO BE PROVIDED

                                 CODE OF ETHICS

          The Fund, NYLIM, the Subadvisors, and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

                                  LEGAL COUNSEL

          Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, Washington, D.C.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The financial statements of the Fund for the year ended December 31, 2005, including the financial highlights for each of the periods presented appearing in the 2005 Annual Report to shareholders and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in the SAI.

          PricewaterhouseCoopers LLP, has been selected as the independent registered public accounting firm of the Fund. The Fund's Annual Report, which is incorporated by reference in this SAI, has been incorporated in reliance on the report of PricewaterhouseCoopers LLP, the independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                                   APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

FITCH INVESTORS SERVICES, INC.

TAX-EXEMPT BONDS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

TAX-EXEMPT NOTES AND COMMERCIAL PAPER

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

     F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issue assigned F-1+ and F-1 ratings.

     F-3: Far credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.

MOODY'S INVESTORS SERVICE, INC.

          Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

          A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

          Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

          Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

MUNICIPAL SHORT-TERM LOAN RATINGS

          MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

          MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

          SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS

          Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

          PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          PRIME 3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

Corporate and Municipal Long-Term Debt Ratings

INVESTMENT GRADE

          AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

          Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          CC: An obligation rated CC is currently highly vulnerable to nonpayment.

          C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

          D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

          Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT-TERM RATING DEFINITIONS

          A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

          D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                   APPENDIX B

          SUMMARIES OF SUBADVISOR PROXY VOTING POLICIES AND PROCEDURES

          As stated in the summary above of the Manager's proxy voting policies and procedures, where the Manager has engaged the services of a Subadvisor ("Subadvisor") to manage the Portfolios on a day-to-day basis, the Manager may delegate proxy voting responsibility to the Subadvisor. Below are summaries of each Subadvisor's proxy voting policies and procedures with respect to the Portfolios where the Manager has delegated proxy voting authority to the Subadvisor. These summaries have either been provided by the Subadvisor or summarized by the Adviser on behalf of the Subadvisor.

THE CAPITAL APPRECIATION, CONVERTIBLE, GOVERNMENT, HIGH YIELD CORPORATE BOND, INTERNATIONAL EQUITY, TOTAL RETURN AND VALUE PORTFOLIOS.

          The Manager has delegated proxy voting authority to the Portfolios' Subadvisor, MacKay Shields. A summary of McKay Shields' proxy voting policies and procedures is provided below.

          MacKay Shields.

MacKay has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to MacKay, all proxies are voted in the best interest of such clients without regard to the interests of MacKay or related parties. When a client retains MacKay, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. Currently, MacKay uses Institutional Shareholder Services ("ISS") as its third-party proxy voting service provider. If the client appoints MacKay as its proxy-voting agent, the client will also instruct MacKay to vote its proxies in accordance with custom guidelines provided by the client, MacKay's Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay informs the client's custodian to send all proxies to ISS. MacKay then informs ISS that the client has appointed MacKay as its agent and instructs ISS as to which guidelines to follow.

          Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those exceptional cases, the portfolio manager must draft a written dissent to the voting instruction and submit the dissent to MacKay's Legal/Compliance Department for review. If the Legal/Compliance Department determines that no "Conflict" exists, then the dissent will be approved and ISS will be informed of the voting dissention. All dissenting votes are presented to MacKay's Compliance Committee for further review. If MacKay's General Counsel or Chief Compliance Officer determines that a Conflict exists, the matter will immediately be referred to MacKay's Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances.

          The following examples illustrate MacKay's guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the guidelines, and whether MacKay supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

     - Board of Directors. MacKay will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, Directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. In a contested election of Directors, MacKay will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. MacKay generally supports proposals to fix the board size or designate a range for the board size, proposals to repeal classified boards or elect all Directors annually. MacKay also supports proposals seeking that a majority or more of the board be independent. MacKay generally votes against shareholder proposals to impose a mandatory retirement age for outside Directors.

     - Antitakeover Defenses and Voting Related Issues. MacKay generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. MacKay generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. MacKay generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

     - Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. MacKay will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. MacKay will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights and against proposals to create a new class of common stock with superior voting rights.

     - Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, MacKay will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation.

INCOME & GROWTH PORTFOLIO.

          The Manager has delegated proxy voting authority to the Portfolio's Subadvisor, American Century Investment Management, Inc. ("American Century") A summary of American Century's proxy voting policies and procedures is provided below.

          American Century Investment Management, Inc.

          American Century votes proxies in the manner which it believes will best maximize shareholder value. American Century has agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. American Century has established guidelines that address these considerations and establish a framework for American Century's consideration of a proxy vote. In particular, the guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing, among others:

     - Election of Directors. American Century generally supports the election of Directors that results in a board composed of a majority of Independent Directors and will generally support unopposed director slates. American Century does not support adoption of classified board structures.

     - Ratification of Selection of Auditors. American Century generally relies on the judgment of the issuer's audit committee in selecting the independent auditors.

     - Equity-Based Compensation Plans. American Century conducts a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approves management's recommendations with respect to equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dillutive.

     - Anti-Takeover Proposals. American Century generally opposes anti-takeover measures.

     - Social, Moral or Ethical Matters. American Century will generally vote management's recommendation on issues involving social, moral or ethical matters.

     - Anti-Greenmail Proposals. American Century generally supports anti-greenmail proposals.

     - Non-Stock Incentive Plans. American Century evaluates non-stock incentive plans on a case-by-case basis.

     - Director Tenure. American Century supports age and term restrictions only if they have been recommended by management.

     - Directors' Stock Ownership Plans. American Century will analyze such proposals on a case-by-case basis but will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution.

     - Director Share Ownership. American Century will vote against shareholder proposals which would require Directors to hold a minimum number of the company's shares, in the belief that such ownership should be at the discretion of the Directors.

          Companies with which American Century has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the Fund. To ensure that such conflicts of interest do not affect proxy votes cast for the Fund, all discretionary (including case-by-case) voting for these companies will be voted by the Fund, an appropriate fiduciary responsible for the Fund, or in direct consultation with the Fund.

          A full copy of American Century's Proxy Voting Guidelines are available on its website at www.americancentury.com.

DEVELOPING GROWTH PORTFOLIO.

          The Manager has delegated proxy voting authority to the Portfolio's Subadvisor, Lord, Abbett & Co. LLC ("Lord Abbett") A summary of Lord Abbett's proxy voting policies and procedures is provided below.

          Lord, Abbett & Co. LLC.

          Lord Abbett has established a Proxy Committee responsible for Lord Abbett's proxy voting process. The Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, Lord Abbett's Managing Member and its General Counsel. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process.

          Because Lord Abbett is a privately held firm whose only business is to manage the investment portfolios of its clients, Lord Abbett expects that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process will be rare. However, if a potential conflict of interest arises, Lord Abbett would simply follow its proxy voting policies or, if a particular issue is not covered by the policies, the recommendation of ISS. If Lord Abbett does not follow the recommendations of ISS, Lord Abbett shall seek instructions from the Proxy Committee.

          Lord Abbett generally votes in accordance with management's recommendations on the election of Directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. Further information with respect to certain specific issues is provided below:

     - Election of Directors. In some cases, Lord Abbett may withhold votes in a director election such as where a director attends less than 75% of meetings; or the Board's failing to act upon shareholder approval of shareholder proposals that are approved by a majority of votes for two consecutive years. Lord Abbett generally does not support classified boards.

     - Incentive Compensation Plans. Lord Abbett usually votes with management regarding employee incentive plans but reviews the issues closely on a case by case basis and looks to ISS for guidance on industry standards.

     - Cumulative and Supermajority Voting; Confidential Voting. Lord Abbett generally opposes cumulative voting proposals and supermajority provisions. Lord Abbett generally believes shareholder proposals regarding confidential balloting should be approved.

     - Mergers and Acquisitions. Votes on mergers and acquisitions are considered on a case by case basis incorporating a number of factors. However, Lord Abbett generally supports anti-greenmail provisions, fair price amendments and certain shareholder rights plan, usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, Lord Abbett considers these on a case by case basis, and only approves the plans when proposed by companies with strong effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support long-range corporate goals.

     - Social Issues. Lord Abbett generally votes as management recommends on social issues, unless voting otherwise would enhance the value of the security.

BASIC VALUE PORTFOLIO.

          The Manager has delegated proxy voting authority to the Portfolio's Subadvisor, The Dreyfus Corporation ("Dreyfus"). A summary of Dreyfus' proxy voting policies and procedures is provided below.

          Dreyfus.

          The Board of each fund in the Dreyfus Family of Funds has delegated to Dreyfus the authority to vote proxies of companies held in the fund's portfolio. Dreyfus, through its participation on Mellon Financial Corporation's Proxy Policy Committee ("MPPC"), applies Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

          Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

          Dreyfus seeks to avoid material conflicts of interest by participating in the MPPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the MPPC engages a third party as an independent fiduciary to vote all proxies of funds managed by Mellon or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

          All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon's or Dreyfus' policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Dreyfus weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

          When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

          On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

          With respect to funds having principal investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the fund's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth by the MPPC.

          In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options.

                                     PART C
Item 23.   EXHIBITS

(a)(1)     Articles of Incorporation of Registrant (1)

(a)(2)     Articles Supplementary (1)

(a)(3)     Articles of Amendment  (1)

(a)(4)     Articles Supplementary (2)

(a)(5)     Articles of Amendment  (3)

(a)(6)     Articles Supplementary (3)


(a)(7)     Articles Supplementary (13)



(a)(8)     Articles of Amendment (13)



(a)(9)     Articles Supplementary (14)



(b)        Amended and Restated By-Laws of Registrant (13)


(c) Form of Specimen certificate for shares of common stock of newly created Portfolios (1)

(d)(1) Form of Master Investment Advisory Agreement with MacKay Shields LLC and amendment thereto with respect to the Capital Appreciation, Total Return, Government, Cash Management, High Yield Corporate Bond, International Equity, Value and Convertible Portfolio (1)

(d)(1)(a) Form of Substitution Agreement substituting NYLIM for MacKay Shields LLC on Exhibit (d)(1) (4)

(d)(2) Form of Investment Advisory Agreement with Monitor Capital Advisors LLC and amendment thereto with respect to the Indexed Equity Portfolio (1)

(d)(2)(a) Form of Substitution Agreement substituting NYLIM for Monitor Capital Advisors LLC on Exhibit (d)(2) (4)

(d)(3) Form of Substitution Agreement between New York Life and Madison Square Advisors with respect to the Bond and Growth Equity Portfolios. (5)


(d)(3)(a) Form of Substitution Agreement substituting NYLIM for Madison Square Advisers on Exhibit (d)(3) (13)



(d)(4) Form of Investment Advisory Agreement with New York Life Insurance Company ("New York Life") with respect to the Income & Growth (formerly American Century Income & Growth Portfolio), Basic Value (formerly Dreyfus Large Company Value Portfolio), Growth (formerly Eagle Asset Management Growth Equity Portfolio) and Developing Growth (formerly Lord Abbett Developing Growth Portfolio) Portfolios (1)


(d)(4)(a) Form of Substitution Agreement substituting NYLIM for New York Life Insurance Company on Exhibit (d)(4) (4)

(d)(5) Form of Master Management Agreement with respect to the Equity Income, Mid Cap Core, Mid Cap Growth and Small Cap Growth Portfolios (2)


(d)(6) Form of Sub-Advisory Agreement between New York Life and American Century Investment Management, Inc. on behalf of the Income & Growth Portfolio (6)


(d)(6)(a) Form of Substitution Agreement substituting NYLIM for New York Life on Exhibit (d)(6) (4)


(d)(7) Form of Sub-Advisory Agreement between New York Life and the Dreyfus Corporation on behalf of the Basic Value Portfolio (6)



(d)(7)(a) Form of Substitution Agreement substituting NYLIM for New York Life on Exhibit (d)(7) (4)


(d)(8) Sub-Advisory Agreement between NYLIM and Winslow Capital Management, Inc. on behalf of the Growth Portfolio (14)




(d)(9) Form of Sub-Advisory Agreement between New York Life and Lord, Abbett & Co. on behalf of the Developing Growth Portfolio (6)


(d)(9)(a) Form of Substitution Agreement substituting NYLIM for New York Life on Exhibit (d)(9) (4)


(d)(10) Form of Sub-Advisory Agreement between NYLIM and MacKay Shields with respect to the Capital Appreciation, Total Return, Government, Cash Management, High Yield Corporate Bond, International Equity, Value and Convertible Portfolios (13)


(d)(11) Form of Master Sub-Advisory Agreement with MacKay Shields with respect to the Equity Income, Mid Cap Growth and Small Cap Growth Portfolios (2)


(d)(12)   Form of Investment Advisory Agreement Supplements (13)



(d)(13) Master Management Agreement Supplement between MainStay VP Series Fund, Inc. and NYLIM on behalf of the Asset Allocation Portfolios (14)


(e)       Amended and Restated Distribution and Service Agreement (14)


(f)       Not applicable.


(g)(1)    Master Custodian Agreement with Investors Bank & Trust Company (14)

(h)(1)     Addendum to the Fund Participation Agreement (13)


(h)(2) Form of Stock License Agreement relating to the use of the New York Life name and service marks (1)

(h)(3) Administration Agreement between MainStay VP Series Fund and New York Life Insurance and Annuity Corporation ("NYLIAC") (4)

(h)(3)(a) Form of Substitution Agreement substituting NYLIM for New York Life on Exhibit (h)(3) (4)


(h)(4)     Administration Agreement Supplements (13)



(i)        Legal Opinion



(j)        Consent of Independent Registered Public Accounting Firm


(k)        Not applicable.

(l)(1)     Form of Initial Stock Subscription Letter (7)

(l)(2)     Form of Investment Undertaking (7)


(m)(1)     Amended and Restated Distribution and Service Plan (14)



(m)(2)     12b-1 Plan Services Agreement (14)



(n)        Amended Rule 18f-3 Plan (14)



(p)(1)     MainStay VP Series Fund, Inc. Code of Ethics (13)



(p)(2)     American Century Investments Code of Ethics (13)



(p)(3)     Winslow Capital Management, Inc. Code of Ethics (14)



(p)(4)     Lord, Abbett & Co. Code of Ethics (13)



(p)(5)     Mellon Financial Code of Ethics (13)



(p)(6)     MacKay Shields LLC Code of Ethics (13)



(p)(7)     NYLIM Holdings LLC Code of Ethics (13)



(q)(1)     Powers of Attorney (13)

-------------------

(1) Filed in Registrant's Post-Effective Amendment No. 28 (2-86082) filed on April 14, 2000 and incorporated by reference herein.
(2) Filed in Registrant's Post-Effective Amendment No. 31 (2-86082) filed on May 16, 2001 and incorporated by reference herein.

(3) Filed in Registrant's Post-Effective Amendment No. 37 (2-86082) filed on May 13, 2003 and incorporated by reference herein.

(4) Filed in Registrant's Post-Effective Amendment No. 30 (2-86082) filed on April 13, 2001 and incorporated by reference herein.

(5) Filed in Registrant's Post-Effective Amendment No. 26 (2-86082) filed on March 2, 1999 and incorporated by reference herein.

(6) Filed in Registrant's Post-Effective Amendment No. 24 (2-86082) filed on February 13, 1998 and incorporated by reference herein.

(7) Filed in Registrant's Pre-Effective Amendment No. 1 (2-86082) filed on August 24, 1983 and incorporated by reference herein.

(8) Filed in Registrant's Post-Effective Amendment No. 32 (2-86082) filed on February 8, 2002 and incorporated by reference herein.

(9) Filed in Eclipse Funds Inc. Post-Effective Amendment No. 35 (33-36962) filed on February 27, 2003 and incorporated by reference herein.

(10) Filed in New York Life Insurance and Annuity Corporation Corporate Sponsored Variable Universal Life Separate Account - I Pre-Effective Amendment No. 1 (333-07617) filed on January 2, 1997 and incorporated by reference herein.

(11) Filed in Registrant's Post-Effective Amendment No. 36 (2-86082) filed on April 8, 2003 and incorporated by reference herein.

(12) Filed in Registrant's Post-Effective Amendment No. 40 (2-86082) filed on January 28, 2005 and incorporated by reference herein.


(13) Filed in Registrant's Post-Effective Amendment No. 41 (2-86082) filed on April 5, 2005 and incorporated herein by reference.






(14) Filed in Registrant's Post-Effective Amendment No. 44 (2-86082) filed on December 21, 2005 and incorporated herein by reference.


Item 24. PERSONS CONTROLLED OR UNDER COMMON CONTROL WITH REGISTRANT

         Shares of the Registrant are currently offered only to separate accounts of New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), for allocation to, among others, NYLIAC Variable Annuity Separate Account-I and NYLIAC Variable Annuity Separate Account-II (the "Separate Accounts"); NYLIAC MFA Separate Account I and NYLIAC MFA Separate Account II and VLI Separate Account and NYLIAC Life Stages Annuity Separate Account (the "Variable Accounts"); NYLIAC Variable Universal Life Separate Account-I and NYLIAC Variable Universal Life Separate Account-II; and Private Placement Variable Universal Life Separate Account I and Private Placement Variable Universal Life Separate Account II (the "VUL Accounts," collectively with the Separate Accounts and the Variable Accounts, the "Accounts"). The Accounts are segregated asset accounts of NYLIAC. NYLIAC has provided the initial investment in the Accounts; and its affiliates, New York Life Investment Management LLC and MacKay Shields, serve as investment advisers to the Portfolios.

         The following chart indicates the persons controlled by New York Life. Ownership is 100% unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly.

Name of Organization (Jurisdiction) (1)

        MainStay VP Series Fund, Inc. (2) (Maryland)
        The MainStay Funds (2) (Massachusetts)
        Eclipse Funds (2) (Massachusetts)
        Eclipse Funds Inc. (2) (Maryland)
        McMorgan Funds(2) (Delaware)


New York Life Investment Management Holdings LLC (Delaware)
        MacKay Shields LLC (Delaware)
                MacKay Shields General Partner (L/S) LLC (Delaware) Madison Capital Funding LLC (Delaware)
        McMorgan & Company LLC (Delaware)
        NYLCAP Manager LLC (Delaware)
                New York Life Capital Partners, L.L.C. (Delaware)
                New York Life Capital Partners II, L.L.C. (Delaware)

                NYLIM Mezzanine Partners GP, LLC (Delaware)

        NYLIM Service Company LLC (Delaware)
        New York Life Investment Management LLC (Delaware)
                NYLIM GP, LLC (Delaware)
                New York Life Investment Management (U.K.) Limited (United Kingdom)
        NYLIFE Distributors LLC  (Delaware)
        NYLIM Real Estate Inc. (Delaware)


New York Life Insurance and Annuity Corporation (Delaware)

New York Life International, Inc. (Delaware)

        NYLI Holdings (Argentina) SRL (Argentina)(3)
        HSBC New York Life Seguros de Vida (Argentina) S.A. (4) (40%)
          (Argentina)
        HSBC New York Life Seguros de Retiro (Argentina) S.A. (4) (40%)
          (Argentina)
        Maxima S.A. AFJP(4) (40%) (Argentina)

       New York Life Insurance Taiwan Corporation (Taiwan)

New York Life International, LLC (Delaware)


        New York Life Insurance Limited (South Korea)
        New York Life Insurance Worldwide Limited (Bermuda)
        New York Life International Holdings Limited (Mauritius)

                Max New York Life Insurance Company Limited (5) (26%) (India)

        New York Life International India Fund (Mauritius) LLC (90%) (Mauritius) New York Life Insurance (Philippines), Inc. (75%) (Philippines)
        New York Life Worldwide Capital, Inc. (Delaware)
                Fianzas Monterrey, S.A. (99.95%) (Mexico)
                       Operada FMA, S.A. de C.V. (99%) (Mexico)
        NYL International Reinsurance Company Ltd. (Bermuda)
        New York Life Securities Investment Consulting Co., Ltd. (Taiwan)
        NYLIFE Thailand, Inc. (Delaware)

                 Siam Commercial New York Life Insurance Public Company
                  Limited (6)(69.02%)(Thailand)

        NYLI-VB Asset Management Co. (Mauritius) LLC (90%) (Mauritius) Seguros Monterrey New York Life, S.A. de C.V. (5)(99.995%) (Mexico)
                Centro de Capacitacion Monterrey, A.C. (99.791%) (Mexico)


NYLIFE LLC (Delaware)
        Avanti Corporate Health Systems, Inc. (Delaware)
                Avanti of the District, Inc. (Maryland)
        Eagle Strategies Corp. (Arizona)

        Express Scripts, Inc. (7)  (47%) (Delaware)

        New York Life Capital Corporation (Delaware)
        New York Life International Investment Asia Ltd. (Mauritius) New York Life International Investment Inc. (Delaware)
                Monetary Research Limited (Bermuda)
                NYL Management Limited (United Kingdom)
        New York Life Trust Company (New York)
        New York Life Trust Company, FSB (United States)
        NYLCare NC Holdings, Inc. (Delaware)
        NYL Executive Benefits LLC (Delaware)

        NYLIFE Securities Inc. (New York)

        NYLINK Insurance Agency Incorporated (Delaware)
                NYLINK Insurance Agency of Alabama, Incorporated (Alabama) NYLINK Insurance Agency of Hawaii, Incorporated (Hawaii) NYLINK Insurance Agency of Massachusetts, Incorporated (Massachusetts) NYLINK Insurance Agency of Montana, Incorporated (Montana) NYLINK Insurance Agency of Nevada, Incorporated (Nevada) NYLINK Insurance Agency of New Mexico, Incorporated (New Mexico) NYLINK Insurance Agency of Washington, Incorporated (Washington) NYLINK Insurance Agency of Wyoming, Incorporated (Wyoming)
        NYLUK I Company (United Kingdom)
                NYLUK II Company (United Kingdom)
                     Gresham Mortgage (United Kingdom)
                     W Construction Company (United Kingdom)
                     WUT (United Kingdom)
                     WIM (AIM) (United Kingdom)


                WellPath of Arizona Reinsurance Company (Arizona)

NYLIFE Insurance Company of Arizona (Arizona)

Item 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER


         The business of MacKay Shields, NYLIM, American Century Investment Management, Inc., The Dreyfus Corporation, Winslow Capital Management, Inc. and Lord, Abbett & Co. LLC is summarized under "The Fund and its Management" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.



         Information as to the directors and officers of the adviser and sub-advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the adviser and sub-advisers in the last two years, is included in their respective applications for registration as investment advisers on Form ADV as follows: NYLIM, File No. 801-57396; MacKay Shields, File No. 801-8174, American Century Investment Management, Inc., File No. 801-8174; The Dreyfus Corporation, File No. 801-8147; Winslow Capital Management, Inc. File No. 801-41316 and Lord, Abbett & Co. LLC, File No. 801-6997.


Item 27. PRINCIPAL UNDERWRITER

a. NYLIFE Distributors Inc. is the principal underwriter for the Service Class shares of the Registrant. NYLIFE Distributors Inc. also acts as the principal underwriter for:

         The MainStay Funds (File No. 33-02610)
         Eclipse Funds Inc. (File No. 33-36962)
         Eclipse Funds (File No. 33-08865)
         NYLIAC Variable Universal Life Separate Account I
         NYLIAC Multi-Funded Annuity Separate Account I
         NYLIAC Multi-Funded Annuity Separate Account II
         NYLIAC Variable Annuity Separate Account I
         NYLIAC Variable Annuity Separate Account II
         NYLIAC Variable Annuity Separate Account III
         NYLIAC Variable Life Insurance Separate Account
         NYLIAC Corporate Sponsored Variable Universal Life Separate Account I NYLIAC Institutionally Owned Life Insurance Separate Account

b.

NAME AND PRINCIPAL BUSINESS ADDRESS(1)  POSITION(S) AND OFFICE(S)         POSITION(S) AND
                                              WITH NYLIFE            OFFICE(S) WITH THE FUND
                                            DISTRIBUTORS LLC
Brian A. Murdock                        Chairman of the Board and    None
                                        President

Christopher O. Blunt                    Executive Vice President     None
                                        for Retail

Scott L. Berlin                         Executive Vice President     None
                                        for Variable Life
                                        Distribution

Robert J. Hebron                        Executive Vice President     None
                                        for External Variable
                                        Life Distribution

John R. Meyer                           Executive Vice President     None
                                        for External Variable
                                        Annuity Distribution

Stephen P. Fisher                       Senior Managing Director -   None
                                        NYLIM Products Market

William F. Gibson                       Senior Managing Director     None
                                        and Chief Financial
                                        Officer


Barbara McInerney                       Senior Managing Director -   None
                                        Compliance

-----------------------------

(1) 169 Lackawanna Avenue Parsippany, NJ 07054


c.       Not Applicable.

Item 28. LOCATION OF ACCOUNTS AND RECORDS


         All accounts, books and other documents required to be maintained by
Section 31 (a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant, NYLIM and MacKay Shields at 169 Lackawanna Avenue, Parsippany, New Jersey 07054 and at Cokesbury Road, Lebanon, New Jersey 08833; at the offices of American Century Investment Management, Inc. at 4500 Main Street, Kansas City, Missouri 64111; at the offices of the Dreyfus Corporation at 200 Park Avenue, New York, New York 10166; at the offices of Winslow Capital Management, Inc. at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402; and at the offices of Lord, Abbett & Co. LLC at 90 Hudson Street, Jersey City, New Jersey 07032-3973. Records relating to the duties of the Registrant's custodian for the Capital Appreciation, Large Cap Growth,

S&P 500(R) Index, International Equity, Convertible, Basic Value, Total Return, Value, Government, High Yield Corporate Bond, Income & Growth, Developing Growth, Mid Cap Value, Mid Cap Core, Mid Cap Growth, Small Cap Growth, Floating Rate, Balanced, Bond, Common Stock, Conservative Allocation, Growth Allocation, Moderate Allocation, Moderate Growth Allocation and Cash Management Portfolios are maintained by the Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts, 02117.


Item 29. MANAGEMENT SERVICES

         None.

Item 30. UNDERTAKINGS

         None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 45 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Parsippany in the State of New Jersey, on the 6th day of February, 2006.


                                               MainStay VP Series Fund, Inc.
                                               (Registrant)

                                               By: /s/ MARGUERITE E. H. MORRISON
                                               ---------------------------------
                                               MARGUERITE E. H. MORRISON
                                               SECRETARY

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been duly signed by the following persons in the capacities and on the dates indicated.


/s/ Jill Feinberg
-----------------------
JILL FEINBERG*                  Director                      February 6, 2006

/s/ Daniel Herrick
-----------------------
DANIEL HERRICK*                 Director                      February 6, 2006

/s/ Gary E. Wendlandt
-----------------------
GARY E. WENDLANDT*              Chairman of the Board         February 6, 2006
                                (Chief Executive Officer)
/s/ Anne F. Pollack
-----------------------
ANNE F. POLLACK*                President and Director        February 6, 2006

/s/ Robert D. Rock
-----------------------
ROBERT D. ROCK*                 Vice President and Director   February 6, 2006


/s/ Roman L. Weil
-----------------------
ROMAN L. WEIL*                  Director                      February 6, 2006

/s/John A. Weisser, Jr.         Director                      February 6, 2006
------------------------
JOHN A. WEISSER, JR.*

/s/ Arphiela Arizmendi          Acting Treasurer and          February 6, 2006
------------------------        Principal Financial and
Arphiela Arizmendi              Accounting Officer



* Signatures affixed by Marguerite E.H. Morrison pursuant to Powers of Attorney dated February 22, 2005 and incorporated by reference from Registrant's Post-Effective Amendment No. 41(2-86082) filed on
    April 5, 2005.